(fidelity_logo) (Registered Trademark)

Fidelity® Advisor

Equity Value

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Equity Value Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Equity Value - CL A	2.32%	-4.99%	-2.80%
Fidelity Adv Equity Value - CL A (incl. 5.75% sales charge)	-3.57%	-10.45%	-8.39%
Russell 3000 ® Value	4.32%	-4.16%	-2.42%
Growth Funds Average	-6.67%	-16.35%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Equity Value - CL A	-4.99%	-2.64%
Fidelity Adv Equity Value - CL A (incl. 5.75% sales charge)	-10.45%	-7.93%
Russell 3000 Value	-4.16%	-2.28%
Growth Funds Average	-16.35%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Fidelity Advisor Equity Value Fund - Class A
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Class A on May 9, 2001, and the current 5.75% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have been $9,161 - a 8.39% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,758 - a 2.42% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative returns for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual total return was -15.23%. The six month and one year cumulative returns for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual total return was -16.65%.

Semiannual Report

Fidelity Advisor Equity Value Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Equity Value - CL T	2.21%	-5.18%	-3.00%
Fidelity Adv Equity Value - CL T (incl. 3.50% sales charge)	-1.36%	-8.50%	-6.40%
Russell 3000 Value	4.32%	-4.16%	-2.42%
Growth Funds Average	-6.67%	-16.35%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Equity Value - CL T	-5.18%	-2.83%
Fidelity Adv Equity Value - CL T (incl. 3.50% sales charge)	-8.50%	-6.04%
Russell 3000 Value	-4.16%	-2.28%
Growth Funds Average	-16.35%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Fidelity Advisor Equity Value Fund - Class T
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Value Fund - Class T on May 9, 2001, and the current 3.50% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have been $9,361 - a 6.40% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,758 - a 2.42% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative returns for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual total return was -15.23%. The six month and one year cumulative returns for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual total return was -16.65%.

Semiannual Report

Fidelity Advisor Equity Value Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six month, the past one year and the life of fund total return figures are 5%, 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Equity Value - CL B	2.01%	-5.58%	-3.50%
Fidelity Adv Equity Value - CL B (incl. contingent deferred sales charge)	-2.99%	-10.30%	-7.36%
Russell 3000 Value	4.32%	-4.16%	-2.42%
Growth Funds Average	-6.67%	-16.35%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Equity Value - CL B	-5.58%	-3.31%
Fidelity Adv Equity Value - CL B (incl. contingent deferred sales charge)	-10.30%	-6.96%
Russell 3000 Value	-4.16%	-2.28%
Growth Funds Average	-16.35%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Fidelity Advisor Equity Value Fund - Class B
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Value Fund - Class B on May 9, 2001, when the fund started. As the chart shows, by May 31, 2002, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $9,264 - a 7.36% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,758 - a 2.42% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative returns for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual total return was -15.23%. The six month and one year cumulative returns for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual total return was -16.65%.

Semiannual Report

Fidelity Advisor Equity Value Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six month, the past one year and life of fund total return figures are 1%, 1% and 0%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Equity Value - CL C	2.01%	-5.58%	-3.50%
Fidelity Adv Equity Value - CL C (incl. contingent deferred sales charge)	1.01%	-6.52%	-3.50%
Russell 3000 Value	4.32%	-4.16%	-2.42%
Growth Funds Average	-6.67%	-16.35%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Equity Value - CL C	-5.58%	-3.31%
Fidelity Adv Equity Value - CL C (incl. contingent deferred sales charge)	-6.52%	-3.31%
Russell 3000 Value	-4.16%	-2.28%
Growth Funds Average	-16.35%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Fidelity Advisor Equity Value Fund - Class C
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Value Fund - Class C on May 9, 2001, when the fund started. As the chart shows, by May 31, 2002, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $9,650 - a 3.50% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,758 - a 2.42% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative returns for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual total return was -15.23%. The six month and one year cumulative returns for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual total return was -16.65%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Steve DuFour, Portfolio Manager of Fidelity Advisor Equity Value Fund

Q. How did the fund perform, Steve?

A. For the six months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 2.32%, 2.21%, 2.01% and 2.01%, respectively. In comparison, the Russell 3000 Value Index gained 4.32%, while the growth funds average tracked by Lipper Inc. fell 6.67%. For the 12 months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares were down 4.99%, 5.18%, 5.58% and 5.58%, respectively. Comparatively, the Russell index and peer group average fell 4.16% and 16.35%, respectively, during the same period.

Q. Why did the fund underperform its index during the past six months?

A. The fund trailed the index primarily because I maintained a higher exposure to financials that rely on transaction-fee income to increase their earnings. These stocks, which include Charles Schwab, J.P. Morgan Chase and Morgan Stanley Dean Witter, performed poorly because their investment banking and brokerage operations suffered from tepid merger-and-acquisition activity and lower trading volumes. At the same time, the fund was underexposed to financials that rely primarily on spread-based income - the net interest income from spreads on loans - such as banks, which appreciated surprisingly well when consumer credit quality held up better than expected. Although this strategy within the financial sector has taken longer than I expected to work out, I continued to believe - and still do - that it could deliver longer-term benefits when the economy improves. The other factor that weighed on our return relative to the index was the substantial outperformance of smaller-cap stocks compared to the large-cap stocks that make up the bulk of the fund's holdings. Investors favored smaller-cap names with lower valuations as the weakened economy squeezed profits from many larger companies, forcing them to restructure their businesses and lower their operating costs. The fund's emphasis on stocks with attractively low valuations was likely the most significant reason it outperformed the Lipper peer group. These undervalued stocks outperformed those selling at higher multiples because investors generally weren't willing to pay a premium for faster growth potential given the unsettling economic climate.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What strategies paid off for the fund?

A. It was a good decision to increase our energy services holdings, while reducing our exposure to integrated oil producers. Large integrated oil companies had a difficult time maintaining their oil production levels, and therefore were forced to increase their spending on servicing companies to grow their production profile. The timing of this strategy was helpful because energy services stocks generally did quite well - allowing me to sell off some of our holdings in Schlumberger and Cooper Cameron for profits - while integrated oil firms did only moderately well. Elsewhere, stock selection and an overweighting relative to the index in the food, beverage and tobacco industries, including Coca-Cola and Procter & Gamble, were beneficial because investors generally viewed the stable earnings growth of these companies as an island of stability in a perfect storm.

Q. Charles Schwab once again was one of the fund's biggest detractors, yet remained its largest holding. Why?

A. Schwab did an incredible job of cutting its costs after the economy and equity markets stumbled. I began building a major position in the company some time ago after its valuation declined, and I've since increased our holdings. I believe the best way to make money in large-cap stocks is to buy well-run companies facing short-term difficulties that are likely to subside over time. Schwab's recent difficulties were not company-specific, but more of a product of the poor economic environment and temporary lukewarm interest in equities. I believed the company was positioned well to benefit from an economic recovery, and I was willing to be patient.

Q. What other holdings performed well? Which disappointed?

A. Top contributor Newmont Mining rose roughly 60% as skittish equity investors concerned about terrorism, questionable accounting practices and the unstable economy flocked to gold stocks as a safe haven. On the down side, multimedia firms AOL Time Warner and Liberty Media and cable operator Comcast held back performance due to lower advertising revenues and some high-profile credit problems in the cable-TV industry, respectively.

Semiannual Report

Q. What's your outlook, Steve?

A. I remain optimistic about both the future health of the U.S. economy and the stock market. I've positioned the fund with a high exposure to quality companies selling at attractive prices in a variety of industries - including energy services, brokerage and technology - that have done well historically during periods of sustained economic expansion. Because of this tilt toward economically sensitive stocks, however, the fund may experience some short-term volatility until the economy wakes up from its current nap.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: May 9, 2001

Size: as of May 31, 2002, more than $39 million

Manager: Steve DuFour, since inception; joined Fidelity in 1992

3

Steve DuFour gives an example of value investing:

"My view of value investing is based on the principle of buying affordably priced stocks of companies beset with short-term problems, and holding on to them until those problems are eliminated. My goal is to own only those companies that will turn things around, but lately my efforts have turned in mixed results. A good example of a stock that worked recently is Coca-Cola. More than a year ago, I increased our holdings in Coke when it had been plagued by a number of issues, including product contamination overseas, a change in corporate leadership and slowing growth. At that time, I set up a meeting with Coke's management to assess its ability to improve the company's results. After the meeting and following additional fundamental research, I concluded that management would turn things around and that Coke's stock was oversold, and I made it an overweighted position in the fund. It took some patience, but shares of Coke eventually did rebound, becoming a top contributor during the past six months as quarterly sales volumes improved. Additionally, the falling value of the dollar relative to overseas currencies had a favorable impact on Coke's earnings due to its large international operations. As of the end of the period, given that Coke's problems were abating, its earnings growth had improved and the stock price had risen, it was probably a more attractive investment for a growth stock manager."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Charles Schwab Corp.	4.3	5.0
BellSouth Corp.	3.7	5.2
Analog Devices, Inc.	3.5	0.7
Citigroup, Inc.	3.3	2.3
Fannie Mae	3.2	0.0
Schlumberger Ltd. (NY Shares)	2.5	3.6
J.P. Morgan Chase & Co.	2.2	0.3
American International Group, Inc.	2.0	0.0
Morgan Stanley Dean Witter & Co.	1.9	2.2
The Coca-Cola Co.	1.9	1.2
	28.5
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.3	22.4
Information Technology	14.7	10.1
Industrials	11.6	10.1
Consumer Discretionary	10.0	16.3
Consumer Staples	9.7	9.8
Asset Allocation (% of fund's net assets)
As of May 31, 2002*		As of November 30, 2001**
	Stocks 92.8%		Stocks and Equity Futures 91.0%
	Convertible Securities 4.6%		Convertible Securities 4.6%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	3.9%	** Foreign investments	3.8%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 0.5%
Bandag, Inc.	900	$ 28,800
Delphi Corp.	11,530	181,598
		210,398
Distributors - 0.1%
Applied Industrial Technologies, Inc.	900	17,775
Hotels, Restaurants & Leisure - 1.1%
Marriott International, Inc. Class A	5,660	228,890
MGM Mirage, Inc. (a)	5,570	209,933
		438,823
Household Durables - 0.9%
La-Z-Boy, Inc.	1,800	50,400
Leggett & Platt, Inc.	8,640	227,405
Newell Rubbermaid, Inc.	1,890	64,544
Whirlpool Corp.	130	9,282
		351,631
Media - 5.4%
AOL Time Warner, Inc. (a)	37,550	702,185
Belo Corp. Series A	8,520	204,139
Comcast Corp. Class A (special) (a)	15,410	433,946
E.W. Scripps Co. Class A	610	46,781
Hearst-Argyle Television, Inc. (a)	1,800	46,548
Liberty Media Corp. Class A (a)	10,960	132,068
McGraw-Hill Companies, Inc.	2,110	133,204
Media General, Inc. Class A	180	11,720
Meredith Corp.	1,920	77,645
The New York Times Co. Class A	580	29,157
Washington Post Co. Class B	550	339,570
		2,156,963
Multiline Retail - 1.2%
Federated Department Stores, Inc. (a)	4,100	169,781
Nordstrom, Inc.	4,700	115,714
Target Corp.	4,680	193,986
		479,481
Specialty Retail - 0.2%
Home Depot, Inc.	1,430	59,617
TOTAL CONSUMER DISCRETIONARY		3,714,688
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 9.7%
Beverages - 2.9%
Anheuser-Busch Companies, Inc.	1,180	$ 60,900
PepsiCo, Inc.	6,330	329,033
The Coca-Cola Co.	13,760	764,506
		1,154,439
Food Products - 2.3%
ConAgra Foods, Inc.	1,800	44,298
Dean Foods Co. (a)	10,232	373,468
Kraft Foods, Inc. Class A	2,680	115,267
McCormick & Co., Inc. (non-vtg.)	10,080	264,701
Sara Lee Corp.	3,430	72,304
Tyson Foods, Inc. Class A	3,300	48,708
		918,746
Household Products - 3.0%
Church & Dwight, Inc.	2,100	73,017
Clorox Co.	10,510	481,358
Procter & Gamble Co.	7,340	657,297
		1,211,672
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	1,860	68,355
Gillette Co.	910	32,369
		100,724
Tobacco - 1.2%
Loews Corp. - Carolina Group	1,600	51,600
Philip Morris Companies, Inc.	7,360	421,360
		472,960
TOTAL CONSUMER STAPLES		3,858,541
ENERGY - 8.5%
Energy Equipment & Services - 5.8%
BJ Services Co. (a)	3,120	117,062
Cooper Cameron Corp. (a)	5,070	285,289
ENSCO International, Inc.	6,210	203,378
GlobalSantaFe Corp.	5,510	185,963
Grant Prideco, Inc. (a)	4,900	73,500
Schlumberger Ltd. (NY Shares)	19,420	1,002,849
Smith International, Inc. (a)	2,700	198,126
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Transocean, Inc.	1,140	$ 43,514
Weatherford International, Inc. (a)	3,780	190,323
		2,300,004
Oil & Gas - 2.7%
BP PLC sponsored ADR	990	50,559
Burlington Resources, Inc.	5,770	234,262
Devon Energy Corp.	4,020	210,045
EOG Resources, Inc.	4,260	174,660
Occidental Petroleum Corp.	7,100	212,006
Spinnaker Exploration Co. (a)	3,500	133,980
Tesoro Petroleum Corp. (a)	2,400	16,920
TotalFinaElf SA sponsored ADR	630	48,932
		1,081,364
TOTAL ENERGY		3,381,368
FINANCIALS - 28.2%
Banks - 7.6%
Bank of America Corp.	9,130	692,145
Bank One Corp.	1,960	79,635
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	3,700	41,255
Cathay Bancorp, Inc.	900	38,322
Comerica, Inc.	3,120	199,992
East West Bancorp, Inc.	1,250	42,213
Fifth Third Bancorp	2,850	185,735
Golden West Financial Corp.	6,670	466,633
IBERIABANK Corp.	1,800	67,356
Oak Hill Financial, Inc.	3,600	76,212
Sovereign Bancorp, Inc.	9,400	145,512
Wachovia Corp.	19,501	748,253
Wells Fargo & Co.	4,600	241,040
		3,024,303
Diversified Financials - 16.1%
Allied Capital Corp.	800	19,752
Charles Schwab Corp.	141,820	1,714,597
Citigroup, Inc.	30,040	1,297,127
Countrywide Credit Industries, Inc.	1,180	58,186
E*TRADE Group, Inc. (a)	14,300	88,660
Fannie Mae	15,960	1,276,960
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.	23,870	$ 858,127
Lehman Brothers Holdings, Inc.	4,050	247,050
MBNA Corp.	1,700	61,557
Merrill Lynch & Co., Inc.	200	8,142
Morgan Stanley Dean Witter & Co.	17,000	772,820
		6,402,978
Insurance - 3.4%
AFLAC, Inc.	7,970	256,315
American International Group, Inc.	11,650	780,201
Cincinnati Financial Corp.	2,330	105,735
MetLife, Inc.	2,710	90,053
Old Republic International Corp.	3,310	109,892
		1,342,196
Real Estate - 1.1%
AMB Property Corp. (SBI)	2,050	59,758
Duke Realty Corp.	6,900	186,714
Equity Office Properties Trust	2,280	68,719
First Industrial Realty Trust, Inc.	1,200	41,172
ProLogis Trust	2,400	57,480
		413,843
TOTAL FINANCIALS		11,183,320
HEALTH CARE - 3.9%
Health Care Providers & Services - 0.8%
UnitedHealth Group, Inc.	3,520	319,616
Pharmaceuticals - 3.1%
Abbott Laboratories	2,470	117,325
Bristol-Myers Squibb Co.	7,990	248,649
Eli Lilly & Co.	520	33,644
Merck & Co., Inc.	2,850	162,735
Pfizer, Inc.	14,100	487,860
Schering-Plough Corp.	3,100	81,995
Wyeth	1,550	86,025
		1,218,233
TOTAL HEALTH CARE		1,537,849
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	5,600	$ 347,480
Precision Castparts Corp.	4,880	171,337
		518,817
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	3,350	202,273
Airlines - 0.3%
Delta Air Lines, Inc.	4,380	114,975
Building Products - 0.3%
Masco Corp.	3,170	84,512
NCI Building Systems, Inc. (a)	900	18,450
		102,962
Commercial Services & Supplies - 1.5%
Avery Dennison Corp.	2,240	146,429
G&K Services, Inc. Class A	3,100	117,955
Labor Ready, Inc. (a)	21,500	190,920
Manpower, Inc.	1,700	70,482
New England Business Service, Inc.	2,700	71,415
		597,201
Electrical Equipment - 0.8%
Acuity Brands, Inc.	4,600	77,740
Baldor Electric Co.	3,580	86,815
Emerson Electric Co.	900	52,065
Hubbell, Inc. Class B	1,890	69,836
Rockwell Automation, Inc.	900	19,746
		306,202
Industrial Conglomerates - 1.7%
Carlisle Companies, Inc.	540	20,066
General Electric Co.	18,840	586,678
Teleflex, Inc.	1,450	83,303
		690,047
Machinery - 3.6%
Caterpillar, Inc.	1,800	94,086
Donaldson Co., Inc.	1,100	43,472
Eaton Corp.	8,110	655,450
Illinois Tool Works, Inc.	480	34,094
JLG Industries, Inc.	1,300	17,940
Lincoln Electric Holdings, Inc.	6,700	187,667
Parker Hannifin Corp.	2,950	144,550
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Regal-Beloit Corp.	5,400	$ 136,080
Terex Corp. (a)	900	22,860
Timken Co.	2,700	60,480
UNOVA, Inc. (a)	6,300	43,029
		1,439,708
Road & Rail - 0.9%
Knight Transportation, Inc. (a)	6,285	125,386
Norfolk Southern Corp.	3,930	83,198
USFreightways Corp.	900	31,374
Werner Enterprises, Inc.	5,946	110,120
		350,078
Trading Companies & Distributors - 0.2%
Genuine Parts Co.	2,520	92,106
TOTAL INDUSTRIALS		4,414,369
INFORMATION TECHNOLOGY - 12.8%
Communications Equipment - 0.2%
ADC Telecommunications, Inc. (a)	8,200	27,470
Corning, Inc.	8,950	42,960
		70,430
Computers & Peripherals - 0.7%
International Business Machines Corp.	1,800	144,810
Sun Microsystems, Inc. (a)	16,100	110,929
		255,739
Electronic Equipment & Instruments - 3.0%
Amphenol Corp. Class A (a)	3,650	164,068
AVX Corp.	4,300	92,235
Benchmark Electronics, Inc. (a)	2,000	60,000
Celestica, Inc. (sub. vtg.) (a)	5,360	157,534
Jabil Circuit, Inc. (a)	13,270	304,679
Merix Corp. (a)	2,700	46,710
Sanmina-SCI Corp. (a)	10,800	124,200
Tektronix, Inc. (a)	6,560	133,037
Waters Corp. (a)	4,400	117,304
		1,199,767
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.5%
LendingTree, Inc. (a)	9,800	$ 138,180
Yahoo!, Inc. (a)	3,600	57,672
		195,852
IT Consulting & Services - 0.1%
Acxiom Corp. (a)	2,800	49,784
Semiconductor Equipment & Products - 5.0%
Analog Devices, Inc. (a)	37,980	1,390,828
Atmel Corp. (a)	1,650	13,563
Integrated Device Technology, Inc. (a)	1,520	38,669
Integrated Silicon Solution (a)	1,000	11,850
Kulicke & Soffa Industries, Inc. (a)	7,900	115,340
Lattice Semiconductor Corp. (a)	520	5,564
Linear Technology Corp.	700	26,075
LSI Logic Corp. (a)	1,340	15,276
Micron Technology, Inc. (a)	4,340	102,337
National Semiconductor Corp. (a)	1,085	33,310
Teradyne, Inc. (a)	8,340	225,847
		1,978,659
Software - 3.3%
E.piphany, Inc. (a)	180	747
Legato Systems, Inc. (a)	9,800	61,348
Microsoft Corp. (a)	14,900	758,559
Oracle Corp. (a)	10,890	86,249
Reynolds & Reynolds Co. Class A	7,580	230,811
VERITAS Software Corp. (a)	7,660	173,652
		1,311,366
TOTAL INFORMATION TECHNOLOGY		5,061,597
MATERIALS - 4.0%
Chemicals - 1.9%
A. Schulman, Inc.	1,800	35,694
Albemarle Corp.	6,500	207,220
E.I. du Pont de Nemours & Co.	680	31,280
Ferro Corp.	3,610	106,098
Hercules, Inc. (a)	5,800	73,022
Lyondell Chemical Co.	2,300	37,766
MacDermid, Inc.	2,900	59,276
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Praxair, Inc.	2,620	$ 146,720
RPM, Inc.	2,600	40,924
		738,000
Construction Materials - 0.2%
Centex Construction Products, Inc.	500	20,885
Martin Marietta Materials, Inc.	1,800	72,000
		92,885
Metals & Mining - 1.9%
Alcoa, Inc.	1,800	62,964
Barrick Gold Corp.	4,900	106,872
Newmont Mining Corp. Holding Co.	19,300	602,353
		772,189
TOTAL MATERIALS		1,603,074
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.6%
BellSouth Corp.	44,280	1,473,638
Qwest Communications International, Inc.	69,190	357,020
		1,830,658
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	7,100	74,124
TOTAL TELECOMMUNICATION SERVICES		1,904,782
UTILITIES - 0.4%
Electric Utilities - 0.0%
Dominion Resources, Inc.	90	5,830
Gas Utilities - 0.1%
KeySpan Corp.	1,440	54,518
Multi-Utilities & Unreg. Pwr - 0.3%
Questar Corp.	4,220	116,345
TOTAL UTILITIES		176,693
TOTAL COMMON STOCKS (Cost $35,998,800)		36,836,281
Convertible Preferred Stocks - 3.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
General Motors Corp. Series B, $1.313	2,700	$ 77,274
FINANCIALS - 0.6%
Diversified Financials - 0.3%
Ford Motor Co. Capital Trust II $3.25	900	54,399
Lucent Technologies Capital Trust I $77.50 (d)	45	41,738
United Rentals Trust I $3.25 QUIPS	300	11,738
		107,875
Insurance - 0.3%
Prudential Financial, Inc. $3.375	1,890	110,971
TOTAL FINANCIALS		218,846
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
Northrop Grumman Corp. $7.25	1,350	175,473
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 1.3%
Lucent Technologies, Inc. $80.00 (d)	212	190,257
Motorola, Inc. $3.50	7,000	340,578
		530,835
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Boise Cascade Corp. $3.75	360	19,894
UTILITIES - 0.4%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	900	53,073
Dominion Resources, Inc. $4.375	1,490	78,587
		131,660
Gas Utilities - 0.1%
KeySpan Corp. $4.375	630	33,100
TOTAL UTILITIES		164,760
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,186,800)		1,187,082
Convertible Bonds - 1.6%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.4%
Specialty Retail - 0.4%
Gap, Inc. 5.75% 3/15/09 (d)	Ba3	$ 140,000	$ 161,664
FINANCIALS - 0.5%
Diversified Financials - 0.5%
E*TRADE Group, Inc. 6% 2/1/07	B-	183,000	140,233
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	Ba3	38,000	18,468
Lehman Brothers Holdings, Inc. 1.13% 4/1/22 (e)	A	50,000	50,375
			209,076
INDUSTRIALS - 0.1%
Airlines - 0.1%
Continental Airlines, Inc. 4.5% 2/1/07	B2	30,000	26,636
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.5%
CIENA Corp. 3.75% 2/1/08	Ba3	72,000	45,258
Corning, Inc. 3.5% 11/1/08	Baa3	166,100	123,562
Emulex Corp. 1.75% 2/1/07 (d)	-	20,000	17,725
			186,545
Semiconductor Equipment & Products - 0.1%
Kulicke & Soffa Industries, Inc. 4.75% 12/15/06	B3	20,000	18,000
Semtech Corp. 4.5% 2/1/07	CCC+	28,000	28,806
			46,806
TOTAL INFORMATION TECHNOLOGY			233,351
TOTAL CONVERTIBLE BONDS (Cost $687,099)			630,727
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.77% 7/5/02 (Cost $49,914)	-	50,000	49,926
Money Market Funds - 2.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (c) (Cost $1,034,767)	1,034,767	$ 1,034,767
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $38,957,380)		39,738,783
NET OTHER ASSETS - (0.1)%		(39,882)
NET ASSETS - 100%		$ 39,698,901
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
QUIPS	-	Quarterly Income Preferred Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $411,384 or 1.0% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $35,277,233 and $16,928,468, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,695 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $39,020,598. Net unrealized appreciation aggregated $718,185, of which $2,828,013 related to appreciated investment securities and $2,109,828 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $770,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $38,957,380) - See accompanying schedule		$ 39,738,783
Receivable for investments sold		148,541
Receivable for fund shares sold		517,929
Dividends receivable		25,346
Interest receivable		10,152
Receivable from investment adviser for expense reductions		30,506
Total assets		40,471,257
Liabilities
Payable to custodian bank	$ 3,946
Payable for investments purchased	676,083
Payable for fund shares redeemed	33,012
Distribution fees payable	22,417
Other payables and accrued expenses	36,898
Total liabilities		772,356
Net Assets		$ 39,698,901
Net Assets consist of:
Paid in capital		$ 39,791,556
Accumulated net investment (loss)		(100,777)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(773,282)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		781,404
Net Assets		$ 39,698,901

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,614,203 ÷ 268,836 shares)	$ 9.72
Maximum offering price per share (100/94.25 of $9.72)	$ 10.31
Class T: Net Asset Value and redemption price per share ($18,673,189 ÷ 1,925,353 shares)	$ 9.70
Maximum offering price per share (100/96.50 of $9.70)	$ 10.05
Class B: Net Asset Value and offering price per share ($9,853,406 ÷ 1,020,961 shares) A	$ 9.65
Class C: Net Asset Value and offering price per share ($8,120,216 ÷ 841,909 shares) A	$ 9.65
Institutional Class: Net Asset Value, offering price and redemption price per share ($437,887 ÷ 44,923 shares)	$ 9.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 203,812
Interest		30,012
Total income		233,824
Expenses
Management fee	$ 89,359
Transfer agent fees	56,293
Distribution fees	109,523
Accounting fees and expenses	30,047
Non-interested trustees' compensation	45
Custodian fees and expenses	12,782
Registration fees	104,418
Audit	10,836
Legal	80
Reports to shareholders	65,241
Miscellaneous	426
Total expenses before reductions	479,050
Expense reductions	(142,828)	336,222
Net investment income (loss)		(102,398)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	111,318
Foreign currency transactions	(63)
Futures contracts	(8,710)
Total net realized gain (loss)		102,545
Change in net unrealized appreciation (depreciation) on: Investment securities	333,418
Assets and liabilities in foreign currencies	1
Futures contracts	(17,743)
Total change in net unrealized appreciation (depreciation)		315,676
Net gain (loss)		418,221
Net increase (decrease) in net assets resulting from operations		$ 315,823

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	May 9, 2001 (commencement of operations) to November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (102,398)	$ (12,951)
Net realized gain (loss)	102,545	(875,827)
Change in net unrealized appreciation (depreciation)	315,676	465,728
Net increase (decrease) in net assets resulting from operations	315,823	(423,050)
Share transactions - net increase (decrease)	17,840,888	21,965,240
Total increase (decrease) in net assets	18,156,711	21,542,190
Net Assets
Beginning of period	21,542,190	-
End of period (including accumulated net investment loss of $100,777 and undistributed net investment income of $1,621, respectively)	$ 39,698,901	$ 21,542,190

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.01
Net realized and unrealized gain (loss)	.23	(.51)
Total from investment operations	.22	(.50)
Net asset value, end of period	$ 9.72	$ 9.50
Total Return B, C, D	2.32%	(5.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.62% A	3.83% A
Expenses net of voluntary waivers, if any	1.75% A	1.75% A
Expenses net of all reductions	1.71% A	1.71% A
Net investment income (loss)	(.20)% A	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,614	$ 1,428
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period May 9, 2001 (commencement of operations) to November 30, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	-
Net realized and unrealized gain (loss)	.23	(.51)
Total from investment operations	.21	(.51)
Net asset value, end of period	$ 9.70	$ 9.49
Total Return B, C, D	2.21%	(5.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.88% A	4.06% A
Expenses net of voluntary waivers, if any	2.00% A	2.00% A
Expenses net of all reductions	1.96% A	1.97% A
Net investment income (loss)	(.45)% A	-% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,673	$ 9,584
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period May 9, 2001 (commencement of operations) to November 30, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.03)
Net realized and unrealized gain (loss)	.24	(.51)
Total from investment operations	.19	(.54)
Net asset value, end of period	$ 9.65	$ 9.46
Total Return B, C, D	2.01%	(5.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.40% A	4.67% A
Expenses net of voluntary waivers, if any	2.50% A	2.50% A
Expenses net of all reductions	2.46% A	2.47% A
Net investment income (loss)	(.95)% A	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,853	$ 5,103
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period May 9, 2001 (commencement of operations) to November 30, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.03)
Net realized and unrealized gain (loss)	.24	(.51)
Total from investment operations	.19	(.54)
Net asset value, end of period	$ 9.65	$ 9.46
Total Return B, C, D	2.01%	(5.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.35% A	4.55% A
Expenses net of voluntary waivers, if any	2.50% A	2.50% A
Expenses net of all reductions	2.46% A	2.46% A
Net investment income (loss)	(.95)% A	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,120	$ 5,118
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period May 9, 2001 (commencement of operations) to November 30, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.51	$ 10.00
Income from Investment Operations
Net investment income (loss) D	-	.03
Net realized and unrealized gain (loss)	.24	(.52)
Total from investment operations	.24	(.49)
Net asset value, end of period	$ 9.75	$ 9.51
Total Return B, C	2.52%	(4.90)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.29% A	3.44% A
Expenses net of voluntary waivers, if any	1.50% A	1.50% A
Expenses net of all reductions	1.46% A	1.46% A
Net investment income (loss)	.05% A	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 438	$ 309
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period May 9, 2001 (commencement of operations) to November 30, 2001. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,516	$ 242
Class T	.25%	.25%	35,582	0
Class B	.75%	.25%	37,365	28,024
Class C	.75%	.25%	34,060	18,366
			$ 109,523	$ 46,632

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 21,937	$ 5,979
Class T	26,717	4,588
Class B*	6,105	6,105
Class C*	1,055	1,055
	$ 55,814	$ 17,727

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 3,581	0.35*
Class T	26,059	0.36*
Class B	14,753	0.39*
Class C	11,441	0.33*
Institutional Class	459	0.27*
	$ 56,293

*Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,766 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 8,855
Class T	2.00%	63,298
Class B	2.50%	34,176
Class C	2.50%	29,190
Institutional Class	1.50%	1,330
		$ 136,849

Certain security trades were directed to brokers who paid $5,977 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2.

Semiannual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001 A	Six months ended May 31, 2002	Year ended November 30, 2001 A
Class A
Shares sold	156,166	184,500	$ 1,524,360	$ 1,783,958
Shares redeemed	(37,655)	(34,175)	(367,401)	(339,517)
Net increase (decrease)	118,511	150,325	$ 1,156,959	$ 1,444,441
Class T
Shares sold	1,094,892	1,111,379	$ 10,707,366	$ 10,722,357
Shares redeemed	(179,622)	(101,296)	(1,764,922)	(956,718)
Net increase (decrease)	915,270	1,010,083	$ 8,942,444	$ 9,765,639
Class B
Shares sold	523,371	582,047	$ 5,110,358	$ 5,569,933
Shares redeemed	(41,574)	(42,883)	(406,658)	(409,099)
Net increase (decrease)	481,797	539,164	$ 4,703,700	$ 5,160,834
Class C
Shares sold	346,987	620,446	$ 3,367,655	$ 5,991,712
Shares redeemed	(46,148)	(79,376)	(453,246)	(717,007)
Net increase (decrease)	300,839	541,070	$ 2,914,409	$ 5,274,705
Institutional Class
Shares sold	21,759	37,376	$ 213,683	$ 365,056
Shares redeemed	(9,346)	(4,866)	(90,307)	(45,435)
Net increase (decrease)	12,413	32,510	$ 123,376	$ 319,621

A Share transactions are for the period May 9, 2001 (commencement of sale of shares) to November 30, 2001.

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEV-SANN-0702 157556
1.759108.101

(Fidelity Investment logo)(registered trademark)

(fidelity_logo) (Registered Trademark)

Fidelity® Advisor

Equity Value

Fund - Institutional Class

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Equity Value Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Equity Value - Inst CL	2.52%	-4.69%	-2.50%
Russell 3000® Value	4.32%	-4.16%	-2.42%
Growth Funds Average	-6.67%	-16.35%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on May 9, 2001. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Equity Value - Inst CL	-4.69%	-2.36%
Russell 3000 Value	-4.16%	-2.28%
Growth Funds Average	-16.35%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

* Not available

Semiannual Report

Fidelity Advisor Equity Value Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Value Fund - Institutional Class on May 9, 2001, when the fund started. As the chart shows, by May 31, 2002, the value of the investment would have been $9,750 - a 2.50% decrease on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,758 - a 2.42% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative returns for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual total return was -15.23%. The six month and one year cumulative returns for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual total return was -16.65%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Steve DuFour, Portfolio Manager of Fidelity Advisor Equity Value Fund

Q. How did the fund perform, Steve?

A. For the six months ending May 31, 2002, the fund's Institutional Class shares returned 2.52%. In comparison, the Russell 3000 Value Index gained 4.32%, while the growth funds average tracked by Lipper Inc. fell 6.67%. For the 12 months ending May 31, 2002, the fund's Institutional Class shares declined 4.69%, while the Russell index and peer group average fell 4.16% and 16.35%, respectively.

Q. Why did the fund underperform its index during the past six months?

A. The fund trailed the index primarily because I maintained a higher exposure to financials that rely on transaction-fee income to increase their earnings. These stocks, which include Charles Schwab, J.P. Morgan Chase and Morgan Stanley Dean Witter, performed poorly because their investment banking and brokerage operations suffered from tepid merger-and-acquisition activity and lower trading volumes. At the same time, the fund was underexposed to financials that rely primarily on spread-based income - the net interest income from spreads on loans - such as banks, which appreciated surprisingly well when consumer credit quality held up better than expected. Although this strategy within the financial sector has taken longer than I expected to work out, I continued to believe - and still do - that it could deliver longer-term benefits when the economy improves. The other factor that weighed on our return relative to the index was the substantial outperformance of smaller-cap stocks compared to the large-cap stocks that make up the bulk of the fund's holdings. Investors favored smaller-cap names with lower valuations as the weakened economy squeezed profits from many larger companies, forcing them to restructure their businesses and lower their operating costs. The fund's emphasis on stocks with attractively low valuations was likely the most significant reason it outperformed the Lipper peer group. These undervalued stocks outperformed those selling at higher multiples because investors generally weren't willing to pay a premium for faster growth potential given the unsettling economic climate.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. What strategies paid off for the fund?

A. It was a good decision to increase our energy services holdings, while reducing our exposure to integrated oil producers. Large integrated oil companies had a difficult time maintaining their oil production levels, and therefore were forced to increase their spending on servicing companies to grow their production profile. The timing of this strategy was helpful because energy services stocks generally did quite well - allowing me to sell off some of our holdings in Schlumberger and Cooper Cameron for profits - while integrated oil firms did only moderately well. Elsewhere, stock selection and an overweighting relative to the index in the food, beverage and tobacco industries, including Coca-Cola and Procter & Gamble, were beneficial because investors generally viewed the stable earnings growth of these companies as an island of stability in a perfect storm.

Q. Charles Schwab once again was one of the fund's biggest detractors, yet remained its largest holding. Why?

A. Schwab did an incredible job of cutting its costs after the economy and equity markets stumbled. I began building a major position in the company some time ago after its valuation declined, and I've since increased our holdings. I believe the best way to make money in large-cap stocks is to buy well-run companies facing short-term difficulties that are likely to subside over time. Schwab's recent difficulties were not company-specific, but more of a product of the poor economic environment and temporary lukewarm interest in equities. I believed the company was positioned well to benefit from an economic recovery, and I was willing to be patient.

Q. What other holdings performed well? Which disappointed?

A. Top contributor Newmont Mining rose roughly 60% as skittish equity investors concerned about terrorism, questionable accounting practices and the unstable economy flocked to gold stocks as a safe haven. On the down side, multimedia firms AOL Time Warner and Liberty Media and cable operator Comcast held back performance due to lower advertising revenues and some high-profile credit problems in the cable-TV industry, respectively.

Semiannual Report

Q. What's your outlook, Steve?

A. I remain optimistic about both the future health of the U.S. economy and the stock market. I've positioned the fund with a high exposure to quality companies selling at attractive prices in a variety of industries - including energy services, brokerage and technology - that have done well historically during periods of sustained economic expansion. Because of this tilt toward economically sensitive stocks, however, the fund may experience some short-term volatility until the economy wakes up from its current nap.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: May 9, 2001

Size: as of May 31, 2002, more than $39 million

Manager: Steve DuFour, since inception; joined Fidelity in 1992

3

Steve DuFour gives an example of value investing:

"My view of value investing is based on the principle of buying affordably priced stocks of companies beset with short-term problems, and holding on to them until those problems are eliminated. My goal is to own only those companies that will turn things around, but lately my efforts have turned in mixed results. A good example of a stock that worked recently is Coca-Cola. More than a year ago, I increased our holdings in Coke when it had been plagued by a number of issues, including product contamination overseas, a change in corporate leadership and slowing growth. At that time, I set up a meeting with Coke's management to assess its ability to improve the company's results. After the meeting and following additional fundamental research, I concluded that management would turn things around and that Coke's stock was oversold, and I made it an overweighted position in the fund. It took some patience, but shares of Coke eventually did rebound, becoming a top contributor during the past six months as quarterly sales volumes improved. Additionally, the falling value of the dollar relative to overseas currencies had a favorable impact on Coke's earnings due to its large international operations. As of the end of the period, given that Coke's problems were abating, its earnings growth had improved and the stock price had risen, it was probably a more attractive investment for a growth stock manager."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Charles Schwab Corp.	4.3	5.0
BellSouth Corp.	3.7	5.2
Analog Devices, Inc.	3.5	0.7
Citigroup, Inc.	3.3	2.3
Fannie Mae	3.2	0.0
Schlumberger Ltd. (NY Shares)	2.5	3.6
J.P. Morgan Chase & Co.	2.2	0.3
American International Group, Inc.	2.0	0.0
Morgan Stanley Dean Witter & Co.	1.9	2.2
The Coca-Cola Co.	1.9	1.2
	28.5
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	29.3	22.4
Information Technology	14.7	10.1
Industrials	11.6	10.1
Consumer Discretionary	10.0	16.3
Consumer Staples	9.7	9.8
Asset Allocation (% of fund's net assets)
As of May 31, 2002*		As of November 30, 2001**
	Stocks 92.8%		Stocks and Equity Futures 91.0%
	Convertible Securities 4.6%		Convertible Securities 4.6%
	Short-Term Investments and Net Other Assets 2.6%		Short-Term Investments and Net Other Assets 4.4%
* Foreign investments	3.9%	** Foreign investments	3.8%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 92.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 9.4%
Auto Components - 0.5%
Bandag, Inc.	900	$ 28,800
Delphi Corp.	11,530	181,598
		210,398
Distributors - 0.1%
Applied Industrial Technologies, Inc.	900	17,775
Hotels, Restaurants & Leisure - 1.1%
Marriott International, Inc. Class A	5,660	228,890
MGM Mirage, Inc. (a)	5,570	209,933
		438,823
Household Durables - 0.9%
La-Z-Boy, Inc.	1,800	50,400
Leggett & Platt, Inc.	8,640	227,405
Newell Rubbermaid, Inc.	1,890	64,544
Whirlpool Corp.	130	9,282
		351,631
Media - 5.4%
AOL Time Warner, Inc. (a)	37,550	702,185
Belo Corp. Series A	8,520	204,139
Comcast Corp. Class A (special) (a)	15,410	433,946
E.W. Scripps Co. Class A	610	46,781
Hearst-Argyle Television, Inc. (a)	1,800	46,548
Liberty Media Corp. Class A (a)	10,960	132,068
McGraw-Hill Companies, Inc.	2,110	133,204
Media General, Inc. Class A	180	11,720
Meredith Corp.	1,920	77,645
The New York Times Co. Class A	580	29,157
Washington Post Co. Class B	550	339,570
		2,156,963
Multiline Retail - 1.2%
Federated Department Stores, Inc. (a)	4,100	169,781
Nordstrom, Inc.	4,700	115,714
Target Corp.	4,680	193,986
		479,481
Specialty Retail - 0.2%
Home Depot, Inc.	1,430	59,617
TOTAL CONSUMER DISCRETIONARY		3,714,688
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 9.7%
Beverages - 2.9%
Anheuser-Busch Companies, Inc.	1,180	$ 60,900
PepsiCo, Inc.	6,330	329,033
The Coca-Cola Co.	13,760	764,506
		1,154,439
Food Products - 2.3%
ConAgra Foods, Inc.	1,800	44,298
Dean Foods Co. (a)	10,232	373,468
Kraft Foods, Inc. Class A	2,680	115,267
McCormick & Co., Inc. (non-vtg.)	10,080	264,701
Sara Lee Corp.	3,430	72,304
Tyson Foods, Inc. Class A	3,300	48,708
		918,746
Household Products - 3.0%
Church & Dwight, Inc.	2,100	73,017
Clorox Co.	10,510	481,358
Procter & Gamble Co.	7,340	657,297
		1,211,672
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	1,860	68,355
Gillette Co.	910	32,369
		100,724
Tobacco - 1.2%
Loews Corp. - Carolina Group	1,600	51,600
Philip Morris Companies, Inc.	7,360	421,360
		472,960
TOTAL CONSUMER STAPLES		3,858,541
ENERGY - 8.5%
Energy Equipment & Services - 5.8%
BJ Services Co. (a)	3,120	117,062
Cooper Cameron Corp. (a)	5,070	285,289
ENSCO International, Inc.	6,210	203,378
GlobalSantaFe Corp.	5,510	185,963
Grant Prideco, Inc. (a)	4,900	73,500
Schlumberger Ltd. (NY Shares)	19,420	1,002,849
Smith International, Inc. (a)	2,700	198,126
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Equipment & Services - continued
Transocean, Inc.	1,140	$ 43,514
Weatherford International, Inc. (a)	3,780	190,323
		2,300,004
Oil & Gas - 2.7%
BP PLC sponsored ADR	990	50,559
Burlington Resources, Inc.	5,770	234,262
Devon Energy Corp.	4,020	210,045
EOG Resources, Inc.	4,260	174,660
Occidental Petroleum Corp.	7,100	212,006
Spinnaker Exploration Co. (a)	3,500	133,980
Tesoro Petroleum Corp. (a)	2,400	16,920
TotalFinaElf SA sponsored ADR	630	48,932
		1,081,364
TOTAL ENERGY		3,381,368
FINANCIALS - 28.2%
Banks - 7.6%
Bank of America Corp.	9,130	692,145
Bank One Corp.	1,960	79,635
BankAtlantic Bancorp, Inc. Class A (non-vtg.)	3,700	41,255
Cathay Bancorp, Inc.	900	38,322
Comerica, Inc.	3,120	199,992
East West Bancorp, Inc.	1,250	42,213
Fifth Third Bancorp	2,850	185,735
Golden West Financial Corp.	6,670	466,633
IBERIABANK Corp.	1,800	67,356
Oak Hill Financial, Inc.	3,600	76,212
Sovereign Bancorp, Inc.	9,400	145,512
Wachovia Corp.	19,501	748,253
Wells Fargo & Co.	4,600	241,040
		3,024,303
Diversified Financials - 16.1%
Allied Capital Corp.	800	19,752
Charles Schwab Corp.	141,820	1,714,597
Citigroup, Inc.	30,040	1,297,127
Countrywide Credit Industries, Inc.	1,180	58,186
E*TRADE Group, Inc. (a)	14,300	88,660
Fannie Mae	15,960	1,276,960
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Diversified Financials - continued
J.P. Morgan Chase & Co.	23,870	$ 858,127
Lehman Brothers Holdings, Inc.	4,050	247,050
MBNA Corp.	1,700	61,557
Merrill Lynch & Co., Inc.	200	8,142
Morgan Stanley Dean Witter & Co.	17,000	772,820
		6,402,978
Insurance - 3.4%
AFLAC, Inc.	7,970	256,315
American International Group, Inc.	11,650	780,201
Cincinnati Financial Corp.	2,330	105,735
MetLife, Inc.	2,710	90,053
Old Republic International Corp.	3,310	109,892
		1,342,196
Real Estate - 1.1%
AMB Property Corp. (SBI)	2,050	59,758
Duke Realty Corp.	6,900	186,714
Equity Office Properties Trust	2,280	68,719
First Industrial Realty Trust, Inc.	1,200	41,172
ProLogis Trust	2,400	57,480
		413,843
TOTAL FINANCIALS		11,183,320
HEALTH CARE - 3.9%
Health Care Providers & Services - 0.8%
UnitedHealth Group, Inc.	3,520	319,616
Pharmaceuticals - 3.1%
Abbott Laboratories	2,470	117,325
Bristol-Myers Squibb Co.	7,990	248,649
Eli Lilly & Co.	520	33,644
Merck & Co., Inc.	2,850	162,735
Pfizer, Inc.	14,100	487,860
Schering-Plough Corp.	3,100	81,995
Wyeth	1,550	86,025
		1,218,233
TOTAL HEALTH CARE		1,537,849
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 11.1%
Aerospace & Defense - 1.3%
Lockheed Martin Corp.	5,600	$ 347,480
Precision Castparts Corp.	4,880	171,337
		518,817
Air Freight & Logistics - 0.5%
United Parcel Service, Inc. Class B	3,350	202,273
Airlines - 0.3%
Delta Air Lines, Inc.	4,380	114,975
Building Products - 0.3%
Masco Corp.	3,170	84,512
NCI Building Systems, Inc. (a)	900	18,450
		102,962
Commercial Services & Supplies - 1.5%
Avery Dennison Corp.	2,240	146,429
G&K Services, Inc. Class A	3,100	117,955
Labor Ready, Inc. (a)	21,500	190,920
Manpower, Inc.	1,700	70,482
New England Business Service, Inc.	2,700	71,415
		597,201
Electrical Equipment - 0.8%
Acuity Brands, Inc.	4,600	77,740
Baldor Electric Co.	3,580	86,815
Emerson Electric Co.	900	52,065
Hubbell, Inc. Class B	1,890	69,836
Rockwell Automation, Inc.	900	19,746
		306,202
Industrial Conglomerates - 1.7%
Carlisle Companies, Inc.	540	20,066
General Electric Co.	18,840	586,678
Teleflex, Inc.	1,450	83,303
		690,047
Machinery - 3.6%
Caterpillar, Inc.	1,800	94,086
Donaldson Co., Inc.	1,100	43,472
Eaton Corp.	8,110	655,450
Illinois Tool Works, Inc.	480	34,094
JLG Industries, Inc.	1,300	17,940
Lincoln Electric Holdings, Inc.	6,700	187,667
Parker Hannifin Corp.	2,950	144,550
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Machinery - continued
Regal-Beloit Corp.	5,400	$ 136,080
Terex Corp. (a)	900	22,860
Timken Co.	2,700	60,480
UNOVA, Inc. (a)	6,300	43,029
		1,439,708
Road & Rail - 0.9%
Knight Transportation, Inc. (a)	6,285	125,386
Norfolk Southern Corp.	3,930	83,198
USFreightways Corp.	900	31,374
Werner Enterprises, Inc.	5,946	110,120
		350,078
Trading Companies & Distributors - 0.2%
Genuine Parts Co.	2,520	92,106
TOTAL INDUSTRIALS		4,414,369
INFORMATION TECHNOLOGY - 12.8%
Communications Equipment - 0.2%
ADC Telecommunications, Inc. (a)	8,200	27,470
Corning, Inc.	8,950	42,960
		70,430
Computers & Peripherals - 0.7%
International Business Machines Corp.	1,800	144,810
Sun Microsystems, Inc. (a)	16,100	110,929
		255,739
Electronic Equipment & Instruments - 3.0%
Amphenol Corp. Class A (a)	3,650	164,068
AVX Corp.	4,300	92,235
Benchmark Electronics, Inc. (a)	2,000	60,000
Celestica, Inc. (sub. vtg.) (a)	5,360	157,534
Jabil Circuit, Inc. (a)	13,270	304,679
Merix Corp. (a)	2,700	46,710
Sanmina-SCI Corp. (a)	10,800	124,200
Tektronix, Inc. (a)	6,560	133,037
Waters Corp. (a)	4,400	117,304
		1,199,767
Common Stocks - continued
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.5%
LendingTree, Inc. (a)	9,800	$ 138,180
Yahoo!, Inc. (a)	3,600	57,672
		195,852
IT Consulting & Services - 0.1%
Acxiom Corp. (a)	2,800	49,784
Semiconductor Equipment & Products - 5.0%
Analog Devices, Inc. (a)	37,980	1,390,828
Atmel Corp. (a)	1,650	13,563
Integrated Device Technology, Inc. (a)	1,520	38,669
Integrated Silicon Solution (a)	1,000	11,850
Kulicke & Soffa Industries, Inc. (a)	7,900	115,340
Lattice Semiconductor Corp. (a)	520	5,564
Linear Technology Corp.	700	26,075
LSI Logic Corp. (a)	1,340	15,276
Micron Technology, Inc. (a)	4,340	102,337
National Semiconductor Corp. (a)	1,085	33,310
Teradyne, Inc. (a)	8,340	225,847
		1,978,659
Software - 3.3%
E.piphany, Inc. (a)	180	747
Legato Systems, Inc. (a)	9,800	61,348
Microsoft Corp. (a)	14,900	758,559
Oracle Corp. (a)	10,890	86,249
Reynolds & Reynolds Co. Class A	7,580	230,811
VERITAS Software Corp. (a)	7,660	173,652
		1,311,366
TOTAL INFORMATION TECHNOLOGY		5,061,597
MATERIALS - 4.0%
Chemicals - 1.9%
A. Schulman, Inc.	1,800	35,694
Albemarle Corp.	6,500	207,220
E.I. du Pont de Nemours & Co.	680	31,280
Ferro Corp.	3,610	106,098
Hercules, Inc. (a)	5,800	73,022
Lyondell Chemical Co.	2,300	37,766
MacDermid, Inc.	2,900	59,276
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - continued
Chemicals - continued
Praxair, Inc.	2,620	$ 146,720
RPM, Inc.	2,600	40,924
		738,000
Construction Materials - 0.2%
Centex Construction Products, Inc.	500	20,885
Martin Marietta Materials, Inc.	1,800	72,000
		92,885
Metals & Mining - 1.9%
Alcoa, Inc.	1,800	62,964
Barrick Gold Corp.	4,900	106,872
Newmont Mining Corp. Holding Co.	19,300	602,353
		772,189
TOTAL MATERIALS		1,603,074
TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 4.6%
BellSouth Corp.	44,280	1,473,638
Qwest Communications International, Inc.	69,190	357,020
		1,830,658
Wireless Telecommunication Services - 0.2%
Sprint Corp. - PCS Group Series 1 (a)	7,100	74,124
TOTAL TELECOMMUNICATION SERVICES		1,904,782
UTILITIES - 0.4%
Electric Utilities - 0.0%
Dominion Resources, Inc.	90	5,830
Gas Utilities - 0.1%
KeySpan Corp.	1,440	54,518
Multi-Utilities & Unreg. Pwr - 0.3%
Questar Corp.	4,220	116,345
TOTAL UTILITIES		176,693
TOTAL COMMON STOCKS (Cost $35,998,800)		36,836,281
Convertible Preferred Stocks - 3.0%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
General Motors Corp. Series B, $1.313	2,700	$ 77,274
FINANCIALS - 0.6%
Diversified Financials - 0.3%
Ford Motor Co. Capital Trust II $3.25	900	54,399
Lucent Technologies Capital Trust I $77.50 (d)	45	41,738
United Rentals Trust I $3.25 QUIPS	300	11,738
		107,875
Insurance - 0.3%
Prudential Financial, Inc. $3.375	1,890	110,971
TOTAL FINANCIALS		218,846
INDUSTRIALS - 0.4%
Aerospace & Defense - 0.4%
Northrop Grumman Corp. $7.25	1,350	175,473
INFORMATION TECHNOLOGY - 1.3%
Communications Equipment - 1.3%
Lucent Technologies, Inc. $80.00 (d)	212	190,257
Motorola, Inc. $3.50	7,000	340,578
		530,835
MATERIALS - 0.1%
Paper & Forest Products - 0.1%
Boise Cascade Corp. $3.75	360	19,894
UTILITIES - 0.4%
Electric Utilities - 0.3%
Cinergy Corp. $4.75 PRIDES	900	53,073
Dominion Resources, Inc. $4.375	1,490	78,587
		131,660
Gas Utilities - 0.1%
KeySpan Corp. $4.375	630	33,100
TOTAL UTILITIES		164,760
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,186,800)		1,187,082
Convertible Bonds - 1.6%
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
CONSUMER DISCRETIONARY - 0.4%
Specialty Retail - 0.4%
Gap, Inc. 5.75% 3/15/09 (d)	Ba3	$ 140,000	$ 161,664
FINANCIALS - 0.5%
Diversified Financials - 0.5%
E*TRADE Group, Inc. 6% 2/1/07	B-	183,000	140,233
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	Ba3	38,000	18,468
Lehman Brothers Holdings, Inc. 1.13% 4/1/22 (e)	A	50,000	50,375
			209,076
INDUSTRIALS - 0.1%
Airlines - 0.1%
Continental Airlines, Inc. 4.5% 2/1/07	B2	30,000	26,636
INFORMATION TECHNOLOGY - 0.6%
Communications Equipment - 0.5%
CIENA Corp. 3.75% 2/1/08	Ba3	72,000	45,258
Corning, Inc. 3.5% 11/1/08	Baa3	166,100	123,562
Emulex Corp. 1.75% 2/1/07 (d)	-	20,000	17,725
			186,545
Semiconductor Equipment & Products - 0.1%
Kulicke & Soffa Industries, Inc. 4.75% 12/15/06	B3	20,000	18,000
Semtech Corp. 4.5% 2/1/07	CCC+	28,000	28,806
			46,806
TOTAL INFORMATION TECHNOLOGY			233,351
TOTAL CONVERTIBLE BONDS (Cost $687,099)			630,727
U.S. Treasury Obligations - 0.1%

U.S. Treasury Bills, yield at date of purchase 1.77% 7/5/02 (Cost $49,914)	-	50,000	49,926
Money Market Funds - 2.6%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 1.85% (c) (Cost $1,034,767)	1,034,767	$ 1,034,767
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $38,957,380)		39,738,783
NET OTHER ASSETS - (0.1)%		(39,882)
NET ASSETS - 100%		$ 39,698,901
Security Type Abbreviations
PRIDES	-	Preferred Redeemable Increased Dividend Equity Securities
QUIPS	-	Quarterly Income Preferred Securities
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $411,384 or 1.0% of net assets.

(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $35,277,233 and $16,928,468, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $2,695 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $39,020,598. Net unrealized appreciation aggregated $718,185, of which $2,828,013 related to appreciated investment securities and $2,109,828 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $770,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $38,957,380) - See accompanying schedule		$ 39,738,783
Receivable for investments sold		148,541
Receivable for fund shares sold		517,929
Dividends receivable		25,346
Interest receivable		10,152
Receivable from investment adviser for expense reductions		30,506
Total assets		40,471,257
Liabilities
Payable to custodian bank	$ 3,946
Payable for investments purchased	676,083
Payable for fund shares redeemed	33,012
Distribution fees payable	22,417
Other payables and accrued expenses	36,898
Total liabilities		772,356
Net Assets		$ 39,698,901
Net Assets consist of:
Paid in capital		$ 39,791,556
Accumulated net investment (loss)		(100,777)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(773,282)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		781,404
Net Assets		$ 39,698,901

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($2,614,203 ÷ 268,836 shares)	$ 9.72
Maximum offering price per share (100/94.25 of $9.72)	$ 10.31
Class T: Net Asset Value and redemption price per share ($18,673,189 ÷ 1,925,353 shares)	$ 9.70
Maximum offering price per share (100/96.50 of $9.70)	$ 10.05
Class B: Net Asset Value and offering price per share ($9,853,406 ÷ 1,020,961 shares) A	$ 9.65
Class C: Net Asset Value and offering price per share ($8,120,216 ÷ 841,909 shares) A	$ 9.65
Institutional Class: Net Asset Value, offering price and redemption price per share ($437,887 ÷ 44,923 shares)	$ 9.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 203,812
Interest		30,012
Total income		233,824
Expenses
Management fee	$ 89,359
Transfer agent fees	56,293
Distribution fees	109,523
Accounting fees and expenses	30,047
Non-interested trustees' compensation	45
Custodian fees and expenses	12,782
Registration fees	104,418
Audit	10,836
Legal	80
Reports to shareholders	65,241
Miscellaneous	426
Total expenses before reductions	479,050
Expense reductions	(142,828)	336,222
Net investment income (loss)		(102,398)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	111,318
Foreign currency transactions	(63)
Futures contracts	(8,710)
Total net realized gain (loss)		102,545
Change in net unrealized appreciation (depreciation) on: Investment securities	333,418
Assets and liabilities in foreign currencies	1
Futures contracts	(17,743)
Total change in net unrealized appreciation (depreciation)		315,676
Net gain (loss)		418,221
Net increase (decrease) in net assets resulting from operations		$ 315,823

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	May 9, 2001 (commencement of operations) to November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (102,398)	$ (12,951)
Net realized gain (loss)	102,545	(875,827)
Change in net unrealized appreciation (depreciation)	315,676	465,728
Net increase (decrease) in net assets resulting from operations	315,823	(423,050)
Share transactions - net increase (decrease)	17,840,888	21,965,240
Total increase (decrease) in net assets	18,156,711	21,542,190
Net Assets
Beginning of period	21,542,190	-
End of period (including accumulated net investment loss of $100,777 and undistributed net investment income of $1,621, respectively)	$ 39,698,901	$ 21,542,190

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.50	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	.01
Net realized and unrealized gain (loss)	.23	(.51)
Total from investment operations	.22	(.50)
Net asset value, end of period	$ 9.72	$ 9.50
Total Return B, C, D	2.32%	(5.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.62% A	3.83% A
Expenses net of voluntary waivers, if any	1.75% A	1.75% A
Expenses net of all reductions	1.71% A	1.71% A
Net investment income (loss)	(.20)% A	.25% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,614	$ 1,428
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period May 9, 2001 (commencement of operations) to November 30, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.49	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.02)	-
Net realized and unrealized gain (loss)	.23	(.51)
Total from investment operations	.21	(.51)
Net asset value, end of period	$ 9.70	$ 9.49
Total Return B, C, D	2.21%	(5.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.88% A	4.06% A
Expenses net of voluntary waivers, if any	2.00% A	2.00% A
Expenses net of all reductions	1.96% A	1.97% A
Net investment income (loss)	(.45)% A	-% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,673	$ 9,584
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period May 9, 2001 (commencement of operations) to November 30, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.03)
Net realized and unrealized gain (loss)	.24	(.51)
Total from investment operations	.19	(.54)
Net asset value, end of period	$ 9.65	$ 9.46
Total Return B, C, D	2.01%	(5.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.40% A	4.67% A
Expenses net of voluntary waivers, if any	2.50% A	2.50% A
Expenses net of all reductions	2.46% A	2.47% A
Net investment income (loss)	(.95)% A	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,853	$ 5,103
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period May 9, 2001 (commencement of operations) to November 30, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.46	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.05)	(.03)
Net realized and unrealized gain (loss)	.24	(.51)
Total from investment operations	.19	(.54)
Net asset value, end of period	$ 9.65	$ 9.46
Total Return B, C, D	2.01%	(5.40)%
Ratios to Average Net Assets G
Expenses before expense reductions	3.35% A	4.55% A
Expenses net of voluntary waivers, if any	2.50% A	2.50% A
Expenses net of all reductions	2.46% A	2.46% A
Net investment income (loss)	(.95)% A	(.50)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,120	$ 5,118
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period May 9, 2001 (commencement of operations) to November 30, 2001. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Year ended November 30,
	(Unaudited)	2001 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.51	$ 10.00
Income from Investment Operations
Net investment income (loss) D	-	.03
Net realized and unrealized gain (loss)	.24	(.52)
Total from investment operations	.24	(.49)
Net asset value, end of period	$ 9.75	$ 9.51
Total Return B, C	2.52%	(4.90)%
Ratios to Average Net Assets F
Expenses before expense reductions	2.29% A	3.44% A
Expenses net of voluntary waivers, if any	1.50% A	1.50% A
Expenses net of all reductions	1.46% A	1.46% A
Net investment income (loss)	.05% A	.50% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 438	$ 309
Portfolio turnover rate	115% A	107% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period May 9, 2001 (commencement of operations) to November 30, 2001. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Equity Value Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 2,516	$ 242
Class T	.25%	.25%	35,582	0
Class B	.75%	.25%	37,365	28,024
Class C	.75%	.25%	34,060	18,366
			$ 109,523	$ 46,632

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 21,937	$ 5,979
Class T	26,717	4,588
Class B*	6,105	6,105
Class C*	1,055	1,055
	$ 55,814	$ 17,727

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 3,581	0.35*
Class T	26,059	0.36*
Class B	14,753	0.39*
Class C	11,441	0.33*
Institutional Class	459	0.27*
	$ 56,293

*Annualized

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $12,766 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Expense Reductions.

FMR agreed to reimburse the classes of the fund to the extent operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, are excluded from this reimbursement.

	Expense Limitations	Reimbursement from adviser

Class A	1.75%	$ 8,855
Class T	2.00%	63,298
Class B	2.50%	34,176
Class C	2.50%	29,190
Institutional Class	1.50%	1,330
		$ 136,849

Certain security trades were directed to brokers who paid $5,977 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $2.

Semiannual Report

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001 A	Six months ended May 31, 2002	Year ended November 30, 2001 A
Class A
Shares sold	156,166	184,500	$ 1,524,360	$ 1,783,958
Shares redeemed	(37,655)	(34,175)	(367,401)	(339,517)
Net increase (decrease)	118,511	150,325	$ 1,156,959	$ 1,444,441
Class T
Shares sold	1,094,892	1,111,379	$ 10,707,366	$ 10,722,357
Shares redeemed	(179,622)	(101,296)	(1,764,922)	(956,718)
Net increase (decrease)	915,270	1,010,083	$ 8,942,444	$ 9,765,639
Class B
Shares sold	523,371	582,047	$ 5,110,358	$ 5,569,933
Shares redeemed	(41,574)	(42,883)	(406,658)	(409,099)
Net increase (decrease)	481,797	539,164	$ 4,703,700	$ 5,160,834
Class C
Shares sold	346,987	620,446	$ 3,367,655	$ 5,991,712
Shares redeemed	(46,148)	(79,376)	(453,246)	(717,007)
Net increase (decrease)	300,839	541,070	$ 2,914,409	$ 5,274,705
Institutional Class
Shares sold	21,759	37,376	$ 213,683	$ 365,056
Shares redeemed	(9,346)	(4,866)	(90,307)	(45,435)
Net increase (decrease)	12,413	32,510	$ 123,376	$ 319,621

A Share transactions are for the period May 9, 2001 (commencement of sale of shares) to November 30, 2001.

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AEVI-SANN-0702 157557
1.759107.101

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Fifty

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Fifty Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Fifty - CL A	19.81%	-1.57%	0.40%
Fidelity Adv Fifty - CL A (incl. 5.75% sales charge)	12.92%	-7.23%	-5.37%
S&P 500®	-5.68%	-13.85%	-26.18%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity® Adv Fifty - CL A	-1.57%	0.22%
Fidelity Adv Fifty - CL A (incl. 5.75% sales charge)	-7.23%	-3.04%
S&P 500®	-13.85%	-15.61%
Capital Appreciation Funds Average	-14.13%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Semiannual Report

Fidelity Advisor Fifty Fund - Class A
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Class A on August 16, 2000, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have been $9,463 - a 5.37% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,382 - a 26.18% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap value funds average were 2.07% and -4.96%, respectively; and the one year average annual total return was -4.96%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fidelity Advisor Fifty Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 month	Past 1 year	Life of fund
Fidelity Adv Fifty - CL T	19.50%	-1.87%	-0.10%
Fidelity Adv Fifty - CL T (incl. 3.50% sales charge)	15.32%	-5.30%	-3.60%
S&P 500	-5.68%	-13.85%	-26.18%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Fifty - CL T	-1.87%	-0.06%
Fidelity Adv Fifty - CL T (incl. 3.50% sales charge)	-5.30%	-2.03%
S&P 500	-13.85%	-15.61%
Capital Appreciation Funds Average	-14.13%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Fifty Fund - Class T on August 16, 2000, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have been $9,640 - a 3.60% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,382 - a 26.18% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap value funds average were 2.07% and -4.96%, respectively; and the one year average annual total return was -4.96%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fidelity Advisor Fifty Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 5%, 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 month	Past 1 year	Life of fund
Fidelity Adv Fifty - CL B	19.37%	-2.27%	-0.80%
Fidelity Adv Fifty - CL B (incl. contingent deferred sales charge)	14.37%	-7.15%	-4.77%
S&P 500	-5.68%	-13.85%	-26.18%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Fifty - CL B	-2.27%	-0.45%
Fidelity Adv Fifty - CL B (incl. contingent deferred sales charge)	-7.15%	-2.69%
S&P 500	-13.85%	-15.61%
Capital Appreciation Funds Average	-14.13%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Semiannual Report

Fidelity Advisor Fifty Fund - Class B
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Fifty Fund - Class B on August 16, 2000, when the fund started. As the chart shows, by May 31, 2002, the value of the investment including the effect of the applicable contingent deferred sales charge would have been $9,523 - a 4.77% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,382 - a 26.18% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap value funds average were 2.07% and -4.96%, respectively; and the one year average annual total return was -4.96%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fidelity Advisor Fifty Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 month	Past 1 year	Life of fund
Fidelity Adv Fifty - CL C	19.40%	-2.27%	-0.90%
Fidelity Adv Fifty - CL C (incl. contingent deferred sales charge)	18.40%	-3.25%	-0.90%
S&P 500	-5.68%	-13.85%	-26.18%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Fifty - CL C	-2.27%	-0.50%
Fidelity Adv Fifty - CL C (incl. contingent deferred sales charge)	-3.25%	-0.50%
S&P 500	-13.85%	-15.61%
Capital Appreciation Funds Average	-14.13%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Fifty Fund - Class C on August 16, 2000, when the fund started. As the chart shows, by May 31, 2002, the value of the investment including the effect of the applicable contingent deferred sales charge would have been $9,910 - a 0.90% decrease on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,382 - a 26.18% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap value funds average were 2.07% and -4.96%, respectively; and the one year average annual total return was -4.96%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with John Muresianu, who managed Fidelity Advisor Fifty Fund during the period covered by this report, with additional comments from Fergus Shiel (photo above), who became Portfolio Manager of the fund effective June 20, 2002.

Q. How did the fund perform, John?

J.M. Quite well. For the six months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 19.81%, 19.50%, 19.37% and 19.40%, respectively. In comparison, the fund's benchmark, the Standard & Poor's 500 Index, fell 5.68% and the capital appreciation funds average as tracked by Lipper Inc. declined 4.42%. For the 12 months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 1.57%, 1.87%, 2.27% and 2.27%, respectively. Comparatively, the S&P 500 index and the Lipper peer group average fell 13.85% and 14.13%, respectively.

Q. Why did the fund outperform its index and peer group average by such wide margins during the past six months?

J.M. A number of issues created an unsettling environment for stock investing. The broader equity market continued to suffer from weaker corporate earnings, while the future of the economy remained in doubt. Litigation alleging fraudulent analyst stock recommendations at major brokerage houses during the 1990s caused the average investor to question the industry's reputation. Additionally, the residue of the Enron debacle cast a dark shadow, leading jittery investors to punish stocks of companies with questionable accounting practices. Fortunately, our positioning in strong-performing gold and energy stocks - which represented more than 50% of the fund's assets at period end - helped us avoid much of the broader market's troubles. Gold stocks, including top holding Newmont Mining and Barrick Gold, for example, appreciated sharply. Our large emphasis on the energy sector, including such stocks as Nabors Industries, Grey Wolf and Burlington Resources, also worked out nicely as oil and gas prices rose amid perceptions of a global economic rebound and relatively tight supply conditions.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Did you make any adjustments to your strategy?

J.M. Nothing changed. My confidence in the fund's structure only increased during the period. The abundance of negative news flow - highlighting weaker earnings, allegations of stock price manipulation and dubious corporate accounting - confirmed my overall defensive positioning.

Q. Have the strong returns attracted interest in the fund?

J.M. Money flowed into the fund at a greater rate than in any period since I began managing it. These net inflows caused our cash position to temporarily build up more than I would like - to roughly 33% of net assets.

Q. So might one assume then, due to the fund's high cash level and your reluctance to put that money to work in existing positions, that you grew less enthusiastic about the fund's holdings?

J.M. No. I was still quite comfortable with our positioning. Many of the stocks moved higher during the period and, in such cases, I may have been waiting for a more attractive entry point into the stocks than at the price that was then available.

Q. The fund's major sector weightings - energy, materials and utilities - declined from six months ago. Were you selling in these areas?

J.M. Generally speaking, no. Our sector weightings declined proportionally as a percentage of net assets when the cash level increased. Keep in mind that although weightings in energy, materials and utilities came down, they still remained colossal overweightings relative to the index. And you could assume that based on these overweightings, I felt these sectors were still colossally attractive relative to anything else in the market.

Q. Were there any disappointments?

J.M. We had a couple. Long-distance provider AT&T and coal producer Massey Energy both suffered from disappointing first-quarter financial results.

Q. Turning to you, Fergus, what's your outlook?

F.S. It has been a difficult equity investing climate and could remain so for some time. The S&P 500 index is down roughly 27% from its all-time high set in March of 2000, but that isn't much of a retrenchment considering it gained more than 20% year after year in the late 1990s. Currently, I don't see many catalysts on the horizon that could drive the broader market higher. On the bright side, it's taken more than two years for the market's current level of capitulation to occur, which has given investors an extended period of time to react to this downtrend. I expect there to be some good opportunities in specific stocks going forward, but if the economy remains in a quagmire, those opportunities may only exist at lower share prices.

Semiannual Report

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities, normally 50 to 60 stocks

Start date: August 21, 2000

Size: as of May 31, 2002, more than $62 million

Manager: Fergus Shiel, since June 2002; manager, Fidelity Advisor Dynamic Capital Appreciation, since 1998; joined Fidelity in 1989

3

Fergus Shiel on his investing style:

"My approach is a natural fit for the goal of Fidelity Advisor Fifty Fund. In managing other Fidelity funds, I've often taken large positions in stocks in which my conviction is strongest. For example, roughly two years ago, I built a significant position in two tobacco stocks - Philip Morris and RJ Reynolds - for Fidelity Advisor Dynamic Capital Appreciation Fund, which I've managed since 1998. I owned these companies because they were incredibly cheap, produced a high dividend yield and generated strong cash flow, among other reasons. Additionally, I felt the tobacco industry litigation would subside. I didn't believe the U.S. government would put the industry out of business - at least in the short term - because I was confident it wouldn't want to eliminate a major source of tax revenue. Not all my decisions show positive results, but this strategy was the biggest contributor to that fund's performance during the past two years.

"Overall, I believe a capital appreciation fund manager should utilize the fund's flexibility to find the market's best opportunities, wherever they exist at any given time. I believe all types of stocks can appreciate for many different reasons. As a result, it's not unusual for me to own high growth stocks, turnaround situations or value stocks selling at a reasonable price."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Newmont Mining Corp. Holding Co.	10.3	13.2
Burlington Resources, Inc.	5.0	9.0
Barrick Gold Corp.	4.7	5.8
Exxon Mobil Corp.	3.7	8.1
Placer Dome, Inc.	2.9	3.8
Nabors Industries, Inc.	2.7	2.7
American Electric Power Co., Inc.	2.4	4.3
Grey Wolf, Inc.	2.4	1.9
Southern Co.	2.4	3.7
BJ Services Co.	2.4	2.0
	38.9
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	28.5	29.2
Energy	26.2	42.5
Utilities	7.2	12.0
Industrials	2.1	5.1
Telecommunication Services	1.6	3.4
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks 67.5%		Stocks 96.2%
	Short-Term Investments and Net Other Assets 32.5%		Short-Term Investments and Net Other Assets 3.8%
* Foreign investments	18.5%	** Foreign investments	20.5%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.5%
Auto Components - 0.3%
Superior Industries International, Inc.	4,000	$ 183,040
Hotels, Restaurants & Leisure - 0.2%
Jack in the Box, Inc. (a)	4,080	131,743
TOTAL CONSUMER DISCRETIONARY		314,783
CONSUMER STAPLES - 1.4%
Food & Drug Retailing - 0.1%
Albertson's, Inc.	1,620	56,975
Tobacco - 1.3%
Philip Morris Companies, Inc.	13,880	794,630
TOTAL CONSUMER STAPLES		851,605
ENERGY - 26.2%
Energy Equipment & Services - 12.9%
Baker Hughes, Inc.	5,780	211,837
BJ Services Co. (a)	39,980	1,500,050
ENSCO International, Inc.	2,390	78,273
GlobalSantaFe Corp.	3,430	115,763
Grant Prideco, Inc. (a)	23,200	348,000
Grey Wolf, Inc. (a)	338,340	1,522,530
Nabors Industries, Inc. (a)	38,420	1,686,638
Noble Corp. (a)	5,620	240,648
Oceaneering International, Inc. (a)	4,000	124,040
Precision Drilling Corp. (a)	810	30,487
Schlumberger Ltd. (NY Shares)	22,680	1,171,195
Transocean, Inc.	16,340	623,698
Weatherford International, Inc. (a)	8,580	432,003
		8,085,162
Oil & Gas - 13.3%
Anadarko Petroleum Corp.	4,260	216,195
Apache Corp.	15,123	842,049
Burlington Resources, Inc.	77,900	3,162,740
ChevronTexaco Corp.	5,040	439,740
Conoco, Inc.	13,220	355,354
Exxon Mobil Corp.	57,640	2,301,565
Newfield Exploration Co. (a)	4,260	153,616
Norsk Hydro AS	2,100	105,559
Phillips Petroleum Co.	3,348	192,677
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	7,750	$ 426,250
YUKOS Corp. sponsored ADR	1,000	154,500
		8,350,245
TOTAL ENERGY		16,435,407
INDUSTRIALS - 2.1%
Aerospace & Defense - 1.4%
General Dynamics Corp.	8,880	893,328
Commercial Services & Supplies - 0.1%
R.R. Donnelley & Sons Co.	1,960	56,507
Construction & Engineering - 0.6%
Fluor Corp.	250	9,400
Jacobs Engineering Group, Inc. (a)	9,000	345,510
		354,910
TOTAL INDUSTRIALS		1,304,745
MATERIALS - 28.5%
Metals & Mining - 28.5%
Agnico-Eagle Mines Ltd.	10,200	171,257
Alcan, Inc.	8,820	339,879
Arch Coal, Inc.	23,200	545,200
Barrick Gold Corp.	135,030	2,945,081
Compania de Minas Buenaventura SA sponsored ADR	15,500	462,675
Echo Bay Mines Ltd. (a)	330,700	424,280
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	15,600	308,100
Goldcorp, Inc.	15,000	176,736
Harmony Gold Mining Co. Ltd. sponsored ADR	60,100	973,019
Massey Energy Corp.	107,190	1,404,189
Meridian Gold, Inc. (a)	7,500	142,125
Newcrest Mining Ltd.	246,600	1,134,058
Newmont Mining Corp. Holding Co.	207,570	6,478,259
Pechiney SA Series A	2,900	155,511
Phelps Dodge Corp.	10,890	424,819
Placer Dome, Inc.	131,760	1,801,706
		17,886,894
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T Corp.	30,150	$ 360,896
KT Corp. sponsored ADR	23,000	545,100
SBC Communications, Inc.	2,800	96,012
		1,002,008
UTILITIES - 7.2%
Electric Utilities - 7.2%
Ameren Corp.	13,000	568,360
American Electric Power Co., Inc.	35,860	1,532,298
Entergy Corp.	10,430	458,711
Exelon Corp.	2,290	122,492
Northeast Utilities	8,520	169,122
Southern Co.	55,610	1,501,470
TXU Corp.	3,700	189,921
		4,542,374
TOTAL COMMON STOCKS (Cost $36,296,677)		42,337,816
Money Market Funds - 25.3%

Fidelity Cash Central Fund, 1.85% (b)	12,151,391	12,151,391
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	3,699,840	3,699,840
TOTAL MONEY MARKET FUNDS (Cost $15,851,231)		15,851,231
Cash Equivalents - 16.2%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.77%, dated 5/31/02 due 6/3/02 (Cost $10,203,000)	$ 10,204,508	10,203,000
TOTAL INVESTMENT PORTFOLIO - 109.0% (Cost $62,350,908)		68,392,047
NET OTHER ASSETS - (9.0)%		(5,650,506)
NET ASSETS - 100%		$ 62,741,541
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.5%
Canada	9.6
Netherlands Antilles	1.9
Australia	1.8
South Africa	1.6
Others (individually less than 1%)	3.6
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $16,799,777 and $15,799,065, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,811 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $62,986,571. Net unrealized appreciation aggregated $5,405,476, of which $7,300,840 related to appreciated investment securities and $1,895,364 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $1,693,000 of which $346,000 and $1,347,000 will expire on November 30, 2008 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $43,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,527,319 and repurchase agreements of $10,203,000) (cost $62,350,908) - See accompanying schedule		$ 68,392,047
Cash		240
Foreign currency held at value (cost $102,293)		102,293
Receivable for fund shares sold		605,357
Dividends receivable		80,148
Interest receivable		18,108
Other receivables		795
Total assets		69,198,988
Liabilities
Payable for investments purchased	$ 2,541,621
Payable for fund shares redeemed	108,059
Accrued management fee	27,000
Distribution fees payable	32,291
Other payables and accrued expenses	48,636
Collateral on securities loaned, at value	3,699,840
Total liabilities		6,457,447
Net Assets		$ 62,741,541
Net Assets consist of:
Paid in capital		$ 60,904,941
Accumulated net investment (loss)		(85,532)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,118,501)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,040,633
Net Assets		$ 62,741,541

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,554,782 ÷ 553,399 shares)	$ 10.04
Maximum offering price per share (100/94.25 of $10.04)	$ 10.65
Class T: Net Asset Value and redemption price per share ($29,828,533 ÷ 2,985,428 shares)	$ 9.99
Maximum offering price per share (100/96.50 of $9.99)	$ 10.35
Class B: Net Asset Value and offering price per share ($16,062,007 ÷ 1,619,801 shares)A	$ 9.92
Class C: Net Asset Value and offering price per share ($10,251,245 ÷ 1,034,826 shares) A	$ 9.91
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,044,974 ÷ 103,529 shares)	$ 10.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 265,523
Interest		71,175
Security lending		10,734
Total income		347,432
Expenses
Management fee	$ 120,863
Transfer agent fees	69,415
Distribution fees	146,512
Accounting and security lending fees	30,393
Non-interested trustees' compensation	62
Custodian fees and expenses	6,540
Registration fees	39,654
Audit	12,453
Legal	145
Miscellaneous	11,268
Total expenses before reductions	437,305
Expense reductions	(4,341)	432,964
Net investment income (loss)		(85,532)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,328,896)
Foreign currency transactions	(2,683)
Total net realized gain (loss)		(2,331,579)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,444,716
Assets and liabilities in foreign currencies	(687)
Total change in net unrealized appreciation (depreciation)		9,444,029
Net gain (loss)		7,112,450
Net increase (decrease) in net assets resulting from operations		$ 7,026,918

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (85,532)	$ (212,109)
Net realized gain (loss)	(2,331,579)	(1,235,282)
Change in net unrealized appreciation (depreciation)	9,444,029	(1,655,600)
Net increase (decrease) in net assets resulting from operations	7,026,918	(3,102,991)
Share transactions - net increase (decrease)	20,134,779	9,911,262
Total increase (decrease) in net assets	27,161,697	6,808,271
Net Assets
Beginning of period	35,579,844	28,771,573
End of period (including accumulated net investment loss of $85,532 and $0, respectively)	$ 62,741,541	$ 35,579,844

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-	(.01)	.01
Net realized and unrealized gain (loss)	1.66	(.52)	(1.10)
Total from investment operations	1.66	(.53)	(1.09)
Net asset value, end of period	$ 10.04	$ 8.38	$ 8.91
Total ReturnB, C, D	19.81%	(5.95)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.61% A	1.78%	3.16% A
Expenses net of voluntary waivers, if any	1.61% A	1.75%	1.75% A
Expenses net of all reductions	1.59% A	1.74%	1.68% A
Net investment income (loss)	.06% A	(.13)%	.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,555	$ 4,453	$ 4,712
Portfolio turnover rate	91% A	38%	125% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period August 16, 2000 (commencement of operations) to November 30, 2000. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.04)	-
Net realized and unrealized gain (loss)	1.64	(.51)	(1.09)
Total from investment operations	1.63	(.55)	(1.09)
Net asset value, end of period	$ 9.99	$ 8.36	$ 8.91
Total ReturnB, C, D	19.50%	(6.17)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.92% A	2.10%	3.41% A
Expenses net of voluntary waivers, if any	1.92% A	2.00%	2.00% A
Expenses net of all reductions	1.90% A	1.99%	1.93% A
Net investment income (loss)	(.25)% A	(.38)%	.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,829	$ 13,163	$ 9,967
Portfolio turnover rate	91% A	38%	125% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period August 16, 2000 (commencement of operations) to November 30, 2000. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 8.90	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.01)
Net realized and unrealized gain (loss)	1.64	(.51)	(1.09)
Total from investment operations	1.61	(.59)	(1.10)
Net asset value, end of period	$ 9.92	$ 8.31	$ 8.90
Total ReturnB, C, D	19.37%	(6.63)%	(11.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.37% A	2.56%	3.96% A
Expenses net of voluntary waivers, if any	2.37% A	2.50%	2.50% A
Expenses net of all reductions	2.35% A	2.49%	2.43% A
Net investment income (loss)	(.70)% A	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,062	$ 10,664	$ 7,630
Portfolio turnover rate	91% A	38%	125% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period August 16, 2000 (commencement of operations) to November 30, 2000. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.30	$ 8.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.01)
Net realized and unrealized gain (loss)	1.64	(.51)	(1.10)
Total from investment operations	1.61	(.59)	(1.11)
Net asset value, end of period	$ 9.91	$ 8.30	$ 8.89
Total ReturnB, C, D	19.40%	(6.64)%	(11.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.31% A	2.51%	3.89% A
Expenses net of voluntary waivers, if any	2.31% A	2.50%	2.50% A
Expenses net of all reductions	2.29% A	2.49%	2.43% A
Net investment income (loss)	(.64)% A	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,251	$ 6,508	$ 6,005
Portfolio turnover rate	91% A	38%	125% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period August 16, 2000 (commencement of operations) to November 30, 2000. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.41	$ 8.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.01	.02
Net realized and unrealized gain (loss)	1.66	(.52)	(1.10)
Total from investment operations	1.68	(.51)	(1.08)
Net asset value, end of period	$ 10.09	$ 8.41	$ 8.92
Total ReturnB, C	19.98%	(5.72)%	(10.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.23% A	1.54%	3.11% A
Expenses net of voluntary waivers, if any	1.23% A	1.50%	1.50% A
Expenses net of all reductions	1.21% A	1.49%	1.43% A
Net investment income (loss)	.44% A	.12%	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,045	$ 791	$ 457
Portfolio turnover rate	91% A	38%	125% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period August 16, 2000 (commencement of operations) to November 30, 2000. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions,

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 5,645	$ -
Class T	.25%	.25%	40,820	-
Class B	.75%	.25%	62,148	46,611
Class C	.75%	.25%	37,899	7,518
			$ 146,512	$ 54,129

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 11,932	$ 3,712
Class T	27,367	8,773
Class B*	15,066	15,066
Class C*	1,369	1,369
	$ 55,734	$ 28,920

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 6,993.31
Class T	31,072.38
Class B	20,295.32
Class B	10,260.27
Institutional Class	795.18
	$ 69,415

*Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $58,486 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,341 of the fund's expenses.

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the fund.

Semiannual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A Shares sold	174,540	199,349	$ 1,674,915	$ 1,880,426
Shares redeemed	(152,369)	(196,936)	(1,360,026)	(1,810,462)
Net increase (decrease)	22,171	2,413	$ 314,889	$ 69,964
Class T Shares sold	1,701,175	940,662	$ 16,661,524	$ 8,845,360
Shares redeemed	(290,411)	(485,117)	(2,674,510)	(4,507,999)
Net increase (decrease)	1,410,764	455,545	$ 13,987,014	$ 4,337,361
Class B Shares sold	497,416	743,367	$ 4,718,991	$ 7,009,131
Shares redeemed	(160,376)	(318,009)	(1,437,266)	(2,915,541)
Net increase (decrease)	337,040	425,358	$ 3,281,725	$ 4,093,590
Class C Shares sold	399,424	277,711	$ 3,829,226	$ 2,619,406
Shares redeemed	(148,390)	(169,123)	(1,380,332)	(1,581,786)
Net increase (decrease)	251,034	108,588	$ 2,448,894	$ 1,037,620
Institutional Class Shares sold	39,614	58,409	$ 365,000	$ 517,650
Shares redeemed	(30,126)	(15,642)	(262,743)	(144,923)
Net increase (decrease)	9,488	42,767	$ 102,257	$ 372,727

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	16,024,425.41	89.651
Against	849,875.68	4.755
Abstain	999,879.18	5.594
TOTAL	17,874,180.27	100.000
Broker Non-Votes	7,741,193.75

*Denotes trust-wide proposals and voting results.

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFIF-SANN-0702 157481
1.759106.102

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Fifty

Fund - Institutional Class

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Fifty Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past one year and life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Fifty - Inst CL	19.98%	-1.27%	0.90%
S&P 500®	-5.68%	-13.85%	-26.18%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index (S&P 500®) - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the funds capital appreciation average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Fifty - Inst CL	-1.27%	0.50%
S&P 500	-13.85%	-15.61%
Capital Appreciation Funds Average	-14.13%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Semiannual Report

Fidelity Advisor Fifty Fund - Institutional Class
Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Fifty Fund - Institutional Class on August 16, 2000, when the fund started. As the chart shows, by May 31, 2002, the value of the investment would have grown to $10,090 - a 0.90% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $7,382 - a 26.18% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap value funds average were 2.07% and -4.96%, respectively; and the one year average annual total return was -4.96%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
Note to shareholders: The following is an interview with John Muresianu, who managed Fidelity Advisor Fifty Fund during the period covered by this report, with additional comments from Fergus Shiel (photo above), who became Portfolio Manager of the fund effective June 20, 2002.

Q. How did the fund perform, John?

J.M. Quite well. For the six months ending May 31, 2002, the fund's Institutional Class shares returned 19.98%. In comparison, the fund's benchmark, the Standard & Poor's 500 Index, fell 5.68% and the capital appreciation funds average as tracked by Lipper Inc. declined 4.42%. For the 12 months ending May 31, 2002, the fund's Institutional Class shares declined 1.27%, while the S&P 500 index and the Lipper peer group average fell 13.85% and 14.13%, respectively.

Q. Why did the fund outperform its index and peer group average by such wide margins during the past six months?

J.M. A number of issues created an unsettling environment for stock investing. The broader equity market continued to suffer from weaker corporate earnings, while the future of the economy remained in doubt. Litigation alleging fraudulent analyst stock recommendations at major brokerage houses during the 1990s caused the average investor to question the industry's reputation. Additionally, the residue of the Enron debacle cast a dark shadow, leading jittery investors to punish stocks of companies with questionable accounting practices. Fortunately, our positioning in strong-performing gold and energy stocks - which represented more than 50% of the fund's assets at period end - helped us avoid much of the broader market's troubles. Gold stocks, including top holding Newmont Mining and Barrick Gold, for example, appreciated sharply. Our large emphasis on the energy sector, including such stocks as Nabors Industries, Grey Wolf and Burlington Resources, also worked out nicely as oil and gas prices rose amid perceptions of a global economic rebound and relatively tight supply conditions.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Did you make any adjustments to your strategy?

J.M. Nothing changed. My confidence in the fund's structure only increased during the period. The abundance of negative news flow - highlighting weaker earnings, allegations of stock price manipulation and dubious corporate accounting - confirmed my overall defensive positioning.

Q. Have the strong returns attracted interest in the fund?

J.M. Money flowed into the fund at a greater rate than in any period since I began managing it. These net inflows caused our cash position to temporarily build up more than I would like - to roughly 33% of net assets.

Q. So might one assume then, due to the fund's high cash level and your reluctance to put that money to work in existing positions, that you grew less enthusiastic about the fund's holdings?

J.M. No. I was still quite comfortable with our positioning. Many of the stocks moved higher during the period and, in such cases, I may have been waiting for a more attractive entry point into the stocks than at the price that was then available.

Q. The fund's major sector weightings - energy, materials and utilities - declined from six months ago. Were you selling in these areas?

J.M. Generally speaking, no. Our sector weightings declined proportionally as a percentage of net assets when the cash level increased. Keep in mind that although weightings in energy, materials and utilities came down, they still remained colossal overweightings relative to the index. And you could assume that based on these overweightings, I felt these sectors were still colossally attractive relative to anything else in the market.

Q. Were there any disappointments?

J.M. We had a couple. Long-distance provider AT&T and coal producer Massey Energy both suffered from disappointing first-quarter financial results.

Q. Turning to you, Fergus, what's your outlook?

F.S. It has been a difficult equity investing climate and could remain so for some time. The S&P 500 index is down roughly 27% from its all-time high set in March of 2000, but that isn't much of a retrenchment considering it gained more than 20% year after year in the late 1990s. Currently, I don't see many catalysts on the horizon that could drive the broader market higher. On the bright side, it's taken more than two years for the market's current level of capitulation to occur, which has given investors an extended period of time to react to this downtrend. I expect there to be some good opportunities in specific stocks going forward, but if the economy remains in a quagmire, those opportunities may only exist at lower share prices.

Semiannual Report

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities, normally 50 to 60 stocks

Start date: August 21, 2000

Size: as of May 31, 2002, more than $62 million

Manager: Fergus Shiel, since June 2002; manager, Fidelity Advisor Dynamic Capital Appreciation, since 1998; joined Fidelity in 1989

3

Fergus Shiel on his investing style:

"My approach is a natural fit for the goal of Fidelity Advisor Fifty Fund. In managing other Fidelity funds, I've often taken large positions in stocks in which my conviction is strongest. For example, roughly two years ago, I built a significant position in two tobacco stocks - Philip Morris and RJ Reynolds - for Fidelity Advisor Dynamic Capital Appreciation Fund, which I've managed since 1998. I owned these companies because they were incredibly cheap, produced a high dividend yield and generated strong cash flow, among other reasons. Additionally, I felt the tobacco industry litigation would subside. I didn't believe the U.S. government would put the industry out of business - at least in the short term - because I was confident it wouldn't want to eliminate a major source of tax revenue. Not all my decisions show positive results, but this strategy was the biggest contributor to that fund's performance during the past two years.

"Overall, I believe a capital appreciation fund manager should utilize the fund's flexibility to find the market's best opportunities, wherever they exist at any given time. I believe all types of stocks can appreciate for many different reasons. As a result, it's not unusual for me to own high growth stocks, turnaround situations or value stocks selling at a reasonable price."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Newmont Mining Corp. Holding Co.	10.3	13.2
Burlington Resources, Inc.	5.0	9.0
Barrick Gold Corp.	4.7	5.8
Exxon Mobil Corp.	3.7	8.1
Placer Dome, Inc.	2.9	3.8
Nabors Industries, Inc.	2.7	2.7
American Electric Power Co., Inc.	2.4	4.3
Grey Wolf, Inc.	2.4	1.9
Southern Co.	2.4	3.7
BJ Services Co.	2.4	2.0
	38.9
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Materials	28.5	29.2
Energy	26.2	42.5
Utilities	7.2	12.0
Industrials	2.1	5.1
Telecommunication Services	1.6	3.4
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks 67.5%		Stocks 96.2%
	Short-Term Investments and Net Other Assets 32.5%		Short-Term Investments and Net Other Assets 3.8%
* Foreign investments	18.5%	** Foreign investments	20.5%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 67.5%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 0.5%
Auto Components - 0.3%
Superior Industries International, Inc.	4,000	$ 183,040
Hotels, Restaurants & Leisure - 0.2%
Jack in the Box, Inc. (a)	4,080	131,743
TOTAL CONSUMER DISCRETIONARY		314,783
CONSUMER STAPLES - 1.4%
Food & Drug Retailing - 0.1%
Albertson's, Inc.	1,620	56,975
Tobacco - 1.3%
Philip Morris Companies, Inc.	13,880	794,630
TOTAL CONSUMER STAPLES		851,605
ENERGY - 26.2%
Energy Equipment & Services - 12.9%
Baker Hughes, Inc.	5,780	211,837
BJ Services Co. (a)	39,980	1,500,050
ENSCO International, Inc.	2,390	78,273
GlobalSantaFe Corp.	3,430	115,763
Grant Prideco, Inc. (a)	23,200	348,000
Grey Wolf, Inc. (a)	338,340	1,522,530
Nabors Industries, Inc. (a)	38,420	1,686,638
Noble Corp. (a)	5,620	240,648
Oceaneering International, Inc. (a)	4,000	124,040
Precision Drilling Corp. (a)	810	30,487
Schlumberger Ltd. (NY Shares)	22,680	1,171,195
Transocean, Inc.	16,340	623,698
Weatherford International, Inc. (a)	8,580	432,003
		8,085,162
Oil & Gas - 13.3%
Anadarko Petroleum Corp.	4,260	216,195
Apache Corp.	15,123	842,049
Burlington Resources, Inc.	77,900	3,162,740
ChevronTexaco Corp.	5,040	439,740
Conoco, Inc.	13,220	355,354
Exxon Mobil Corp.	57,640	2,301,565
Newfield Exploration Co. (a)	4,260	153,616
Norsk Hydro AS	2,100	105,559
Phillips Petroleum Co.	3,348	192,677
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	7,750	$ 426,250
YUKOS Corp. sponsored ADR	1,000	154,500
		8,350,245
TOTAL ENERGY		16,435,407
INDUSTRIALS - 2.1%
Aerospace & Defense - 1.4%
General Dynamics Corp.	8,880	893,328
Commercial Services & Supplies - 0.1%
R.R. Donnelley & Sons Co.	1,960	56,507
Construction & Engineering - 0.6%
Fluor Corp.	250	9,400
Jacobs Engineering Group, Inc. (a)	9,000	345,510
		354,910
TOTAL INDUSTRIALS		1,304,745
MATERIALS - 28.5%
Metals & Mining - 28.5%
Agnico-Eagle Mines Ltd.	10,200	171,257
Alcan, Inc.	8,820	339,879
Arch Coal, Inc.	23,200	545,200
Barrick Gold Corp.	135,030	2,945,081
Compania de Minas Buenaventura SA sponsored ADR	15,500	462,675
Echo Bay Mines Ltd. (a)	330,700	424,280
Freeport-McMoRan Copper & Gold, Inc. Class B (a)	15,600	308,100
Goldcorp, Inc.	15,000	176,736
Harmony Gold Mining Co. Ltd. sponsored ADR	60,100	973,019
Massey Energy Corp.	107,190	1,404,189
Meridian Gold, Inc. (a)	7,500	142,125
Newcrest Mining Ltd.	246,600	1,134,058
Newmont Mining Corp. Holding Co.	207,570	6,478,259
Pechiney SA Series A	2,900	155,511
Phelps Dodge Corp.	10,890	424,819
Placer Dome, Inc.	131,760	1,801,706
		17,886,894
Common Stocks - continued
	Shares	Value (Note 1)
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.6%
AT&T Corp.	30,150	$ 360,896
KT Corp. sponsored ADR	23,000	545,100
SBC Communications, Inc.	2,800	96,012
		1,002,008
UTILITIES - 7.2%
Electric Utilities - 7.2%
Ameren Corp.	13,000	568,360
American Electric Power Co., Inc.	35,860	1,532,298
Entergy Corp.	10,430	458,711
Exelon Corp.	2,290	122,492
Northeast Utilities	8,520	169,122
Southern Co.	55,610	1,501,470
TXU Corp.	3,700	189,921
		4,542,374
TOTAL COMMON STOCKS (Cost $36,296,677)		42,337,816
Money Market Funds - 25.3%

Fidelity Cash Central Fund, 1.85% (b)	12,151,391	12,151,391
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	3,699,840	3,699,840
TOTAL MONEY MARKET FUNDS (Cost $15,851,231)		15,851,231
Cash Equivalents - 16.2%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 1.77%, dated 5/31/02 due 6/3/02 (Cost $10,203,000)	$ 10,204,508	10,203,000
TOTAL INVESTMENT PORTFOLIO - 109.0% (Cost $62,350,908)		68,392,047
NET OTHER ASSETS - (9.0)%		(5,650,506)
NET ASSETS - 100%		$ 62,741,541
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.5%
Canada	9.6
Netherlands Antilles	1.9
Australia	1.8
South Africa	1.6
Others (individually less than 1%)	3.6
100.0%
Purchases and sales of securities, other than short-term securities, aggregated $16,799,777 and $15,799,065, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,811 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $62,986,571. Net unrealized appreciation aggregated $5,405,476, of which $7,300,840 related to appreciated investment securities and $1,895,364 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $1,693,000 of which $346,000 and $1,347,000 will expire on November 30, 2008 and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $43,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $3,527,319 and repurchase agreements of $10,203,000) (cost $62,350,908) - See accompanying schedule		$ 68,392,047
Cash		240
Foreign currency held at value (cost $102,293)		102,293
Receivable for fund shares sold		605,357
Dividends receivable		80,148
Interest receivable		18,108
Other receivables		795
Total assets		69,198,988
Liabilities
Payable for investments purchased	$ 2,541,621
Payable for fund shares redeemed	108,059
Accrued management fee	27,000
Distribution fees payable	32,291
Other payables and accrued expenses	48,636
Collateral on securities loaned, at value	3,699,840
Total liabilities		6,457,447
Net Assets		$ 62,741,541
Net Assets consist of:
Paid in capital		$ 60,904,941
Accumulated net investment (loss)		(85,532)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,118,501)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		6,040,633
Net Assets		$ 62,741,541

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($5,554,782 ÷ 553,399 shares)	$ 10.04
Maximum offering price per share (100/94.25 of $10.04)	$ 10.65
Class T: Net Asset Value and redemption price per share ($29,828,533 ÷ 2,985,428 shares)	$ 9.99
Maximum offering price per share (100/96.50 of $9.99)	$ 10.35
Class B: Net Asset Value and offering price per share ($16,062,007 ÷ 1,619,801 shares)A	$ 9.92
Class C: Net Asset Value and offering price per share ($10,251,245 ÷ 1,034,826 shares) A	$ 9.91
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,044,974 ÷ 103,529 shares)	$ 10.09

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 265,523
Interest		71,175
Security lending		10,734
Total income		347,432
Expenses
Management fee	$ 120,863
Transfer agent fees	69,415
Distribution fees	146,512
Accounting and security lending fees	30,393
Non-interested trustees' compensation	62
Custodian fees and expenses	6,540
Registration fees	39,654
Audit	12,453
Legal	145
Miscellaneous	11,268
Total expenses before reductions	437,305
Expense reductions	(4,341)	432,964
Net investment income (loss)		(85,532)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(2,328,896)
Foreign currency transactions	(2,683)
Total net realized gain (loss)		(2,331,579)
Change in net unrealized appreciation (depreciation) on: Investment securities	9,444,716
Assets and liabilities in foreign currencies	(687)
Total change in net unrealized appreciation (depreciation)		9,444,029
Net gain (loss)		7,112,450
Net increase (decrease) in net assets resulting from operations		$ 7,026,918

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (85,532)	$ (212,109)
Net realized gain (loss)	(2,331,579)	(1,235,282)
Change in net unrealized appreciation (depreciation)	9,444,029	(1,655,600)
Net increase (decrease) in net assets resulting from operations	7,026,918	(3,102,991)
Share transactions - net increase (decrease)	20,134,779	9,911,262
Total increase (decrease) in net assets	27,161,697	6,808,271
Net Assets
Beginning of period	35,579,844	28,771,573
End of period (including accumulated net investment loss of $85,532 and $0, respectively)	$ 62,741,541	$ 35,579,844

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.38	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	-	(.01)	.01
Net realized and unrealized gain (loss)	1.66	(.52)	(1.10)
Total from investment operations	1.66	(.53)	(1.09)
Net asset value, end of period	$ 10.04	$ 8.38	$ 8.91
Total ReturnB, C, D	19.81%	(5.95)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.61% A	1.78%	3.16% A
Expenses net of voluntary waivers, if any	1.61% A	1.75%	1.75% A
Expenses net of all reductions	1.59% A	1.74%	1.68% A
Net investment income (loss)	.06% A	(.13)%	.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,555	$ 4,453	$ 4,712
Portfolio turnover rate	91% A	38%	125% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period August 16, 2000 (commencement of operations) to November 30, 2000. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.36	$ 8.91	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.04)	-
Net realized and unrealized gain (loss)	1.64	(.51)	(1.09)
Total from investment operations	1.63	(.55)	(1.09)
Net asset value, end of period	$ 9.99	$ 8.36	$ 8.91
Total ReturnB, C, D	19.50%	(6.17)%	(10.90)%
Ratios to Average Net Assets G
Expenses before expense reductions	1.92% A	2.10%	3.41% A
Expenses net of voluntary waivers, if any	1.92% A	2.00%	2.00% A
Expenses net of all reductions	1.90% A	1.99%	1.93% A
Net investment income (loss)	(.25)% A	(.38)%	.15% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 29,829	$ 13,163	$ 9,967
Portfolio turnover rate	91% A	38%	125% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the sales charges. ECalculated based on average shares outstanding during the period. FFor the period August 16, 2000 (commencement of operations) to November 30, 2000. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.31	$ 8.90	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.01)
Net realized and unrealized gain (loss)	1.64	(.51)	(1.09)
Total from investment operations	1.61	(.59)	(1.10)
Net asset value, end of period	$ 9.92	$ 8.31	$ 8.90
Total ReturnB, C, D	19.37%	(6.63)%	(11.00)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.37% A	2.56%	3.96% A
Expenses net of voluntary waivers, if any	2.37% A	2.50%	2.50% A
Expenses net of all reductions	2.35% A	2.49%	2.43% A
Net investment income (loss)	(.70)% A	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 16,062	$ 10,664	$ 7,630
Portfolio turnover rate	91% A	38%	125% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period August 16, 2000 (commencement of operations) to November 30, 2000. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 F
Selected Per-Share Data
Net asset value, beginning of period	$ 8.30	$ 8.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.03)	(.08)	(.01)
Net realized and unrealized gain (loss)	1.64	(.51)	(1.10)
Total from investment operations	1.61	(.59)	(1.11)
Net asset value, end of period	$ 9.91	$ 8.30	$ 8.89
Total ReturnB, C, D	19.40%	(6.64)%	(11.10)%
Ratios to Average Net Assets G
Expenses before expense reductions	2.31% A	2.51%	3.89% A
Expenses net of voluntary waivers, if any	2.31% A	2.50%	2.50% A
Expenses net of all reductions	2.29% A	2.49%	2.43% A
Net investment income (loss)	(.64)% A	(.88)%	(.35)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,251	$ 6,508	$ 6,005
Portfolio turnover rate	91% A	38%	125% A

A Annualized BTotal returns for periods of less than one year are not annualized. CTotal returns would have been lower had certain expenses not been reduced during the periods shown. DTotal returns do not include the effect of the contingent deferred sales charge. ECalculated based on average shares outstanding during the period. FFor the period August 16, 2000 (commencement of operations) to November 30, 2000. GExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 8.41	$ 8.92	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.01	.02
Net realized and unrealized gain (loss)	1.66	(.52)	(1.10)
Total from investment operations	1.68	(.51)	(1.08)
Net asset value, end of period	$ 10.09	$ 8.41	$ 8.92
Total ReturnB, C	19.98%	(5.72)%	(10.80)%
Ratios to Average Net Assets F
Expenses before expense reductions	1.23% A	1.54%	3.11% A
Expenses net of voluntary waivers, if any	1.23% A	1.50%	1.50% A
Expenses net of all reductions	1.21% A	1.49%	1.43% A
Net investment income (loss)	.44% A	.12%	.65% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,045	$ 791	$ 457
Portfolio turnover rate	91% A	38%	125% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period August 16, 2000 (commencement of operations) to November 30, 2000. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The Schedule of Investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions,

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .57% of the fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 5,645	$ -
Class T	.25%	.25%	40,820	-
Class B	.75%	.25%	62,148	46,611
Class C	.75%	.25%	37,899	7,518
			$ 146,512	$ 54,129

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 11,932	$ 3,712
Class T	27,367	8,773
Class B*	15,066	15,066
Class C*	1,369	1,369
	$ 55,734	$ 28,920
* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 6,993.31
Class T	31,072.38
Class B	20,295.32
Class B	10,260.27
Institutional Class	795.18
	$ 69,415

*Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $58,486 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $4,341 of the fund's expenses.

8. Other Information.

At the end of the period, one unaffiliated shareholder was the owner of record of 16% of the total outstanding shares of the fund.

Semiannual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A Shares sold	174,540	199,349	$ 1,674,915	$ 1,880,426
Shares redeemed	(152,369)	(196,936)	(1,360,026)	(1,810,462)
Net increase (decrease)	22,171	2,413	$ 314,889	$ 69,964
Class T Shares sold	1,701,175	940,662	$ 16,661,524	$ 8,845,360
Shares redeemed	(290,411)	(485,117)	(2,674,510)	(4,507,999)
Net increase (decrease)	1,410,764	455,545	$ 13,987,014	$ 4,337,361
Class B Shares sold	497,416	743,367	$ 4,718,991	$ 7,009,131
Shares redeemed	(160,376)	(318,009)	(1,437,266)	(2,915,541)
Net increase (decrease)	337,040	425,358	$ 3,281,725	$ 4,093,590
Class C Shares sold	399,424	277,711	$ 3,829,226	$ 2,619,406
Shares redeemed	(148,390)	(169,123)	(1,380,332)	(1,581,786)
Net increase (decrease)	251,034	108,588	$ 2,448,894	$ 1,037,620
Institutional Class Shares sold	39,614	58,409	$ 365,000	$ 517,650
Shares redeemed	(30,126)	(15,642)	(262,743)	(144,923)
Net increase (decrease)	9,488	42,767	$ 102,257	$ 372,727

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	16,024,425.41	89.651
Against	849,875.68	4.755
Abstain	999,879.18	5.594
TOTAL	17,874,180.27	100.000
Broker Non-Votes	7,741,193.75

*Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFIFI-SANN-0702 157482
1.759105.101

(Fidelity Investment logo)(registered trademark)

(Fidelity Investment logo)(registered trademark)

Fidelity® Advisor

Balanced Fund -

Class A, Class T, Class B
and Class C

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>	The auditors' opinion.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Balanced Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Balanced - CL A	-2.90%	-5.75%	20.27%	92.18%
Fidelity Adv Balanced - CL A (incl. 5.75% sales charge)	-8.49%	-11.17%	13.36%	81.13%
Fidelity Balanced 60/40 Composite	-2.45%	-5.25%	41.33%	170.39%
S&P 500 ®	-5.68%	-13.85%	34.65%	213.06%
LB Aggregate Bond	2.25%	8.10%	44.52%	104.18%
Balanced Funds Average	-2.06%	-5.86%	32.18%	140.35%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers Aggregate Bond Index. To measure how Class A's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 521 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL A	-5.75%	3.76%	6.75%
Fidelity Adv Balanced - CL A (incl. 5.75% sales charge)	-11.17%	2.54%	6.12%
Fidelity Balanced 60/40 Composite	-5.25%	7.16%	10.46%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Balanced Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund - Class A on May 31, 1992, and the current 5.75% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $18,113 - an 81.13% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $31,306 - a 213.06% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,418 - a 104.18% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $27,039 - a 170.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Balanced Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL T	-3.02%	-5.97%	19.26%	90.85%
Fidelity Adv Balanced - CL T (incl. 3.50% sales charge)	-6.41%	-9.27%	15.08%	84.18%
Fidelity Balanced 60/40 Composite	-2.45%	-5.25%	41.33%	170.39%
S&P 500	-5.68%	-13.85%	34.65%	213.06%
LB Aggregate Bond	2.25%	8.10%	44.52%	104.18%
Balanced Funds Average	-2.06%	-5.86%	32.18%	140.35%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class T's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 521 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL T	-5.97%	3.59%	6.68%
Fidelity Adv Balanced - CL T (incl. 3.50% sales charge)	-9.27%	2.85%	6.30%
Fidelity Balanced 60/40 Composite	-5.25%	7.16%	10.46%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Balanced Fund - Class T
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class T on May 31, 1992, and the current 3.50% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $18,418 - an 84.18% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $31,306 - a 213.06% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,418 - a 104.18% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $27,039 - a 170.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Balanced Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past six month, past one year, past five year and past 10 year total return figures are 5%, 5%, 2% and 0%, respectively.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL B	-3.29%	-6.51%	15.81%	84.83%
Fidelity Adv Balanced - CL B (incl. contingent deferred sales charge)	-8.08%	-11.10%	14.15%	84.83%
Fidelity Balanced 60/40 Composite	-2.45%	-5.25%	41.33%	170.39%
S&P 500	-5.68%	-13.85%	34.65%	213.06%
LB Aggregate Bond	2.25%	8.10%	44.52%	104.18%
Balanced Funds Average	-2.06%	-5.86%	32.18%	140.35%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class B's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 521 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL B	-6.51%	2.98%	6.34%
Fidelity Adv Balanced - CL B (incl. contingent deferred sales charge)	-11.10%	2.68%	6.34%
Fidelity Balanced 60/40 Composite	-5.25%	7.16%	10.46%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Balanced Fund - Class B
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class B on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $18,483 - an 84.83% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $31,306 - a 213.06% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,418 - a 104.18% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $27,039 - a 170.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fidelity Advisor Balanced Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between December 31, 1996 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past six month, past one year, past five year and past 10 year total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL C	-3.36%	-6.52%	15.62%	84.54%
Fidelity Adv Balanced - CL C (incl. contingent deferred sales charge)	-4.32%	-7.44%	15.62%	84.54%
Fidelity Balanced 60/40 Composite	-2.45%	-5.25%	41.33%	170.39%
S&P 500	-5.68%	-13.85%	34.65%	213.06%
LB Aggregate Bond	2.25%	8.10%	44.52%	104.18%
Balanced Funds Average	-2.06%	-5.86%	32.18%	140.35%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class C's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 521 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL C	-6.52%	2.95%	6.32%
Fidelity Adv Balanced - CL C (incl. contingent deferred sales charge)	-7.44%	2.95%	6.32%
Fidelity Balanced 60/40 Composite	-5.25%	7.16%	10.46%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Balanced Fund - Class C
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class C on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $18,454 - an 84.54% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $31,306 - a 213.06% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,418 - a 104.18% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $27,039 - a 170.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fund Talk: The Managers' Overview

Market Recap

When the six-month period ending May 31, 2002, began, equity investors had good reasons to be optimistic. Growth in gross domestic product was strong, interest rates were at 40-year lows and consumer spending was solid. But poor corporate earnings growth continued to plague the equity investing landscape, and investors - already in a foul mood given a series of corporate accounting irregularities - sold off stocks in droves. Against this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%. Investment-grade bonds, on the other hand, surged forward when optimism about the economic recovery and fears of interest rate hikes diminished. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - gained 2.25% during the past six months. Within the Aggregate index, mortgage securities fared best, returning 3.26% according to the Lehman Brothers Mortgage-Backed Securities Index. Agency and corporate bonds also fared well, as the Lehman Brothers U.S. Agency and Credit Bond indexes gained 1.97% and 1.76%, respectively. The Lehman Brothers Treasury Index returned 1.18% during the past six months.

(Portfolio Manager photograph)
An interview with Louis Salemy (right), who became Lead Portfolio Manager of Fidelity Advisor Balanced Fund on February 6, 2002, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the six months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 2.90%, 3.02%, 3.29% and 3.36%, respectively, while the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. balanced funds average declined 2.45% and 2.06%, respectively. For the 12 months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares lost 5.75%, 5.97%, 6.51% and 6.52%, respectively, while the Composite index and Lipper average dropped 5.25% and 5.86%, respectively.

Q. What affected the fund's performance?

L.S. While maintaining a conservative-type offense proved an appropriate strategy in an uncertain market environment, disappointing security selection slightly hampered relative performance. The fund benefited from its slight bias toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. However, we lost ground by having exposure to a handful of stocks and high-yield bonds of companies, including Tyco International and Adelphia Communications, respectively, that were rocked by accounting scandals and credit-quality downgrades. On a sector level, the fund's fairly aggressive positioning in financial stocks hurt results. Here, we emphasized brokerage firms, such as Merrill Lynch and Morgan Stanley Dean Witter, and other transaction-oriented companies that stood to benefit from a potential economic rebound. Unfortunately, we were early, and persistently weak capital markets activity plagued these stocks. Fund performance also suffered from underweighting banks - based on credit-quality concerns and potential yield-curve flattening - which continued to benefit from last year's sharply declining interest rates. Finally, in the biotechnology industry, our holding in Amgen overwhelmed what we gained from underweighting a group that stumbled on numerous disappointments with high-profile drugs.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. What else influenced performance?

L.S. Having a much smaller exposure to the downturn in technology stocks provided a relative boost versus the index. The fund also was helped by my continuing to reduce its tech weighting after taking over the portfolio in February, based on my cautious growth outlook for the sector. I felt that the earnings expectations and valuations of tech firms were still too high given further deterioration in capital spending and the absence of any major breakthrough technologies. The fund benefited from underweighting companies such as IBM, Cisco and Intel, which were hurt as the market rotated away from large-cap growth stocks. I eliminated Intel during the period. However, the stocks that I owned because I felt they could benefit from a PC upgrade cycle, such as Microsoft, generally dampened performance. Having a defensive, stable-growth component paid off for the fund. While it was tough to find many quality companies that were attractively priced and had good earnings growth, we were successful in consumer staples with Philip Morris and Gillette. The fund benefited from my decision to place greater emphasis on these names, as well as on defensive financials such as Fannie Mae, which served as a hedge against my more "offensive" cyclical positioning in the brokerage houses. Finally, raising the fund's cash position during the spring helped shelter us somewhat from weakening equity markets.

Q. Turning to you, Ford, what drove the investment-grade portion of the fund?

F.O. Despite generally volatile interest rate and stock market conditions, investment-grade bonds fared well, as the Federal Reserve Board aggressively reduced short-term interest rates in 2001 in an effort to revive the economy. Against this backdrop, favorable sector allocation proved critical to the subportfolio's success. The fund benefited from my emphasis on higher-yielding corporate bonds and mortgage securities, which outperformed Treasuries during the period. Strong security selection in these groups further bolstered performance. We primarily benefited from reducing our weighting in corporates, given heightened downside risk, and adding more exposure to high-quality mortgage securities, which performed very well as mortgage rates rose and prepayment activity slowed. Within corporates, good credit analysis and diversification were key, as we successfully avoided several prominent issuers that experienced severe financial stress.

Semiannual Report

Q. What's your outlook, Louis?

L.S. I remain cautious, as I feel the earnings recovery that many investors are expecting in the second half of 2002 is unlikely to transpire. That said, I'll continue to toe the line between offense and defense, looking for companies on both sides with strong earnings growth and attractive relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: both income and growth of capital

Start date: January 6, 1987

Size: as of May 31, 2002, more than $1.8 billion

Manager: Louis Salemy, since February 2002, and Ford O'Neil, since 2001; Louis Salemy joined Fidelity in 1992; Ford O'Neil joined Fidelity in 1990

3

Louis Salemy on his investment approach:

"I try to add value through bottom-up stock selection, focusing on specific companies with improving fundamentals and positive catalysts, such as new products, acquisitions or restructurings. I do my homework to find solid companies whose prospects aren't fully appreciated by the market. I visit the companies I'm interested in, run earnings models on them and look closely at their balance sheets before I invest. I tend to run a more concentrated portfolio, holding larger positions in a smaller number of names I consider my best investment ideas.

"In general, I look for companies that generate excess cash flow and are not reliant on capital markets to fund their growth. That means I favor companies that are self-funding - that don't have to borrow money externally to help them grow. I'm also drawn to companies I believe can achieve sales growth in all types of economic environments, a factor that should lead to rising price-to-earnings multiples over time. Finally, I like firms that generate predictable earnings, and I try to avoid those that are less predictable, such as traditional cyclical stocks.

"My investment horizon is approximately one-to-three years. While I consider my horizon fairly long term, I am certainly aware that even if a company's prospects are strong its prospects can change daily or weekly."

Semiannual Report

Investment Changes

Top Five Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	2.9	2.7
Morgan Stanley Dean Witter & Co.	2.5	0.7
Gillette Co.	2.5	1.1
Freddie Mac	2.5	0.4
Fannie Mae	2.3	0.6
	12.7
Top Five Bond Issuers as of May 31, 2002
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.9	11.2
U.S. Treasury Obligations	3.4	2.8
Government National Mortgage Association	2.6	2.4
Freddie Mac	0.7	0.6
Ford Motor Credit Co.	0.4	0.3
	18.0
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.4	14.5
Consumer Discretionary	12.7	11.5
Consumer Staples	9.0	5.7
Industrials	5.6	7.3
Telecommunication Services	5.0	5.0
Asset Allocation (% of fund's net assets)
As of May 31, 2002*		As of November 30, 2001**
	Stocks and Equity Futures 51.6%		Stocks and Equity Futures 59.4%
	Bonds 37.6%		Bonds 35.9%
	Convertible Securities 0.4%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 10.4%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	3.9%	** Foreign investments	4.2%

Semiannual Report

Investments May 31, 2002

Showing Percentage of Net Assets

Common Stocks - 45.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	655	$ 0
Media - 4.1%
Adelphia Communications Corp. Class A	179,200	125
AOL Time Warner, Inc. (a)	51	1
Comcast Corp. Class A (special) (a)	284,300	8,006
E.W. Scripps Co. Class A	65,600	5,031
EchoStar Communications Corp. Class A (a)	665,700	16,769
Omnicom Group, Inc.	363,450	31,391
Walt Disney Co.	639,500	14,651
		75,974
Multiline Retail - 2.9%
Kohls Corp. (a)	297,600	22,320
Wal-Mart Stores, Inc.	600,100	32,465
		54,785
Specialty Retail - 2.2%
Hollywood Entertainment Corp. (a)	471,900	9,136
Home Depot, Inc.	754,200	31,443
Stage Stores, Inc. (a)	770	27
		40,606
Textiles, Apparel & Lux. Goods - 0.3%
Liz Claiborne, Inc.	218,100	6,680
TOTAL CONSUMER DISCRETIONARY		178,045
CONSUMER STAPLES - 8.2%
Beverages - 0.9%
The Coca-Cola Co.	298,500	16,585
Food & Drug Retailing - 0.8%
Walgreen Co.	375,200	14,355
Food Products - 0.6%
McCormick & Co., Inc. (non-vtg.)	331,000	8,692
Unilever PLC sponsored ADR	64,800	2,404
		11,096
Household Products - 1.3%
Colgate-Palmolive Co.	205,700	11,149
Kimberly-Clark Corp.	201,000	13,049
		24,198
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 2.5%
Gillette Co.	1,309,300	$ 46,572
Tobacco - 2.1%
Philip Morris Companies, Inc.	695,720	39,830
TOTAL CONSUMER STAPLES		152,636
ENERGY - 1.8%
Oil & Gas - 1.8%
Exxon Mobil Corp.	822,468	32,841
FINANCIALS - 10.9%
Banks - 1.3%
Bank One Corp.	161,700	6,570
Wells Fargo & Co.	325,500	17,056
		23,626
Diversified Financials - 8.6%
Fannie Mae	533,600	42,693
Freddie Mac	701,800	46,003
Merrill Lynch & Co., Inc.	586,100	23,860
Morgan Stanley Dean Witter & Co.	1,033,700	46,992
		159,548
Insurance - 1.0%
American International Group, Inc.	293,025	19,624
TOTAL FINANCIALS		202,798
HEALTH CARE - 3.8%
Biotechnology - 1.4%
Amgen, Inc. (a)	541,700	25,801
Pharmaceuticals - 2.4%
Allergan, Inc.	105,500	6,657
Bristol-Myers Squibb Co.	93,180	2,900
Johnson & Johnson	120,700	7,405
Pfizer, Inc.	822,650	28,464
		45,426
TOTAL HEALTH CARE		71,227
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 4.6%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	96,200	$ 5,969
Northrop Grumman Corp.	67,600	8,201
United Technologies Corp.	49,700	3,423
		17,593
Airlines - 0.2%
Southwest Airlines Co.	266,100	4,532
Building Products - 0.3%
American Standard Companies, Inc. (a)	68,900	5,202
Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	84,700	5,537
Industrial Conglomerates - 2.8%
General Electric Co.	1,068,000	33,258
Tyco International Ltd.	858,040	18,834
		52,092
TOTAL INDUSTRIALS		84,956
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.4%
Cisco Systems, Inc. (a)	486,900	7,683
Computers & Peripherals - 0.3%
Dell Computer Corp. (a)	233,300	6,264
Electronic Equipment & Instruments - 0.0%
Insilco Corp. warrants 8/15/07 (a)	600	0
Software - 2.9%
Microsoft Corp. (a)	1,057,000	53,812
TOTAL INFORMATION TECHNOLOGY		67,759
MATERIALS - 0.4%
Chemicals - 0.4%
E.I. du Pont de Nemours & Co.	164,720	7,577
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.5%
BellSouth Corp.	1,035,800	34,471
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	6,760	2
warrants 1/15/07 (CV ratio .6) (a)	1,445	1
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(f)	6,190	$ 0
SBC Communications, Inc.	349,884	11,998
		46,472
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	2,049,500	9,961
TOTAL TELECOMMUNICATION SERVICES		56,433
TOTAL COMMON STOCKS (Cost $800,033)		854,272
Nonconvertible Preferred Stocks - 0.2%

FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	1,000	941
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II $78.75	731	732
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	2,375	713
Wireless Telecommunication Services - 0.1%
Dobson Communications Corp. $122.50 pay-in-kind	1	1
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	778	358
Series E, $111.25 pay-in-kind	2,301	840
		1,199
TOTAL TELECOMMUNICATION SERVICES		1,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,645)		3,585
Corporate Bonds - 16.9%
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 820	$ 709
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	170	176
Tenet Healthcare Corp. (Vencor, Inc.) 6% 12/1/05	Ba1	470	456
Total Renal Care Holdings 7% 5/15/09	B2	1,660	1,613
			2,245
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	2,255	971
Sanmina-SCI Corp. 0% 9/12/20	Ba2	2,520	945
Solectron Corp.:
liquid yield option note 0% 5/8/20	Ba3	630	366
0% 11/20/20	Ba3	800	378
			2,660
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B3	9	6
TOTAL INFORMATION TECHNOLOGY			2,666
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10	B3	2,788	1,474
6% 6/1/11 (f)	B3	365	207
6% 6/1/11	B3	472	267
			1,948
TOTAL CONVERTIBLE BONDS			7,568
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 16.5%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.2%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	$ 190	$ 181
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	A3	750	776
Dana Corp. 10.125% 3/15/10 (f)	Ba3	600	630
Dura Operating Corp. 8.625% 4/15/12 (f)	B1	465	482
Lear Corp. 7.96% 5/15/05	Ba1	555	574
Stoneridge, Inc. 11.5% 5/1/12 (f)	B2	140	149
			2,792
Hotels, Restaurants & Leisure - 0.9%
AFC Enterprises, Inc. 10.25% 5/15/07	Ba3	200	211
Argosy Gaming Co. 9% 9/1/11	B2	500	525
Coast Hotels & Casinos, Inc. 9.5% 4/1/09 (f)	B2	250	265
Domino's, Inc. 10.375% 1/15/09	B3	540	583
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	1,205	1,241
HMH Properties, Inc.:
7.875% 8/1/05	Ba3	355	350
7.875% 8/1/08	Ba3	365	356
Horseshoe Gaming LLC 8.625% 5/15/09	B2	2,044	2,126
International Game Technology 8.375% 5/15/09	Ba1	400	422
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	730	745
MGM Mirage, Inc. 8.5% 9/15/10	Ba1	385	412
Penn National Gaming, Inc. 8.875% 3/15/10	B3	720	715
Premier Parks, Inc.:
0% 4/1/08 (d)	B3	1,020	987
9.75% 6/15/07	B3	95	99
Six Flags, Inc.:
8.875% 2/1/10 (f)	B3	400	404
9.5% 2/1/09	B3	630	653
Station Casinos, Inc. 8.375% 2/15/08	B1	1,815	1,869
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	B2	440	453
8.875% 8/15/11 (f)	B2	430	443
yankee 8.625% 12/15/07	B2	465	479
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	1,455	1,557
Trump Atlantic City Associates/Trump Atlantic City Funding, Inc. 11.25% 5/1/06	Caa3	185	142
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)(g)	Caa1	$ 575	$ 597
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	330	346
			15,980
Household Durables - 0.2%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	680	706
8.875% 4/1/08	Ba2	90	93
Champion Enterprises, Inc. 11.25% 4/15/07 (f)	B2	175	170
D.R. Horton, Inc. 7.875% 8/15/11	Ba1	750	744
Pulte Homes, Inc. 7.875% 8/1/11	Baa3	840	884
Ryland Group, Inc. 9.125% 6/15/11	Ba3	380	405
Sealy Mattress Co. 9.875% 12/15/07	B3	775	800
Standard Pacific Corp. 9.25% 4/15/12	Ba3	240	248
WCI Communities, Inc. 10.625% 2/15/11	B1	295	316
			4,366
Leisure Equipment & Products - 0.0%
Hockey Co. 11.25% 4/15/09 (f)	B2	565	573
Media - 1.9%
Adelphia Communications Corp.:
8.125% 7/15/03	Caa1	230	173
10.25% 11/1/06	Caa1	50	37
10.25% 6/15/11	Caa1	620	459
AMC Entertainment, Inc.:
9.5% 2/1/11	Caa3	305	308
9.875% 2/1/12 (f)	Caa3	420	429
American Media Operations, Inc.:
10.25% 5/1/09	B2	310	329
10.25% 5/1/09 (f)	B2	460	488
AOL Time Warner, Inc.:
6.875% 5/1/12	Baa1	875	857
7.7% 5/1/32	Baa1	655	638
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	1,500	1,533
CanWest Media, Inc. 10.625% 5/15/11	B2	890	957
Century Communications Corp. 0% 1/15/08 (j)	Caa1	50	20
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	B2	$ 800	$ 432
8.625% 4/1/09	B2	915	782
10% 4/1/09	B2	380	344
10% 5/15/11	B2	590	525
10% 5/15/11 (f)	B2	310	276
10.25% 1/15/10	B2	700	634
10.75% 10/1/09	B2	265	246
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	465	467
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	1,040	1,087
Corus Entertainment, Inc. 8.75% 3/1/12 (f)	B1	1,275	1,316
CSC Holdings, Inc.:
7.625% 4/1/11	Ba2	4,028	3,726
7.625% 7/15/18	Ba2	195	171
7.875% 2/15/18	Ba2	75	67
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	710	722
9.375% 2/1/09	B1	1,815	1,842
Entravision Communications Corp. 8.125% 3/15/09 (f)	B3	840	851
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (d)	Ba1	100	102
International Cabletel, Inc. 11.5% 2/1/06 (j)	Ca	1,660	581
Lamar Media Corp.:
8.625% 9/15/07	Ba3	40	41
9.25% 8/15/07	B1	770	805
News America Holdings, Inc.:
7.375% 10/17/08	Baa3	3,350	3,480
7.75% 12/1/45	Baa3	1,000	933
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	620	657
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06 (j)	Caa1	610	525
Pegasus Communications Corp.:
9.625% 10/15/05	B3	390	195
9.75% 12/1/06	B3	165	83
Penton Media, Inc. 11.875% 10/1/07 (f)	B3	1,080	961
Quebecor Media, Inc. 11.125% 7/15/11	B2	5	5
Radio One, Inc. 8.875% 7/1/11	B3	2,375	2,482
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Regal Cinemas Corp. 9.375% 2/1/12 (f)	B3	$ 795	$ 827
Satelites Mexicanos SA de CV 6.34% 6/30/04 (f)(i)	B1	204	184
Telewest PLC yankee:
9.625% 10/1/06	Caa3	917	413
11% 10/1/07	Caa3	611	281
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	1,000	1,042
Yell Finance BV:
0% 8/1/11 (d)	B2	1,430	980
10.75% 8/1/11	B2	1,110	1,204
			35,497
TOTAL CONSUMER DISCRETIONARY			59,208
CONSUMER STAPLES - 0.8%
Beverages - 0.0%
Constellation Brands, Inc. 8.125% 1/15/12	Ba3	130	134
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	2,200	2,347
Great Atlantic & Pacific Tea, Inc. 7.75% 4/15/07	B2	280	270
Kroger Co. 8.05% 2/1/10	Baa3	1,585	1,771
Pathmark Stores, Inc. 8.75% 2/1/12	B2	200	209
Rite Aid Corp.:
6% 10/1/03 (f)	Caa3	100	94
6.125% 12/15/08 (f)	Caa3	405	243
6.875% 8/15/13	Caa3	265	159
			5,093
Food Products - 0.1%
Chiquita Brands International, Inc. 10.56% 3/15/09	-	365	388
Dean Foods Co.:
6.625% 5/15/09	B1	70	65
6.9% 10/15/17	B1	150	129
8.15% 8/1/07	B1	490	502
Del Monte Corp. 9.25% 5/15/11	B3	860	903
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Dole Food Co., Inc. 7.25% 5/1/09 (f)	Ba1	$ 570	$ 567
Michael Foods, Inc. 11.75% 4/1/11	B2	40	44
			2,598
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	Ba1	100	96
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	110	113
10% 11/1/08	Ba3	510	589
			798
Personal Products - 0.1%
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	170	119
9% 11/1/06	Caa3	470	329
12% 12/1/05 (f)	Caa1	690	695
			1,143
Tobacco - 0.3%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	5,000	5,295
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	Baa2	800	812
			6,107
TOTAL CONSUMER STAPLES			15,873
ENERGY - 0.9%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	B1	175	181
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	370	389
Key Energy Services, Inc. 8.375% 3/1/08	Ba3	190	196
Lone Star Technologies, Inc. 9% 6/1/11	B2	530	498
Petronas Capital Ltd. 7% 5/22/12 (f)	Baa1	2,600	2,628
Trico Marine Services, Inc. 8.875% 5/15/12 (f)	B2	260	262
			4,154
Oil & Gas - 0.7%
Alberta Energy Co. Ltd. 7.375% 11/1/31	Baa1	1,070	1,122
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	1,040	1,041
8.5% 3/15/12	B1	520	521
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Cross Timbers Oil Co.:
8.75% 11/1/09	Ba3	$ 705	$ 741
9.25% 4/1/07	Ba3	110	115
Devon Energy Corp. 7.95% 4/15/32	Baa2	1,280	1,387
Forest Oil Corp. 8% 12/15/11	Ba3	370	373
Magnum Hunter Resources, Inc. 9.6% 3/15/12 (f)	B2	120	127
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	Baa1	1,200	1,221
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	937	971
Series D, 10.25% 3/15/06	B2	485	502
Series F, 10.25% 3/15/06	B2	210	216
Suncor Energy, Inc. 7.15% 2/1/32	A3	865	885
The Coastal Corp. 7.75% 6/15/10	Baa2	2,230	2,231
Vintage Petroleum, Inc. 8.25% 5/1/12 (f)	Ba3	805	793
			12,246
TOTAL ENERGY			16,400
FINANCIALS - 5.4%
Banks - 0.8%
BankAmerica Corp. 5.875% 2/15/09	Aa2	2,500	2,520
Barclays Bank PLC yankee 8.55% 9/29/49 (e)(f)	Aa3	1,020	1,158
First Tennessee National Corp. 6.75% 11/15/05	A3	720	763
FleetBoston Financial Corp. 7.25% 9/15/05	A1	2,215	2,393
HSBC Finance Nederland BV 7.4% 4/15/03 (f)	A1	250	259
Korea Development Bank 7.375% 9/17/04	A3	650	693
MBNA Corp.:
6.25% 1/17/07	Baa2	770	781
6.34% 6/2/03	Baa2	850	860
7.5% 3/15/12	Baa2	1,125	1,180
PNC Funding Corp. 5.75% 8/1/06	A2	1,150	1,177
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (i)	A1	1,065	1,109
8.817% 3/31/49	A1	810	877
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Union Planters Corp. 6.75% 11/1/05	A3	$ 400	$ 421
Washington Mutual, Inc. 5.625% 1/15/07	A3	1,635	1,644
			15,835
Diversified Financials - 4.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	Baa1	1,700	1,781
Alliance Capital Management LP 5.625% 8/15/06	A2	1,020	1,032
American Airlines pass thru trust certificate 7.8% 4/1/08 (f)	A	550	551
American Gen. Finance Corp. 5.875% 7/14/06	A1	3,600	3,680
Amvescap PLC 6.6% 5/15/05	A2	725	763
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	1,030	1,063
Burlington Resources Finance Co. 7.4% 12/1/31 (f)	Baa1	880	921
Capital One Financial Corp. 7.125% 8/1/08	Baa3	2,550	2,406
CIT Group, Inc.:
5.5% 2/15/04	A2	620	599
7.125% 10/15/04	A2	750	738
7.75% 4/2/12	A2	795	814
Citigroup, Inc. 7.25% 10/1/10	Aa2	900	977
ComEd Financing II 8.5% 1/15/27	Baa3	860	840
Continental Airlines, Inc. pass thru trust certificate:
6.795% 8/2/18	Baa3	287	269
6.9% 1/2/17	Baa3	105	98
Countrywide Home Loans, Inc.:
5.5% 8/1/06	A3	1,300	1,314
6.85% 6/15/04	A3	1,760	1,852
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	Aa3	1,300	1,336
6.5% 1/15/12	Aa3	615	622
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	575	576
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	380	401
7.92% 5/18/12	Baa1	800	821
10.06% 1/2/16	Ba1	130	126
Devon Financing Corp. ULC 6.875% 9/30/11	Baa2	1,115	1,156
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	Ba3	$ 310	$ 308
First Union Capital II 7.95% 11/15/29	A2	2,340	2,500
Ford Motor Credit Co.:
6.5% 1/25/07	A3	1,330	1,349
6.875% 2/1/06	A3	1,300	1,341
7.375% 10/28/09	A3	2,240	2,316
7.875% 6/15/10	A3	1,500	1,589
General Electric Capital Corp. 6% 6/15/12	Aaa	1,780	1,767
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,920	1,984
6.75% 1/15/06	A2	680	710
7.5% 7/15/05	A2	1,000	1,070
7.75% 1/19/10	A2	1,800	1,939
Goldman Sachs Group, Inc. 6.6% 1/15/12	A1	1,845	1,879
Household Finance Corp.:
6.375% 10/15/11	A2	500	486
6.5% 1/24/06	A2	655	674
8% 5/9/05	A2	255	274
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	A2	1,950	2,291
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	2,000	2,014
6.75% 2/1/11	A1	1,345	1,392
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12 (f)	B2	440	446
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II:
9.125% 1/15/11 (f)	B1	320	324
10.5% 6/15/09 (f)	B1	340	360
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	1,680	1,741
Morgan Stanley Dean Witter & Co. 6.6% 4/1/12	Aa3	900	917
Newcourt Credit Group, Inc. 6.875% 2/16/05	A2	1,175	1,142
NiSource Finance Corp.:
7.625% 11/15/05	Baa3	2,000	1,976
7.875% 11/15/10	Baa3	2,555	2,581
Northwest Airlines pass thru trust certificate:
6.81% 2/1/20	A3	165	158
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Northwest Airlines pass thru trust certificate: - continued
7.248% 7/2/14	Ba2	$ 229	$ 202
7.575% 3/1/19	A3	130	133
7.691% 4/1/17	Baa2	30	30
8.304% 9/1/10	Ba2	163	156
Popular North America, Inc. 6.125% 10/15/06	A3	1,535	1,537
PTC International Finance BV 0% 7/1/07 (d)	B1	295	295
PTC International Finance II SA 11.25% 12/1/09	B1	850	893
SESI LLC 8.875% 5/15/11	B1	40	40
Sprint Capital Corp.:
6.875% 11/15/28	Baa2	3,150	2,472
8.75% 3/15/32 (f)	Baa2	750	713
TCI Communications Financing III 9.65% 3/31/27	Baa3	1,600	1,727
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	895	919
TXU Eastern Funding 6.75% 5/15/09	Baa1	2,220	2,201
UBS Preferred Funding Trust 1 8.622% 12/29/49	A1	2,100	2,376
			73,958
Insurance - 0.1%
Principal Life Global Funding I 6.25% 2/15/12 (f)	Aa2	890	885
St. Paul Companies, Inc. 5.75% 3/15/07	A2	445	442
			1,327
Real Estate - 0.5%
BRE Properties, Inc. 5.95% 3/15/07	Baa2	1,500	1,505
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	115	119
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,190	1,229
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09 (f)	Ba3	640	662
Duke Realty LP 7.3% 6/30/03	Baa1	1,000	1,037
EOP Operating LP 6.625% 2/15/05	Baa1	1,250	1,297
ERP Operating LP 7.1% 6/23/04	Baa1	1,500	1,572
LNR Property Corp. 9.375% 3/15/08	Ba3	640	656
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
ProLogis Trust 6.7% 4/15/04	Baa1	$ 510	$ 527
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	770	801
			9,405
TOTAL FINANCIALS			100,525
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical Systems, Inc.:
9.75% 12/1/06	Caa1	515	514
11.625% 12/1/06	B2	385	435
Boston Scientific Corp. 6.625% 3/15/05	Baa2	180	182
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (f)(g)	B2	90	91
			1,222
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	-	680	687
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	130	136
Columbia/HCA Healthcare Corp. 7.15% 3/30/04	Ba1	235	244
Coventry Health Care, Inc. 8.125% 2/15/12	Ba3	370	386
HealthSouth Corp.:
7.625% 6/1/12 (f)	Ba1	150	149
8.375% 10/1/11	Ba1	480	501
8.5% 2/1/08	Ba1	210	221
10.75% 10/1/08	Ba2	225	250
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (j)	-	920	0
Medpartners, Inc. 7.375% 10/1/06	Ba2	325	330
PacifiCare Health Systems, Inc. 10.75% 6/1/09 (f)	B3	535	548
Service Corp. International (SCI):
6.3% 3/15/03	B1	260	252
7.2% 6/1/06	B1	200	186
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	365	403
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	285	320
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Triad Hospitals, Inc. 8.75% 5/1/09	B1	$ 640	$ 680
Vanguard Health Systems, Inc. 9.75% 8/1/11	B3	390	410
			5,703
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10 (f)	Caa1	485	466
Biovail Corp. 7.875% 4/1/10	B2	1,270	1,264
			1,730
TOTAL HEALTH CARE			8,655
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	1,525	1,617
Raytheon Co. 8.2% 3/1/06	Baa3	3,000	3,274
			4,891
Airlines - 0.1%
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	583	548
8.3% 12/15/29	Ba3	785	652
8.54% 1/2/07	Ba1	86	83
			1,283
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	795	789
7.625% 1/1/06	Ba3	990	965
7.875% 1/1/09	Ba3	455	444
8.5% 12/1/08	Ba3	250	250
8.875% 4/1/08	Ba3	70	71
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,810	1,805
AP Holdings, Inc. 0% 3/15/08 (d)	C	130	9
Iron Mountain, Inc.:
8.25% 7/1/11	B2	90	91
8.625% 4/1/13	B2	345	352
8.75% 9/30/09	B2	100	102
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	B2	460	485
Mail-Well I Corp. 9.625% 3/15/12 (f)	B1	495	500
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	$ 140	$ 141
Pierce Leahy Corp. 9.125% 7/15/07	B2	185	192
World Color Press, Inc.:
7.75% 2/15/09	Baa2	570	569
8.375% 11/15/08	Baa2	40	41
			6,806
Construction & Engineering - 0.0%
Blount, Inc. 7% 6/15/05	Caa1	510	454
Machinery - 0.0%
AGCO Corp. 9.5% 5/1/08	Ba3	110	118
Joy Global, Inc. 8.75% 3/15/12 (f)	B2	175	178
Tyco International Group SA yankee 6.375% 10/15/11	Baa2	730	631
			927
Marine - 0.1%
Teekay Shipping Corp. 8.875% 7/15/11	Ba2	1,645	1,723
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	B2	270	240
10.25% 11/15/06	B2	570	433
			2,396
Road & Rail - 0.1%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	30	32
TFM SA de CV:
0% 6/15/09 (d)	B1	500	465
10.25% 6/15/07	B1	1,210	1,156
			1,653
TOTAL INDUSTRIALS			18,410
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	A3	1,340	1,339
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (f)	Ba2	390	395
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. 9.875% 7/1/10	Ba2	$ 470	$ 508
Solectron Corp. 9.625% 2/15/09	Ba3	310	312
			820
Internet Software & Services - 0.2%
Qwest Corp.:
8.875% 3/15/12 (f)	Baa3	2,880	2,866
8.875% 3/15/12 (f)	Baa3	1,190	1,184
			4,050
Office Electronics - 0.0%
Xerox Corp. 9.75% 1/15/09 (f)	B1	385	356
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	190	203
10.5% 2/1/09	B2	120	132
Micron Technology, Inc. 6.5% 9/30/05 (k)	Ba2	1,000	920
			1,255
TOTAL INFORMATION TECHNOLOGY			8,215
MATERIALS - 0.8%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	550	583
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)	B3	225	236
Huntsman International LLC 9.875% 3/1/09 (f)	B3	500	515
Lyondell Chemical Co.:
9.5% 12/15/08	Ba3	250	241
9.625% 5/1/07	Ba3	285	278
9.875% 5/1/07	Ba3	180	176
OM Group, Inc. 9.25% 12/15/11	B3	860	894
			2,923
Containers & Packaging - 0.3%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (f)	B2	1,135	1,180
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	310	296
7.35% 5/15/08	B3	130	120
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Owens-Illinois, Inc.: - continued
7.5% 5/15/10	B3	$ 110	$ 100
7.8% 5/15/18	B3	50	43
7.85% 5/15/04	B3	530	519
8.1% 5/15/07	B3	250	240
Packaging Corp. of America 9.625% 4/1/09	Ba2	1,280	1,395
Riverwood International Corp. 10.625% 8/1/07	B3	490	515
Sealed Air Corp.:
6.95% 5/15/09 (f)	Baa3	530	504
8.75% 7/1/08 (f)	Baa3	200	206
			5,118
Metals & Mining - 0.2%
AK Steel Corp.:
7.875% 2/15/09	B1	270	273
9.125% 12/15/06	B1	320	333
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	1,080	1,048
7.5% 11/15/06	B3	150	135
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	420	454
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	774	820
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	815	811
			3,874
Paper & Forest Products - 0.1%
Georgia-Pacific Group:
7.5% 5/15/06	Ba1	40	39
8.125% 5/15/11	Ba1	140	137
8.875% 5/15/31	Ba1	410	392
Norske Skog Canada Ltd. 8.625% 6/15/11	Ba2	70	71
Stone Container Corp. 9.75% 2/1/11	B2	420	447
Weyerhaeuser Co. 6.75% 3/15/12 (f)	Baa2	1,250	1,285
			2,371
TOTAL MATERIALS			14,286
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.1%
AT&T Corp.:
6.5% 3/15/29	Baa2	4,270	3,092
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
AT&T Corp.: - continued
8% 11/15/31 (f)	Baa2	$ 670	$ 566
British Telecommunications PLC:
8.375% 12/15/10	Baa1	800	884
8.875% 12/15/30	Baa1	1,500	1,719
Cincinnati Bell Telephone Co. 6.3% 12/1/28	Ba1	180	113
Citizens Communications Co. 8.5% 5/15/06	Baa2	1,265	1,310
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (j)	Ca	800	248
11.75% 12/15/05 (j)	Ca	285	88
NTL Communications Corp. 0% 10/1/08 (d)(j)	Ca	105	29
NTL, Inc. 0% 4/1/08 (d)(j)	Ca	135	42
Rogers Cantel, Inc. yankee 9.375% 6/1/08	Baa3	345	304
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,985	2,012
Telefonos de Mexico SA de CV 8.25% 1/26/06	A3	2,900	3,067
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (j)	C	1,468	44
Telewest Communications PLC:
9.875% 2/1/10	Caa3	340	153
11.25% 11/1/08	Caa3	310	140
TELUS Corp. 7.5% 6/1/07	Baa2	3,420	3,370
Tritel PCS, Inc. 0% 5/15/09 (d)	Baa2	1,454	1,287
U.S. West Communications 7.2% 11/1/04	Baa3	360	346
Verizon New York, Inc. 7.375% 4/1/32	A1	590	593
WorldCom, Inc.:
6.4% 8/15/05	Ba2	570	331
6.5% 5/15/04	Ba2	100	74
7.375% 1/15/06 (f)	BB	80	44
7.5% 5/15/11	Ba2	480	235
8% 5/16/06	Ba2	505	283
			20,374
Wireless Telecommunication Services - 0.7%
AT&T Wireless Services, Inc. 7.875% 3/1/11	Baa2	1,500	1,445
Crown Castle International Corp.:
9.375% 8/1/11	B3	710	575
9.5% 8/1/11	B3	75	60
10.75% 8/1/11	B3	85	74
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Dobson Communications Corp. 10.875% 7/1/10	B3	$ 90	$ 81
Echostar Broadband Corp. 10.375% 10/1/07	B1	2,670	2,817
Millicom International Cellular SA 13.5% 6/1/06	Caa1	840	479
Nextel Communications, Inc.:
9.375% 11/15/09	B3	2,215	1,445
9.5% 2/1/11	B3	920	584
12% 11/1/08	B3	165	122
Orange PLC yankee 9% 6/1/09	Baa1	1,075	1,064
PanAmSat Corp.:
6.125% 1/15/05	BB	270	265
6.375% 1/15/08	BB	380	355
Rogers Wireless, Inc. 9.625% 5/1/11	Baa3	660	581
SpectraSite Holdings, Inc.:
0% 4/15/09 (d)	Caa3	580	174
0% 3/15/10 (d)	Caa3	710	185
10.75% 3/15/10	Caa3	455	214
12.5% 11/15/10	Caa3	325	159
TeleCorp PCS, Inc. 0% 4/15/09 (d)	Baa2	194	173
VoiceStream Wireless Corp. 10.375% 11/15/09	Baa2	1,445	1,532
			12,384
TOTAL TELECOMMUNICATION SERVICES			32,758
UTILITIES - 1.7%
Electric Utilities - 1.3%
AES Corp.:
7.375% 6/15/03	Ba1	260	216
8.75% 6/15/08	Ba1	100	75
8.875% 2/15/11	Ba1	350	259
9.375% 9/15/10	Ba1	810	624
9.5% 6/1/09	Ba1	870	687
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (f)	Baa2	900	940
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa3	3,500	3,375
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
CMS Energy Corp.:
7.5% 1/15/09	Ba3	$ 270	$ 252
9.875% 10/15/07	Ba3	1,040	1,061
Detroit Edison Co. 6.125% 10/1/10	A3	1,155	1,139
Edison International 6.875% 9/15/04	B3	255	236
FirstEnergy Corp. 6.45% 11/15/11	Baa2	1,285	1,220
Hydro-Quebec 6.3% 5/11/11	A1	6,000	6,269
Illinois Power Co. 7.5% 6/15/09	Baa2	1,260	1,154
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	A3	2,190	1,925
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	650	741
Pacific Gas & Electric Co.:
7.05% 3/1/24	B3	100	93
7.375% 11/1/05 (f)(j)	Caa2	320	320
PSEG Energy Holdings, Inc.:
8.5% 6/15/11	Baa3	400	392
8.625% 2/15/08	Baa3	420	424
9.125% 2/10/04	Baa3	180	182
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000	950
Sierra Pacific Power Co. 8% 6/1/08	Ba2	205	193
Southern California Edison Co. 7.625% 1/15/10	Ba3	480	446
TECO Energy, Inc. 7% 5/1/12	A3	1,315	1,353
Texas Utilities Co. 6.375% 1/1/08	Baa3	560	558
			25,084
Gas Utilities - 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	585	600
El Paso Energy Corp. 7.75% 1/15/32	Baa2	705	671
Kinder Morgan Energy Partners LP 7.125% 3/15/12	Baa1	640	671
Sempra Energy 7.95% 3/1/10	A2	810	851
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,495	1,595
			4,388
Multi-Utilities & Unreg. Pwr - 0.2%
Western Resources, Inc.:
7.875% 5/1/07 (f)	Ba1	630	639
9.75% 5/1/07 (f)	Ba2	710	696
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unreg. Pwr - continued
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	$ 1,535	$ 1,358
7.5% 1/15/31	Baa2	245	202
			2,895
TOTAL UTILITIES			32,367
TOTAL NONCONVERTIBLE BONDS			306,697
TOTAL CORPORATE BONDS (Cost $315,525)			314,265
U.S. Government and Government Agency Obligations - 6.8%

U.S. Government Agency Obligations - 3.0%
Fannie Mae:
5.25% 6/15/06	Aaa	2,315	2,384
5.5% 5/2/06	Aa2	14,675	15,198
6.25% 2/1/11	Aa2	1,330	1,373
7.125% 6/15/10	Aaa	2,940	3,264
7.25% 1/15/10	Aaa	8,580	9,585
Farm Credit Systems Financial Assistance Corp. 9.375% 7/21/03	Aaa	5,070	5,451
Federal Agricultural Mortgage Corp. 7.01% 2/10/04	Aaa	1,720	1,826
Freddie Mac:
5.75% 3/15/09	Aaa	3,100	3,198
5.75% 1/15/12	Aaa	2,360	2,387
5.875% 3/21/11	Aa2	6,570	6,609
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	142	146
Series 1993-D, 5.23% 5/15/05	Aaa	276	284
Series 1994-A, 7.12% 4/15/06	Aaa	357	380
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	288	309
U.S. Government and Government Agency Obligations - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	-	$ 803	$ 829
Series 1996-A1, 6.726% 9/15/10	-	3,696	3,898
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			57,121
U.S. Treasury Obligations - 3.8%
U.S. Treasury Bills, yield at date of purchase 1.67% to 1.77% 7/5/02 to 8/8/02 (h)	-	6,600	6,584
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	15,760	16,541
6.25% 5/15/30	Aaa	2,755	2,949
6.625% 2/15/27	Aaa	350	388
U.S. Treasury Notes:
3% 2/29/04	Aaa	25,000	24,996
5.75% 11/15/05	Aaa	4,740	5,022
6.5% 2/15/10	Aaa	5,070	5,591
7% 7/15/06	Aaa	7,500	8,306
TOTAL U.S. TREASURY OBLIGATIONS			70,377
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $124,588)			127,498
U.S. Government Agency - Mortgage Securities - 11.8%

Fannie Mae - 9.2%
5.5% 2/1/11 to 3/1/32	Aaa	13,162	13,180
6% 6/1/11 to 7/1/31	Aaa	25,263	25,327
6% 6/1/32 (g)	Aaa	11,425	11,329
6.5% 9/1/16 to 7/1/31	Aaa	92,380	94,392
6.5% 6/1/32 to 7/1/32 (g)	Aaa	9,190	9,304
7% 2/1/16 to 4/1/29	Aaa	1,799	1,867
7.5% 2/1/15 to 4/1/29	Aaa	13,969	14,720
8% 8/1/26 to 9/1/28	Aaa	1,195	1,281
TOTAL FANNIE MAE			171,400
U.S. Government Agency - Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - 2.6%
6.5% 10/15/27 to 5/15/28	Aaa	$ 9,655	$ 9,876
7% 12/15/25 to 9/15/31	Aaa	7,840	8,131
7% 6/1/32 (g)	Aaa	10,102	10,459
7.5% 2/15/23 to 12/15/28	Aaa	15,776	16,691
8% 11/15/21 to 12/15/26	Aaa	3,334	3,586
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			48,743
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $212,134)			220,143
Asset-Backed Securities - 1.2%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,600	1,669
Capital One Master Trust 2.21% 4/16/07 (i)	A2	1,300	1,301
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	470	480
5.07% 2/15/08	Aaa	3,200	3,252
Discover Card Master Trust I 5.75% 12/15/08	Aaa	4,000	4,159
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,000	1,029
5.71% 9/15/05	A1	720	746
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	1,995	2,035
5.09% 10/18/06	Aaa	1,060	1,088
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	1,000	1,043
Sears Credit Account Master Trust II:
2.13% 6/16/08 (i)	A1	1,700	1,694
6.75% 9/16/09	Aaa	2,940	3,150
TOTAL ASSET-BACKED SECURITIES (Cost $20,953)			21,646
Commercial Mortgage Securities - 1.2%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 5.1797% 8/1/24 (f)(i)	-	1,836	1,248
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,000	1,106
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	3,070	3,187
Commercial Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,500	$ 3,881
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.1259% 4/29/39 (f)(i)	-	650	514
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
sequential pay Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,500	2,680
Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	500	490
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (i)	Baa3	2,600	2,529
J.P. Morgan Commercial Mortgage Finance Corp. Series 2000-C9 Class A2, 7.77% 10/15/32	Aaa	1,440	1,596
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML Class K, 7.9% 11/15/26 (f)	-	1,250	893
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (f)	Aaa	4,500	4,725
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $21,901)			22,849
Foreign Government and Government Agency Obligations - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	1,095	1,139
Malaysian Government 7.5% 7/15/11	Baa2	695	739
Ontario Province 6% 2/21/06	Aa3	1,900	1,996
Quebec Province 7.5% 9/15/29	A1	3,500	3,918
United Mexican States 9.875% 2/1/10	Baa2	2,000	2,300
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $9,795)			10,092
Money Market Funds - 16.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.85% (c) (Cost $300,700)	300,699,775	$ 300,700
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,812,274)		1,875,050
NET OTHER ASSETS - (0.5)%		(9,685)
NET ASSETS - 100%		$ 1,865,365
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
Equity Index Contracts
393 S&P 500 Index Contracts	June 2002	$ 104,882	$ (9,660)
The face value of futures purchased as a percentage of net assets - 5.6%
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $55,403,000 or 3.0% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,584,000.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 774
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Aaa, Aa, A	24.9%
Baa	5.7%
Ba	2.4%
B	3.8%
Caa, Ca, C	0.7%
D	0.0%
Not Rated	0.5%
Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Purchases and sales of securities, other than short-term securities, aggregated $1,092,442,000 and $1,345,428,000, respectively, of which long-term U.S. government and government agency obligations aggregated $287,005,000 and $301,584,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $920,000 or 0.0% of net assets.

Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $1,815,000,000. Net unrealized appreciation aggregated $60,050,000, of which $132,390,000 related to appreciated investment securities and $72,340,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $90,844,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	May 31, 2002
Assets
Investment in securities, at value (cost $1,812,274) - See accompanying schedule		$ 1,875,050
Cash		140
Receivable for investments sold		24,435
Receivable for fund shares sold		481
Dividends receivable		898
Interest receivable		9,783
Receivable for daily variation on futures contracts		167
Other receivables		13
Total assets		1,910,967
Liabilities
Payable for investments purchased Regular delivery	$ 8,052
Delayed delivery	31,653
Payable for fund shares redeemed	4,018
Distributions payable	11
Accrued management fee	673
Distribution fees payable	811
Other payables and accrued expenses	384
Total liabilities		45,602
Net Assets		$ 1,865,365
Net Assets consist of:
Paid in capital		$ 1,842,120
Undistributed net investment income		12,016
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,886)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,115
Net Assets		$ 1,865,365

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	May 31, 2002
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($114,449 ÷ 7,744 shares)	$ 14.78
Maximum offering price per share (100/94.25 of $14.78)	$ 15.68
Class T: Net Asset Value and redemption price per share ($1,504,384 ÷ 101,405 shares)	$ 14.84
Maximum offering price per share (100/96.50 of $14.84)	$ 15.38
Class B: Net Asset Value and offering price per share ($118,978 ÷ 8,080 shares) A	$ 14.73
Class C: Net Asset Value and offering price per share ($65,327 ÷ 4,440 shares) A	$ 14.71
Institutional Class: Net Asset Value, offering price and redemption price per share ($62,227 ÷ 4,172 shares)	$ 14.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Amounts in thousands	Six months ended May 31, 2002
Investment Income
Dividends		$ 6,958
Interest		26,446
Security lending		2
Total income		33,406
Expenses
Management fee	$ 4,220
Transfer agent fees	2,264
Distribution fees	5,099
Accounting and security lending fees	219
Non-interested trustees' compensation	7
Custodian fees and expenses	37
Registration fees	60
Audit	25
Legal	10
Miscellaneous	176
Total expenses before reductions	12,117
Expense reductions	(195)	11,922
Net investment income (loss)		21,484
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,260
Foreign currency transactions	3
Futures contracts	8,367
Total net realized gain (loss)		70,630
Change in net unrealized appreciation (depreciation) on: Investment securities	(137,740)
Assets and liabilities in foreign currencies	2
Futures contracts	(13,269)
Total change in net unrealized appreciation (depreciation)		(151,007)
Net gain (loss)		(80,377)
Net increase (decrease) in net assets resulting from operations		$ (58,893)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,484	$ 52,991
Net realized gain (loss)	70,630	(83,270)
Change in net unrealized appreciation (depreciation)	(151,007)	(1,475)
Net increase (decrease) in net assets resulting from operations	(58,893)	(31,754)
Distributions to shareholders from net investment income	(21,847)	(58,261)
Distributions to shareholders from net realized gain	-	(63,262)
Total distributions	(21,847)	(121,523)
Share transactions - net increase (decrease)	(75,100)	(123,789)
Total increase (decrease) in net assets	(155,840)	(277,066)
Net Assets
Beginning of period	2,021,205	2,298,271
End of period (including undistributed net investment income of $12,016 and undistributed net investment income of $12,379, respectively)	$ 1,865,365	$ 2,021,205

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 H	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75	$ 16.04
Income from Investment Operations
Net investment income (loss) E	.19	.43	.49	.50	.05	.53	.48
Net realized and unrealized gain (loss)	(.63)	(.62)	(1.29)	.53	.61	1.80	2.83
Total from investment operations	(.44)	(.19)	(.80)	1.03	.66	2.33	3.31
Distributions from net investment income	(.19)	(.49)	(.48)	(.52)	-	(.57)	(.49)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.19)	(.95)	(1.29)	(2.30)	-	(1.83)	(.60)
Net asset value, end of period	$ 14.78	$ 15.41	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75
Total Return B, C, D	(2.90)%	(1.18)%	(4.67)%	5.65%	3.43%	13.04%	20.99%
Ratios to Average Net Assets F
Expenses before expense reductions	.95% A	.94%	.93%	.93%	1.02% A	1.05%	1.67%
Expenses net of voluntary waivers, if any	.95% A	.94%	.93%	.93%	1.02% A	1.05%	1.41%
Expenses net of all reductions	.92% A	.93%	.91%	.91%	1.02% A	1.02%	1.40%
Net investment income (loss)	2.48% A	2.77%	2.81%	2.68%	3.13% A	2.76%	2.68%
Supplemental Data
Net assets, end of period (in millions)	$ 114	$ 105	$ 66	$ 59	$ 17	$ 16	$ 8
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the period ended October 31. H One month ended November 30.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 H	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.47	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79	$ 16.07
Income from Investment Operations
Net investment income (loss) E	.17	.39	.45	.46	.05	.51	.53
Net realized and unrealized gain (loss)	(.63)	(.61)	(1.30)	.51	.61	1.80	2.84
Total from investment operations	(.46)	(.22)	(.85)	.97	.66	2.31	3.37
Distributions from net investment income	(.17)	(.43)	(.43)	(.48)	-	(.54)	(.54)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.17)	(.89)	(1.24)	(2.26)	-	(1.80)	(.65)
Net asset value, end of period	$ 14.84	$ 15.47	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79
Total Return B, C, D	(3.02)%	(1.37)%	(4.94)%	5.30%	3.42%	12.90%	21.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.21% A	1.20%	1.16%	1.16%	1.22% A	1.16%	1.17%
Expenses net of voluntary waivers, if any	1.21% A	1.20%	1.16%	1.16%	1.22% A	1.16%	1.17%
Expenses net of all reductions	1.19% A	1.19%	1.15%	1.14%	1.22% A	1.15%	1.17%
Net investment income (loss)	2.21% A	2.51%	2.57%	2.45%	2.92% A	2.68%	2.98%
Supplemental Data
Net assets, end of period (in millions)	$ 1,504	$ 1,681	$ 2,021	$ 2,802	$ 2,993	$ 2,903	$ 2,901
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the period ended October 31. H One month ended November 30.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 H	1998 G	1997 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71	$ 16.36
Income from Investment Operations
Net investment income (loss) E	.13	.30	.35	.36	.04	.38	.29
Net realized and unrealized gain (loss)	(.63)	(.60)	(1.29)	.50	.61	1.81	2.38
Total from investment operations	(.50)	(.30)	(.94)	.86	.65	2.19	2.67
Distributions from net investment income	(.13)	(.35)	(.32)	(.40)	-	(.43)	(.32)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)	-
Total distributions	(.13)	(.81)	(1.13)	(2.18)	-	(1.69)	(.32)
Net asset value, end of period	$ 14.73	$ 15.36	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71
Total Return B, C, D	(3.29)%	(1.89)%	(5.45)%	4.71%	3.38%	12.25%	16.40%
Ratios to Average Net Assets F
Expenses before expense reductions	1.77% A	1.75%	1.72%	1.69%	1.80% A	1.74%	2.12% A
Expenses net of voluntary waivers, if any	1.77% A	1.75%	1.72%	1.69%	1.80% A	1.74%	2.12% A
Expenses net of all reductions	1.75% A	1.74%	1.70%	1.68%	1.80% A	1.73%	2.11% A
Net investment income (loss)	1.65% A	1.96%	2.01%	1.91%	2.35% A	2.02%	1.88% A
Supplemental Data
Net assets, end of period (in millions)	$ 119	$ 121	$ 111	$ 124	$ 57	$ 51	$ 16
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the period ended October 31. H One month ended November 30. I For the period December 31, 1996 (commencement of sale of shares) to October 31, 1997.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 H	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.35	$ 16.47	$ 18.55	$ 19.88	$ 19.22	$ 19.05
Income from Investment Operations
Net investment income (loss) E	.13	.31	.35	.36	.04	.36
Net realized and unrealized gain (loss)	(.64)	(.61)	(1.29)	.48	.62	1.56
Total from investment operations	(.51)	(.30)	(.94)	.84	.66	1.92
Distributions from net investment income	(.13)	(.36)	(.33)	(.39)	-	(.49)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)
Total distributions	(.13)	(.82)	(1.14)	(2.17)	-	(1.75)
Net asset value, end of period	$ 14.71	$ 15.35	$ 16.47	$ 18.55	$ 19.88	$ 19.22
Total Return B, C, D	(3.36)%	(1.89)%	(5.45)%	4.60%	3.43%	10.62%
Ratios to Average Net Assets G
Expenses before expense reductions	1.76% A	1.72%	1.69%	1.66%	1.77% A	1.80% A
Expenses net of voluntary waivers, if any	1.76% A	1.72%	1.69%	1.66%	1.77% A	1.80% A
Expenses net of all reductions	1.74% A	1.71%	1.68%	1.65%	1.76% A	1.79% A
Net investment income (loss)	1.65% A	1.98%	2.03%	1.95%	2.37% A	1.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 65	$ 61	$ 54	$ 53	$ 21	$ 20
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H One month ended November 30.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 G	1998F	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.55	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85	$ 16.11
Income from Investment Operations
Net investment income (loss) D	.21	.48	.57	.56	.05	.60	.61
Net realized and unrealized gain (loss)	(.63)	(.63)	(1.32)	.53	.63	1.81	2.86
Total from investment operations	(.42)	(.15)	(.75)	1.09	.68	2.41	3.47
Distributions from net investment income	(.21)	(.53)	(.52)	(.57)	-	(.65)	(.62)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.21)	(.99)	(1.33)	(2.35)	-	(1.91)	(.73)
Net asset value, end of period	$ 14.92	$ 15.55	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85
Total Return B, C	(2.75)%	(.92)%	(4.37)%	5.95%	3.51%	13.45%	21.97%
Ratios to Average Net Assets E
Expenses before expense reductions	.69% A	.67%	.63%	.64%	.66% A	.65%	.69%
Expenses net of voluntary waivers, if any	.69% A	.67%	.63%	.64%	.66% A	.65%	.69%
Expenses net of all reductions	.67% A	.65%	.61%	.63%	.66% A	.63%	.69%
Net investment income (loss)	2.73% A	3.04%	3.10%	2.96%	3.48% A	3.15%	3.42%
Supplemental Data
Net assets, end of period (in millions)	$ 62	$ 53	$ 46	$ 67	$ 63	$ 61	$ 39
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the period ended October 31. G One month ended November 30.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $111 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 144	$ 1
Class T	.25%	.25%	4,018	42
Class B	.75%	.25%	613	460
Class C	.75%	.25%	324	50
			$ 5,099	$ 553

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 78	$ 26
Class T	166	42
Class B*	153	153
Class C*	4	4
	$ 401	$ 225

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 122	.21*
Class T	1,819	.23*
Class B	173	.28*
Class C	91	.28*
Institutional Class	59	.20*
	$ 2,264

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,988 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Certain security trades were directed to brokers who paid $186 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $8. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 1,368	$ 2,393
Class T	18,118	50,209
Class B	1,040	2,519
Class C	543	1,335
Institutional Class	778	1,805
Total	$ 21,847	$ 58,261
From net realized gain
Class A	$ -	$ 1,879
Class T	-	55,486
Class B	-	3,089
Class C	-	1,510
Institutional Class	-	1,298
Total	$ -	$ 63,262
	$ 21,847	$ 121,523

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9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31,	Year ended November 30,	Six months ended May 31,	Year ended November 30,
	2002	2001	2002	2001

Class A Shares sold	1,654	3,713	$ 25,377	$ 57,338
Reinvestment of distributions	87	266	1,334	4,147
Shares redeemed	(840)	(1,139)	(12,818)	(17,559)
Net increase (decrease)	901	2,840	$ 13,893	$ 43,926
Class T Shares sold	9,866	19,675	$ 151,118	$ 309,125
Reinvestment of distributions	1,104	6,309	17,099	99,987
Shares redeemed	(18,247)	(39,153)	(279,914)	(616,604)
Net increase (decrease)	(7,277)	(13,169)	$ (111,697)	$ (207,492)
Class B Shares sold	941	2,373	$ 14,319	$ 36,921
Reinvestment of distributions	60	320	922	5,045
Shares redeemed	(805)	(1,533)	(12,193)	(23,681)
Net increase (decrease)	196	1,160	$ 3,048	$ 18,285
Class C Shares sold	1,018	1,668	$ 15,519	$ 26,118
Reinvestment of distributions	30	151	456	2,372
Shares redeemed	(570)	(1,152)	(8,633)	(17,792)
Net increase (decrease)	478	667	$ 7,342	$ 10,698
Institutional Class Shares sold	1,095	2,320	$ 16,913	$ 37,650
Reinvestment of distributions	49	185	768	2,934
Shares redeemed	(350)	(1,909)	(5,367)	(29,790)
Net increase (decrease)	794	596	$ 12,314	$ 10,794

Semiannual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of May 31, 2002, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended November 30, 2001, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of May 31, 2002, and the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year November 30, 2001, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 2, 2002

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Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,190,607,902.44	93.630
Against	20,811,955.51	1.636
Abstain	60,192,874.81	4.734
TOTAL	1,271,612,732.76	100.000
PROPOSAL 5
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,188,379,951.00	93.455
Against	21,233,971.01	1.669
Abstain	61,998,810.75	4.876
TOTAL	1,271,612,732.76	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,177,731,435.16	92.617
Against	30,851,082.19	2.426
Abstain	63,030,215.41	4.957
TOTAL	1,271,612,732.76	100.000
PROPOSAL 8
To eliminate a fundamental investment policy of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	890,863,396.73	89.616
Against	34,941,229.18	3.514
Abstain	68,289,937.75	6.870
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	895,815,196.02	90.114
Against	36,150,129.10	3.636
Abstain	62,129,238.54	6.250
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	893,447,099.89	89.875
Against	30,797,384.98	3.098
Abstain	69,850,078.79	7.027
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10

*Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AIG-SANN-0702 157519
1.703549.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(Fidelity Investment logo)(registered trademark)
Fidelity® Advisor

Balanced Fund -

Institutional Class

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The managers' review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Independent Auditors' Report	<Click Here>
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Balanced Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Balanced - Inst CL	-2.75%	-5.51%	22.53%	98.56%
Fidelity Balanced 60/40 Composite	-2.45%	-5.25%	41.33%	170.39%
S&P 500 ®	-5.68%	-13.85%	34.65%	213.06%
LB Aggregate Bond	2.25%	8.10%	44.52%	104.18%
Balanced Funds Average	-2.06%	-5.86%	32.18%	140.35%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers Aggregate Bond Index. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 521 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - Inst CL	-5.51%	4.15%	7.10%
Fidelity Balanced 60/40 Composite	-5.25%	7.16%	10.46%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Semiannual Report

Fidelity Advisor Balanced Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Balanced Fund - Institutional Class on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $19,856 - a 98.56% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $31,306 - a 213.06% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $20,418 - a 104.18% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $27,039 - a 170.39% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Semiannual Report

Fund Talk: The Managers' Overview

Market Recap

When the six-month period ending May 31, 2002, began, equity investors had good reasons to be optimistic. Growth in gross domestic product was strong, interest rates were at 40-year lows and consumer spending was solid. But poor corporate earnings growth continued to plague the equity investing landscape, and investors - already in a foul mood given a series of corporate accounting irregularities - sold off stocks in droves. Against this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%. Investment-grade bonds, on the other hand, surged forward when optimism about the economic recovery and fears of interest rate hikes diminished. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - gained 2.25% during the past six months. Within the Aggregate index, mortgage securities fared best, returning 3.26% according to the Lehman Brothers Mortgage-Backed Securities Index. Agency and corporate bonds also fared well, as the Lehman Brothers U.S. Agency and Credit Bond indexes gained 1.97% and 1.76%, respectively. The Lehman Brothers Treasury Index returned 1.18% during the past six months.

(Portfolio Manager photograph)
An interview with Louis Salemy (right), who became Lead Portfolio Manager of Fidelity Advisor Balanced Fund on February 6, 2002, and Ford O'Neil (left), manager for fixed-income investments

Q. How did the fund perform, Louis?

L.S. For the six months ending May 31, 2002, the fund's Institutional Class shares fell 2.75%, while the Fidelity Balanced 60/40 Composite Index and the Lipper Inc. balanced funds average declined 2.45% and 2.06%, respectively. For the 12 months ending May 31, 2002, the fund's Institutional Class shares lost 5.51%, while the Composite index and Lipper average dropped 5.25% and 5.86%, respectively.

Q. What affected the fund's performance?

L.S. While maintaining a conservative-type offense proved an appropriate strategy in an uncertain market environment, disappointing security selection slightly hampered relative performance. The fund benefited from its slight bias toward stronger-performing fixed-income securities - that is, bonds and cash - at the expense of equities, which trailed most other asset classes during the period. However, we lost ground by having exposure to a handful of stocks and high-yield bonds of companies, including Tyco International and Adelphia Communications, respectively, that were rocked by accounting scandals and credit-quality downgrades. On a sector level, the fund's fairly aggressive positioning in financial stocks hurt results. Here, we emphasized brokerage firms, such as Merrill Lynch and Morgan Stanley Dean Witter, and other transaction-oriented companies that stood to benefit from a potential economic rebound. Unfortunately, we were early, and persistently weak capital markets activity plagued these stocks. Fund performance also suffered from underweighting banks - based on credit-quality concerns and potential yield-curve flattening - which continued to benefit from last year's sharply declining interest rates. Finally, in the biotechnology industry, our holding in Amgen overwhelmed what we gained from underweighting a group that stumbled on numerous disappointments with high-profile drugs.

Semiannual Report

Fund Talk: The Managers' Overview - continued

Q. What else influenced performance?

L.S. Having a much smaller exposure to the downturn in technology stocks provided a relative boost versus the index. The fund also was helped by my continuing to reduce its tech weighting after taking over the portfolio in February, based on my cautious growth outlook for the sector. I felt that the earnings expectations and valuations of tech firms were still too high given further deterioration in capital spending and the absence of any major breakthrough technologies. The fund benefited from underweighting companies such as IBM, Cisco and Intel, which were hurt as the market rotated away from large-cap growth stocks. I eliminated Intel during the period. However, the stocks that I owned because I felt they could benefit from a PC upgrade cycle, such as Microsoft, generally dampened performance. Having a defensive, stable-growth component paid off for the fund. While it was tough to find many quality companies that were attractively priced and had good earnings growth, we were successful in consumer staples with Philip Morris and Gillette. The fund benefited from my decision to place greater emphasis on these names, as well as on defensive financials such as Fannie Mae, which served as a hedge against my more "offensive" cyclical positioning in the brokerage houses. Finally, raising the fund's cash position during the spring helped shelter us somewhat from weakening equity markets.

Q. Turning to you, Ford, what drove the investment-grade portion of the fund?

F.O. Despite generally volatile interest rate and stock market conditions, investment-grade bonds fared well, as the Federal Reserve Board aggressively reduced short-term interest rates in 2001 in an effort to revive the economy. Against this backdrop, favorable sector allocation proved critical to the subportfolio's success. The fund benefited from my emphasis on higher-yielding corporate bonds and mortgage securities, which outperformed Treasuries during the period. Strong security selection in these groups further bolstered performance. We primarily benefited from reducing our weighting in corporates, given heightened downside risk, and adding more exposure to high-quality mortgage securities, which performed very well as mortgage rates rose and prepayment activity slowed. Within corporates, good credit analysis and diversification were key, as we successfully avoided several prominent issuers that experienced severe financial stress.

Semiannual Report

Q. What's your outlook, Louis?

L.S. I remain cautious, as I feel the earnings recovery that many investors are expecting in the second half of 2002 is unlikely to transpire. That said, I'll continue to toe the line between offense and defense, looking for companies on both sides with strong earnings growth and attractive relative valuations.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: both income and growth of capital

Start date: January 6, 1987

Size: as of May 31, 2002, more than $1.8 billion

Manager: Louis Salemy, since February 2002, and Ford O'Neil, since 2001; Louis Salemy joined Fidelity in 1992; Ford O'Neil joined Fidelity in 1990

3

Louis Salemy on his investment approach:

"I try to add value through bottom-up stock selection, focusing on specific companies with improving fundamentals and positive catalysts, such as new products, acquisitions or restructurings. I do my homework to find solid companies whose prospects aren't fully appreciated by the market. I visit the companies I'm interested in, run earnings models on them and look closely at their balance sheets before I invest. I tend to run a more concentrated portfolio, holding larger positions in a smaller number of names I consider my best investment ideas.

"In general, I look for companies that generate excess cash flow and are not reliant on capital markets to fund their growth. That means I favor companies that are self-funding - that don't have to borrow money externally to help them grow. I'm also drawn to companies I believe can achieve sales growth in all types of economic environments, a factor that should lead to rising price-to-earnings multiples over time. Finally, I like firms that generate predictable earnings, and I try to avoid those that are less predictable, such as traditional cyclical stocks.

"My investment horizon is approximately one-to-three years. While I consider my horizon fairly long term, I am certainly aware that even if a company's prospects are strong its prospects can change daily or weekly."

Semiannual Report

Investment Changes

Top Five Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	2.9	2.7
Morgan Stanley Dean Witter & Co.	2.5	0.7
Gillette Co.	2.5	1.1
Freddie Mac	2.5	0.4
Fannie Mae	2.3	0.6
	12.7
Top Five Bond Issuers as of May 31, 2002
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	10.9	11.2
U.S. Treasury Obligations	3.4	2.8
Government National Mortgage Association	2.6	2.4
Freddie Mac	0.7	0.6
Ford Motor Credit Co.	0.4	0.3
	18.0
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	16.4	14.5
Consumer Discretionary	12.7	11.5
Consumer Staples	9.0	5.7
Industrials	5.6	7.3
Telecommunication Services	5.0	5.0
Asset Allocation (% of fund's net assets)
As of May 31, 2002*		As of November 30, 2001**
	Stocks and Equity Futures 51.6%		Stocks and Equity Futures 59.4%
	Bonds 37.6%		Bonds 35.9%
	Convertible Securities 0.4%		Convertible Securities 0.5%
	Short-Term Investments and Net Other Assets 10.4%		Short-Term Investments and Net Other Assets 4.2%
* Foreign investments	3.9%	** Foreign investments	4.2%

Semiannual Report

Investments May 31, 2002

Showing Percentage of Net Assets

Common Stocks - 45.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 9.5%
Auto Components - 0.0%
Exide Technologies warrants 3/18/06 (a)	655	$ 0
Media - 4.1%
Adelphia Communications Corp. Class A	179,200	125
AOL Time Warner, Inc. (a)	51	1
Comcast Corp. Class A (special) (a)	284,300	8,006
E.W. Scripps Co. Class A	65,600	5,031
EchoStar Communications Corp. Class A (a)	665,700	16,769
Omnicom Group, Inc.	363,450	31,391
Walt Disney Co.	639,500	14,651
		75,974
Multiline Retail - 2.9%
Kohls Corp. (a)	297,600	22,320
Wal-Mart Stores, Inc.	600,100	32,465
		54,785
Specialty Retail - 2.2%
Hollywood Entertainment Corp. (a)	471,900	9,136
Home Depot, Inc.	754,200	31,443
Stage Stores, Inc. (a)	770	27
		40,606
Textiles, Apparel & Lux. Goods - 0.3%
Liz Claiborne, Inc.	218,100	6,680
TOTAL CONSUMER DISCRETIONARY		178,045
CONSUMER STAPLES - 8.2%
Beverages - 0.9%
The Coca-Cola Co.	298,500	16,585
Food & Drug Retailing - 0.8%
Walgreen Co.	375,200	14,355
Food Products - 0.6%
McCormick & Co., Inc. (non-vtg.)	331,000	8,692
Unilever PLC sponsored ADR	64,800	2,404
		11,096
Household Products - 1.3%
Colgate-Palmolive Co.	205,700	11,149
Kimberly-Clark Corp.	201,000	13,049
		24,198
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 2.5%
Gillette Co.	1,309,300	$ 46,572
Tobacco - 2.1%
Philip Morris Companies, Inc.	695,720	39,830
TOTAL CONSUMER STAPLES		152,636
ENERGY - 1.8%
Oil & Gas - 1.8%
Exxon Mobil Corp.	822,468	32,841
FINANCIALS - 10.9%
Banks - 1.3%
Bank One Corp.	161,700	6,570
Wells Fargo & Co.	325,500	17,056
		23,626
Diversified Financials - 8.6%
Fannie Mae	533,600	42,693
Freddie Mac	701,800	46,003
Merrill Lynch & Co., Inc.	586,100	23,860
Morgan Stanley Dean Witter & Co.	1,033,700	46,992
		159,548
Insurance - 1.0%
American International Group, Inc.	293,025	19,624
TOTAL FINANCIALS		202,798
HEALTH CARE - 3.8%
Biotechnology - 1.4%
Amgen, Inc. (a)	541,700	25,801
Pharmaceuticals - 2.4%
Allergan, Inc.	105,500	6,657
Bristol-Myers Squibb Co.	93,180	2,900
Johnson & Johnson	120,700	7,405
Pfizer, Inc.	822,650	28,464
		45,426
TOTAL HEALTH CARE		71,227
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 4.6%
Aerospace & Defense - 1.0%
Lockheed Martin Corp.	96,200	$ 5,969
Northrop Grumman Corp.	67,600	8,201
United Technologies Corp.	49,700	3,423
		17,593
Airlines - 0.2%
Southwest Airlines Co.	266,100	4,532
Building Products - 0.3%
American Standard Companies, Inc. (a)	68,900	5,202
Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	84,700	5,537
Industrial Conglomerates - 2.8%
General Electric Co.	1,068,000	33,258
Tyco International Ltd.	858,040	18,834
		52,092
TOTAL INDUSTRIALS		84,956
INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 0.4%
Cisco Systems, Inc. (a)	486,900	7,683
Computers & Peripherals - 0.3%
Dell Computer Corp. (a)	233,300	6,264
Electronic Equipment & Instruments - 0.0%
Insilco Corp. warrants 8/15/07 (a)	600	0
Software - 2.9%
Microsoft Corp. (a)	1,057,000	53,812
TOTAL INFORMATION TECHNOLOGY		67,759
MATERIALS - 0.4%
Chemicals - 0.4%
E.I. du Pont de Nemours & Co.	164,720	7,577
TELECOMMUNICATION SERVICES - 3.0%
Diversified Telecommunication Services - 2.5%
BellSouth Corp.	1,035,800	34,471
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	6,760	2
warrants 1/15/07 (CV ratio .6) (a)	1,445	1
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
McCaw International Ltd. warrants 4/16/07 (a)(f)	6,190	$ 0
SBC Communications, Inc.	349,884	11,998
		46,472
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	2,049,500	9,961
TOTAL TELECOMMUNICATION SERVICES		56,433
TOTAL COMMON STOCKS (Cost $800,033)		854,272
Nonconvertible Preferred Stocks - 0.2%

FINANCIALS - 0.1%
Insurance - 0.1%
American Annuity Group Capital Trust II $88.75	1,000	941
HEALTH CARE - 0.0%
Health Care Providers & Services - 0.0%
Fresenius Medical Care Capital Trust II $78.75	731	732
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.0%
Broadwing Communications, Inc. Series B, $125.00 pay-in-kind	2,375	713
Wireless Telecommunication Services - 0.1%
Dobson Communications Corp. $122.50 pay-in-kind	1	1
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	778	358
Series E, $111.25 pay-in-kind	2,301	840
		1,199
TOTAL TELECOMMUNICATION SERVICES		1,912
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $6,645)		3,585
Corporate Bonds - 16.9%
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - 0.4%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
EchoStar Communications Corp. 4.875% 1/1/07	Caa1	$ 820	$ 709
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Renal Treatment Centers, Inc. 5.625% 7/15/06	B2	170	176
Tenet Healthcare Corp. (Vencor, Inc.) 6% 12/1/05	Ba1	470	456
Total Renal Care Holdings 7% 5/15/09	B2	1,660	1,613
			2,245
INFORMATION TECHNOLOGY - 0.2%
Electronic Equipment & Instruments - 0.2%
Celestica, Inc. liquid yield option note 0% 8/1/20	Ba2	2,255	971
Sanmina-SCI Corp. 0% 9/12/20	Ba2	2,520	945
Solectron Corp.:
liquid yield option note 0% 5/8/20	Ba3	630	366
0% 11/20/20	Ba3	800	378
			2,660
Semiconductor Equipment & Products - 0.0%
Transwitch Corp. 4.5% 9/12/05	B3	9	6
TOTAL INFORMATION TECHNOLOGY			2,666
TELECOMMUNICATION SERVICES - 0.1%
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc.:
5.25% 1/15/10	B3	2,788	1,474
6% 6/1/11 (f)	B3	365	207
6% 6/1/11	B3	472	267
			1,948
TOTAL CONVERTIBLE BONDS			7,568
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - 16.5%
CONSUMER DISCRETIONARY - 3.2%
Auto Components - 0.2%
Arvin Industries, Inc. 6.75% 3/15/08	Baa3	$ 190	$ 181
DaimlerChrysler North America Holding Corp. 7.2% 9/1/09	A3	750	776
Dana Corp. 10.125% 3/15/10 (f)	Ba3	600	630
Dura Operating Corp. 8.625% 4/15/12 (f)	B1	465	482
Lear Corp. 7.96% 5/15/05	Ba1	555	574
Stoneridge, Inc. 11.5% 5/1/12 (f)	B2	140	149
			2,792
Hotels, Restaurants & Leisure - 0.9%
AFC Enterprises, Inc. 10.25% 5/15/07	Ba3	200	211
Argosy Gaming Co. 9% 9/1/11	B2	500	525
Coast Hotels & Casinos, Inc. 9.5% 4/1/09 (f)	B2	250	265
Domino's, Inc. 10.375% 1/15/09	B3	540	583
Florida Panthers Holdings, Inc. 9.875% 4/15/09	B2	1,205	1,241
HMH Properties, Inc.:
7.875% 8/1/05	Ba3	355	350
7.875% 8/1/08	Ba3	365	356
Horseshoe Gaming LLC 8.625% 5/15/09	B2	2,044	2,126
International Game Technology 8.375% 5/15/09	Ba1	400	422
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	730	745
MGM Mirage, Inc. 8.5% 9/15/10	Ba1	385	412
Penn National Gaming, Inc. 8.875% 3/15/10	B3	720	715
Premier Parks, Inc.:
0% 4/1/08 (d)	B3	1,020	987
9.75% 6/15/07	B3	95	99
Six Flags, Inc.:
8.875% 2/1/10 (f)	B3	400	404
9.5% 2/1/09	B3	630	653
Station Casinos, Inc. 8.375% 2/15/08	B1	1,815	1,869
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	B2	440	453
8.875% 8/15/11 (f)	B2	430	443
yankee 8.625% 12/15/07	B2	465	479
Tricon Global Restaurants, Inc. 8.875% 4/15/11	Ba1	1,455	1,557
Trump Atlantic City Associates/Trump Atlantic City Funding, Inc. 11.25% 5/1/06	Caa3	185	142
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)(g)	Caa1	$ 575	$ 597
Wheeling Island Gaming, Inc. 10.125% 12/15/09 (f)	B3	330	346
			15,980
Household Durables - 0.2%
Beazer Homes USA, Inc.:
8.625% 5/15/11	Ba2	680	706
8.875% 4/1/08	Ba2	90	93
Champion Enterprises, Inc. 11.25% 4/15/07 (f)	B2	175	170
D.R. Horton, Inc. 7.875% 8/15/11	Ba1	750	744
Pulte Homes, Inc. 7.875% 8/1/11	Baa3	840	884
Ryland Group, Inc. 9.125% 6/15/11	Ba3	380	405
Sealy Mattress Co. 9.875% 12/15/07	B3	775	800
Standard Pacific Corp. 9.25% 4/15/12	Ba3	240	248
WCI Communities, Inc. 10.625% 2/15/11	B1	295	316
			4,366
Leisure Equipment & Products - 0.0%
Hockey Co. 11.25% 4/15/09 (f)	B2	565	573
Media - 1.9%
Adelphia Communications Corp.:
8.125% 7/15/03	Caa1	230	173
10.25% 11/1/06	Caa1	50	37
10.25% 6/15/11	Caa1	620	459
AMC Entertainment, Inc.:
9.5% 2/1/11	Caa3	305	308
9.875% 2/1/12 (f)	Caa3	420	429
American Media Operations, Inc.:
10.25% 5/1/09	B2	310	329
10.25% 5/1/09 (f)	B2	460	488
AOL Time Warner, Inc.:
6.875% 5/1/12	Baa1	875	857
7.7% 5/1/32	Baa1	655	638
British Sky Broadcasting Group PLC yankee 8.2% 7/15/09	Ba1	1,500	1,533
CanWest Media, Inc. 10.625% 5/15/11	B2	890	957
Century Communications Corp. 0% 1/15/08 (j)	Caa1	50	20
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
0% 5/15/11 (d)	B2	$ 800	$ 432
8.625% 4/1/09	B2	915	782
10% 4/1/09	B2	380	344
10% 5/15/11	B2	590	525
10% 5/15/11 (f)	B2	310	276
10.25% 1/15/10	B2	700	634
10.75% 10/1/09	B2	265	246
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	465	467
Continental Cablevision, Inc. 8.3% 5/15/06	Baa2	1,040	1,087
Corus Entertainment, Inc. 8.75% 3/1/12 (f)	B1	1,275	1,316
CSC Holdings, Inc.:
7.625% 4/1/11	Ba2	4,028	3,726
7.625% 7/15/18	Ba2	195	171
7.875% 2/15/18	Ba2	75	67
EchoStar DBS Corp.:
9.125% 1/15/09 (f)	B1	710	722
9.375% 2/1/09	B1	1,815	1,842
Entravision Communications Corp. 8.125% 3/15/09 (f)	B3	840	851
Fox/Liberty Networks LLC/FLN Finance, Inc. 0% 8/15/07 (d)	Ba1	100	102
International Cabletel, Inc. 11.5% 2/1/06 (j)	Ca	1,660	581
Lamar Media Corp.:
8.625% 9/15/07	Ba3	40	41
9.25% 8/15/07	B1	770	805
News America Holdings, Inc.:
7.375% 10/17/08	Baa3	3,350	3,480
7.75% 12/1/45	Baa3	1,000	933
Nextmedia Operating, Inc. 10.75% 7/1/11	B3	620	657
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06 (j)	Caa1	610	525
Pegasus Communications Corp.:
9.625% 10/15/05	B3	390	195
9.75% 12/1/06	B3	165	83
Penton Media, Inc. 11.875% 10/1/07 (f)	B3	1,080	961
Quebecor Media, Inc. 11.125% 7/15/11	B2	5	5
Radio One, Inc. 8.875% 7/1/11	B3	2,375	2,482
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Regal Cinemas Corp. 9.375% 2/1/12 (f)	B3	$ 795	$ 827
Satelites Mexicanos SA de CV 6.34% 6/30/04 (f)(i)	B1	204	184
Telewest PLC yankee:
9.625% 10/1/06	Caa3	917	413
11% 10/1/07	Caa3	611	281
Time Warner Entertainment Co. LP 8.375% 7/15/33	Baa1	1,000	1,042
Yell Finance BV:
0% 8/1/11 (d)	B2	1,430	980
10.75% 8/1/11	B2	1,110	1,204
			35,497
TOTAL CONSUMER DISCRETIONARY			59,208
CONSUMER STAPLES - 0.8%
Beverages - 0.0%
Constellation Brands, Inc. 8.125% 1/15/12	Ba3	130	134
Food & Drug Retailing - 0.3%
Fred Meyer, Inc. 7.375% 3/1/05	Baa3	2,200	2,347
Great Atlantic & Pacific Tea, Inc. 7.75% 4/15/07	B2	280	270
Kroger Co. 8.05% 2/1/10	Baa3	1,585	1,771
Pathmark Stores, Inc. 8.75% 2/1/12	B2	200	209
Rite Aid Corp.:
6% 10/1/03 (f)	Caa3	100	94
6.125% 12/15/08 (f)	Caa3	405	243
6.875% 8/15/13	Caa3	265	159
			5,093
Food Products - 0.1%
Chiquita Brands International, Inc. 10.56% 3/15/09	-	365	388
Dean Foods Co.:
6.625% 5/15/09	B1	70	65
6.9% 10/15/17	B1	150	129
8.15% 8/1/07	B1	490	502
Del Monte Corp. 9.25% 5/15/11	B3	860	903
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food Products - continued
Dole Food Co., Inc. 7.25% 5/1/09 (f)	Ba1	$ 570	$ 567
Michael Foods, Inc. 11.75% 4/1/11	B2	40	44
			2,598
Household Products - 0.0%
Fort James Corp. 6.875% 9/15/07	Ba1	100	96
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	110	113
10% 11/1/08	Ba3	510	589
			798
Personal Products - 0.1%
Revlon Consumer Products Corp.:
8.125% 2/1/06	Caa3	170	119
9% 11/1/06	Caa3	470	329
12% 12/1/05 (f)	Caa1	690	695
			1,143
Tobacco - 0.3%
Philip Morris Companies, Inc. 6.95% 6/1/06	A2	5,000	5,295
RJ Reynolds Tobacco Holdings, Inc. 6.5% 6/1/07	Baa2	800	812
			6,107
TOTAL CONSUMER STAPLES			15,873
ENERGY - 0.9%
Energy Equipment & Services - 0.2%
DI Industries, Inc. 8.875% 7/1/07	B1	175	181
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	370	389
Key Energy Services, Inc. 8.375% 3/1/08	Ba3	190	196
Lone Star Technologies, Inc. 9% 6/1/11	B2	530	498
Petronas Capital Ltd. 7% 5/22/12 (f)	Baa1	2,600	2,628
Trico Marine Services, Inc. 8.875% 5/15/12 (f)	B2	260	262
			4,154
Oil & Gas - 0.7%
Alberta Energy Co. Ltd. 7.375% 11/1/31	Baa1	1,070	1,122
Chesapeake Energy Corp.:
8.125% 4/1/11	B1	1,040	1,041
8.5% 3/15/12	B1	520	521
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Cross Timbers Oil Co.:
8.75% 11/1/09	Ba3	$ 705	$ 741
9.25% 4/1/07	Ba3	110	115
Devon Energy Corp. 7.95% 4/15/32	Baa2	1,280	1,387
Forest Oil Corp. 8% 12/15/11	Ba3	370	373
Magnum Hunter Resources, Inc. 9.6% 3/15/12 (f)	B2	120	127
Pemex Project Funding Master Trust 7.875% 2/1/09 (f)	Baa1	1,200	1,221
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	937	971
Series D, 10.25% 3/15/06	B2	485	502
Series F, 10.25% 3/15/06	B2	210	216
Suncor Energy, Inc. 7.15% 2/1/32	A3	865	885
The Coastal Corp. 7.75% 6/15/10	Baa2	2,230	2,231
Vintage Petroleum, Inc. 8.25% 5/1/12 (f)	Ba3	805	793
			12,246
TOTAL ENERGY			16,400
FINANCIALS - 5.4%
Banks - 0.8%
BankAmerica Corp. 5.875% 2/15/09	Aa2	2,500	2,520
Barclays Bank PLC yankee 8.55% 9/29/49 (e)(f)	Aa3	1,020	1,158
First Tennessee National Corp. 6.75% 11/15/05	A3	720	763
FleetBoston Financial Corp. 7.25% 9/15/05	A1	2,215	2,393
HSBC Finance Nederland BV 7.4% 4/15/03 (f)	A1	250	259
Korea Development Bank 7.375% 9/17/04	A3	650	693
MBNA Corp.:
6.25% 1/17/07	Baa2	770	781
6.34% 6/2/03	Baa2	850	860
7.5% 3/15/12	Baa2	1,125	1,180
PNC Funding Corp. 5.75% 8/1/06	A2	1,150	1,177
Royal Bank of Scotland Group PLC:
7.648% 12/31/49 (i)	A1	1,065	1,109
8.817% 3/31/49	A1	810	877
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Banks - continued
Union Planters Corp. 6.75% 11/1/05	A3	$ 400	$ 421
Washington Mutual, Inc. 5.625% 1/15/07	A3	1,635	1,644
			15,835
Diversified Financials - 4.0%
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	Baa1	1,700	1,781
Alliance Capital Management LP 5.625% 8/15/06	A2	1,020	1,032
American Airlines pass thru trust certificate 7.8% 4/1/08 (f)	A	550	551
American Gen. Finance Corp. 5.875% 7/14/06	A1	3,600	3,680
Amvescap PLC 6.6% 5/15/05	A2	725	763
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	1,030	1,063
Burlington Resources Finance Co. 7.4% 12/1/31 (f)	Baa1	880	921
Capital One Financial Corp. 7.125% 8/1/08	Baa3	2,550	2,406
CIT Group, Inc.:
5.5% 2/15/04	A2	620	599
7.125% 10/15/04	A2	750	738
7.75% 4/2/12	A2	795	814
Citigroup, Inc. 7.25% 10/1/10	Aa2	900	977
ComEd Financing II 8.5% 1/15/27	Baa3	860	840
Continental Airlines, Inc. pass thru trust certificate:
6.795% 8/2/18	Baa3	287	269
6.9% 1/2/17	Baa3	105	98
Countrywide Home Loans, Inc.:
5.5% 8/1/06	A3	1,300	1,314
6.85% 6/15/04	A3	1,760	1,852
Credit Suisse First Boston (USA), Inc.:
5.875% 8/1/06	Aa3	1,300	1,336
6.5% 1/15/12	Aa3	615	622
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A3	575	576
Delta Air Lines, Inc. pass thru trust certificate:
7.57% 11/18/10	A3	380	401
7.92% 5/18/12	Baa1	800	821
10.06% 1/2/16	Ba1	130	126
Devon Financing Corp. ULC 6.875% 9/30/11	Baa2	1,115	1,156
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Entercom Radio LLC/Entercom Capital, Inc. 7.625% 3/1/14	Ba3	$ 310	$ 308
First Union Capital II 7.95% 11/15/29	A2	2,340	2,500
Ford Motor Credit Co.:
6.5% 1/25/07	A3	1,330	1,349
6.875% 2/1/06	A3	1,300	1,341
7.375% 10/28/09	A3	2,240	2,316
7.875% 6/15/10	A3	1,500	1,589
General Electric Capital Corp. 6% 6/15/12	Aaa	1,780	1,767
General Motors Acceptance Corp.:
6.38% 1/30/04	A2	1,920	1,984
6.75% 1/15/06	A2	680	710
7.5% 7/15/05	A2	1,000	1,070
7.75% 1/19/10	A2	1,800	1,939
Goldman Sachs Group, Inc. 6.6% 1/15/12	A1	1,845	1,879
Household Finance Corp.:
6.375% 10/15/11	A2	500	486
6.5% 1/24/06	A2	655	674
8% 5/9/05	A2	255	274
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	A2	1,950	2,291
J.P. Morgan Chase & Co.:
5.35% 3/1/07	Aa3	2,000	2,014
6.75% 2/1/11	A1	1,345	1,392
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12 (f)	B2	440	446
MeriStar Hospitality Operating Partnership LP/MeriStar Hospitality Finance Corp. II:
9.125% 1/15/11 (f)	B1	320	324
10.5% 6/15/09 (f)	B1	340	360
Merrill Lynch & Co., Inc. 6.15% 1/26/06	Aa3	1,680	1,741
Morgan Stanley Dean Witter & Co. 6.6% 4/1/12	Aa3	900	917
Newcourt Credit Group, Inc. 6.875% 2/16/05	A2	1,175	1,142
NiSource Finance Corp.:
7.625% 11/15/05	Baa3	2,000	1,976
7.875% 11/15/10	Baa3	2,555	2,581
Northwest Airlines pass thru trust certificate:
6.81% 2/1/20	A3	165	158
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Northwest Airlines pass thru trust certificate: - continued
7.248% 7/2/14	Ba2	$ 229	$ 202
7.575% 3/1/19	A3	130	133
7.691% 4/1/17	Baa2	30	30
8.304% 9/1/10	Ba2	163	156
Popular North America, Inc. 6.125% 10/15/06	A3	1,535	1,537
PTC International Finance BV 0% 7/1/07 (d)	B1	295	295
PTC International Finance II SA 11.25% 12/1/09	B1	850	893
SESI LLC 8.875% 5/15/11	B1	40	40
Sprint Capital Corp.:
6.875% 11/15/28	Baa2	3,150	2,472
8.75% 3/15/32 (f)	Baa2	750	713
TCI Communications Financing III 9.65% 3/31/27	Baa3	1,600	1,727
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	895	919
TXU Eastern Funding 6.75% 5/15/09	Baa1	2,220	2,201
UBS Preferred Funding Trust 1 8.622% 12/29/49	A1	2,100	2,376
			73,958
Insurance - 0.1%
Principal Life Global Funding I 6.25% 2/15/12 (f)	Aa2	890	885
St. Paul Companies, Inc. 5.75% 3/15/07	A2	445	442
			1,327
Real Estate - 0.5%
BRE Properties, Inc. 5.95% 3/15/07	Baa2	1,500	1,505
Cabot Industrial Property LP 7.125% 5/1/04	Baa2	115	119
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,190	1,229
Crescent Real Estate Equities LP/Crescent Finance Co. 9.25% 4/15/09 (f)	Ba3	640	662
Duke Realty LP 7.3% 6/30/03	Baa1	1,000	1,037
EOP Operating LP 6.625% 2/15/05	Baa1	1,250	1,297
ERP Operating LP 7.1% 6/23/04	Baa1	1,500	1,572
LNR Property Corp. 9.375% 3/15/08	Ba3	640	656
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCIALS - continued
Real Estate - continued
ProLogis Trust 6.7% 4/15/04	Baa1	$ 510	$ 527
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	770	801
			9,405
TOTAL FINANCIALS			100,525
HEALTH CARE - 0.5%
Health Care Equipment & Supplies - 0.1%
ALARIS Medical Systems, Inc.:
9.75% 12/1/06	Caa1	515	514
11.625% 12/1/06	B2	385	435
Boston Scientific Corp. 6.625% 3/15/05	Baa2	180	182
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (f)(g)	B2	90	91
			1,222
Health Care Providers & Services - 0.3%
Alderwoods Group, Inc. 11% 1/2/07	-	680	687
AmerisourceBergen Corp. 8.125% 9/1/08	Ba3	130	136
Columbia/HCA Healthcare Corp. 7.15% 3/30/04	Ba1	235	244
Coventry Health Care, Inc. 8.125% 2/15/12	Ba3	370	386
HealthSouth Corp.:
7.625% 6/1/12 (f)	Ba1	150	149
8.375% 10/1/11	Ba1	480	501
8.5% 2/1/08	Ba1	210	221
10.75% 10/1/08	Ba2	225	250
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (j)	-	920	0
Medpartners, Inc. 7.375% 10/1/06	Ba2	325	330
PacifiCare Health Systems, Inc. 10.75% 6/1/09 (f)	B3	535	548
Service Corp. International (SCI):
6.3% 3/15/03	B1	260	252
7.2% 6/1/06	B1	200	186
Stewart Enterprises, Inc. 10.75% 7/1/08	B2	365	403
Triad Hospitals Holdings, Inc. 11% 5/15/09	B2	285	320
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
Triad Hospitals, Inc. 8.75% 5/1/09	B1	$ 640	$ 680
Vanguard Health Systems, Inc. 9.75% 8/1/11	B3	390	410
			5,703
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10 (f)	Caa1	485	466
Biovail Corp. 7.875% 4/1/10	B2	1,270	1,264
			1,730
TOTAL HEALTH CARE			8,655
INDUSTRIALS - 1.0%
Aerospace & Defense - 0.3%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	1,525	1,617
Raytheon Co. 8.2% 3/1/06	Baa3	3,000	3,274
			4,891
Airlines - 0.1%
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Ba1	583	548
8.3% 12/15/29	Ba3	785	652
8.54% 1/2/07	Ba1	86	83
			1,283
Commercial Services & Supplies - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	795	789
7.625% 1/1/06	Ba3	990	965
7.875% 1/1/09	Ba3	455	444
8.5% 12/1/08	Ba3	250	250
8.875% 4/1/08	Ba3	70	71
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,810	1,805
AP Holdings, Inc. 0% 3/15/08 (d)	C	130	9
Iron Mountain, Inc.:
8.25% 7/1/11	B2	90	91
8.625% 4/1/13	B2	345	352
8.75% 9/30/09	B2	100	102
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	B2	460	485
Mail-Well I Corp. 9.625% 3/15/12 (f)	B1	495	500
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Pierce Leahy Command Co. yankee 8.125% 5/15/08	B2	$ 140	$ 141
Pierce Leahy Corp. 9.125% 7/15/07	B2	185	192
World Color Press, Inc.:
7.75% 2/15/09	Baa2	570	569
8.375% 11/15/08	Baa2	40	41
			6,806
Construction & Engineering - 0.0%
Blount, Inc. 7% 6/15/05	Caa1	510	454
Machinery - 0.0%
AGCO Corp. 9.5% 5/1/08	Ba3	110	118
Joy Global, Inc. 8.75% 3/15/12 (f)	B2	175	178
Tyco International Group SA yankee 6.375% 10/15/11	Baa2	730	631
			927
Marine - 0.1%
Teekay Shipping Corp. 8.875% 7/15/11	Ba2	1,645	1,723
Transport Maritima Mexicana SA de CV yankee:
9.5% 5/15/03	B2	270	240
10.25% 11/15/06	B2	570	433
			2,396
Road & Rail - 0.1%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	30	32
TFM SA de CV:
0% 6/15/09 (d)	B1	500	465
10.25% 6/15/07	B1	1,210	1,156
			1,653
TOTAL INDUSTRIALS			18,410
INFORMATION TECHNOLOGY - 0.4%
Communications Equipment - 0.1%
Motorola, Inc. 8% 11/1/11	A3	1,340	1,339
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (f)	Ba2	390	395
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.0%
Flextronics International Ltd. 9.875% 7/1/10	Ba2	$ 470	$ 508
Solectron Corp. 9.625% 2/15/09	Ba3	310	312
			820
Internet Software & Services - 0.2%
Qwest Corp.:
8.875% 3/15/12 (f)	Baa3	2,880	2,866
8.875% 3/15/12 (f)	Baa3	1,190	1,184
			4,050
Office Electronics - 0.0%
Xerox Corp. 9.75% 1/15/09 (f)	B1	385	356
Semiconductor Equipment & Products - 0.1%
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	190	203
10.5% 2/1/09	B2	120	132
Micron Technology, Inc. 6.5% 9/30/05 (k)	Ba2	1,000	920
			1,255
TOTAL INFORMATION TECHNOLOGY			8,215
MATERIALS - 0.8%
Chemicals - 0.2%
Compass Minerals Group, Inc. 10% 8/15/11 (f)	B3	550	583
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)	B3	225	236
Huntsman International LLC 9.875% 3/1/09 (f)	B3	500	515
Lyondell Chemical Co.:
9.5% 12/15/08	Ba3	250	241
9.625% 5/1/07	Ba3	285	278
9.875% 5/1/07	Ba3	180	176
OM Group, Inc. 9.25% 12/15/11	B3	860	894
			2,923
Containers & Packaging - 0.3%
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (f)	B2	1,135	1,180
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	310	296
7.35% 5/15/08	B3	130	120
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MATERIALS - continued
Containers & Packaging - continued
Owens-Illinois, Inc.: - continued
7.5% 5/15/10	B3	$ 110	$ 100
7.8% 5/15/18	B3	50	43
7.85% 5/15/04	B3	530	519
8.1% 5/15/07	B3	250	240
Packaging Corp. of America 9.625% 4/1/09	Ba2	1,280	1,395
Riverwood International Corp. 10.625% 8/1/07	B3	490	515
Sealed Air Corp.:
6.95% 5/15/09 (f)	Baa3	530	504
8.75% 7/1/08 (f)	Baa3	200	206
			5,118
Metals & Mining - 0.2%
AK Steel Corp.:
7.875% 2/15/09	B1	270	273
9.125% 12/15/06	B1	320	333
Freeport-McMoRan Copper & Gold, Inc.:
7.2% 11/15/26	B3	1,080	1,048
7.5% 11/15/06	B3	150	135
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	420	454
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	774	820
Phelps Dodge Corp. 8.75% 6/1/11	Baa3	815	811
			3,874
Paper & Forest Products - 0.1%
Georgia-Pacific Group:
7.5% 5/15/06	Ba1	40	39
8.125% 5/15/11	Ba1	140	137
8.875% 5/15/31	Ba1	410	392
Norske Skog Canada Ltd. 8.625% 6/15/11	Ba2	70	71
Stone Container Corp. 9.75% 2/1/11	B2	420	447
Weyerhaeuser Co. 6.75% 3/15/12 (f)	Baa2	1,250	1,285
			2,371
TOTAL MATERIALS			14,286
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.1%
AT&T Corp.:
6.5% 3/15/29	Baa2	4,270	3,092
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
AT&T Corp.: - continued
8% 11/15/31 (f)	Baa2	$ 670	$ 566
British Telecommunications PLC:
8.375% 12/15/10	Baa1	800	884
8.875% 12/15/30	Baa1	1,500	1,719
Cincinnati Bell Telephone Co. 6.3% 12/1/28	Ba1	180	113
Citizens Communications Co. 8.5% 5/15/06	Baa2	1,265	1,310
Diamond Cable Communications PLC yankee:
10.75% 2/15/07 (j)	Ca	800	248
11.75% 12/15/05 (j)	Ca	285	88
NTL Communications Corp. 0% 10/1/08 (d)(j)	Ca	105	29
NTL, Inc. 0% 4/1/08 (d)(j)	Ca	135	42
Rogers Cantel, Inc. yankee 9.375% 6/1/08	Baa3	345	304
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,985	2,012
Telefonos de Mexico SA de CV 8.25% 1/26/06	A3	2,900	3,067
Teleglobe Canada, Inc. yankee 7.7% 7/20/29 (j)	C	1,468	44
Telewest Communications PLC:
9.875% 2/1/10	Caa3	340	153
11.25% 11/1/08	Caa3	310	140
TELUS Corp. 7.5% 6/1/07	Baa2	3,420	3,370
Tritel PCS, Inc. 0% 5/15/09 (d)	Baa2	1,454	1,287
U.S. West Communications 7.2% 11/1/04	Baa3	360	346
Verizon New York, Inc. 7.375% 4/1/32	A1	590	593
WorldCom, Inc.:
6.4% 8/15/05	Ba2	570	331
6.5% 5/15/04	Ba2	100	74
7.375% 1/15/06 (f)	BB	80	44
7.5% 5/15/11	Ba2	480	235
8% 5/16/06	Ba2	505	283
			20,374
Wireless Telecommunication Services - 0.7%
AT&T Wireless Services, Inc. 7.875% 3/1/11	Baa2	1,500	1,445
Crown Castle International Corp.:
9.375% 8/1/11	B3	710	575
9.5% 8/1/11	B3	75	60
10.75% 8/1/11	B3	85	74
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Dobson Communications Corp. 10.875% 7/1/10	B3	$ 90	$ 81
Echostar Broadband Corp. 10.375% 10/1/07	B1	2,670	2,817
Millicom International Cellular SA 13.5% 6/1/06	Caa1	840	479
Nextel Communications, Inc.:
9.375% 11/15/09	B3	2,215	1,445
9.5% 2/1/11	B3	920	584
12% 11/1/08	B3	165	122
Orange PLC yankee 9% 6/1/09	Baa1	1,075	1,064
PanAmSat Corp.:
6.125% 1/15/05	BB	270	265
6.375% 1/15/08	BB	380	355
Rogers Wireless, Inc. 9.625% 5/1/11	Baa3	660	581
SpectraSite Holdings, Inc.:
0% 4/15/09 (d)	Caa3	580	174
0% 3/15/10 (d)	Caa3	710	185
10.75% 3/15/10	Caa3	455	214
12.5% 11/15/10	Caa3	325	159
TeleCorp PCS, Inc. 0% 4/15/09 (d)	Baa2	194	173
VoiceStream Wireless Corp. 10.375% 11/15/09	Baa2	1,445	1,532
			12,384
TOTAL TELECOMMUNICATION SERVICES			32,758
UTILITIES - 1.7%
Electric Utilities - 1.3%
AES Corp.:
7.375% 6/15/03	Ba1	260	216
8.75% 6/15/08	Ba1	100	75
8.875% 2/15/11	Ba1	350	259
9.375% 9/15/10	Ba1	810	624
9.5% 6/1/09	Ba1	870	687
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (f)	Baa2	900	940
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa3	3,500	3,375
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
CMS Energy Corp.:
7.5% 1/15/09	Ba3	$ 270	$ 252
9.875% 10/15/07	Ba3	1,040	1,061
Detroit Edison Co. 6.125% 10/1/10	A3	1,155	1,139
Edison International 6.875% 9/15/04	B3	255	236
FirstEnergy Corp. 6.45% 11/15/11	Baa2	1,285	1,220
Hydro-Quebec 6.3% 5/11/11	A1	6,000	6,269
Illinois Power Co. 7.5% 6/15/09	Baa2	1,260	1,154
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	A3	2,190	1,925
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	650	741
Pacific Gas & Electric Co.:
7.05% 3/1/24	B3	100	93
7.375% 11/1/05 (f)(j)	Caa2	320	320
PSEG Energy Holdings, Inc.:
8.5% 6/15/11	Baa3	400	392
8.625% 2/15/08	Baa3	420	424
9.125% 2/10/04	Baa3	180	182
Reliant Energy Resources Corp. 8.125% 7/15/05	Baa2	1,000	950
Sierra Pacific Power Co. 8% 6/1/08	Ba2	205	193
Southern California Edison Co. 7.625% 1/15/10	Ba3	480	446
TECO Energy, Inc. 7% 5/1/12	A3	1,315	1,353
Texas Utilities Co. 6.375% 1/1/08	Baa3	560	558
			25,084
Gas Utilities - 0.2%
Consolidated Natural Gas Co. 6.85% 4/15/11	A3	585	600
El Paso Energy Corp. 7.75% 1/15/32	Baa2	705	671
Kinder Morgan Energy Partners LP 7.125% 3/15/12	Baa1	640	671
Sempra Energy 7.95% 3/1/10	A2	810	851
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,495	1,595
			4,388
Multi-Utilities & Unreg. Pwr - 0.2%
Western Resources, Inc.:
7.875% 5/1/07 (f)	Ba1	630	639
9.75% 5/1/07 (f)	Ba2	710	696
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Multi-Utilities & Unreg. Pwr - continued
Williams Companies, Inc.:
7.125% 9/1/11	Baa2	$ 1,535	$ 1,358
7.5% 1/15/31	Baa2	245	202
			2,895
TOTAL UTILITIES			32,367
TOTAL NONCONVERTIBLE BONDS			306,697
TOTAL CORPORATE BONDS (Cost $315,525)			314,265
U.S. Government and Government Agency Obligations - 6.8%

U.S. Government Agency Obligations - 3.0%
Fannie Mae:
5.25% 6/15/06	Aaa	2,315	2,384
5.5% 5/2/06	Aa2	14,675	15,198
6.25% 2/1/11	Aa2	1,330	1,373
7.125% 6/15/10	Aaa	2,940	3,264
7.25% 1/15/10	Aaa	8,580	9,585
Farm Credit Systems Financial Assistance Corp. 9.375% 7/21/03	Aaa	5,070	5,451
Federal Agricultural Mortgage Corp. 7.01% 2/10/04	Aaa	1,720	1,826
Freddie Mac:
5.75% 3/15/09	Aaa	3,100	3,198
5.75% 1/15/12	Aaa	2,360	2,387
5.875% 3/21/11	Aa2	6,570	6,609
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	142	146
Series 1993-D, 5.23% 5/15/05	Aaa	276	284
Series 1994-A, 7.12% 4/15/06	Aaa	357	380
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	288	309
U.S. Government and Government Agency Obligations - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04	-	$ 803	$ 829
Series 1996-A1, 6.726% 9/15/10	-	3,696	3,898
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			57,121
U.S. Treasury Obligations - 3.8%
U.S. Treasury Bills, yield at date of purchase 1.67% to 1.77% 7/5/02 to 8/8/02 (h)	-	6,600	6,584
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	15,760	16,541
6.25% 5/15/30	Aaa	2,755	2,949
6.625% 2/15/27	Aaa	350	388
U.S. Treasury Notes:
3% 2/29/04	Aaa	25,000	24,996
5.75% 11/15/05	Aaa	4,740	5,022
6.5% 2/15/10	Aaa	5,070	5,591
7% 7/15/06	Aaa	7,500	8,306
TOTAL U.S. TREASURY OBLIGATIONS			70,377
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $124,588)			127,498
U.S. Government Agency - Mortgage Securities - 11.8%

Fannie Mae - 9.2%
5.5% 2/1/11 to 3/1/32	Aaa	13,162	13,180
6% 6/1/11 to 7/1/31	Aaa	25,263	25,327
6% 6/1/32 (g)	Aaa	11,425	11,329
6.5% 9/1/16 to 7/1/31	Aaa	92,380	94,392
6.5% 6/1/32 to 7/1/32 (g)	Aaa	9,190	9,304
7% 2/1/16 to 4/1/29	Aaa	1,799	1,867
7.5% 2/1/15 to 4/1/29	Aaa	13,969	14,720
8% 8/1/26 to 9/1/28	Aaa	1,195	1,281
TOTAL FANNIE MAE			171,400
U.S. Government Agency - Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
Government National Mortgage Association - 2.6%
6.5% 10/15/27 to 5/15/28	Aaa	$ 9,655	$ 9,876
7% 12/15/25 to 9/15/31	Aaa	7,840	8,131
7% 6/1/32 (g)	Aaa	10,102	10,459
7.5% 2/15/23 to 12/15/28	Aaa	15,776	16,691
8% 11/15/21 to 12/15/26	Aaa	3,334	3,586
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			48,743
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $212,134)			220,143
Asset-Backed Securities - 1.2%

American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,600	1,669
Capital One Master Trust 2.21% 4/16/07 (i)	A2	1,300	1,301
Chase Manhattan Auto Owner Trust:
5.06% 2/15/08	A2	470	480
5.07% 2/15/08	Aaa	3,200	3,252
Discover Card Master Trust I 5.75% 12/15/08	Aaa	4,000	4,159
Ford Credit Auto Owner Trust:
5.54% 12/15/05	A1	1,000	1,029
5.71% 9/15/05	A1	720	746
Honda Auto Receivables Owner Trust:
4.67% 3/18/05	Aaa	1,995	2,035
5.09% 10/18/06	Aaa	1,060	1,088
MBNA Credit Card Master Note Trust 5.75% 10/15/08	Aaa	1,000	1,043
Sears Credit Account Master Trust II:
2.13% 6/16/08 (i)	A1	1,700	1,694
6.75% 9/16/09	Aaa	2,940	3,150
TOTAL ASSET-BACKED SECURITIES (Cost $20,953)			21,646
Commercial Mortgage Securities - 1.2%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 5.1797% 8/1/24 (f)(i)	-	1,836	1,248
CS First Boston Mortgage Securities Corp.:
sequential pay Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,000	1,106
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	3,070	3,187
Commercial Mortgage Securities - continued
Ratings (unaudited) (b)		Principal Amount (000s)	Value (Note 1) (000s)
DLJ Commercial Mortgage Corp. sequential pay Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	$ 3,500	$ 3,881
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.1259% 4/29/39 (f)(i)	-	650	514
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc.:
sequential pay Series 2000-C3 Class A2, 6.957% 9/15/35	Aaa	2,500	2,680
Series 1996-C1 Class F, 7.86% 11/15/06 (f)	Ba1	500	490
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 6.97% 4/13/31 (i)	Baa3	2,600	2,529
J.P. Morgan Commercial Mortgage Finance Corp. Series 2000-C9 Class A2, 7.77% 10/15/32	Aaa	1,440	1,596
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML Class K, 7.9% 11/15/26 (f)	-	1,250	893
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (f)	Aaa	4,500	4,725
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $21,901)			22,849
Foreign Government and Government Agency Obligations - 0.5%

Chilean Republic 7.125% 1/11/12	Baa1	1,095	1,139
Malaysian Government 7.5% 7/15/11	Baa2	695	739
Ontario Province 6% 2/21/06	Aa3	1,900	1,996
Quebec Province 7.5% 9/15/29	A1	3,500	3,918
United Mexican States 9.875% 2/1/10	Baa2	2,000	2,300
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $9,795)			10,092
Money Market Funds - 16.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.85% (c) (Cost $300,700)	300,699,775	$ 300,700
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $1,812,274)		1,875,050
NET OTHER ASSETS - (0.5)%		(9,685)
NET ASSETS - 100%		$ 1,865,365
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
Equity Index Contracts
393 S&P 500 Index Contracts	June 2002	$ 104,882	$ (9,660)
The face value of futures purchased as a percentage of net assets - 5.6%
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $55,403,000 or 3.0% of net assets.

(g) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $6,584,000.
(i) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(j) Non-income producing - issuer filed for bankruptcy or is in default of interest payments.
(k) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 774
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Aaa, Aa, A	24.9%
Baa	5.7%
Ba	2.4%
B	3.8%
Caa, Ca, C	0.7%
D	0.0%
Not Rated	0.5%
Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Purchases and sales of securities, other than short-term securities, aggregated $1,092,442,000 and $1,345,428,000, respectively, of which long-term U.S. government and government agency obligations aggregated $287,005,000 and $301,584,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $45,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $920,000 or 0.0% of net assets.

Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $1,815,000,000. Net unrealized appreciation aggregated $60,050,000, of which $132,390,000 related to appreciated investment securities and $72,340,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $90,844,000 all of which will expire on November 30, 2009.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	May 31, 2002
Assets
Investment in securities, at value (cost $1,812,274) - See accompanying schedule		$ 1,875,050
Cash		140
Receivable for investments sold		24,435
Receivable for fund shares sold		481
Dividends receivable		898
Interest receivable		9,783
Receivable for daily variation on futures contracts		167
Other receivables		13
Total assets		1,910,967
Liabilities
Payable for investments purchased Regular delivery	$ 8,052
Delayed delivery	31,653
Payable for fund shares redeemed	4,018
Distributions payable	11
Accrued management fee	673
Distribution fees payable	811
Other payables and accrued expenses	384
Total liabilities		45,602
Net Assets		$ 1,865,365
Net Assets consist of:
Paid in capital		$ 1,842,120
Undistributed net investment income		12,016
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(41,886)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		53,115
Net Assets		$ 1,865,365

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	May 31, 2002
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($114,449 ÷ 7,744 shares)	$ 14.78
Maximum offering price per share (100/94.25 of $14.78)	$ 15.68
Class T: Net Asset Value and redemption price per share ($1,504,384 ÷ 101,405 shares)	$ 14.84
Maximum offering price per share (100/96.50 of $14.84)	$ 15.38
Class B: Net Asset Value and offering price per share ($118,978 ÷ 8,080 shares) A	$ 14.73
Class C: Net Asset Value and offering price per share ($65,327 ÷ 4,440 shares) A	$ 14.71
Institutional Class: Net Asset Value, offering price and redemption price per share ($62,227 ÷ 4,172 shares)	$ 14.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Amounts in thousands	Six months ended May 31, 2002
Investment Income
Dividends		$ 6,958
Interest		26,446
Security lending		2
Total income		33,406
Expenses
Management fee	$ 4,220
Transfer agent fees	2,264
Distribution fees	5,099
Accounting and security lending fees	219
Non-interested trustees' compensation	7
Custodian fees and expenses	37
Registration fees	60
Audit	25
Legal	10
Miscellaneous	176
Total expenses before reductions	12,117
Expense reductions	(195)	11,922
Net investment income (loss)		21,484
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	62,260
Foreign currency transactions	3
Futures contracts	8,367
Total net realized gain (loss)		70,630
Change in net unrealized appreciation (depreciation) on: Investment securities	(137,740)
Assets and liabilities in foreign currencies	2
Futures contracts	(13,269)
Total change in net unrealized appreciation (depreciation)		(151,007)
Net gain (loss)		(80,377)
Net increase (decrease) in net assets resulting from operations		$ (58,893)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2002	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 21,484	$ 52,991
Net realized gain (loss)	70,630	(83,270)
Change in net unrealized appreciation (depreciation)	(151,007)	(1,475)
Net increase (decrease) in net assets resulting from operations	(58,893)	(31,754)
Distributions to shareholders from net investment income	(21,847)	(58,261)
Distributions to shareholders from net realized gain	-	(63,262)
Total distributions	(21,847)	(121,523)
Share transactions - net increase (decrease)	(75,100)	(123,789)
Total increase (decrease) in net assets	(155,840)	(277,066)
Net Assets
Beginning of period	2,021,205	2,298,271
End of period (including undistributed net investment income of $12,016 and undistributed net investment income of $12,379, respectively)	$ 1,865,365	$ 2,021,205

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 H	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.41	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75	$ 16.04
Income from Investment Operations
Net investment income (loss) E	.19	.43	.49	.50	.05	.53	.48
Net realized and unrealized gain (loss)	(.63)	(.62)	(1.29)	.53	.61	1.80	2.83
Total from investment operations	(.44)	(.19)	(.80)	1.03	.66	2.33	3.31
Distributions from net investment income	(.19)	(.49)	(.48)	(.52)	-	(.57)	(.49)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.19)	(.95)	(1.29)	(2.30)	-	(1.83)	(.60)
Net asset value, end of period	$ 14.78	$ 15.41	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75
Total Return B, C, D	(2.90)%	(1.18)%	(4.67)%	5.65%	3.43%	13.04%	20.99%
Ratios to Average Net Assets F
Expenses before expense reductions	.95% A	.94%	.93%	.93%	1.02% A	1.05%	1.67%
Expenses net of voluntary waivers, if any	.95% A	.94%	.93%	.93%	1.02% A	1.05%	1.41%
Expenses net of all reductions	.92% A	.93%	.91%	.91%	1.02% A	1.02%	1.40%
Net investment income (loss)	2.48% A	2.77%	2.81%	2.68%	3.13% A	2.76%	2.68%
Supplemental Data
Net assets, end of period (in millions)	$ 114	$ 105	$ 66	$ 59	$ 17	$ 16	$ 8
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the period ended October 31. H One month ended November 30.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 H	1998 G	1997 G
Selected Per-Share Data
Net asset value, beginning of period	$ 15.47	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79	$ 16.07
Income from Investment Operations
Net investment income (loss) E	.17	.39	.45	.46	.05	.51	.53
Net realized and unrealized gain (loss)	(.63)	(.61)	(1.30)	.51	.61	1.80	2.84
Total from investment operations	(.46)	(.22)	(.85)	.97	.66	2.31	3.37
Distributions from net investment income	(.17)	(.43)	(.43)	(.48)	-	(.54)	(.54)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.17)	(.89)	(1.24)	(2.26)	-	(1.80)	(.65)
Net asset value, end of period	$ 14.84	$ 15.47	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79
Total Return B, C, D	(3.02)%	(1.37)%	(4.94)%	5.30%	3.42%	12.90%	21.36%
Ratios to Average Net Assets F
Expenses before expense reductions	1.21% A	1.20%	1.16%	1.16%	1.22% A	1.16%	1.17%
Expenses net of voluntary waivers, if any	1.21% A	1.20%	1.16%	1.16%	1.22% A	1.16%	1.17%
Expenses net of all reductions	1.19% A	1.19%	1.15%	1.14%	1.22% A	1.15%	1.17%
Net investment income (loss)	2.21% A	2.51%	2.57%	2.45%	2.92% A	2.68%	2.98%
Supplemental Data
Net assets, end of period (in millions)	$ 1,504	$ 1,681	$ 2,021	$ 2,802	$ 2,993	$ 2,903	$ 2,901
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the period ended October 31. H One month ended November 30.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 H	1998 G	1997 I
Selected Per-Share Data
Net asset value, beginning of period	$ 15.36	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71	$ 16.36
Income from Investment Operations
Net investment income (loss) E	.13	.30	.35	.36	.04	.38	.29
Net realized and unrealized gain (loss)	(.63)	(.60)	(1.29)	.50	.61	1.81	2.38
Total from investment operations	(.50)	(.30)	(.94)	.86	.65	2.19	2.67
Distributions from net investment income	(.13)	(.35)	(.32)	(.40)	-	(.43)	(.32)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)	-
Total distributions	(.13)	(.81)	(1.13)	(2.18)	-	(1.69)	(.32)
Net asset value, end of period	$ 14.73	$ 15.36	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71
Total Return B, C, D	(3.29)%	(1.89)%	(5.45)%	4.71%	3.38%	12.25%	16.40%
Ratios to Average Net Assets F
Expenses before expense reductions	1.77% A	1.75%	1.72%	1.69%	1.80% A	1.74%	2.12% A
Expenses net of voluntary waivers, if any	1.77% A	1.75%	1.72%	1.69%	1.80% A	1.74%	2.12% A
Expenses net of all reductions	1.75% A	1.74%	1.70%	1.68%	1.80% A	1.73%	2.11% A
Net investment income (loss)	1.65% A	1.96%	2.01%	1.91%	2.35% A	2.02%	1.88% A
Supplemental Data
Net assets, end of period (in millions)	$ 119	$ 121	$ 111	$ 124	$ 57	$ 51	$ 16
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. G For the period ended October 31. H One month ended November 30. I For the period December 31, 1996 (commencement of sale of shares) to October 31, 1997.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 H	1998 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.35	$ 16.47	$ 18.55	$ 19.88	$ 19.22	$ 19.05
Income from Investment Operations
Net investment income (loss) E	.13	.31	.35	.36	.04	.36
Net realized and unrealized gain (loss)	(.64)	(.61)	(1.29)	.48	.62	1.56
Total from investment operations	(.51)	(.30)	(.94)	.84	.66	1.92
Distributions from net investment income	(.13)	(.36)	(.33)	(.39)	-	(.49)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)
Total distributions	(.13)	(.82)	(1.14)	(2.17)	-	(1.75)
Net asset value, end of period	$ 14.71	$ 15.35	$ 16.47	$ 18.55	$ 19.88	$ 19.22
Total Return B, C, D	(3.36)%	(1.89)%	(5.45)%	4.60%	3.43%	10.62%
Ratios to Average Net Assets G
Expenses before expense reductions	1.76% A	1.72%	1.69%	1.66%	1.77% A	1.80% A
Expenses net of voluntary waivers, if any	1.76% A	1.72%	1.69%	1.66%	1.77% A	1.80% A
Expenses net of all reductions	1.74% A	1.71%	1.68%	1.65%	1.76% A	1.79% A
Net investment income (loss)	1.65% A	1.98%	2.03%	1.95%	2.37% A	1.89% A
Supplemental Data
Net assets, end of period (in millions)	$ 65	$ 61	$ 54	$ 53	$ 21	$ 20
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period November 3, 1997 (commencement of sale of shares) to October 31, 1998. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. H One month ended November 30.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31,	Years ended November 30,
	2002	2001	2000	1999	1998 G	1998F	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 15.55	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85	$ 16.11
Income from Investment Operations
Net investment income (loss) D	.21	.48	.57	.56	.05	.60	.61
Net realized and unrealized gain (loss)	(.63)	(.63)	(1.32)	.53	.63	1.81	2.86
Total from investment operations	(.42)	(.15)	(.75)	1.09	.68	2.41	3.47
Distributions from net investment income	(.21)	(.53)	(.52)	(.57)	-	(.65)	(.62)
Distributions from net realized gain	-	(.46)	(.81)	(1.78)	-	(1.26)	(.11)
Total distributions	(.21)	(.99)	(1.33)	(2.35)	-	(1.91)	(.73)
Net asset value, end of period	$ 14.92	$ 15.55	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85
Total Return B, C	(2.75)%	(.92)%	(4.37)%	5.95%	3.51%	13.45%	21.97%
Ratios to Average Net Assets E
Expenses before expense reductions	.69% A	.67%	.63%	.64%	.66% A	.65%	.69%
Expenses net of voluntary waivers, if any	.69% A	.67%	.63%	.64%	.66% A	.65%	.69%
Expenses net of all reductions	.67% A	.65%	.61%	.63%	.66% A	.63%	.69%
Net investment income (loss)	2.73% A	3.04%	3.10%	2.96%	3.48% A	3.15%	3.42%
Supplemental Data
Net assets, end of period (in millions)	$ 62	$ 53	$ 46	$ 67	$ 63	$ 61	$ 39
Portfolio turnover rate	124% A	98%	120%	93%	73% A	85%	70%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. F For the period ended October 31. G One month ended November 30.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $111 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

2. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities. The fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is "marked to market" daily and equivalent deliverable securities are held for the transaction. The values of the securities purchased on a delayed delivery or when-issued basis are identified as such in the fund's Schedule of Investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. The payables and receivables associated with the purchases and sales of delayed delivery securities having the same coupon, settlement date and broker are offset. Delayed delivery or when-issued securities that have been purchased from and sold to different brokers are reflected as both payables and receivables in the fund's Statements of Assets and Liabilities under the caption "Delayed delivery." Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .15% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .43% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 144	$ 1
Class T	.25%	.25%	4,018	42
Class B	.75%	.25%	613	460
Class C	.75%	.25%	324	50
			$ 5,099	$ 553

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 78	$ 26
Class T	166	42
Class B*	153	153
Class C*	4	4
	$ 401	$ 225

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 122	.21*
Class T	1,819	.23*
Class B	173	.28*
Class C	91	.28*
Institutional Class	59	.20*
	$ 2,264

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,988 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

7. Expense Reductions.

Certain security trades were directed to brokers who paid $186 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $8. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 1

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 1,368	$ 2,393
Class T	18,118	50,209
Class B	1,040	2,519
Class C	543	1,335
Institutional Class	778	1,805
Total	$ 21,847	$ 58,261
From net realized gain
Class A	$ -	$ 1,879
Class T	-	55,486
Class B	-	3,089
Class C	-	1,510
Institutional Class	-	1,298
Total	$ -	$ 63,262
	$ 21,847	$ 121,523

Semiannual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31,	Year ended November 30,	Six months ended May 31,	Year ended November 30,
	2002	2001	2002	2001

Class A Shares sold	1,654	3,713	$ 25,377	$ 57,338
Reinvestment of distributions	87	266	1,334	4,147
Shares redeemed	(840)	(1,139)	(12,818)	(17,559)
Net increase (decrease)	901	2,840	$ 13,893	$ 43,926
Class T Shares sold	9,866	19,675	$ 151,118	$ 309,125
Reinvestment of distributions	1,104	6,309	17,099	99,987
Shares redeemed	(18,247)	(39,153)	(279,914)	(616,604)
Net increase (decrease)	(7,277)	(13,169)	$ (111,697)	$ (207,492)
Class B Shares sold	941	2,373	$ 14,319	$ 36,921
Reinvestment of distributions	60	320	922	5,045
Shares redeemed	(805)	(1,533)	(12,193)	(23,681)
Net increase (decrease)	196	1,160	$ 3,048	$ 18,285
Class C Shares sold	1,018	1,668	$ 15,519	$ 26,118
Reinvestment of distributions	30	151	456	2,372
Shares redeemed	(570)	(1,152)	(8,633)	(17,792)
Net increase (decrease)	478	667	$ 7,342	$ 10,698
Institutional Class Shares sold	1,095	2,320	$ 16,913	$ 37,650
Reinvestment of distributions	49	185	768	2,934
Shares redeemed	(350)	(1,909)	(5,367)	(29,790)
Net increase (decrease)	794	596	$ 12,314	$ 10,794

Semiannual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of May 31, 2002, and the related statement of operations for the six months then ended, the statement of changes in net assets for the six months then ended and the year ended November 30, 2001, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of May 31, 2002, and the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year November 30, 2001, and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 2, 2002

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,190,607,902.44	93.630
Against	20,811,955.51	1.636
Abstain	60,192,874.81	4.734
TOTAL	1,271,612,732.76	100.000
PROPOSAL 5
To approve an amended sub-advisory agreement with Fidelity Management & Research (U.K.) Inc. (FMR U.K.) for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,188,379,951.00	93.455
Against	21,233,971.01	1.669
Abstain	61,998,810.75	4.876
TOTAL	1,271,612,732.76	100.000
PROPOSAL 6
To approve an amended sub-advisory agreement with Fidelity Management & Research (Far East) Inc. (FMR Far East) for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,177,731,435.16	92.617
Against	30,851,082.19	2.426
Abstain	63,030,215.41	4.957
TOTAL	1,271,612,732.76	100.000
PROPOSAL 8
To eliminate a fundamental investment policy of the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	890,863,396.73	89.616
Against	34,941,229.18	3.514
Abstain	68,289,937.75	6.870
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	895,815,196.02	90.114
Against	36,150,129.10	3.636
Abstain	62,129,238.54	6.250
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	893,447,099.89	89.875
Against	30,797,384.98	3.098
Abstain	69,850,078.79	7.027
TOTAL	994,094,563.66	100.000
Broker Non-Votes	277,518,169.10

*Denotes trust-wide proposals and voting results.

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Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments
Money Management, Inc.

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
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Treasury Fund

AIGI-SANN-0702 157521
1.703550.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Dynamic Cap App - CL A	4.95%	-11.06%	28.25%
Fidelity Adv Dynamic Cap App - CL A (incl. 5.75% sales charge)	-1.08%	-16.17%	20.88%
S&P 500®	-5.68%	-13.85%	-9.07%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM Index (S&P 500®)- a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL A	-11.06%	7.54%
Fidelity Adv Dynamic Cap App - CL A (incl. 5.75% sales charge)	-16.17%	5.69%
S&P 500	-13.85%	-2.74%
Capital Appreciation Funds Average	-14.13%	n/a *

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by May 31, 2002 the value of the investment would have grown to $12,088 - a 20.88% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap core funds average were -3.05% and -12.09%, respectively; and the one year average annual total return was -12.09%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL T	4.81%	-11.28%	27.14%
Fidelity Adv Dynamic Cap App - CL T (incl. 3.50% sales charge)	1.14%	-14.38%	22.69%
S&P 500	-5.68%	-13.85%	-9.07%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL T	-11.28%	7.26%
Fidelity Adv Dynamic Cap App - CL T (incl. 3.50% sales charge)	-14.38%	6.15%
S&P 500	-13.85%	-2.74%
Capital Appreciation Funds Average	-14.13%	n/a *

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $12,269 - a 22.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap core funds average were -3.05% and -12.09%, respectively; and the one year average annual total return was -12.09%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, the past one year and life of fund total return figures are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL B	4.52%	-11.79%	25.00%
Fidelity Adv Dynamic Cap App - CL B (incl. contingent deferred sales charge)	-0.48%	-16.20%	22.00%
S&P 500	-5.68%	-13.85%	-9.07%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL B	-11.79%	6.73%
Fidelity Adv Dynamic Cap App - CL B (incl. contingent deferred sales charge)	-16.20%	5.98%
S&P 500	-13.85%	-2.74%
Capital Appreciation Funds Average	-14.13%	n/a *

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $12,200 - a 22.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap core funds average were -3.05% and -12.09%, respectively; and the one year average annual total return was -12.09%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, the past one year and life of fund total return figures are 1%, 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL C	4.60%	-11.70%	25.20%
Fidelity Adv Dynamic Cap App - CL C (incl. contingent deferred sales charge)	3.60%	-12.59%	25.20%
S&P 500	-5.68%	-13.85%	-9.07%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL C	-11.70%	6.78%
Fidelity Adv Dynamic Cap App - CL C (incl. contingent deferred sales charge)	-12.59%	6.78%
S&P 500	-13.85%	-2.74%
Capital Appreciation Funds Average	-14.13%	n/a *

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002, the value of the investment would have grown to $12,520 - a 25.20% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap core funds average were -3.05% and -12.09%, respectively; and the one year average annual total return was -12.09%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Advisor Dynamic Capital Appreciation Fund

Q. How did the fund perform, Fergus?

A. Quite well. For the six months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 4.95%, 4.81%, 4.52% and 4.60%, respectively. In comparison, the Standard & Poor's 500 Index was down 5.68% and the capital appreciation funds average tracked by Lipper Inc. fell 4.42%. For the 12 months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares declined 11.06%, 11.28%, 11.79% and 11.70%, respectively. In comparison, the S&P 500 index and peer group average fell 13.85% and 14.13%, respectively.

Q. Why did the fund outperform its index and peer group average during the past six months?

A. I reduced the fund's large technology weighting early in the period, particularly in networking stocks. This proved to be a good decision, as technology stocks performed poorly on average as the period progressed. I took this approach for two reasons. First, technology stocks rallied sharply in the weeks following September 11, and I saw an opportunity to sell some of the fundamentally weaker companies that had performed well off their bottom pricing levels. Second, investors were no longer willing to reward the future growth prospects of technology companies, such as fund holdings Juniper Networks and CIENA, even if they had strong product cycles. While I eliminated these stocks from the fund, I wish I'd come to this conclusion earlier in 2001 because it could have saved shareholders from incurring prior losses last year. Elsewhere, keeping the fund's other major strategy intact - an emphasis on food, beverage and tobacco stocks - worked out nicely, as the economy remained erratic and investors grew attracted to the high dividend yields and stable earnings growth of these companies. For example, our sizable positions in Philip Morris and RJ Reynolds, which each appreciated roughly 25% and together comprised nearly 25% of the fund's net assets at period end, were the two largest contributors to fund performance.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Would that shift in technology explain why the fund's top-10 positions are noticeably different from six months ago?

A. Absolutely. I reduced or eliminated some of our largest holdings - namely Microsoft, Dell Computer and Intel - during the technology rally that I mentioned earlier. In turn, I felt current top-10 holdings Colgate-Palmolive, Tenet Healthcare, First Data and Xerox were more attractive investments for a number of reasons, such as their stable current earnings growth rates. In the case of Xerox, I bought it as a turnaround story and added to our holdings when the stock plummeted following a Securities and Exchange Commission investigation into its accounting. I believed the company 's new management would succeed in improving its profitability.

Q. The fund has been invested in energy services stocks for some time. How did this strategy unfold?

A. I felt these companies could benefit from an improving economy, which would likely boost demand for energy and, in turn, could increase the exploration and production of oil and gas. Nearly all the value-added - or potentially strong earnings growth and stock appreciation - in the energy sector is in the services companies, which help the large integrated energy suppliers get the oil and gas out of the ground. During the period, another drilling cycle ensued, helping our holdings in GlobalSantaFe, ENSCO and Weatherford.

Q. Which other stocks were disappointments?

A. Our position in retailer Kmart as a turnaround situation proved disappointing, as the company's bankruptcy filing took investors by surprise. Elsewhere, eroding cash flows, concerns about its debt quality and questionable accounting practices hurt software maker Computer Associates. I sold off both stocks from the fund.

Q. What's your outlook?

A. It has been a difficult equity investing climate and could remain so for some time. The S&P 500 index and the Wilshire 5000 Total Stock Market Index - two common equity market benchmarks - are each down roughly 27% from their all-time highs set in March of 2000, but that isn't much of a retrenchment considering those indexes gained more than 20% year after year in the late 1990s. Currently, I don't see many catalysts on the horizon that could drive the broader equity market higher. On the bright side, it's taken more than two years for the market's current level of capitulation to occur, which has given investors an extended period of time to react to this downtrend. I expect there to be some good opportunities in specific stocks going forward, but, if the economy remains in a quagmire, those opportunities may only exist at lower share prices.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of May 31, 2002, more than $388 million

Manager: J. Fergus Shiel, since inception; manager, Fidelity Advisor Fifty Fund, since June 2002; joined Fidelity in 1989

3

Fergus Shiel elaborates on the equity markets:

"There was a dramatic shift in the equity markets during the past year or so that favored lower-valued companies and those with stable earnings growth that appeared to be sustainable over time. However, many of those undervalued companies were in the mid- and small-cap arena, and their valuations increased dramatically during the past six months. Additionally, if and when the equity markets rebound with some consistency, I believe the leaders will not be the same stocks that led the markets throughout the 1990s. I can't pinpoint yet exactly what those stocks are, but often when gold stocks have taken over the markets' leadership - as they did during the past six months - it has indicated that another very dramatic change is underway. I'd see the dollar continuing to fall in value relative to other currencies as a major global economic event, one that could redefine where people focus their investments. A falling dollar could help selected, large multinational consumer products companies, such as Philip Morris, Procter & Gamble and Coca-Cola. But overall, I believe the falling dollar is an unfavorable development for the U.S. stock markets because it could reduce foreign direct investment, potentially delaying the U.S.' economic recovery and eroding economic growth."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
RJ Reynolds Tobacco Holdings, Inc.	14.6	14.2
Philip Morris Companies, Inc.	9.9	5.6
First Data Corp.	3.9	0.4
Merrill Lynch & Co., Inc.	3.6	2.7
UST, Inc.	3.6	2.4
Xerox Corp.	3.5	0.0
EchoStar Communications Corp. Class A	2.9	4.4
Colgate-Palmolive Co.	2.1	0.0
Paychex, Inc.	1.8	0.0
Tenet Healthcare Corp.	1.7	0.0
	47.6
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	36.7	25.2
Consumer Discretionary	16.0	20.0
Financials	14.3	12.2
Industrials	10.0	3.0
Energy	7.5	3.4
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks 94.7%		Stocks 99.7%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 5.2%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	6.2%	** Foreign investments	6.6%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.0%
Hotels, Restaurants & Leisure - 4.0%
Harrah's Entertainment, Inc. (a)	37,100	$ 1,767,815
Hilton Hotels Corp.	120,000	1,704,000
Isle of Capri Casinos, Inc. (a)	162,500	3,245,125
Jurys Doyle Hotel Group PLC (United Kingdom)	145,000	1,409,129
Mandalay Resort Group (a)	95,000	3,097,000
Marriott International, Inc. Class A	110,000	4,448,400
		15,671,469
Household Durables - 1.1%
Mohawk Industries, Inc. (a)	32,865	2,153,315
Tupperware Corp.	85,000	1,881,050
		4,034,365
Leisure Equipment & Products - 1.5%
Mattel, Inc.	275,000	5,841,000
Media - 5.2%
ADVO, Inc. (a)	56,000	2,372,160
EchoStar Communications Corp. Class A (a)	450,000	11,335,500
EMAP PLC	50,000	640,596
Harte-Hanks, Inc.	76,650	1,677,869
Journal Register Co. (a)	95,000	2,018,750
News Corp. Ltd. ADR	21,900	639,042
VNU NV	50,000	1,548,116
		20,232,033
Multiline Retail - 0.7%
Arnotts PLC	34,000	310,742
Kohls Corp. (a)	32,000	2,400,000
		2,710,742
Specialty Retail - 3.5%
Bed Bath & Beyond, Inc. (a)	95,000	3,258,500
Officemax, Inc. (a)	410,000	2,902,800
PETsMART, Inc. (a)	230,000	3,781,200
Pier 1 Imports, Inc.	180,000	3,639,600
		13,582,100
TOTAL CONSUMER DISCRETIONARY		62,071,709
CONSUMER STAPLES - 36.7%
Beverages - 1.2%
The Coca-Cola Co.	86,000	4,778,160
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Drug Retailing - 0.5%
Duane Reade, Inc. (a)	65,000	$ 2,141,750
Food Products - 1.0%
IAWS Group PLC (Ireland)	285,500	2,343,064
Kellogg Co.	45,000	1,651,500
		3,994,564
Household Products - 3.3%
Colgate-Palmolive Co.	151,400	8,205,880
Procter & Gamble Co.	50,000	4,477,500
		12,683,380
Personal Products - 0.6%
Gillette Co.	61,400	2,183,998
Tobacco - 30.1%
DIMON, Inc.	179,600	1,278,752
Loews Corp. - Carolina Group	207,100	6,678,975
Philip Morris Companies, Inc.	674,700	38,626,575
RJ Reynolds Tobacco Holdings, Inc.	800,000	56,559,999
UST, Inc.	364,000	13,952,120
		117,096,421
TOTAL CONSUMER STAPLES		142,878,273
ENERGY - 7.5%
Energy Equipment & Services - 7.5%
Baker Hughes, Inc.	65,000	2,382,250
BJ Services Co. (a)	65,000	2,438,800
ENSCO International, Inc.	99,600	3,261,900
GlobalSantaFe Corp.	167,150	5,641,313
Grey Wolf, Inc. (a)	119,100	535,950
Nabors Industries, Inc. (a)	82,600	3,626,140
Oceaneering International, Inc. (a)	79,200	2,455,992
Rowan Companies, Inc.	135,100	3,472,070
Transocean, Inc.	77,900	2,973,443
Weatherford International, Inc. (a)	49,200	2,477,220
		29,265,078
FINANCIALS - 14.3%
Banks - 5.6%
Australia & New Zealand Banking Group Ltd.	30,800	340,991
Bank of America Corp.	50,000	3,790,500
Bank of Ireland	170,100	2,173,303
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	125,000	$ 5,078,750
Huntington Bancshares, Inc.	95,300	1,903,141
Lloyds TSB Group PLC	100,000	1,077,366
NetBank, Inc. (a)	64,200	852,576
Wachovia Corp.	173,500	6,657,195
		21,873,822
Diversified Financials - 8.7%
American Express Co.	45,500	1,934,205
Charles Schwab Corp.	103,700	1,253,733
E*TRADE Group, Inc. (a)	250,000	1,550,000
J.P. Morgan Chase & Co.	45,000	1,617,750
Lehman Brothers Holdings, Inc.	51,600	3,147,600
Merrill Lynch & Co., Inc.	343,200	13,971,672
Morgan Stanley Dean Witter & Co.	104,900	4,768,754
Nomura Holdings, Inc.	20,000	321,828
Providian Financial Corp.	450,000	3,667,500
SEI Investments Co.	42,600	1,405,800
		33,638,842
TOTAL FINANCIALS		55,512,664
HEALTH CARE - 5.6%
Health Care Equipment & Supplies - 1.6%
Becton, Dickinson & Co.	120,000	4,512,000
Nobel Biocare AB	15,000	983,707
Straumann Holding AG	10,000	869,316
		6,365,023
Health Care Providers & Services - 4.0%
HCA, Inc.	70,000	3,439,100
Health Management Associates, Inc. Class A (a)	40,000	823,600
IMS Health, Inc.	35,000	736,750
Tenet Healthcare Corp. (a)	90,000	6,705,000
UnitedHealth Group, Inc.	20,000	1,816,000
Universal Health Services, Inc. Class B (a)	37,500	1,860,750
		15,381,200
TOTAL HEALTH CARE		21,746,223
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 10.0%
Airlines - 0.2%
Ryanair Holdings PLC warrants (UBS Warrant Programme) 2/25/04 (a)	111,100	$ 620,635
Commercial Services & Supplies - 8.5%
Central Parking Corp.	7,400	182,040
Ceridian Corp. (a)	150,000	3,429,000
First Data Corp.	194,600	15,412,320
Herman Miller, Inc.	95,100	2,231,046
Paychex, Inc.	200,000	6,930,000
Steelcase, Inc. Class A	114,400	1,818,960
Viad Corp.	109,400	3,245,898
		33,249,264
Machinery - 0.5%
Danaher Corp.	28,200	1,963,284
Marine - 0.8%
Irish Continental Group PLC	373,668	2,996,952
TOTAL INDUSTRIALS		38,830,135
INFORMATION TECHNOLOGY - 4.4%
Electronic Equipment & Instruments - 0.4%
Alphyra Group PLC (a)	587,333	1,533,691
Office Electronics - 3.5%
Xerox Corp. (a)	1,522,300	13,655,031
Software - 0.5%
Reynolds & Reynolds Co. Class A	65,500	1,994,475
TOTAL INFORMATION TECHNOLOGY		17,183,197
MATERIALS - 0.2%
Metals & Mining - 0.2%
Newmont Mining Corp. Holding Co.	20,000	624,200
TOTAL COMMON STOCKS (Cost $303,704,097)		368,111,479
Convertible Preferred Stocks - 0.1%
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Chorum Technologies Series E (c)	2,200	$ 2,200
Procket Networks, Inc. Series C (c)	202,511	405,022
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,037,927)		407,222
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.85% (b) (Cost $16,104,552)	16,104,552	16,104,552
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $321,846,576)		384,623,253
NET OTHER ASSETS - 1.0%		4,081,010
NET ASSETS - 100%		$ 388,704,263
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 37,928
Procket Networks, Inc. Series C	2/9/01	$ 1,999,999
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $567,669,962 and $592,354,544, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87,784 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $407,222 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $3,045,667. The weighted average interest rate was 2.08%. At period end there were no bank borrowings outstanding.

Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $322,641,338. Net unrealized appreciation aggregated $61,981,915, of which $76,798,960 related to appreciated investment securities and $14,817,045 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $219,532,000 of which $416,000, $7,343,000 and $211,773,000 will expire on November 30, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $321,846,576) - See accompanying schedule		$ 384,623,253
Receivable for investments sold		12,590,941
Receivable for fund shares sold		309,262
Dividends receivable		302,030
Interest receivable		10,869
Total assets		397,836,355
Liabilities
Payable for investments purchased	$ 7,795,822
Payable for fund shares redeemed	916,912
Accrued management fee	187,757
Distribution fees payable	218,602
Other payables and accrued expenses	12,999
Total liabilities		9,132,092
Net Assets		$ 388,704,263
Net Assets consist of:
Paid in capital		$ 559,408,093
Distributions in excess of net investment income		(546,981)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(232,956,849)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		62,800,000
Net Assets		$ 388,704,263

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,246,750 ÷ 2,065,545 shares)	$ 12.71
Maximum offering price per share (100/94.25 of $12.71)	$ 13.49
Class T: Net Asset Value and redemption price per share ($203,185,387 ÷ 16,088,986 shares)	$ 12.63
Maximum offering price per share (100/96.50 of $12.63)	$ 13.09
Class B: Net Asset Value and offering price per share ($91,984,688 ÷ 7,357,748 shares) A	$ 12.50
Class C: Net Asset Value and offering price per share ($61,812,916 ÷ 4,942,995 shares) A	$ 12.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($5,474,522 ÷ 428,615 shares)	$ 12.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 3,339,078
Interest		129,000
Security lending		7,247
Total income		3,475,325
Expenses
Management fee	$ 1,115,632
Transfer agent fees	769,942
Distribution fees	1,301,969
Accounting and security lending fees	72,331
Non-interested trustees' compensation	624
Custodian fees and expenses	22,796
Registration fees	79,120
Audit	13,813
Legal	1,556
Interest	528
Miscellaneous	20,395
Total expenses before reductions	3,398,706
Expense reductions	(186,732)	3,211,974
Net investment income (loss)		263,351
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($4,758,069) on sales of investments in affiliated issuers)	(4,583,332)
Foreign currency transactions	1,026
Total net realized gain (loss)		(4,582,306)
Change in net unrealized appreciation (depreciation) on: Investment securities	21,990,161
Assets and liabilities in foreign currencies	23,864
Total change in net unrealized appreciation (depreciation)		22,014,025
Net gain (loss)		17,431,719
Net increase (decrease) in net assets resulting from operations		$ 17,695,070

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 263,351	$ 835,466
Net realized gain (loss)	(4,582,306)	(197,252,325)
Change in net unrealized appreciation (depreciation)	22,014,025	58,030,820
Net increase (decrease) in net assets resulting from operations	17,695,070	(138,386,039)
Distributions to shareholders from net investment income	(1,624,483)	-
Share transactions - net increase (decrease)	(3,819,813)	34,309,374
Total increase (decrease) in net assets	12,250,774	(104,076,665)
Net Assets
Beginning of period	376,453,489	480,530,154
End of period (including distributions in excess of net investment income of $546,981 and undistributed net investment income of $814,151, respectively)	$ 388,704,263	$ 376,453,489

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 16.21	$ 13.44	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.08	-	(.10)
Net realized and unrealized gain (loss)	.57	(4.07)	2.77	3.54
Total from investment operations	.60	(3.99)	2.77	3.44
Distributions from net investment income	(.11)	-	-	-
Net asset value, end of period	$ 12.71	$ 12.22	$ 16.21	$ 13.44
Total Return B, C, D	4.95%	(24.61)%	20.61%	34.40%
Ratios to Average Net Assets G
Expenses before expense reductions	1.40% A	1.32%	1.28%	2.42% A
Expenses net of voluntary waivers, if any	1.40% A	1.32%	1.28%	1.75% A
Expenses net of all reductions	1.30% A	1.26%	1.24%	1.70% A
Net investment income (loss)	.50% A	.56%	- %	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,247	$ 24,371	$ 30,340	$ 4,493
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.13	$ 16.13	$ 13.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.05	(.02)	(.13)
Net realized and unrealized gain (loss)	.56	(4.05)	2.75	3.53
Total from investment operations	.58	(4.00)	2.73	3.40
Distributions from net investment income	(.08)	-	-	-
Net asset value, end of period	$ 12.63	$ 12.13	$ 16.13	$ 13.40
Total Return B, C, D	4.81%	(24.80)%	20.37%	34.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.58% A	1.49%	1.46%	2.62% A
Expenses net of voluntary waivers, if any	1.58% A	1.49%	1.46%	2.00% A
Expenses net of all reductions	1.48% A	1.43%	1.42%	1.95% A
Net investment income (loss)	.32% A	.39%	(.18)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 203,185	$ 197,288	$ 249,999	$ 31,971
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.96	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.02)	(.09)	(.19)
Net realized and unrealized gain (loss)	.55	(4.02)	2.74	3.54
Total from investment operations	.54	(4.04)	2.65	3.35
Net asset value, end of period	$ 12.50	$ 11.96	$ 16.00	$ 13.35
Total Return B, C, D	4.52%	(25.25)%	19.85%	33.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.13% A	2.05%	2.02%	3.16% A
Expenses net of voluntary waivers, if any	2.13% A	2.05%	2.02%	2.50% A
Expenses net of all reductions	2.03% A	1.99%	1.98%	2.45% A
Net investment income (loss)	(.23)% A	(.18)%	(.74)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,985	$ 90,157	$ 120,934	$ 17,163
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.97	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.01)	(.08)	(.19)
Net realized and unrealized gain (loss)	.56	(4.02)	2.73	3.54
Total from investment operations	.55	(4.03)	2.65	3.35
Distributions from net investment income	(.01)	-	-	-
Net asset value, end of period	$ 12.51	$ 11.97	$ 16.00	$ 13.35
Total Return B, C, D	4.60%	(25.19)%	19.85%	33.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.04% A	1.96%	1.95%	3.12% A
Expenses net of voluntary waivers, if any	2.04% A	1.96%	1.95%	2.50% A
Expenses net of all reductions	1.95% A	1.90%	1.91%	2.45% A
Net investment income (loss)	(.14)% A	(.09)%	(.67)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,813	$ 60,035	$ 76,639	$ 9,224
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.33	$ 16.30	$ 13.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.13	.04	(.08)
Net realized and unrealized gain (loss)	.57	(4.10)	2.79	3.55
Total from investment operations	.63	(3.97)	2.83	3.47
Distributions from net investment income	(.19)	-	-	-
Net asset value, end of period	$ 12.77	$ 12.33	$ 16.30	$ 13.47
Total Return B, C	5.18%	(24.36)%	21.01%	34.70%
Ratios to Average Net Assets F
Expenses before expense reductions	.90% A	.95%	.96%	2.27% A
Expenses net of voluntary waivers, if any	.90% A	.95%	.96%	1.50% A
Expenses net of all reductions	.81% A	.89%	.92%	1.45% A
Net investment income (loss)	.99% A	.93%	.32%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,475	$ 4,603	$ 2,619	$ 798
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized BTotal returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period December 28, 1998 (commencement of operations) to November 30, 1999. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 31,895	$ 82
Class T	.25%	.25%	503,204	1,880
Class B	.75%	.25%	459,477	344,960
Class C	.75%	.25%	307,393	36,878
			$ 1,301,969	$ 383,800

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 69,548	$ 17,073
Class T	122,165	22,905
Class B*	120,053	120,053
Class C*	2,694	2,694
	$ 314,460	$ 162,725

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 59,137	.46*
Class T	393,545	.39*
Class B	202,419	.44*
Class C	109,158	.35*
Institutional Class	5,683	.22*
	$ 769,942

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $139,384 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $186,732 of the fund's expenses.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	SIx months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 218,119	$ -
Class T	1,286,196	-
Class C	49,781	-
Institutional Class	70,387	-
Total	$ 1,624,483	$ -

Semiannual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31,	Year ended November 30,	Six months ended May 31,	Year ended November 30,
	2002	2001	2002	2001
Class A Shares sold	378,363	1,124,692	$ 4,689,456	$ 16,750,656
Reinvestment of distributions	17,381	-	211,183	-
Shares redeemed	(324,723)	(1,001,262)	(4,040,974)	(13,859,147)
Net increase (decrease)	71,021	123,430	$ 859,665	$ 2,891,509
Class T Shares sold	2,355,115	9,441,481	$ 29,311,994	$ 136,444,689
Reinvestment of distributions	103,559	-	1,250,989	-
Shares redeemed	(2,639,047)	(8,668,166)	(32,809,538)	(116,547,570)
Net increase (decrease)	(180,373)	773,315	$ (2,246,555)	$ 19,897,119
Class B Shares sold	602,481	2,335,984	$ 7,457,093	$ 33,982,241
Reinvestment of distributions	-	-	-	-
Shares redeemed	(784,844)	(2,355,479)	(9,683,727)	(31,148,732)
Net increase (decrease)	(182,363)	(19,495)	$ (2,226,634)	$ 2,833,509
Class C Shares sold	567,198	2,264,032	$ 7,003,847	$ 32,613,761
Reinvestment of distributions	3,817	-	45,765	-
Shares redeemed	(645,394)	(2,037,459)	(7,947,575)	(26,416,563)
Net increase (decrease)	(74,379)	226,573	$ (897,963)	$ 6,197,198
Institutional Class Shares sold	89,740	695,401	$ 1,124,381	$ 8,788,667
Reinvestment of distributions	997	-	12,148	-
Shares redeemed	(35,392)	(482,790)	(444,855)	(6,298,628)
Net increase (decrease)	55,345	212,611	$ 691,674	$ 2,490,039

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Celtic PLC	$ -	$6,022,787	$ -	$ -

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.00
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.00
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.00
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.00
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.00
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.00
	# of Votes Cast	% of Votes Cast
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.00
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.00
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.00
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.00
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.00
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.00
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.00
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.00

*Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	179,652,963.66	92.937
Against	5,181,393.30	2.680
Abstain	8,472,533.91	4.383
TOTAL	193,306,890.87	100.00
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	163,472,994.91	90.080
Against	6,098,499.30	3.361
Abstain	11,902,865.05	6.559
TOTAL	181,474,359.26	100.00
Broker Non-Votes	11,832,531.61
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	162,916,224.85	89.774
Against	6,167,267.88	3.398
Abstain	12,390,866.53	6.828
TOTAL	181,474,359.26	100.00
Broker Non-Votes	11,832,531.61

Semiannual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ARG-SANN-0702 157396
1.721258.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Institutional Class

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Inst. Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity ® Adv Dynamic Cap App - Institutional CL	5.18%	-10.68%	29.69%
S&P 500®	-5.68%	-13.85%	-9.07%
Capital Appreciation Funds Average	-4.42%	-14.13%	n/a *

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM Index (S&P 500®) - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 374 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - Institutional CL	-10.68%	7.89%
S&P 500	-13.85%	-2.74%
Capital Appreciation Funds Average	-14.13%	n/a *

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Dynamic Capital Appreciation Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002 the value of the investment would have grown to $12,969 - a 29.69% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger)The Lipper multi-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total returns for the multi-cap core funds average were -3.05% and -12.09%, respectively; and the one year average annual total return was -12.09%. The six month and one year cumulative total returns for the multi-cap supergroup average were -3.36% and -12.83%, respectively; and the one year average annual total return was -12.83%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Advisor Dynamic Capital Appreciation Fund

Q. How did the fund perform, Fergus?

A. Quite well. For the six months ending May 31, 2002, the fund's Institutional Class shares returned 5.18%. In comparison, the Standard & Poor's 500 Index was down 5.68% and the capital appreciation funds average tracked by Lipper Inc. fell 4.42%. For the 12 months ending May 31, 2002, the fund's Institutional Class shares declined 10.68%, while the S&P 500 index and peer group average fell 13.85% and 14.13%, respectively.

Q. Why did the fund outperform its index and peer group average during the past six months?

A. I reduced the fund's large technology weighting early in the period, particularly in networking stocks. This proved to be a good decision, as technology stocks performed poorly on average as the period progressed. I took this approach for two reasons. First, technology stocks rallied sharply in the weeks following September 11, and I saw an opportunity to sell some of the fundamentally weaker companies that had performed well off their bottom pricing levels. Second, investors were no longer willing to reward the future growth prospects of technology companies, such as fund holdings Juniper Networks and CIENA, even if they had strong product cycles. While I eliminated these stocks from the fund, I wish I'd come to this conclusion earlier in 2001 because it could have saved shareholders from incurring prior losses last year. Elsewhere, keeping the fund's other major strategy intact - an emphasis on food, beverage and tobacco stocks - worked out nicely, as the economy remained erratic and investors grew attracted to the high dividend yields and stable earnings growth of these companies. For example, our sizable positions in Philip Morris and RJ Reynolds, which each appreciated roughly 25% and together comprised nearly 25% of the fund's net assets at period end, were the two largest contributors to fund performance.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Would that shift in technology explain why the fund's top-10 positions are noticeably different from six months ago?

A. Absolutely. I reduced or eliminated some of our largest holdings - namely Microsoft, Dell Computer and Intel - during the technology rally that I mentioned earlier. In turn, I felt current top-10 holdings Colgate-Palmolive, Tenet Healthcare, First Data and Xerox were more attractive investments for a number of reasons, such as their stable current earnings growth rates. In the case of Xerox, I bought it as a turnaround story and added to our holdings when the stock plummeted following a Securities and Exchange Commission investigation into its accounting. I believed the company 's new management would succeed in improving its profitability.

Q. The fund has been invested in energy services stocks for some time. How did this strategy unfold?

A. I felt these companies could benefit from an improving economy, which would likely boost demand for energy and, in turn, could increase the exploration and production of oil and gas. Nearly all the value-added - or potentially strong earnings growth and stock appreciation - in the energy sector is in the services companies, which help the large integrated energy suppliers get the oil and gas out of the ground. During the period, another drilling cycle ensued, helping our holdings in GlobalSantaFe, ENSCO and Weatherford.

Q. Which other stocks were disappointments?

A. Our position in retailer Kmart as a turnaround situation proved disappointing, as the company's bankruptcy filing took investors by surprise. Elsewhere, eroding cash flows, concerns about its debt quality and questionable accounting practices hurt software maker Computer Associates. I sold off both stocks from the fund.

Q. What's your outlook?

A. It has been a difficult equity investing climate and could remain so for some time. The S&P 500 index and the Wilshire 5000 Total Stock Market Index - two common equity market benchmarks - are each down roughly 27% from their all-time highs set in March of 2000, but that isn't much of a retrenchment considering those indexes gained more than 20% year after year in the late 1990s. Currently, I don't see many catalysts on the horizon that could drive the broader equity market higher. On the bright side, it's taken more than two years for the market's current level of capitulation to occur, which has given investors an extended period of time to react to this downtrend. I expect there to be some good opportunities in specific stocks going forward, but, if the economy remains in a quagmire, those opportunities may only exist at lower share prices.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of May 31, 2002, more than $388 million

Manager: J. Fergus Shiel, since inception; manager, Fidelity Advisor Fifty Fund, since June 2002; joined Fidelity in 1989

3

Fergus Shiel elaborates on the equity markets:

"There was a dramatic shift in the equity markets during the past year or so that favored lower-valued companies and those with stable earnings growth that appeared to be sustainable over time. However, many of those undervalued companies were in the mid- and small-cap arena, and their valuations increased dramatically during the past six months. Additionally, if and when the equity markets rebound with some consistency, I believe the leaders will not be the same stocks that led the markets throughout the 1990s. I can't pinpoint yet exactly what those stocks are, but often when gold stocks have taken over the markets' leadership - as they did during the past six months - it has indicated that another very dramatic change is underway. I'd see the dollar continuing to fall in value relative to other currencies as a major global economic event, one that could redefine where people focus their investments. A falling dollar could help selected, large multinational consumer products companies, such as Philip Morris, Procter & Gamble and Coca-Cola. But overall, I believe the falling dollar is an unfavorable development for the U.S. stock markets because it could reduce foreign direct investment, potentially delaying the U.S.' economic recovery and eroding economic growth."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
RJ Reynolds Tobacco Holdings, Inc.	14.6	14.2
Philip Morris Companies, Inc.	9.9	5.6
First Data Corp.	3.9	0.4
Merrill Lynch & Co., Inc.	3.6	2.7
UST, Inc.	3.6	2.4
Xerox Corp.	3.5	0.0
EchoStar Communications Corp. Class A	2.9	4.4
Colgate-Palmolive Co.	2.1	0.0
Paychex, Inc.	1.8	0.0
Tenet Healthcare Corp.	1.7	0.0
	47.6
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Staples	36.7	25.2
Consumer Discretionary	16.0	20.0
Financials	14.3	12.2
Industrials	10.0	3.0
Energy	7.5	3.4
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks 94.7%		Stocks 99.7%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 5.2%		Short-Term Investments and Net Other Assets 0.2%
* Foreign investments	6.2%	** Foreign investments	6.6%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.7%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 16.0%
Hotels, Restaurants & Leisure - 4.0%
Harrah's Entertainment, Inc. (a)	37,100	$ 1,767,815
Hilton Hotels Corp.	120,000	1,704,000
Isle of Capri Casinos, Inc. (a)	162,500	3,245,125
Jurys Doyle Hotel Group PLC (United Kingdom)	145,000	1,409,129
Mandalay Resort Group (a)	95,000	3,097,000
Marriott International, Inc. Class A	110,000	4,448,400
		15,671,469
Household Durables - 1.1%
Mohawk Industries, Inc. (a)	32,865	2,153,315
Tupperware Corp.	85,000	1,881,050
		4,034,365
Leisure Equipment & Products - 1.5%
Mattel, Inc.	275,000	5,841,000
Media - 5.2%
ADVO, Inc. (a)	56,000	2,372,160
EchoStar Communications Corp. Class A (a)	450,000	11,335,500
EMAP PLC	50,000	640,596
Harte-Hanks, Inc.	76,650	1,677,869
Journal Register Co. (a)	95,000	2,018,750
News Corp. Ltd. ADR	21,900	639,042
VNU NV	50,000	1,548,116
		20,232,033
Multiline Retail - 0.7%
Arnotts PLC	34,000	310,742
Kohls Corp. (a)	32,000	2,400,000
		2,710,742
Specialty Retail - 3.5%
Bed Bath & Beyond, Inc. (a)	95,000	3,258,500
Officemax, Inc. (a)	410,000	2,902,800
PETsMART, Inc. (a)	230,000	3,781,200
Pier 1 Imports, Inc.	180,000	3,639,600
		13,582,100
TOTAL CONSUMER DISCRETIONARY		62,071,709
CONSUMER STAPLES - 36.7%
Beverages - 1.2%
The Coca-Cola Co.	86,000	4,778,160
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - continued
Food & Drug Retailing - 0.5%
Duane Reade, Inc. (a)	65,000	$ 2,141,750
Food Products - 1.0%
IAWS Group PLC (Ireland)	285,500	2,343,064
Kellogg Co.	45,000	1,651,500
		3,994,564
Household Products - 3.3%
Colgate-Palmolive Co.	151,400	8,205,880
Procter & Gamble Co.	50,000	4,477,500
		12,683,380
Personal Products - 0.6%
Gillette Co.	61,400	2,183,998
Tobacco - 30.1%
DIMON, Inc.	179,600	1,278,752
Loews Corp. - Carolina Group	207,100	6,678,975
Philip Morris Companies, Inc.	674,700	38,626,575
RJ Reynolds Tobacco Holdings, Inc.	800,000	56,559,999
UST, Inc.	364,000	13,952,120
		117,096,421
TOTAL CONSUMER STAPLES		142,878,273
ENERGY - 7.5%
Energy Equipment & Services - 7.5%
Baker Hughes, Inc.	65,000	2,382,250
BJ Services Co. (a)	65,000	2,438,800
ENSCO International, Inc.	99,600	3,261,900
GlobalSantaFe Corp.	167,150	5,641,313
Grey Wolf, Inc. (a)	119,100	535,950
Nabors Industries, Inc. (a)	82,600	3,626,140
Oceaneering International, Inc. (a)	79,200	2,455,992
Rowan Companies, Inc.	135,100	3,472,070
Transocean, Inc.	77,900	2,973,443
Weatherford International, Inc. (a)	49,200	2,477,220
		29,265,078
FINANCIALS - 14.3%
Banks - 5.6%
Australia & New Zealand Banking Group Ltd.	30,800	340,991
Bank of America Corp.	50,000	3,790,500
Bank of Ireland	170,100	2,173,303
Common Stocks - continued
	Shares	Value (Note 1)
FINANCIALS - continued
Banks - continued
Bank One Corp.	125,000	$ 5,078,750
Huntington Bancshares, Inc.	95,300	1,903,141
Lloyds TSB Group PLC	100,000	1,077,366
NetBank, Inc. (a)	64,200	852,576
Wachovia Corp.	173,500	6,657,195
		21,873,822
Diversified Financials - 8.7%
American Express Co.	45,500	1,934,205
Charles Schwab Corp.	103,700	1,253,733
E*TRADE Group, Inc. (a)	250,000	1,550,000
J.P. Morgan Chase & Co.	45,000	1,617,750
Lehman Brothers Holdings, Inc.	51,600	3,147,600
Merrill Lynch & Co., Inc.	343,200	13,971,672
Morgan Stanley Dean Witter & Co.	104,900	4,768,754
Nomura Holdings, Inc.	20,000	321,828
Providian Financial Corp.	450,000	3,667,500
SEI Investments Co.	42,600	1,405,800
		33,638,842
TOTAL FINANCIALS		55,512,664
HEALTH CARE - 5.6%
Health Care Equipment & Supplies - 1.6%
Becton, Dickinson & Co.	120,000	4,512,000
Nobel Biocare AB	15,000	983,707
Straumann Holding AG	10,000	869,316
		6,365,023
Health Care Providers & Services - 4.0%
HCA, Inc.	70,000	3,439,100
Health Management Associates, Inc. Class A (a)	40,000	823,600
IMS Health, Inc.	35,000	736,750
Tenet Healthcare Corp. (a)	90,000	6,705,000
UnitedHealth Group, Inc.	20,000	1,816,000
Universal Health Services, Inc. Class B (a)	37,500	1,860,750
		15,381,200
TOTAL HEALTH CARE		21,746,223
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - 10.0%
Airlines - 0.2%
Ryanair Holdings PLC warrants (UBS Warrant Programme) 2/25/04 (a)	111,100	$ 620,635
Commercial Services & Supplies - 8.5%
Central Parking Corp.	7,400	182,040
Ceridian Corp. (a)	150,000	3,429,000
First Data Corp.	194,600	15,412,320
Herman Miller, Inc.	95,100	2,231,046
Paychex, Inc.	200,000	6,930,000
Steelcase, Inc. Class A	114,400	1,818,960
Viad Corp.	109,400	3,245,898
		33,249,264
Machinery - 0.5%
Danaher Corp.	28,200	1,963,284
Marine - 0.8%
Irish Continental Group PLC	373,668	2,996,952
TOTAL INDUSTRIALS		38,830,135
INFORMATION TECHNOLOGY - 4.4%
Electronic Equipment & Instruments - 0.4%
Alphyra Group PLC (a)	587,333	1,533,691
Office Electronics - 3.5%
Xerox Corp. (a)	1,522,300	13,655,031
Software - 0.5%
Reynolds & Reynolds Co. Class A	65,500	1,994,475
TOTAL INFORMATION TECHNOLOGY		17,183,197
MATERIALS - 0.2%
Metals & Mining - 0.2%
Newmont Mining Corp. Holding Co.	20,000	624,200
TOTAL COMMON STOCKS (Cost $303,704,097)		368,111,479
Convertible Preferred Stocks - 0.1%
	Shares	Value (Note 1)
INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Chorum Technologies Series E (c)	2,200	$ 2,200
Procket Networks, Inc. Series C (c)	202,511	405,022
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,037,927)		407,222
Money Market Funds - 4.2%

Fidelity Cash Central Fund, 1.85% (b) (Cost $16,104,552)	16,104,552	16,104,552
TOTAL INVESTMENT PORTFOLIO - 99.0% (Cost $321,846,576)		384,623,253
NET OTHER ASSETS - 1.0%		4,081,010
NET ASSETS - 100%		$ 388,704,263
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 37,928
Procket Networks, Inc. Series C	2/9/01	$ 1,999,999
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $567,669,962 and $592,354,544, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $87,784 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $407,222 or 0.1% of net assets.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loans were outstanding amounted to $3,045,667. The weighted average interest rate was 2.08%. At period end there were no bank borrowings outstanding.

Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $322,641,338. Net unrealized appreciation aggregated $61,981,915, of which $76,798,960 related to appreciated investment securities and $14,817,045 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $219,532,000 of which $416,000, $7,343,000 and $211,773,000 will expire on November 30, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $321,846,576) - See accompanying schedule		$ 384,623,253
Receivable for investments sold		12,590,941
Receivable for fund shares sold		309,262
Dividends receivable		302,030
Interest receivable		10,869
Total assets		397,836,355
Liabilities
Payable for investments purchased	$ 7,795,822
Payable for fund shares redeemed	916,912
Accrued management fee	187,757
Distribution fees payable	218,602
Other payables and accrued expenses	12,999
Total liabilities		9,132,092
Net Assets		$ 388,704,263
Net Assets consist of:
Paid in capital		$ 559,408,093
Distributions in excess of net investment income		(546,981)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(232,956,849)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		62,800,000
Net Assets		$ 388,704,263

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($26,246,750 ÷ 2,065,545 shares)	$ 12.71
Maximum offering price per share (100/94.25 of $12.71)	$ 13.49
Class T: Net Asset Value and redemption price per share ($203,185,387 ÷ 16,088,986 shares)	$ 12.63
Maximum offering price per share (100/96.50 of $12.63)	$ 13.09
Class B: Net Asset Value and offering price per share ($91,984,688 ÷ 7,357,748 shares) A	$ 12.50
Class C: Net Asset Value and offering price per share ($61,812,916 ÷ 4,942,995 shares) A	$ 12.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($5,474,522 ÷ 428,615 shares)	$ 12.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 3,339,078
Interest		129,000
Security lending		7,247
Total income		3,475,325
Expenses
Management fee	$ 1,115,632
Transfer agent fees	769,942
Distribution fees	1,301,969
Accounting and security lending fees	72,331
Non-interested trustees' compensation	624
Custodian fees and expenses	22,796
Registration fees	79,120
Audit	13,813
Legal	1,556
Interest	528
Miscellaneous	20,395
Total expenses before reductions	3,398,706
Expense reductions	(186,732)	3,211,974
Net investment income (loss)		263,351
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain (loss) of ($4,758,069) on sales of investments in affiliated issuers)	(4,583,332)
Foreign currency transactions	1,026
Total net realized gain (loss)		(4,582,306)
Change in net unrealized appreciation (depreciation) on: Investment securities	21,990,161
Assets and liabilities in foreign currencies	23,864
Total change in net unrealized appreciation (depreciation)		22,014,025
Net gain (loss)		17,431,719
Net increase (decrease) in net assets resulting from operations		$ 17,695,070

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 263,351	$ 835,466
Net realized gain (loss)	(4,582,306)	(197,252,325)
Change in net unrealized appreciation (depreciation)	22,014,025	58,030,820
Net increase (decrease) in net assets resulting from operations	17,695,070	(138,386,039)
Distributions to shareholders from net investment income	(1,624,483)	-
Share transactions - net increase (decrease)	(3,819,813)	34,309,374
Total increase (decrease) in net assets	12,250,774	(104,076,665)
Net Assets
Beginning of period	376,453,489	480,530,154
End of period (including distributions in excess of net investment income of $546,981 and undistributed net investment income of $814,151, respectively)	$ 388,704,263	$ 376,453,489

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 16.21	$ 13.44	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.08	-	(.10)
Net realized and unrealized gain (loss)	.57	(4.07)	2.77	3.54
Total from investment operations	.60	(3.99)	2.77	3.44
Distributions from net investment income	(.11)	-	-	-
Net asset value, end of period	$ 12.71	$ 12.22	$ 16.21	$ 13.44
Total Return B, C, D	4.95%	(24.61)%	20.61%	34.40%
Ratios to Average Net Assets G
Expenses before expense reductions	1.40% A	1.32%	1.28%	2.42% A
Expenses net of voluntary waivers, if any	1.40% A	1.32%	1.28%	1.75% A
Expenses net of all reductions	1.30% A	1.26%	1.24%	1.70% A
Net investment income (loss)	.50% A	.56%	- %	(.94)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 26,247	$ 24,371	$ 30,340	$ 4,493
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 12.13	$ 16.13	$ 13.40	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.05	(.02)	(.13)
Net realized and unrealized gain (loss)	.56	(4.05)	2.75	3.53
Total from investment operations	.58	(4.00)	2.73	3.40
Distributions from net investment income	(.08)	-	-	-
Net asset value, end of period	$ 12.63	$ 12.13	$ 16.13	$ 13.40
Total Return B, C, D	4.81%	(24.80)%	20.37%	34.00%
Ratios to Average Net Assets G
Expenses before expense reductions	1.58% A	1.49%	1.46%	2.62% A
Expenses net of voluntary waivers, if any	1.58% A	1.49%	1.46%	2.00% A
Expenses net of all reductions	1.48% A	1.43%	1.42%	1.95% A
Net investment income (loss)	.32% A	.39%	(.18)%	(1.19)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 203,185	$ 197,288	$ 249,999	$ 31,971
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.96	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.02)	(.09)	(.19)
Net realized and unrealized gain (loss)	.55	(4.02)	2.74	3.54
Total from investment operations	.54	(4.04)	2.65	3.35
Net asset value, end of period	$ 12.50	$ 11.96	$ 16.00	$ 13.35
Total Return B, C, D	4.52%	(25.25)%	19.85%	33.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.13% A	2.05%	2.02%	3.16% A
Expenses net of voluntary waivers, if any	2.13% A	2.05%	2.02%	2.50% A
Expenses net of all reductions	2.03% A	1.99%	1.98%	2.45% A
Net investment income (loss)	(.23)% A	(.18)%	(.74)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 91,985	$ 90,157	$ 120,934	$ 17,163
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.97	$ 16.00	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.01)	(.08)	(.19)
Net realized and unrealized gain (loss)	.56	(4.02)	2.73	3.54
Total from investment operations	.55	(4.03)	2.65	3.35
Distributions from net investment income	(.01)	-	-	-
Net asset value, end of period	$ 12.51	$ 11.97	$ 16.00	$ 13.35
Total Return B, C, D	4.60%	(25.19)%	19.85%	33.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.04% A	1.96%	1.95%	3.12% A
Expenses net of voluntary waivers, if any	2.04% A	1.96%	1.95%	2.50% A
Expenses net of all reductions	1.95% A	1.90%	1.91%	2.45% A
Net investment income (loss)	(.14)% A	(.09)%	(.67)%	(1.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 61,813	$ 60,035	$ 76,639	$ 9,224
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.33	$ 16.30	$ 13.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.06	.13	.04	(.08)
Net realized and unrealized gain (loss)	.57	(4.10)	2.79	3.55
Total from investment operations	.63	(3.97)	2.83	3.47
Distributions from net investment income	(.19)	-	-	-
Net asset value, end of period	$ 12.77	$ 12.33	$ 16.30	$ 13.47
Total Return B, C	5.18%	(24.36)%	21.01%	34.70%
Ratios to Average Net Assets F
Expenses before expense reductions	.90% A	.95%	.96%	2.27% A
Expenses net of voluntary waivers, if any	.90% A	.95%	.96%	1.50% A
Expenses net of all reductions	.81% A	.89%	.92%	1.45% A
Net investment income (loss)	.99% A	.93%	.32%	(.69)% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,475	$ 4,603	$ 2,619	$ 798
Portfolio turnover rate	310% A	313%	411%	381% A

A Annualized BTotal returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period December 28, 1998 (commencement of operations) to November 30, 1999. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes, if any, under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 31,895	$ 82
Class T	.25%	.25%	503,204	1,880
Class B	.75%	.25%	459,477	344,960
Class C	.75%	.25%	307,393	36,878
			$ 1,301,969	$ 383,800

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 69,548	$ 17,073
Class T	122,165	22,905
Class B*	120,053	120,053
Class C*	2,694	2,694
	$ 314,460	$ 162,725

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 59,137	.46*
Class T	393,545	.39*
Class B	202,419	.44*
Class C	109,158	.35*
Institutional Class	5,683	.22*
	$ 769,942

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc.(FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $139,384 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. At the end of the period there were no security loans outstanding.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $186,732 of the fund's expenses.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	SIx months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 218,119	$ -
Class T	1,286,196	-
Class C	49,781	-
Institutional Class	70,387	-
Total	$ 1,624,483	$ -

Semiannual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31,	Year ended November 30,	Six months ended May 31,	Year ended November 30,
	2002	2001	2002	2001
Class A Shares sold	378,363	1,124,692	$ 4,689,456	$ 16,750,656
Reinvestment of distributions	17,381	-	211,183	-
Shares redeemed	(324,723)	(1,001,262)	(4,040,974)	(13,859,147)
Net increase (decrease)	71,021	123,430	$ 859,665	$ 2,891,509
Class T Shares sold	2,355,115	9,441,481	$ 29,311,994	$ 136,444,689
Reinvestment of distributions	103,559	-	1,250,989	-
Shares redeemed	(2,639,047)	(8,668,166)	(32,809,538)	(116,547,570)
Net increase (decrease)	(180,373)	773,315	$ (2,246,555)	$ 19,897,119
Class B Shares sold	602,481	2,335,984	$ 7,457,093	$ 33,982,241
Reinvestment of distributions	-	-	-	-
Shares redeemed	(784,844)	(2,355,479)	(9,683,727)	(31,148,732)
Net increase (decrease)	(182,363)	(19,495)	$ (2,226,634)	$ 2,833,509
Class C Shares sold	567,198	2,264,032	$ 7,003,847	$ 32,613,761
Reinvestment of distributions	3,817	-	45,765	-
Shares redeemed	(645,394)	(2,037,459)	(7,947,575)	(26,416,563)
Net increase (decrease)	(74,379)	226,573	$ (897,963)	$ 6,197,198
Institutional Class Shares sold	89,740	695,401	$ 1,124,381	$ 8,788,667
Reinvestment of distributions	997	-	12,148	-
Shares redeemed	(35,392)	(482,790)	(444,855)	(6,298,628)
Net increase (decrease)	55,345	212,611	$ 691,674	$ 2,490,039

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Celtic PLC	$ -	$6,022,787	$ -	$ -

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.00
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.00
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.00
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.00
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.00
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.00
	# of Votes Cast	% of Votes Cast
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.00
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.00
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.00
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.00
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.00
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.00
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.00
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.00

*Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	179,652,963.66	92.937
Against	5,181,393.30	2.680
Abstain	8,472,533.91	4.383
TOTAL	193,306,890.87	100.00
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	163,472,994.91	90.080
Against	6,098,499.30	3.361
Abstain	11,902,865.05	6.559
TOTAL	181,474,359.26	100.00
Broker Non-Votes	11,832,531.61
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	162,916,224.85	89.774
Against	6,167,267.88	3.398
Abstain	12,390,866.53	6.828
TOTAL	181,474,359.26	100.00
Broker Non-Votes	11,832,531.61

Semiannual Report

Semiannual Report

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ARGI-SANN-0702 157397
1.721260.104

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Equity Growth

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market value.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Equity Growth Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Growth - CL A	-10.40%	-20.66%	38.49%	221.03%
Fidelity Adv Equity Growth - CL A (incl. 5.75% sales charge)	-15.55%	-25.22%	30.52%	202.57%
Russell 3000 ® Growth Index	-12.30%	-20.49%	11.67%	144.26%
Growth Funds Average	-6.67%	-16.35%	28.86%	177.98%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Russell 3000® Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL A	-20.66%	6.73%	12.37%
Fidelity Adv Equity Growth - CL A (incl. 5.75% sales charge)	-25.22%	5.47%	11.71%
Russell 3000 Growth Index	-20.49%	2.23%	9.34%
Growth Funds Average	-16.35%	4.74%	10.16%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Class A on May 31, 1992, and the current 5.75% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $30,257 - a 202.57% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,426 - a 144.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month, one year, five year and 10 year cumulative total returns for the large-cap core funds average were -6.06%, -15.23%, 24.99%, and 167.43%, respectively; and the one year, five year and 10 year average annual total returns were -15.23%, 4.39%, and 10.13%, respectively. The six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -7.17%, -16.65%, 24.88%, and 166.09%, respectively; and the one year, five year and 10 year average annual total returns were -16.65%, 4.29%, and 10.03%, respectively.

Semiannual Report

Fidelity Advisor Equity Growth Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996) that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL T	-10.49%	-20.90%	37.18%	218.35%
Fidelity Adv Equity Growth - CL T (incl. 3.50% sales charge)	-13.62%	-23.67%	32.38%	207.21%
Russell 3000 Growth Index	-12.30%	-20.49%	11.67%	144.26%
Growth Funds Average	-6.67%	-16.35%	28.86%	177.98%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL T	-20.90%	6.53%	12.28%
Fidelity Adv Equity Growth - CL T (incl. 3.50% sales charge)	-23.67%	5.77%	11.88%
Russell 3000 Growth Index	-20.49%	2.23%	9.34%
Growth Funds Average	-16.35%	4.74%	10.16%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class T on May 31, 1992, and the current 3.50% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $30,721 - a 207.21% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,426 - a 144.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month, one year, five year and 10 year cumulative total returns for the large-cap core funds average were -6.06%, -15.23%, 24.99%, and 167.43%, respectively; and the one year, five year and 10 year average annual total returns were -15.23%, 4.39%, and 10.13%, respectively. The six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -7.17%, -16.65%, 24.88%, and 166.09%, respectively; and the one year, five year and 10 year average annual total returns were -16.65%, 4.29%, and 10.03%, respectively.

Semiannual Report

Fidelity Advisor Equity Growth Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after December 31, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B's contingent deferred sales charge included in the past six months, past one year, past five year, and past 10 year total return figures are 5%, 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL B	-10.76%	-21.37%	33.30%	208.33%
Fidelity Adv Equity Growth - CL B (incl. contingent deferred sales charge)	-15.22%	-25.30%	31.48%	208.33%
Russell 3000 Growth Index	-12.30%	-20.49%	11.67%	144.26%
Growth Funds Average	-6.67%	-16.35%	28.86%	177.98%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL B	-21.37%	5.92%	11.92%
Fidelity Adv Equity Growth - CL B (incl. contingent deferred sales charge)	-25.30%	5.63%	11.92%
Russell 3000 Growth Index	-20.49%	2.23%	9.34%
Growth Funds Average	-16.35%	4.74%	10.16%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class B on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $30,833 - a 208.33% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,426 - a 144.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month, one year, five year and 10 year cumulative total returns for the large-cap core funds average were -6.06%, -15.23%, 24.99%, and 167.43%, respectively; and the one year, five year and 10 year average annual total returns were -15.23%, 4.39%, and 10.13%, respectively. The six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -7.17%, -16.65%, 24.88%, and 166.09%, respectively; and the one year, five year and 10 year average annual total returns were -16.65%, 4.29%, and 10.03%, respectively.

Semiannual Report

Fidelity Advisor Equity Growth Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T shares, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past six months, past one year, past five year, and past 10 year total return figures are 1%, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL C	-10.73%	-21.33%	33.48%	208.76%
Fidelity Adv Equity Growth - CL C (incl. contingent deferred sales charge)	-11.63%	-22.12%	33.48%	208.76%
Russell 3000 Growth Index	-12.30%	-20.49%	11.67%	144.26%
Growth Funds Average	-6.67%	-16.35%	28.86%	177.98%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL C	-21.33%	5.95%	11.93%
Fidelity Adv Equity Growth - CL C (incl. contingent deferred sales charge)	-22.12%	5.95%	11.93%
Russell 3000 Growth Index	-20.49%	2.23%	9.34%
Growth Funds Average	-16.35%	4.74%	10.16%

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth - Class C on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $30,876 - a 208.76% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,426 - a 144.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month, one year, five year and 10 year cumulative total returns for the large-cap core funds average were -6.06%, -15.23%, 24.99%, and 167.43%, respectively; and the one year, five year and 10 year average annual total returns were -15.23%, 4.39%, and 10.13%, respectively. The six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -7.17%, -16.65%, 24.88%, and 166.09%, respectively; and the one year, five year and 10 year average annual total returns were -16.65%, 4.29%, and 10.03%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Advisor Equity Growth Fund

Q. How did the fund perform, Jennifer?

A. For the six months that ended May 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -10.40%, -10.49%, -10.76% and -10.73%, respectively. The Russell 3000 Growth Index returned -12.30% during the same period, while the growth funds average, as tracked by Lipper Inc., returned -6.67%. For the 12-month period ended May 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -20.66%, -20.90%, -21.37% and -21.33%, respectively. The Russell 3000 Growth Index and the peer average returned -20.49% and -16.35%, respectively.

Q. What key factors influenced the fund's performance during the six-month period?

A. The fund was hurt by its exposure to the technology sector, particularly relative to its average peer. Technology stocks were hit hard by the events of September 11th, and I took advantage of this weakness by adding to the sector, especially in the semiconductor area. Initially, this strategy worked well as the group recovered from its oversold levels and the economy appeared to show signs of improvement. However, later in the period the stocks sold off as end-demand failed to materialize. Thus, while the fund benefited from good stock picking within the technology sector, the higher exposure to the group hurt overall. Relative to its index, the fund benefited from good stock picking within the energy and consumer nondurables groups, while several holdings in the biotechnology and telecommunications areas detracted.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Can you elaborate on your technology strategy?

A. During the "bubble" years of the late-
1990s, many technology companies ramped up production in an effort to keep pace with huge demand from customers. When this demand dropped, these companies were unable to cut production fast enough and, consequently, found themselves with significant excess inventories. This meant they were forced to produce below-end-demand levels in order to reduce these excess supplies. During the past six months, many companies reached a better inventory/demand balance and actually increased production to match end-demand. This helped not only semiconductor producers but also the companies that supply them with new machines for manufacturing, including Applied Materials and KLA-Tencor. These stocks performed well for the fund, but this encouraging trend proved to be short-lived as end-demand failed to accelerate.

Q. Consumer-staples stocks held up nicely during the period. Why, and how did the fund take advantage?

A. In periods of economic weakness, companies that produce basic goods such as soda, laundry detergent and cigarettes, tend to outperform. These companies are typically resilient to economic downturns since their products are not expensive, and people tend to regard them as essentials. If you're worried about your job, for example, you might forego the new car but you're probably going to keep washing your clothes. In addition, these companies have historically generated free cash flow, which provided investors some comfort, particularly in light of the Enron bankruptcy. As a result, the fund benefited from holdings in Coca-Cola, Procter & Gamble and Philip Morris.

Q. Did you pursue any specific themes?

A. I increased the fund's exposure to defense stocks during the period, mostly due to the fact that the defense budget is on the rise and we have bipartisan political support in favor of strengthening the defense industry. Some of the names I added to included Lockheed Martin, Northrop Grumman and General Dynamics, all of which performed very well during the period.

Q. Which other stocks performed well? Which ones proved disappointing?

A. American Express was the fund's best performer during the period, as the company - which is sensitive to both consumer spending and travel - bounced back nicely following September 11. Energy stock Weatherford International also fared well, mostly due to favorable oil prices. On the negative side, the fund's investments in biotechnology stocks such as Elan and Millennium Pharmaceuticals hurt, as did ill-timed investments in Qwest Communications and Kmart, the latter of which was no longer held by the fund at the end of the period.

Semiannual Report

Q. What's your outlook, Jennifer?

A. The most important thing I'll be looking for is a rotation back into capital goods, namely technology. I think we'll eventually see a recovery in corporate profits - stimulated by consumer spending - that could result in orders for production equipment. As I see it, the biggest risk in the market right now is the possibility that consumer spending runs out of gas without stimulating a recovery on the capital goods side. If this occurs, the economy could slow down again.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to achieve capital appreciation by investing primarily in common stock of companies with above-average growth characteristics

Start date: November 22, 1983

Size: as of May 31, 2002, more than $11.1 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Jennifer Uhrig expands on the market's strange behavior:

"One dichotomy in the market during the period was the difference in behavior between consumer staples and pharmaceutical stocks. Both of these groups usually outperform in a weak economy because their products are generally non-discretionary, which can lead to relatively stable earnings. During this particular six-month period, however, consumer staples - including companies such as Gillette, Coke and Philip Morris - performed very well and the drug stocks struggled. The reason for this is that while the consumer staples companies saw earnings come through, drug company earnings were disappointing due to patent expirations, delays in drug approvals and manufacturing problems. As a result, we had two non-cyclical groups trading on opposite ends of the market spectrum.

"The positive aspect is that drug stock valuations have become so depressed that it's hard to overlook their potential for growth going forward. The industry has a lot going for it, including the hugely positive demographic trend of an aging population, which will require more drugs. As patent expirations subside and new drugs are approved, earnings growth could improve. With this in mind, I added to several of the fund's drug-stock holdings late in the period, most notably Pfizer and Merck. There simply haven't been many opportunities in recent years to purchase drug stocks at such a discount to the overall market."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.3	6.3
Pfizer, Inc.	4.4	5.0
Intel Corp.	4.1	4.4
Wal-Mart Stores, Inc.	2.8	2.4
American International Group, Inc.	2.4	1.9
The Coca-Cola Co.	2.2	1.2
Johnson & Johnson	2.1	1.2
Merck & Co., Inc.	2.1	0.9
Home Depot, Inc.	1.9	1.0
General Electric Co.	1.8	2.9
	29.1
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.8	31.6
Health Care	19.7	20.1
Consumer Discretionary	17.5	14.8
Industrials	10.4	8.9
Financials	9.3	10.7
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks 99.5%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	3.4%	** Foreign investments	6.1%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 17.5%
Automobiles - 0.1%
Nissan Motor Co. Ltd.	1,714,000	$ 12,427
Hotels, Restaurants & Leisure - 1.8%
Brinker International, Inc. (a)	1,167,800	39,180
Darden Restaurants, Inc.	648,900	16,307
Harrah's Entertainment, Inc. (a)	782,900	37,305
Mandalay Resort Group (a)	902,700	29,428
MGM Mirage, Inc. (a)	476,100	17,944
Wendys International, Inc.	655,600	24,893
Yum! Brands, Inc. (a)	629,000	40,193
		205,250
Household Durables - 2.1%
Black & Decker Corp.	841,950	40,237
Centex Corp.	315,100	16,937
D.R. Horton, Inc.	963,747	23,631
Leggett & Platt, Inc.	1,093,800	28,789
Lennar Corp.	234,240	12,818
Maytag Corp.	701,040	31,400
Nintendo Co. Ltd.	83,800	11,570
Pulte Homes, Inc.	453,300	24,582
Sony Corp.	213,900	12,430
Whirlpool Corp.	412,400	29,445
		231,839
Leisure Equipment & Products - 0.9%
Brunswick Corp.	813,400	21,636
Mattel, Inc.	3,462,900	73,552
		95,188
Media - 4.3%
AOL Time Warner, Inc. (a)	5,951,147	111,286
Charter Communications, Inc. Class A (a)	3,203,000	22,325
Comcast Corp. Class A (special) (a)	2,393,000	67,387
Cox Communications, Inc. Class A (a)	965,200	32,469
E.W. Scripps Co. Class A	455,400	34,925
Interpublic Group of Companies, Inc.	1,297,400	42,814
Lamar Advertising Co. Class A (a)	1,550,400	66,683
Viacom, Inc. Class B (non-vtg.) (a)	2,032,790	99,525
		477,414
Multiline Retail - 4.2%
Family Dollar Stores, Inc.	1,083,200	38,995
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Kohls Corp. (a)	997,200	$ 74,790
Saks, Inc. (a)	1,446,700	20,196
Target Corp.	472,800	19,598
Wal-Mart Stores, Inc.	5,716,600	309,268
		462,847
Specialty Retail - 4.0%
AutoZone, Inc. (a)	548,000	44,854
Best Buy Co., Inc. (a)	1,493,280	68,990
Home Depot, Inc.	4,972,950	207,322
Lowe's Companies, Inc.	2,586,400	121,975
		443,141
Textiles, Apparel & Lux. Goods - 0.1%
NIKE, Inc. Class B	317,600	17,071
TOTAL CONSUMER DISCRETIONARY		1,945,177
CONSUMER STAPLES - 7.5%
Beverages - 3.5%
Coca-Cola Enterprises, Inc.	1,045,200	22,733
Pepsi Bottling Group, Inc.	1,216,900	40,182
PepsiCo, Inc.	1,673,805	87,004
The Coca-Cola Co.	4,383,200	243,531
		393,450
Food & Drug Retailing - 0.4%
CVS Corp.	1,433,600	45,918
Food Products - 0.4%
Kraft Foods, Inc. Class A	999,100	42,971
Household Products - 0.6%
Procter & Gamble Co.	765,740	68,572
Personal Products - 0.8%
Gillette Co.	2,385,500	84,852
Tobacco - 1.8%
Loews Corp. - Carolina Group	896,700	28,919
Philip Morris Companies, Inc.	2,895,700	165,779
		194,698
TOTAL CONSUMER STAPLES		830,461
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.0%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	1,120,730	$ 41,075
BJ Services Co. (a)	1,128,240	42,332
Cooper Cameron Corp. (a)	390,900	21,996
ENSCO International, Inc.	403,900	13,228
Global Industries Ltd. (a)	2,749,200	20,504
Grant Prideco, Inc. (a)	33,800	507
Nabors Industries, Inc. (a)	762,690	33,482
National-Oilwell, Inc. (a)	1,045,700	26,707
Noble Corp. (a)	578,500	24,771
Schlumberger Ltd. (NY Shares)	638,800	32,988
Smith International, Inc. (a)	416,900	30,592
Tidewater, Inc.	719,100	29,303
Transocean, Inc.	847,950	32,366
Varco International, Inc. (a)	1,188,300	24,039
Weatherford International, Inc. (a)	980,100	49,348
		423,238
Oil & Gas - 0.2%
Noble Energy, Inc.	423,000	16,142
TOTAL ENERGY		439,380
FINANCIALS - 9.3%
Banks - 0.8%
Bank of America Corp.	158,100	11,986
Bank One Corp.	1,496,700	60,811
Fifth Third Bancorp	166,600	10,857
		83,654
Diversified Financials - 5.0%
American Express Co.	2,657,612	112,975
Charles Schwab Corp.	4,087,950	49,423
Citigroup, Inc.	2,217,023	95,731
Fannie Mae	584,000	46,726
Freddie Mac	922,600	60,476
Goldman Sachs Group, Inc.	565,000	42,629
Lehman Brothers Holdings, Inc.	354,200	21,606
Merrill Lynch & Co., Inc.	1,275,100	51,909
Morgan Stanley Dean Witter & Co.	1,334,100	60,648
Nomura Holdings, Inc.	917,000	14,756
		556,879
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 3.5%
AFLAC, Inc.	1,552,000	$ 49,912
American International Group, Inc.	3,919,899	262,516
Hartford Financial Services Group, Inc.	530,700	35,026
Prudential Financial, Inc.	1,190,400	41,057
		388,511
TOTAL FINANCIALS		1,029,044
HEALTH CARE - 19.7%
Biotechnology - 1.5%
Abgenix, Inc. (a)	244,800	3,158
Alkermes, Inc. (a)	1,040,400	20,225
Amgen, Inc. (a)	932,578	44,419
Cambridge Antibody Technology Group PLC (a)	906,876	15,369
Cephalon, Inc. (a)	412,700	22,112
Geneprot, Inc. (c)	664,000	7,304
Gilead Sciences, Inc. (a)	341,300	12,171
Millennium Pharmaceuticals, Inc. (a)	1,753,400	26,459
Protein Design Labs, Inc. (a)	1,284,920	14,610
		165,827
Health Care Equipment & Supplies - 2.7%
Baxter International, Inc.	1,277,000	68,575
Boston Scientific Corp. (a)	2,112,900	58,844
Medtronic, Inc.	2,549,800	117,673
St. Jude Medical, Inc. (a)	273,600	23,092
Zimmer Holdings, Inc. (a)	885,925	30,990
		299,174
Health Care Providers & Services - 1.8%
McKesson Corp.	2,717,000	101,888
Tenet Healthcare Corp. (a)	959,000	71,446
UnitedHealth Group, Inc.	267,100	24,253
		197,587
Pharmaceuticals - 13.7%
Abbott Laboratories	2,187,300	103,897
Allergan, Inc.	364,900	23,025
Bristol-Myers Squibb Co.	2,730,940	84,987
Elan Corp. PLC sponsored ADR (a)	3,631,530	35,807
Eli Lilly & Co.	171,900	11,122
ImClone Systems, Inc. (a)	347,017	3,352
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	3,781,400	$ 231,989
Merck & Co., Inc.	3,999,300	228,360
Pfizer, Inc.	14,277,925	494,016
Pharmacia Corp.	985,200	42,551
Schering-Plough Corp.	3,057,700	80,876
Wyeth	3,398,400	188,611
		1,528,593
TOTAL HEALTH CARE		2,191,181
INDUSTRIALS - 10.4%
Aerospace & Defense - 2.3%
Boeing Co.	808,110	34,466
General Dynamics Corp.	454,300	45,703
Lockheed Martin Corp.	1,904,770	118,191
Northrop Grumman Corp.	322,800	39,159
Precision Castparts Corp.	490,100	17,207
		254,726
Airlines - 1.7%
AMR Corp. (a)	1,970,800	41,288
Continental Airlines, Inc. Class B (a)	1,192,400	26,555
Delta Air Lines, Inc.	2,519,100	66,126
Northwest Airlines Corp. (a)	1,663,219	27,809
UAL Corp.	2,313,200	28,198
		189,976
Building Products - 0.1%
Masco Corp.	453,100	12,080
Commercial Services & Supplies - 3.5%
Automatic Data Processing, Inc.	1,530,500	79,464
Cintas Corp.	559,200	29,196
Concord EFS, Inc. (a)	2,842,900	88,897
First Data Corp.	1,228,600	97,305
Herman Miller, Inc.	710,210	16,662
Paychex, Inc.	1,179,900	40,884
Robert Half International, Inc. (a)	921,000	22,730
ServiceMaster Co.	965,100	14,380
		389,518
Construction & Engineering - 0.3%
Fluor Corp.	844,380	31,749
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.1%
Aura Systems, Inc. warrants 5/31/05 (a)	37	$ 0
Energizer Holdings, Inc. (a)	461,900	12,448
		12,448
Industrial Conglomerates - 2.4%
General Electric Co.	6,593,070	205,308
Tyco International Ltd.	2,861,500	62,810
		268,118
TOTAL INDUSTRIALS		1,158,615
INFORMATION TECHNOLOGY - 28.8%
Communications Equipment - 2.1%
Brocade Communications System, Inc. (a)	1,979,500	38,897
Cisco Systems, Inc. (a)	7,820,300	123,404
Emulex Corp. (a)	138,900	4,182
Lucent Technologies, Inc.	6,340,800	29,485
Motorola, Inc.	2,399,700	38,371
		234,339
Computers & Peripherals - 3.3%
Apple Computer, Inc. (a)	2,322,600	54,117
Dell Computer Corp. (a)	5,088,600	136,629
EMC Corp. (a)	5,211,100	37,780
International Business Machines Corp.	680,230	54,725
Network Appliance, Inc. (a)	2,641,100	34,361
Sun Microsystems, Inc. (a)	8,104,900	55,843
		373,455
Electronic Equipment & Instruments - 1.6%
Agilent Technologies, Inc. (a)	2,422,470	63,881
Amphenol Corp. Class A (a)	632,600	28,435
Arrow Electronics, Inc. (a)	425,700	10,651
AU Optronics Corp. sponsored ADR	1,276,000	15,057
Avnet, Inc.	296,100	6,849
PerkinElmer, Inc.	452,800	6,326
Sanmina-SCI Corp. (a)	1,680,800	19,329
Waters Corp. (a)	1,008,700	26,892
		177,420
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.7%
Overture Services, Inc. (a)	1,082,729	$ 20,951
Yahoo!, Inc. (a)	3,326,000	53,283
		74,234
Semiconductor Equipment & Products - 13.6%
Advanced Micro Devices, Inc. (a)	2,463,700	28,160
Agere Systems, Inc. Class A (a)	10,817,100	33,749
Altera Corp. (a)	2,802,850	50,535
Analog Devices, Inc. (a)	2,041,100	74,745
Applied Materials, Inc. (a)	1,888,200	41,880
ASML Holding NV (NY Shares) (a)	2,671,200	49,524
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,011,800	45,064
Integrated Circuit Systems, Inc. (a)	1,234,980	25,737
Integrated Device Technology, Inc. (a)	1,058,100	26,918
Intel Corp.	16,404,900	453,103
International Rectifier Corp. (a)	443,000	20,808
Intersil Corp. Class A (a)	2,105,716	50,579
KLA-Tencor Corp. (a)	963,980	50,252
LAM Research Corp. (a)	1,299,200	29,544
Lattice Semiconductor Corp. (a)	1,279,900	13,695
Micron Technology, Inc. (a)	2,643,400	62,331
National Semiconductor Corp. (a)	1,022,500	31,391
Novellus Systems, Inc. (a)	509,000	21,622
NVIDIA Corp. (a)	1,356,620	45,393
PMC-Sierra, Inc. (a)	735,100	10,453
QLogic Corp. (a)	487,000	22,266
Semtech Corp. (a)	798,600	26,258
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,823,800	46,819
Teradyne, Inc. (a)	1,744,384	47,238
Texas Instruments, Inc.	3,629,400	104,055
United Microelectronics Corp. sponsored ADR	4,497,700	38,230
Vitesse Semiconductor Corp. (a)	1,931,300	9,713
Xilinx, Inc. (a)	1,527,100	53,846
		1,513,908
Software - 7.5%
Adobe Systems, Inc.	612,800	22,122
BEA Systems, Inc. (a)	2,279,085	24,523
Compuware Corp. (a)	3,619,800	26,678
Electronic Arts, Inc. (a)	807,016	51,649
Microsoft Corp. (a)	11,507,400	585,838
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Network Associates, Inc. (a)	483,100	$ 9,348
Oracle Corp. (a)	2,198,930	17,416
Red Hat, Inc. (a)	2,816,100	13,545
Symantec Corp. (a)	418,200	14,374
Synopsys, Inc. (a)	1,306,076	65,878
		831,371
TOTAL INFORMATION TECHNOLOGY		3,204,727
MATERIALS - 0.8%
Chemicals - 0.5%
Lyondell Chemical Co.	2,899,640	47,612
Construction Materials - 0.1%
Lafarge North America, Inc.	324,024	13,577
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	676,500	11,839
Metals & Mining - 0.1%
Arch Coal, Inc.	253,500	5,957
Massey Energy Corp.	451,600	5,916
		11,873
TOTAL MATERIALS		84,901
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
AT&T Corp.	3,811,800	45,627
KT Corp. sponsored ADR	1,025,900	24,314
Qwest Communications International, Inc.	8,378,000	43,230
TeraBeam Networks (c)	47,600	12
Time Warner Telecom, Inc. Class A (a)	1,347,100	3,044
		116,227
Wireless Telecommunication Services - 0.2%
SK Telecom Co. Ltd. sponsored ADR	521,400	12,920
Vodafone Group PLC	6,565,907	9,803
		22,723
TOTAL TELECOMMUNICATION SERVICES		138,950
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.3%
Electric Utilities - 0.3%
AES Corp. (a)	5,641,100	$ 36,949
TOTAL COMMON STOCKS (Cost $10,622,619)		11,059,385
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,250)	72,500	73
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 1.85% (b)	83,445,213	83,445
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	133,963,152	133,963
TOTAL MONEY MARKET FUNDS (Cost $217,408)		217,408
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $10,841,277)		11,276,866
NET OTHER ASSETS - (1.5)%		(162,747)
NET ASSETS - 100%		$ 11,114,119
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 1,250
Geneprot, Inc.	7/7/00	$ 3,652
TeraBeam Networks	4/7/00	$ 179
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,561,150,000 and $5,369,116,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $484,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,389,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $16,981,000. The weighted average interest rate was 1.87%. Interest expense includes $4,000 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,860,000. The weighted average interest rate was 1.94%. Interest expense includes $1,000 paid under the bank borrowing program.

The fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $3,962,000.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $10,979,442,000. Net unrealized appreciation aggregated $297,424,000, of which $1,640,483,000 related to appreciated investment securities and $1,343,059,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $2,158,179,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $135,591,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $134,817) (cost $10,841,277) - See accompanying schedule		$ 11,276,866
Receivable for investments sold		36,913
Receivable for fund shares sold		5,779
Dividends receivable		7,096
Interest receivable		136
Other receivables		93
Total assets		11,326,883
Liabilities
Payable for investments purchased	$ 20,021
Payable for fund shares redeemed	47,661
Accrued management fee	5,505
Distribution fees payable	4,667
Other payables and accrued expenses	947
Collateral on securities loaned, at value	133,963
Total liabilities		212,764
Net Assets		$ 11,114,119
Net Assets consist of:
Paid in capital		$ 13,630,233
Accumulated net investment (loss)		(37,689)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,914,037)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		435,612
Net Assets		$ 11,114,119

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($596,192 ÷ 13,871 shares)	$ 42.98
Maximum offering price per share (100/94.25 of $42.98)	$ 45.60
Class T: Net Asset Value and redemption price per share ($6,167,561 ÷ 142,297 shares)	$ 43.34
Maximum offering price per share (100/96.50 of $43.34)	$ 44.91
Class B: Net Asset Value and offering price per share ($1,532,536 ÷ 36,894 shares) A	$ 41.54
Class C: Net Asset Value and offering price per share ($672,310 ÷ 15,945 shares) A	$ 42.16
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,145,520 ÷ 47,829 shares)	$ 44.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 39,219
Interest		849
Security lending		321
Total income		40,389
Expenses
Management fee	$ 34,692
Transfer agent fees	13,487
Distribution fees	30,149
Accounting and security lending fees	488
Non-interested trustees' compensation	33
Custodian fees and expenses	102
Registration fees	229
Audit	32
Legal	62
Interest	5
Miscellaneous	726
Total expenses before reductions	80,005
Expense reductions	(1,927)	78,078
Net investment income (loss)		(37,689)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(520,766)
Foreign currency transactions	69
Total net realized gain (loss)		(520,697)
Change in net unrealized appreciation (depreciation) on: Investment securities	(740,972)
Assets and liabilities in foreign currencies	28
Total change in net unrealized appreciation (depreciation)		(740,944)
Net gain (loss)		(1,261,641)
Net increase (decrease) in net assets resulting from operations		$ (1,299,330)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (37,689)	$ (54,685)
Net realized gain (loss)	(520,697)	(2,086,861)
Change in net unrealized appreciation (depreciation)	(740,944)	(682,479)
Net increase (decrease) in net assets resulting from operations	(1,299,330)	(2,824,025)
Distributions to shareholders from net realized gain	-	(812,042)
Share transactions - net increase (decrease)	208,054	1,102,220
Total increase (decrease) in net assets	(1,091,276)	(2,533,847)
Net Assets
Beginning of period	12,205,395	14,739,242
End of period (including accumulated net investment loss of $37,689 and $0, respectively)	$ 11,114,119	$ 12,205,395

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 47.97	$ 62.16	$ 69.26	$ 58.14	$ 51.69	$ 44.80
Income from Invest- ment Operations
Net investment income (loss) E	(.10)	(.11)	(.26)	(.14)	(.13)	(.06)
Net realized and unrealized gain (loss)	(4.89)	(10.63)	(1.18)	18.28	12.76	8.54
Total from investment operations	(4.99)	(10.74)	(1.44)	18.14	12.63	8.48
Distributions from net investment income	-	-	-	-	(.03)	(.36)
Distributions from net realized gain	-	(3.45)	(5.66)	(7.02)	(6.15)	(1.23)
Total distributions	-	(3.45)	(5.66)	(7.02)	(6.18)	(1.59)
Net asset value, end of period	$ 42.98	$ 47.97	$ 62.16	$ 69.26	$ 58.14	$ 51.69
Total Return B, C, D	(10.40)%	(18.27)%	(2.63)%	34.67%	28.21%	19.73%
Ratios to Average Net Assets F
Expenses before expense reductions	1.15% A	1.12%	1.08%	1.09%	1.12%	1.34%
Expenses net of voluntary waivers, if any	1.15% A	1.12%	1.08%	1.09%	1.12%	1.32%
Expenses net of all reductions	1.11% A	1.09%	1.06%	1.08%	1.10%	1.30%
Net investment income (loss)	(.44)% A	(.20)%	(.37)%	(.23)%	(.26)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 596	$ 613	$ 656	$ 403	$ 92	$ 29
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 48.42	$ 62.88	$ 69.95	$ 58.59	$ 51.97	$ 44.81
Income from Invest- ment Operations
Net investment income (loss) E	(.14)	(.20)	(.41)	(.27)	(.21)	(.04)
Net realized and unrealized gain (loss)	(4.94)	(10.81)	(1.19)	18.49	12.87	8.60
Total from investment operations	(5.08)	(11.01)	(1.60)	18.22	12.66	8.56
Distributions from net investment income	-	-	-	-	-	(.17)
Distributions from net realized gain	-	(3.45)	(5.47)	(6.86)	(6.04)	(1.23)
Total distributions	-	(3.45)	(5.47)	(6.86)	(6.04)	(1.40)
Net asset value, end of period	$ 43.34	$ 48.42	$ 62.88	$ 69.95	$ 58.59	$ 51.97
Total Return B, C, D	(10.49)%	(18.51)%	(2.83)%	34.44%	28.00%	19.81%
Ratios to Average Net Assets F
Expenses before expense reductions	1.32% A	1.29%	1.28%	1.29%	1.29%	1.32%
Expenses net of voluntary waivers, if any	1.32% A	1.29%	1.28%	1.29%	1.29%	1.31%
Expenses net of all reductions	1.29% A	1.26%	1.26%	1.28%	1.27%	1.29%
Net investment income (loss)	(.61)% A	(.37)%	(.57)%	(.43)%	(.41)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 6,168	$ 7,120	$ 9,169	$ 8,047	$ 5,187	$ 4,206
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, be- ginning of period	$ 46.55	$ 60.93	$ 68.19	$ 57.50	$ 51.41	$ 41.81
Income from Invest- ment Operations
Net investment income (loss) E	(.28)	(.50)	(.79)	(.60)	(.52)	(.32)
Net realized and unrealized gain (loss)	(4.73)	(10.43)	(1.11)	18.08	12.68	9.95
Total from investment operations	(5.01)	(10.93)	(1.90)	17.48	12.16	9.63
Distributions from net realized gain	-	(3.45)	(5.36)	(6.79)	(6.07)	(.03)
Net asset value, end of period	$ 41.54	$ 46.55	$ 60.93	$ 68.19	$ 57.50	$ 51.41
Total Return B, C, D	(10.76)%	(18.99)%	(3.37)%	33.69%	27.27%	23.05%
Ratios to Average Net Assets G
Expenses before expense reductions	1.94% A	1.90%	1.84%	1.85%	1.88%	2.01% A
Expenses net of voluntary waivers, if any	1.94% A	1.90%	1.84%	1.85%	1.88%	1.93% A
Expenses net of all reductions	1.91% A	1.87%	1.83%	1.84%	1.85%	1.90% A
Net investment income (loss)	(1.23)% A	(.98)%	(1.14)%	(.98)%	(1.01)%	(.73)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,533	$ 1,775	$ 2,269	$ 1,396	$ 307	$ 71
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, be- ginning of period	$ 47.23	$ 61.75	$ 69.07	$ 58.24	$ 51.95	$ 51.84
Income from Invest- ment Operations
Net investment income (loss) E	(.27)	(.47)	(.78)	(.60)	(.54)	(.02)
Net realized and unrealized gain (loss)	(4.80)	(10.60)	(1.13)	18.32	12.87	.13
Total from investment operations	(5.07)	(11.07)	(1.91)	17.72	12.33	.11
Distributions from net realized gain	-	(3.45)	(5.41)	(6.89)	(6.04)	-
Net asset value, end of period	$ 42.16	$ 47.23	$ 61.75	$ 69.07	$ 58.24	$ 51.95
Total Return B, C, D	(10.73)%	(18.97)%	(3.34)%	33.72%	27.30%	0.21%
Ratios to Average Net Assets G
Expenses before expense reductions	1.88% A	1.84%	1.81%	1.82%	1.89%	18.73% A
Expenses net of voluntary waivers, if any	1.88% A	1.84%	1.81%	1.82%	1.89%	1.95% A
Expenses net of all reductions	1.85% A	1.81%	1.80%	1.81%	1.86%	1.89% A
Net investment income (loss)	(1.17)% A	(.92)%	(1.11)%	(.96)%	(1.03)%	(.82)% A
Supplemental Data
Net assets, end of period (in millions)	$ 672	$ 757	$ 901	$ 436	$ 64	$ 1
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 49.97	$ 64.43	$ 71.49	$ 59.71	$ 52.86	$ 45.52
Income from Invest- ment Operations
Net investment income (loss) D	(.01)	.09	(.05)	.05	.06	.22
Net realized and unrealized gain (loss)	(5.10)	(11.10)	(1.24)	18.86	13.08	8.72
Total from investment operations	(5.11)	(11.01)	(1.29)	18.91	13.14	8.94
Distributions from net investment income	-	-	-	-	(.05)	(.37)
Distributions from net realized gain	-	(3.45)	(5.77)	(7.13)	(6.24)	(1.23)
Total distributions	-	(3.45)	(5.77)	(7.13)	(6.29)	(1.60)
Net asset value, end of period	$ 44.86	$ 49.97	$ 64.43	$ 71.49	$ 59.71	$ 52.86
Total Return B, C	(10.23)%	(18.04)%	(2.33)%	35.16%	28.67%	20.46%
Ratios to Average Net Assets E
Expenses before expense reductions	.75% A	.75%	.77%	.78%	.76%	.77%
Expenses net of voluntary waivers, if any	.75% A	.75%	.77%	.78%	.76%	.77%
Expenses net of all reductions	.72% A	.72%	.75%	.77%	.74%	.75%
Net investment income (loss)	(.05)% A	.17%	(.06)%	.08%	.12%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 2,146	$ 1,941	$ 1,745	$ 1,448	$ 1,088	$ 1,032
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 786	$ 4
Class T	.25%	.25%	17,141	174
Class B	.75%	.25%	8,525	6,401
Class C	.75%	.25%	3,697	637
			$ 30,149	$ 7,216

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 540	$ 208
Class T	880	236
Class B*	2,445	2,445
Class C*	56	56
	$ 3,921	$ 2,945

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 905.29
Class T	7,246.21
Class B	2,825.33
Class C	1,008.27
Institutional Class	1,503.15
	$ 13,487

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $844 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $1,918 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $9.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net realized gain
Class A	$ -	$ 36,923
Class T	-	502,238
Class B	-	129,000
Class C	-	50,485
Institutional Class	-	93,396
Total	$ -	$ 812,042

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A
Shares sold	2,868	5,066	$ 134,762	$ 265,815
Reinvestment of distributions	-	588	-	34,416
Shares redeemed	(1,766)	(3,433)	(82,256)	(175,521)
Net increase (decrease)	1,102	2,221	$ 52,506	$ 124,710
Class T
Shares sold	17,389	37,784	$ 822,533	$ 1,999,037
Reinvestment of distributions	-	7,976	-	472,328
Shares redeemed	(22,139)	(44,520)	(1,039,992)	(2,314,652)
Net increase (decrease)	(4,750)	1,240	$ (217,459)	$ 156,713
Class B
Shares sold	2,271	7,051	$ 103,151	$ 366,231
Reinvestment of distributions	-	2,004	-	114,701
Shares redeemed	(3,509)	(8,162)	(157,825)	(400,457)
Net increase (decrease)	(1,238)	893	$ (54,674)	$ 80,475
Class C
Shares sold	2,097	5,002	$ 96,646	$ 261,973
Reinvestment of distributions	-	710	-	41,223
Shares redeemed	(2,182)	(4,269)	(99,591)	(215,872)
Net increase (decrease)	(85)	1,443	$ (2,945)	$ 87,324
Institutional Class
Shares sold	15,116	24,515	$ 728,171	$ 1,300,210
Reinvestment of distributions	-	1,267	-	77,017
Shares redeemed	(6,127)	(14,024)	(297,545)	(724,229)
Net increase (decrease)	8,989	11,758	$ 430,626	$ 652,998

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.00
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.00
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.00
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.00
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.00
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.00
	# of Votes Cast	% of Votes Cast
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.00
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.00
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592	100.00
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.00
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.00
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.00
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.00
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.00
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	2,057,884,308.39	93.419
Against	47,126,220.06	2.139
Abstain	97,851,437.36	4.442
TOTAL	2,202,861,965.81	100.00
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,673,519,303.66	91.006
Against	54,438,713.79	2.960
Abstain	110,953,554.33	6.034
TOTAL	1,838,911,571.78	100.00
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,662,440,210.24	90.403
Against	63,601,101.72	3.459
Abstain	112,870,259.82	6.138
TOTAL	1,838,911,571.78	100.00

*Denotes trust-wide proposals and voting results.

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
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Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
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Fidelity Advisor Floating Rate High Income Fund
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Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPG-SANN-0702 157389
1.704747.104

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Equity Growth

Fund - Institutional Class

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market value.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Equity Growth Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Equity Growth - Inst CL	-10.23%	-20.43%	40.96%	238.11%
Russell 3000 ® Growth Index	-12.30%	-20.49%	11.67%	144.26%
Growth Funds Average	-6.67%	-16.35%	28.86%	177.98%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Russell 3000® Growth Index - a market capitalization-weighted index of U.S. domiciled growth-oriented stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - Inst CL	-20.43%	7.11%	12.95%
Russell 3000 Growth Index	-20.49%	2.23%	9.34%
Growth Funds Average	-16.35%	4.74%	10.16%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Growth Fund - Institutional Class on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $33,811 - a 238.11% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $24,426 - a 144.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The LipperSM large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month, one year, five year and 10 year cumulative total returns for the large-cap core funds average were -6.06%, -15.23%, 24.99%, and 167.43%, respectively; and the one year, five year and 10 year average annual total returns were -15.23%, 4.39%, and 10.13%, respectively. The six month, one year, five year and 10 year cumulative total returns for the Lipper large-cap supergroup average were -7.17%, -16.65%, 24.88%, and 166.09%, respectively; and the one year, five year and 10 year average annual total returns were -16.65%, 4.29%, and 10.03%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Advisor Equity Growth Fund

Q. How did the fund perform, Jennifer?

A. For the six months that ended May 31, 2002, the fund's Institutional Class shares returned -10.23%. The Russell 3000 Growth Index returned -12.30% during the same period, while the growth funds average, as tracked by Lipper Inc., returned -6.67%. For the 12-month period ended May 31, 2002, the fund's Institutional Class shares returned -20.43%. The Russell 3000 Growth Index and the peer average returned -20.49% and -16.35%, respectively.

Q. What key factors influenced the fund's performance during the six-month period?

A. The fund was hurt by its exposure to the technology sector, particularly relative to its average peer. Technology stocks were hit hard by the events of September 11th, and I took advantage of this weakness by adding to the sector, especially in the semiconductor area. Initially, this strategy worked well as the group recovered from its oversold levels and the economy appeared to show signs of improvement. However, later in the period the stocks sold off as end-demand failed to materialize. Thus, while the fund benefited from good stock picking within the technology sector, the higher exposure to the group hurt overall. Relative to its index, the fund benefited from good stock picking within the energy and consumer nondurables groups, while several holdings in the biotechnology and telecommunications areas detracted.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Can you elaborate on your technology strategy?

A. During the "bubble" years of the late-1990s, many technology companies ramped up production in an effort to keep pace with huge demand from customers. When this demand dropped, these companies were unable to cut production fast enough and, consequently, found themselves with significant excess inventories. This meant they were forced to produce below-end-demand levels in order to reduce these excess supplies. During the past six months, many companies reached a better inventory/demand balance and actually increased production to match end-demand. This helped not only semiconductor producers but also the companies that supply them with new machines for manufacturing, including Applied Materials and KLA-Tencor. These stocks performed well for the fund, but this encouraging trend proved to be short-lived as end-demand failed to accelerate.

Q. Consumer-staples stocks held up nicely during the period. Why, and how did the fund take advantage?

A. In periods of economic weakness, companies that produce basic goods such as soda, laundry detergent and cigarettes, tend to outperform. These companies are typically resilient to economic downturns since their products are not expensive, and people tend to regard them as essentials. If you're worried about your job, for example, you might forego the new car but you're probably going to keep washing your clothes. In addition, these companies have historically generated free cash flow, which provided investors some comfort, particularly in light of the Enron bankruptcy. As a result, the fund benefited from holdings in Coca-Cola, Procter & Gamble and Philip Morris.

Q. Did you pursue any specific themes?

A. I increased the fund's exposure to defense stocks during the period, mostly due to the fact that the defense budget is on the rise and we have bipartisan political support in favor of strengthening the defense industry. Some of the names I added to included Lockheed Martin, Northrop Grumman and General Dynamics, all of which performed very well during the period.

Q. Which other stocks performed well? Which ones proved disappointing?

A. American Express was the fund's best performer during the period, as the company - which is sensitive to both consumer spending and travel - bounced back nicely following September 11. Energy stock Weatherford International also fared well, mostly due to favorable oil prices. On the negative side, the fund's investments in biotechnology stocks such as Elan and Millennium Pharmaceuticals hurt, as did ill-timed investments in Qwest Communications and Kmart, the latter of which was no longer held by the fund at the end of the period.

Q. What's your outlook, Jennifer?

A. The most important thing I'll be looking for is a rotation back into capital goods, namely technology. I think we'll eventually see a recovery in corporate profits - stimulated by consumer spending - that could result in orders for production equipment. As I see it, the biggest risk in the market right now is the possibility that consumer spending runs out of gas without stimulating a recovery on the capital goods side. If this occurs, the economy could slow down again.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to achieve capital appreciation by investing primarily in common stock of companies with above-average growth characteristics

Start date: November 22, 1983

Size: as of May 31, 2002, more than $11.1 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Jennifer Uhrig expands on the market's strange behavior:

"One dichotomy in the market during the period was the difference in behavior between consumer staples and pharmaceutical stocks. Both of these groups usually outperform in a weak economy because their products are generally non-discretionary, which can lead to relatively stable earnings. During this particular six-month period, however, consumer staples - including companies such as Gillette, Coke and Philip Morris - performed very well and the drug stocks struggled. The reason for this is that while the consumer staples companies saw earnings come through, drug company earnings were disappointing due to patent expirations, delays in drug approvals and manufacturing problems. As a result, we had two non-cyclical groups trading on opposite ends of the market spectrum.

"The positive aspect is that drug stock valuations have become so depressed that it's hard to overlook their potential for growth going forward. The industry has a lot going for it, including the hugely positive demographic trend of an aging population, which will require more drugs. As patent expirations subside and new drugs are approved, earnings growth could improve. With this in mind, I added to several of the fund's drug-stock holdings late in the period, most notably Pfizer and Merck. There simply haven't been many opportunities in recent years to purchase drug stocks at such a discount to the overall market."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Microsoft Corp.	5.3	6.3
Pfizer, Inc.	4.4	5.0
Intel Corp.	4.1	4.4
Wal-Mart Stores, Inc.	2.8	2.4
American International Group, Inc.	2.4	1.9
The Coca-Cola Co.	2.2	1.2
Johnson & Johnson	2.1	1.2
Merck & Co., Inc.	2.1	0.9
Home Depot, Inc.	1.9	1.0
General Electric Co.	1.8	2.9
	29.1
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	28.8	31.6
Health Care	19.7	20.1
Consumer Discretionary	17.5	14.8
Industrials	10.4	8.9
Financials	9.3	10.7
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks 99.5%		Stocks 99.4%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets 0.6%
* Foreign investments	3.4%	** Foreign investments	6.1%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 17.5%
Automobiles - 0.1%
Nissan Motor Co. Ltd.	1,714,000	$ 12,427
Hotels, Restaurants & Leisure - 1.8%
Brinker International, Inc. (a)	1,167,800	39,180
Darden Restaurants, Inc.	648,900	16,307
Harrah's Entertainment, Inc. (a)	782,900	37,305
Mandalay Resort Group (a)	902,700	29,428
MGM Mirage, Inc. (a)	476,100	17,944
Wendys International, Inc.	655,600	24,893
Yum! Brands, Inc. (a)	629,000	40,193
		205,250
Household Durables - 2.1%
Black & Decker Corp.	841,950	40,237
Centex Corp.	315,100	16,937
D.R. Horton, Inc.	963,747	23,631
Leggett & Platt, Inc.	1,093,800	28,789
Lennar Corp.	234,240	12,818
Maytag Corp.	701,040	31,400
Nintendo Co. Ltd.	83,800	11,570
Pulte Homes, Inc.	453,300	24,582
Sony Corp.	213,900	12,430
Whirlpool Corp.	412,400	29,445
		231,839
Leisure Equipment & Products - 0.9%
Brunswick Corp.	813,400	21,636
Mattel, Inc.	3,462,900	73,552
		95,188
Media - 4.3%
AOL Time Warner, Inc. (a)	5,951,147	111,286
Charter Communications, Inc. Class A (a)	3,203,000	22,325
Comcast Corp. Class A (special) (a)	2,393,000	67,387
Cox Communications, Inc. Class A (a)	965,200	32,469
E.W. Scripps Co. Class A	455,400	34,925
Interpublic Group of Companies, Inc.	1,297,400	42,814
Lamar Advertising Co. Class A (a)	1,550,400	66,683
Viacom, Inc. Class B (non-vtg.) (a)	2,032,790	99,525
		477,414
Multiline Retail - 4.2%
Family Dollar Stores, Inc.	1,083,200	38,995
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Kohls Corp. (a)	997,200	$ 74,790
Saks, Inc. (a)	1,446,700	20,196
Target Corp.	472,800	19,598
Wal-Mart Stores, Inc.	5,716,600	309,268
		462,847
Specialty Retail - 4.0%
AutoZone, Inc. (a)	548,000	44,854
Best Buy Co., Inc. (a)	1,493,280	68,990
Home Depot, Inc.	4,972,950	207,322
Lowe's Companies, Inc.	2,586,400	121,975
		443,141
Textiles, Apparel & Lux. Goods - 0.1%
NIKE, Inc. Class B	317,600	17,071
TOTAL CONSUMER DISCRETIONARY		1,945,177
CONSUMER STAPLES - 7.5%
Beverages - 3.5%
Coca-Cola Enterprises, Inc.	1,045,200	22,733
Pepsi Bottling Group, Inc.	1,216,900	40,182
PepsiCo, Inc.	1,673,805	87,004
The Coca-Cola Co.	4,383,200	243,531
		393,450
Food & Drug Retailing - 0.4%
CVS Corp.	1,433,600	45,918
Food Products - 0.4%
Kraft Foods, Inc. Class A	999,100	42,971
Household Products - 0.6%
Procter & Gamble Co.	765,740	68,572
Personal Products - 0.8%
Gillette Co.	2,385,500	84,852
Tobacco - 1.8%
Loews Corp. - Carolina Group	896,700	28,919
Philip Morris Companies, Inc.	2,895,700	165,779
		194,698
TOTAL CONSUMER STAPLES		830,461
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 4.0%
Energy Equipment & Services - 3.8%
Baker Hughes, Inc.	1,120,730	$ 41,075
BJ Services Co. (a)	1,128,240	42,332
Cooper Cameron Corp. (a)	390,900	21,996
ENSCO International, Inc.	403,900	13,228
Global Industries Ltd. (a)	2,749,200	20,504
Grant Prideco, Inc. (a)	33,800	507
Nabors Industries, Inc. (a)	762,690	33,482
National-Oilwell, Inc. (a)	1,045,700	26,707
Noble Corp. (a)	578,500	24,771
Schlumberger Ltd. (NY Shares)	638,800	32,988
Smith International, Inc. (a)	416,900	30,592
Tidewater, Inc.	719,100	29,303
Transocean, Inc.	847,950	32,366
Varco International, Inc. (a)	1,188,300	24,039
Weatherford International, Inc. (a)	980,100	49,348
		423,238
Oil & Gas - 0.2%
Noble Energy, Inc.	423,000	16,142
TOTAL ENERGY		439,380
FINANCIALS - 9.3%
Banks - 0.8%
Bank of America Corp.	158,100	11,986
Bank One Corp.	1,496,700	60,811
Fifth Third Bancorp	166,600	10,857
		83,654
Diversified Financials - 5.0%
American Express Co.	2,657,612	112,975
Charles Schwab Corp.	4,087,950	49,423
Citigroup, Inc.	2,217,023	95,731
Fannie Mae	584,000	46,726
Freddie Mac	922,600	60,476
Goldman Sachs Group, Inc.	565,000	42,629
Lehman Brothers Holdings, Inc.	354,200	21,606
Merrill Lynch & Co., Inc.	1,275,100	51,909
Morgan Stanley Dean Witter & Co.	1,334,100	60,648
Nomura Holdings, Inc.	917,000	14,756
		556,879
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 3.5%
AFLAC, Inc.	1,552,000	$ 49,912
American International Group, Inc.	3,919,899	262,516
Hartford Financial Services Group, Inc.	530,700	35,026
Prudential Financial, Inc.	1,190,400	41,057
		388,511
TOTAL FINANCIALS		1,029,044
HEALTH CARE - 19.7%
Biotechnology - 1.5%
Abgenix, Inc. (a)	244,800	3,158
Alkermes, Inc. (a)	1,040,400	20,225
Amgen, Inc. (a)	932,578	44,419
Cambridge Antibody Technology Group PLC (a)	906,876	15,369
Cephalon, Inc. (a)	412,700	22,112
Geneprot, Inc. (c)	664,000	7,304
Gilead Sciences, Inc. (a)	341,300	12,171
Millennium Pharmaceuticals, Inc. (a)	1,753,400	26,459
Protein Design Labs, Inc. (a)	1,284,920	14,610
		165,827
Health Care Equipment & Supplies - 2.7%
Baxter International, Inc.	1,277,000	68,575
Boston Scientific Corp. (a)	2,112,900	58,844
Medtronic, Inc.	2,549,800	117,673
St. Jude Medical, Inc. (a)	273,600	23,092
Zimmer Holdings, Inc. (a)	885,925	30,990
		299,174
Health Care Providers & Services - 1.8%
McKesson Corp.	2,717,000	101,888
Tenet Healthcare Corp. (a)	959,000	71,446
UnitedHealth Group, Inc.	267,100	24,253
		197,587
Pharmaceuticals - 13.7%
Abbott Laboratories	2,187,300	103,897
Allergan, Inc.	364,900	23,025
Bristol-Myers Squibb Co.	2,730,940	84,987
Elan Corp. PLC sponsored ADR (a)	3,631,530	35,807
Eli Lilly & Co.	171,900	11,122
ImClone Systems, Inc. (a)	347,017	3,352
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Johnson & Johnson	3,781,400	$ 231,989
Merck & Co., Inc.	3,999,300	228,360
Pfizer, Inc.	14,277,925	494,016
Pharmacia Corp.	985,200	42,551
Schering-Plough Corp.	3,057,700	80,876
Wyeth	3,398,400	188,611
		1,528,593
TOTAL HEALTH CARE		2,191,181
INDUSTRIALS - 10.4%
Aerospace & Defense - 2.3%
Boeing Co.	808,110	34,466
General Dynamics Corp.	454,300	45,703
Lockheed Martin Corp.	1,904,770	118,191
Northrop Grumman Corp.	322,800	39,159
Precision Castparts Corp.	490,100	17,207
		254,726
Airlines - 1.7%
AMR Corp. (a)	1,970,800	41,288
Continental Airlines, Inc. Class B (a)	1,192,400	26,555
Delta Air Lines, Inc.	2,519,100	66,126
Northwest Airlines Corp. (a)	1,663,219	27,809
UAL Corp.	2,313,200	28,198
		189,976
Building Products - 0.1%
Masco Corp.	453,100	12,080
Commercial Services & Supplies - 3.5%
Automatic Data Processing, Inc.	1,530,500	79,464
Cintas Corp.	559,200	29,196
Concord EFS, Inc. (a)	2,842,900	88,897
First Data Corp.	1,228,600	97,305
Herman Miller, Inc.	710,210	16,662
Paychex, Inc.	1,179,900	40,884
Robert Half International, Inc. (a)	921,000	22,730
ServiceMaster Co.	965,100	14,380
		389,518
Construction & Engineering - 0.3%
Fluor Corp.	844,380	31,749
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.1%
Aura Systems, Inc. warrants 5/31/05 (a)	37	$ 0
Energizer Holdings, Inc. (a)	461,900	12,448
		12,448
Industrial Conglomerates - 2.4%
General Electric Co.	6,593,070	205,308
Tyco International Ltd.	2,861,500	62,810
		268,118
TOTAL INDUSTRIALS		1,158,615
INFORMATION TECHNOLOGY - 28.8%
Communications Equipment - 2.1%
Brocade Communications System, Inc. (a)	1,979,500	38,897
Cisco Systems, Inc. (a)	7,820,300	123,404
Emulex Corp. (a)	138,900	4,182
Lucent Technologies, Inc.	6,340,800	29,485
Motorola, Inc.	2,399,700	38,371
		234,339
Computers & Peripherals - 3.3%
Apple Computer, Inc. (a)	2,322,600	54,117
Dell Computer Corp. (a)	5,088,600	136,629
EMC Corp. (a)	5,211,100	37,780
International Business Machines Corp.	680,230	54,725
Network Appliance, Inc. (a)	2,641,100	34,361
Sun Microsystems, Inc. (a)	8,104,900	55,843
		373,455
Electronic Equipment & Instruments - 1.6%
Agilent Technologies, Inc. (a)	2,422,470	63,881
Amphenol Corp. Class A (a)	632,600	28,435
Arrow Electronics, Inc. (a)	425,700	10,651
AU Optronics Corp. sponsored ADR	1,276,000	15,057
Avnet, Inc.	296,100	6,849
PerkinElmer, Inc.	452,800	6,326
Sanmina-SCI Corp. (a)	1,680,800	19,329
Waters Corp. (a)	1,008,700	26,892
		177,420
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.7%
Overture Services, Inc. (a)	1,082,729	$ 20,951
Yahoo!, Inc. (a)	3,326,000	53,283
		74,234
Semiconductor Equipment & Products - 13.6%
Advanced Micro Devices, Inc. (a)	2,463,700	28,160
Agere Systems, Inc. Class A (a)	10,817,100	33,749
Altera Corp. (a)	2,802,850	50,535
Analog Devices, Inc. (a)	2,041,100	74,745
Applied Materials, Inc. (a)	1,888,200	41,880
ASML Holding NV (NY Shares) (a)	2,671,200	49,524
Chartered Semiconductor Manufacturing Ltd. ADR (a)	2,011,800	45,064
Integrated Circuit Systems, Inc. (a)	1,234,980	25,737
Integrated Device Technology, Inc. (a)	1,058,100	26,918
Intel Corp.	16,404,900	453,103
International Rectifier Corp. (a)	443,000	20,808
Intersil Corp. Class A (a)	2,105,716	50,579
KLA-Tencor Corp. (a)	963,980	50,252
LAM Research Corp. (a)	1,299,200	29,544
Lattice Semiconductor Corp. (a)	1,279,900	13,695
Micron Technology, Inc. (a)	2,643,400	62,331
National Semiconductor Corp. (a)	1,022,500	31,391
Novellus Systems, Inc. (a)	509,000	21,622
NVIDIA Corp. (a)	1,356,620	45,393
PMC-Sierra, Inc. (a)	735,100	10,453
QLogic Corp. (a)	487,000	22,266
Semtech Corp. (a)	798,600	26,258
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,823,800	46,819
Teradyne, Inc. (a)	1,744,384	47,238
Texas Instruments, Inc.	3,629,400	104,055
United Microelectronics Corp. sponsored ADR	4,497,700	38,230
Vitesse Semiconductor Corp. (a)	1,931,300	9,713
Xilinx, Inc. (a)	1,527,100	53,846
		1,513,908
Software - 7.5%
Adobe Systems, Inc.	612,800	22,122
BEA Systems, Inc. (a)	2,279,085	24,523
Compuware Corp. (a)	3,619,800	26,678
Electronic Arts, Inc. (a)	807,016	51,649
Microsoft Corp. (a)	11,507,400	585,838
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - continued
Network Associates, Inc. (a)	483,100	$ 9,348
Oracle Corp. (a)	2,198,930	17,416
Red Hat, Inc. (a)	2,816,100	13,545
Symantec Corp. (a)	418,200	14,374
Synopsys, Inc. (a)	1,306,076	65,878
		831,371
TOTAL INFORMATION TECHNOLOGY		3,204,727
MATERIALS - 0.8%
Chemicals - 0.5%
Lyondell Chemical Co.	2,899,640	47,612
Construction Materials - 0.1%
Lafarge North America, Inc.	324,024	13,577
Containers & Packaging - 0.1%
Owens-Illinois, Inc. (a)	676,500	11,839
Metals & Mining - 0.1%
Arch Coal, Inc.	253,500	5,957
Massey Energy Corp.	451,600	5,916
		11,873
TOTAL MATERIALS		84,901
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 1.0%
AT&T Corp.	3,811,800	45,627
KT Corp. sponsored ADR	1,025,900	24,314
Qwest Communications International, Inc.	8,378,000	43,230
TeraBeam Networks (c)	47,600	12
Time Warner Telecom, Inc. Class A (a)	1,347,100	3,044
		116,227
Wireless Telecommunication Services - 0.2%
SK Telecom Co. Ltd. sponsored ADR	521,400	12,920
Vodafone Group PLC	6,565,907	9,803
		22,723
TOTAL TELECOMMUNICATION SERVICES		138,950
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - 0.3%
Electric Utilities - 0.3%
AES Corp. (a)	5,641,100	$ 36,949
TOTAL COMMON STOCKS (Cost $10,622,619)		11,059,385
Convertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (c) (Cost $1,250)	72,500	73
Money Market Funds - 2.0%

Fidelity Cash Central Fund, 1.85% (b)	83,445,213	83,445
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	133,963,152	133,963
TOTAL MONEY MARKET FUNDS (Cost $217,408)		217,408
TOTAL INVESTMENT PORTFOLIO - 101.5% (Cost $10,841,277)		11,276,866
NET OTHER ASSETS - (1.5)%		(162,747)
NET ASSETS - 100%		$ 11,114,119
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 1,250
Geneprot, Inc.	7/7/00	$ 3,652
TeraBeam Networks	4/7/00	$ 179
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $5,561,150,000 and $5,369,116,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $484,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $7,389,000 or 0.1% of net assets.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loan was outstanding amounted to $16,981,000. The weighted average interest rate was 1.87%. Interest expense includes $4,000 paid under the interfund lending program.

The fund participated in the bank borrowing program. The average daily loan balance during the period for which the loan was outstanding amounted to $5,860,000. The weighted average interest rate was 1.94%. Interest expense includes $1,000 paid under the bank borrowing program.

The fund participated in the security lending program during the period. At period end the fund also received as collateral U.S. Treasury obligations valued at $3,962,000.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $10,979,442,000. Net unrealized appreciation aggregated $297,424,000, of which $1,640,483,000 related to appreciated investment securities and $1,343,059,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $2,158,179,000 all of which will expire on November 30, 2009.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $135,591,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $134,817) (cost $10,841,277) - See accompanying schedule		$ 11,276,866
Receivable for investments sold		36,913
Receivable for fund shares sold		5,779
Dividends receivable		7,096
Interest receivable		136
Other receivables		93
Total assets		11,326,883
Liabilities
Payable for investments purchased	$ 20,021
Payable for fund shares redeemed	47,661
Accrued management fee	5,505
Distribution fees payable	4,667
Other payables and accrued expenses	947
Collateral on securities loaned, at value	133,963
Total liabilities		212,764
Net Assets		$ 11,114,119
Net Assets consist of:
Paid in capital		$ 13,630,233
Accumulated net investment (loss)		(37,689)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,914,037)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		435,612
Net Assets		$ 11,114,119

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($596,192 ÷ 13,871 shares)	$ 42.98
Maximum offering price per share (100/94.25 of $42.98)	$ 45.60
Class T: Net Asset Value and redemption price per share ($6,167,561 ÷ 142,297 shares)	$ 43.34
Maximum offering price per share (100/96.50 of $43.34)	$ 44.91
Class B: Net Asset Value and offering price per share ($1,532,536 ÷ 36,894 shares) A	$ 41.54
Class C: Net Asset Value and offering price per share ($672,310 ÷ 15,945 shares) A	$ 42.16
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,145,520 ÷ 47,829 shares)	$ 44.86

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 39,219
Interest		849
Security lending		321
Total income		40,389
Expenses
Management fee	$ 34,692
Transfer agent fees	13,487
Distribution fees	30,149
Accounting and security lending fees	488
Non-interested trustees' compensation	33
Custodian fees and expenses	102
Registration fees	229
Audit	32
Legal	62
Interest	5
Miscellaneous	726
Total expenses before reductions	80,005
Expense reductions	(1,927)	78,078
Net investment income (loss)		(37,689)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(520,766)
Foreign currency transactions	69
Total net realized gain (loss)		(520,697)
Change in net unrealized appreciation (depreciation) on: Investment securities	(740,972)
Assets and liabilities in foreign currencies	28
Total change in net unrealized appreciation (depreciation)		(740,944)
Net gain (loss)		(1,261,641)
Net increase (decrease) in net assets resulting from operations		$ (1,299,330)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (37,689)	$ (54,685)
Net realized gain (loss)	(520,697)	(2,086,861)
Change in net unrealized appreciation (depreciation)	(740,944)	(682,479)
Net increase (decrease) in net assets resulting from operations	(1,299,330)	(2,824,025)
Distributions to shareholders from net realized gain	-	(812,042)
Share transactions - net increase (decrease)	208,054	1,102,220
Total increase (decrease) in net assets	(1,091,276)	(2,533,847)
Net Assets
Beginning of period	12,205,395	14,739,242
End of period (including accumulated net investment loss of $37,689 and $0, respectively)	$ 11,114,119	$ 12,205,395

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 47.97	$ 62.16	$ 69.26	$ 58.14	$ 51.69	$ 44.80
Income from Invest- ment Operations
Net investment income (loss) E	(.10)	(.11)	(.26)	(.14)	(.13)	(.06)
Net realized and unrealized gain (loss)	(4.89)	(10.63)	(1.18)	18.28	12.76	8.54
Total from investment operations	(4.99)	(10.74)	(1.44)	18.14	12.63	8.48
Distributions from net investment income	-	-	-	-	(.03)	(.36)
Distributions from net realized gain	-	(3.45)	(5.66)	(7.02)	(6.15)	(1.23)
Total distributions	-	(3.45)	(5.66)	(7.02)	(6.18)	(1.59)
Net asset value, end of period	$ 42.98	$ 47.97	$ 62.16	$ 69.26	$ 58.14	$ 51.69
Total Return B, C, D	(10.40)%	(18.27)%	(2.63)%	34.67%	28.21%	19.73%
Ratios to Average Net Assets F
Expenses before expense reductions	1.15% A	1.12%	1.08%	1.09%	1.12%	1.34%
Expenses net of voluntary waivers, if any	1.15% A	1.12%	1.08%	1.09%	1.12%	1.32%
Expenses net of all reductions	1.11% A	1.09%	1.06%	1.08%	1.10%	1.30%
Net investment income (loss)	(.44)% A	(.20)%	(.37)%	(.23)%	(.26)%	(.12)%
Supplemental Data
Net assets, end of period (in millions)	$ 596	$ 613	$ 656	$ 403	$ 92	$ 29
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 48.42	$ 62.88	$ 69.95	$ 58.59	$ 51.97	$ 44.81
Income from Invest- ment Operations
Net investment income (loss) E	(.14)	(.20)	(.41)	(.27)	(.21)	(.04)
Net realized and unrealized gain (loss)	(4.94)	(10.81)	(1.19)	18.49	12.87	8.60
Total from investment operations	(5.08)	(11.01)	(1.60)	18.22	12.66	8.56
Distributions from net investment income	-	-	-	-	-	(.17)
Distributions from net realized gain	-	(3.45)	(5.47)	(6.86)	(6.04)	(1.23)
Total distributions	-	(3.45)	(5.47)	(6.86)	(6.04)	(1.40)
Net asset value, end of period	$ 43.34	$ 48.42	$ 62.88	$ 69.95	$ 58.59	$ 51.97
Total Return B, C, D	(10.49)%	(18.51)%	(2.83)%	34.44%	28.00%	19.81%
Ratios to Average Net Assets F
Expenses before expense reductions	1.32% A	1.29%	1.28%	1.29%	1.29%	1.32%
Expenses net of voluntary waivers, if any	1.32% A	1.29%	1.28%	1.29%	1.29%	1.31%
Expenses net of all reductions	1.29% A	1.26%	1.26%	1.28%	1.27%	1.29%
Net investment income (loss)	(.61)% A	(.37)%	(.57)%	(.43)%	(.41)%	(.08)%
Supplemental Data
Net assets, end of period (in millions)	$ 6,168	$ 7,120	$ 9,169	$ 8,047	$ 5,187	$ 4,206
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, be- ginning of period	$ 46.55	$ 60.93	$ 68.19	$ 57.50	$ 51.41	$ 41.81
Income from Invest- ment Operations
Net investment income (loss) E	(.28)	(.50)	(.79)	(.60)	(.52)	(.32)
Net realized and unrealized gain (loss)	(4.73)	(10.43)	(1.11)	18.08	12.68	9.95
Total from investment operations	(5.01)	(10.93)	(1.90)	17.48	12.16	9.63
Distributions from net realized gain	-	(3.45)	(5.36)	(6.79)	(6.07)	(.03)
Net asset value, end of period	$ 41.54	$ 46.55	$ 60.93	$ 68.19	$ 57.50	$ 51.41
Total Return B, C, D	(10.76)%	(18.99)%	(3.37)%	33.69%	27.27%	23.05%
Ratios to Average Net Assets G
Expenses before expense reductions	1.94% A	1.90%	1.84%	1.85%	1.88%	2.01% A
Expenses net of voluntary waivers, if any	1.94% A	1.90%	1.84%	1.85%	1.88%	1.93% A
Expenses net of all reductions	1.91% A	1.87%	1.83%	1.84%	1.85%	1.90% A
Net investment income (loss)	(1.23)% A	(.98)%	(1.14)%	(.98)%	(1.01)%	(.73)% A
Supplemental Data
Net assets, end of period (in millions)	$ 1,533	$ 1,775	$ 2,269	$ 1,396	$ 307	$ 71
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 31, 1996 (commencement of sale of shares) to November 30, 1997. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, be- ginning of period	$ 47.23	$ 61.75	$ 69.07	$ 58.24	$ 51.95	$ 51.84
Income from Invest- ment Operations
Net investment income (loss) E	(.27)	(.47)	(.78)	(.60)	(.54)	(.02)
Net realized and unrealized gain (loss)	(4.80)	(10.60)	(1.13)	18.32	12.87	.13
Total from investment operations	(5.07)	(11.07)	(1.91)	17.72	12.33	.11
Distributions from net realized gain	-	(3.45)	(5.41)	(6.89)	(6.04)	-
Net asset value, end of period	$ 42.16	$ 47.23	$ 61.75	$ 69.07	$ 58.24	$ 51.95
Total Return B, C, D	(10.73)%	(18.97)%	(3.34)%	33.72%	27.30%	0.21%
Ratios to Average Net Assets G
Expenses before expense reductions	1.88% A	1.84%	1.81%	1.82%	1.89%	18.73% A
Expenses net of voluntary waivers, if any	1.88% A	1.84%	1.81%	1.82%	1.89%	1.95% A
Expenses net of all reductions	1.85% A	1.81%	1.80%	1.81%	1.86%	1.89% A
Net investment income (loss)	(1.17)% A	(.92)%	(1.11)%	(.96)%	(1.03)%	(.82)% A
Supplemental Data
Net assets, end of period (in millions)	$ 672	$ 757	$ 901	$ 436	$ 64	$ 1
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, be- ginning of period	$ 49.97	$ 64.43	$ 71.49	$ 59.71	$ 52.86	$ 45.52
Income from Invest- ment Operations
Net investment income (loss) D	(.01)	.09	(.05)	.05	.06	.22
Net realized and unrealized gain (loss)	(5.10)	(11.10)	(1.24)	18.86	13.08	8.72
Total from investment operations	(5.11)	(11.01)	(1.29)	18.91	13.14	8.94
Distributions from net investment income	-	-	-	-	(.05)	(.37)
Distributions from net realized gain	-	(3.45)	(5.77)	(7.13)	(6.24)	(1.23)
Total distributions	-	(3.45)	(5.77)	(7.13)	(6.29)	(1.60)
Net asset value, end of period	$ 44.86	$ 49.97	$ 64.43	$ 71.49	$ 59.71	$ 52.86
Total Return B, C	(10.23)%	(18.04)%	(2.33)%	35.16%	28.67%	20.46%
Ratios to Average Net Assets E
Expenses before expense reductions	.75% A	.75%	.77%	.78%	.76%	.77%
Expenses net of voluntary waivers, if any	.75% A	.75%	.77%	.78%	.76%	.77%
Expenses net of all reductions	.72% A	.72%	.75%	.77%	.74%	.75%
Net investment income (loss)	(.05)% A	.17%	(.06)%	.08%	.12%	.46%
Supplemental Data
Net assets, end of period (in millions)	$ 2,146	$ 1,941	$ 1,745	$ 1,448	$ 1,088	$ 1,032
Portfolio turnover rate	91% A	106%	99%	82%	122%	108%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for litigation proceeds, foreign currency

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 786	$ 4
Class T	.25%	.25%	17,141	174
Class B	.75%	.25%	8,525	6,401
Class C	.75%	.25%	3,697	637
			$ 30,149	$ 7,216

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 540	$ 208
Class T	880	236
Class B*	2,445	2,445
Class C*	56	56
	$ 3,921	$ 2,945

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 905.29
Class T	7,246.21
Class B	2,825.33
Class C	1,008.27
Institutional Class	1,503.15
	$ 13,487

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $844 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. Additional information regarding security lending is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

8. Expense Reductions.

Certain security trades were directed to brokers who paid $1,918 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $9.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net realized gain
Class A	$ -	$ 36,923
Class T	-	502,238
Class B	-	129,000
Class C	-	50,485
Institutional Class	-	93,396
Total	$ -	$ 812,042

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A
Shares sold	2,868	5,066	$ 134,762	$ 265,815
Reinvestment of distributions	-	588	-	34,416
Shares redeemed	(1,766)	(3,433)	(82,256)	(175,521)
Net increase (decrease)	1,102	2,221	$ 52,506	$ 124,710
Class T
Shares sold	17,389	37,784	$ 822,533	$ 1,999,037
Reinvestment of distributions	-	7,976	-	472,328
Shares redeemed	(22,139)	(44,520)	(1,039,992)	(2,314,652)
Net increase (decrease)	(4,750)	1,240	$ (217,459)	$ 156,713
Class B
Shares sold	2,271	7,051	$ 103,151	$ 366,231
Reinvestment of distributions	-	2,004	-	114,701
Shares redeemed	(3,509)	(8,162)	(157,825)	(400,457)
Net increase (decrease)	(1,238)	893	$ (54,674)	$ 80,475
Class C
Shares sold	2,097	5,002	$ 96,646	$ 261,973
Reinvestment of distributions	-	710	-	41,223
Shares redeemed	(2,182)	(4,269)	(99,591)	(215,872)
Net increase (decrease)	(85)	1,443	$ (2,945)	$ 87,324
Institutional Class
Shares sold	15,116	24,515	$ 728,171	$ 1,300,210
Reinvestment of distributions	-	1,267	-	77,017
Shares redeemed	(6,127)	(14,024)	(297,545)	(724,229)
Net increase (decrease)	8,989	11,758	$ 430,626	$ 652,998

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.00
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.00
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.00
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.00
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.00
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.00
	# of Votes Cast	% of Votes Cast
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.00
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.00
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592	100.00
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.00
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.00
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.00
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.00
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.00
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	2,057,884,308.39	93.419
Against	47,126,220.06	2.139
Abstain	97,851,437.36	4.442
TOTAL	2,202,861,965.81	100.00
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,673,519,303.66	91.006
Against	54,438,713.79	2.960
Abstain	110,953,554.33	6.034
TOTAL	1,838,911,571.78	100.00
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,662,440,210.24	90.403
Against	63,601,101.72	3.459
Abstain	112,870,259.82	6.138
TOTAL	1,838,911,571.78	100.00

*Denotes trust-wide proposals and voting results.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPGI-SANN-0702 157390
1.704748.104

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Equity Income
Fund - Class A, Class T, Class B and Class C

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Equity Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Income - CL A	3.90%	-4.10%	49.70%	237.13%
Fidelity Adv Equity Income - CL A (incl. 5.75% sales charge)	-2.07%	-9.62%	41.10%	217.74%
Russell 3000® Value	4.32%	-4.16%	52.46%	258.60%
Equity Income Funds Average	0.52%	-7.00%	37.44%	188.15%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class A's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 233 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL A	-4.10%	8.40%	12.92%
Fidelity Adv Equity Income - CL A (incl. 5.75% sales charge)	-9.62%	7.13%	12.26%
Russell 3000 Value	-4.16%	8.80%	13.62%
Equity Income Funds Average	-7.00%	6.29%	10.82%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class A on May 31, 1992, and the current 5.75% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $31,774 - a 217.74% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,860 - a 258.60% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of May 31, 2002, the six month, one year, five year, and 10 year cumulative total returns for the equity income funds average were 0.77%, -6.95%, 35.84%, and 181.69%, respectively; and the one year, five year, and 10 year average annual total returns were -6.95%, 6.13%, and 10.75%, respectively.

Semiannual Report

Fidelity Advisor Equity Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996) that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL T	3.82%	-4.30%	48.34%	234.59%
Fidelity Adv Equity Income - CL T (incl. 3.50% sales charge)	0.18%	-7.65%	43.15%	222.88%
Russell 3000 Value	4.32%	-4.16%	52.46%	258.60%
Equity Income Funds Average	0.52%	-7.00%	37.44%	188.15%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class T's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 233 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL T	-4.30%	8.21%	12.84%
Fidelity Adv Equity Income - CL T (incl. 3.50% sales charge)	-7.65%	7.44%	12.44%
Russell 3000 Value	-4.16%	8.80%	13.62%
Equity Income Funds Average	-7.00%	6.29%	10.82%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class T on May 31, 1992, and the current 3.50% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $32,288 - a 222.88% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,860 - a 258.60% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger)The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of May 31, 2002, the six month, one year, five year, and 10 year cumulative total returns for the equity income funds average were 0.77%, -6.95%, 35.84%, and 181.69%, respectively; and the one year, five year, and 10 year average annual total returns were -6.95%, 6.13%, and 10.75%, respectively.

Semiannual Report

Fidelity Advisor Equity Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T, and reflect Class T shares' prior 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charge included in the past six month, past one year, past five year, and past 10 year total return figures are 5%, 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL B	3.55%	-4.85%	44.41%	221.77%
Fidelity Adv Equity Income - CL B (incl. contingent deferred sales charge)	-1.45%	-9.55%	42.41%	221.77%
Russell 3000 Value	4.32%	-4.16%	52.46%	258.60%
Equity Income Funds Average	0.52%	-7.00%	37.44%	188.15%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class B's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 233 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL B	-4.85%	7.63%	12.40%
Fidelity Adv Equity Income - CL B (incl. contingent deferred sales charge)	-9.55%	7.33%	12.40%
Russell 3000 Value	-4.16%	8.80%	13.62%
Equity Income Funds Average	-7.00%	6.29%	10.82%

Average annual total returns take Class B's cumulative return and shows you what would have happened if Class B had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class B on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $32,177 - a 221.77% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends, and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,860 - a 258.60% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of May 31, 2002, the six month, one year, five year, and 10 year cumulative total returns for the equity income funds average were 0.77%, -6.95%, 35.84%, and 181.69%, respectively; and the one year, five year, and 10 year average annual total returns were -6.95%, 6.13%, and 10.75%, respectively.

Semiannual Report

Fidelity Advisor Equity Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between June 30, 1994 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T shares, and reflect Class T shares' prior 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charges included in the past six month, past one year, past five year and past 10 year total return figures are 1%, 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL C	3.50%	-4.84%	44.34%	221.61%
Fidelity Adv Equity Income - CL C (incl. contingent deferred sales charge)	2.50%	-5.78%	44.34%	221.61%
Russell 3000 Value	4.32%	-4.16%	52.46%	258.60%
Equity Income Funds Average	0.52%	-7.00%	37.44%	188.15%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class C's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 233 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL C	-4.84%	7.62%	12.39%
Fidelity Adv Equity Income - CL C (incl. contingent deferred sales charge)	-5.78%	7.62%	12.39%
Russell 3000 Value	-4.16%	8.80%	13.62%
Equity Income Funds Average	-7.00%	6.29%	10.82%

Average annual total returns take Class C's cumulative return and shows you what would have happened if Class C had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class C on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $32,161 - a 221.61% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,860 - a 258.60% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of May 31, 2002, the six month, one year, five year, and 10 year cumulative total returns for the equity income funds average were 0.77%, -6.95%, 35.84%, and 181.69%, respectively; and the one year, five year, and 10 year average annual total returns were -6.95%, 6.13%, and 10.75%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Bob Chow, Portfolio Manager of Fidelity Advisor Equity Income Fund

Q. How did the fund perform, Bob?

A. For the six months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned 3.90%, 3.82%, 3.55% and 3.50%, respectively. In comparison, the Russell 3000 Value Index returned 4.32% and the equity income funds average tracked by Lipper Inc. rose 0.52% during the same period. For the 12 months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 4.10%, 4.30%, 4.85% and 4.84%, respectively, while the Russell index fell 4.16% and the peer group average was down 7.00%.

Q. Why did the fund slightly underperform its index, yet outperform its peer group average during the past six months?

A. Our underexposure to strong-performing financial stocks was the primary reason the fund's return trailed the index. Financials, which represented nearly a third of the index at period end, performed surprisingly well. More specifically, consumer credit quality held up better than expected, and investors flocked to bank stocks for safety - something that typically doesn't occur during an economic downturn. Despite subpar loan growth, banks also came into favor as interest rates dropped and the bond yield curve steepened, improving their profitability. However, I felt valuations in the sector were generally too high and, although we did own such strong performers as Bank of America and Bank One, we nonetheless owned fewer banks than the index. Given our significant underexposure to financials and their surprising performance, I wasn't too disappointed with our results. My investment process is driven by individual stock valuations, not sector positioning, and there were many other areas where our stock picking was favorable, such as in the consumer and energy sectors. With regard to our Lipper peers, I suspect the average equity-income fund had a higher exposure to large-cap stocks, which generally underperformed smaller stocks.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Emphasizing cyclical stocks worked nicely for the fund six months ago. How did you proceed with this group since then?

A. On the whole, cyclicals were no longer attractive. I built a position in them one to two years ago when they were inexpensive, but their valuations had risen significantly by the beginning of the period due to a combination of factors. First, their prices rose because many investors suddenly grew fond of them based on the assumption that the economy had bottomed and would improve. However, their fundamentals, such as cash flow and earnings growth, had yet to improve, making them more expensive. As a result, higher demand caused valuations to increase, and I sold down or eliminated many of our holdings to lock in profits.

Q. What areas did you find attractive?

A. I nibbled away at some technology stocks. For example, I took a greenhouse - or starter - position in design software maker Autodesk, where business fundamentals weakened but not as much as its stock price, making its valuation compelling. I'm comfortable owning Autodesk at our current cost basis and waiting for its business to improve given the stock's risk/return potential. I also bolstered our holdings in regional Bell operating companies (RBOCs), such as Verizon, SBC Communications and BellSouth. Unfortunately, most of our RBOC holdings were among the fund's worst performers during the past six months. Few investors were interested in them because of the telecommunications industry's problems, which included overcapacity, slowing subscriber wireline growth and high debt levels. But their valuations were low, their dividend yields high, and I believed they would survive the current industry turmoil while their competitors - the competitive local exchange carriers - faced greater difficulty. It's sort of a last-man-standing strategy.

Q. What stocks stood out as top contributors?

A. Apparel retailer Limited Brands rallied sharply on better-than-expected earnings and positive sentiment surrounding its reacquisition of Intimate Brands, the owner of lingerie retailer Victoria's Secret. Rising oil prices and the perception of an improving global economy benefited Exxon Mobil. Additionally, investors were attracted to the stable earnings growth typically generated by tobacco giant Philip Morris.

Q. What's your outlook, Bob?

A. I'm cautiously optimistic. The equity market, by and large, is overvalued, so it's not as easy to find the inexpensive stocks this fund typically owns. For example, many of the small- and mid-cap stocks that we've emphasized were bid up in value during the past six months. However, shareholders still should expect a good portion of the fund's performance to come from its mid-cap stock exposure, because this is where I typically find my best ideas and where I feel the best risk/reward potential still exists.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to maintain a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

Start date: April 25, 1983

Size: as of May 31, 2002, more than $4.4 billion

Manager: Bob Chow, since 1996; joined Fidelity in 1989

3

Bob Chow describes the state of the equity market:

"The equity market is in a quandary. Investors generally are hard-pressed to find any ´growth' in growth stocks, or ´value' in value stocks. Looking at growth stocks, many of the sectors that typically generate the fastest earnings growth, such as technology and pharmaceuticals, recently have shown little or no quarterly earnings growth. Further, many growth companies continue to downsize their future profit expectations, which has hindered stock performance. Investors typically will pay a premium for strong earnings growth, but there's little catalyst for stock appreciation without it .

"Turning to value stocks, there are no longer any areas of the market that are obviously undervalued. As of the end of the period, there were fewer stocks selling at bargain prices in comparison to their intrinsic fundamentals, such as earnings growth. Nine to 12 months ago, many smaller-cap companies were undervalued relative to larger-cap stocks. However, smaller-cap valuations have since increased as investors gradually uncovered them, and many of these stocks are now fully valued. In the current market climate, therefore, I will be looking to lock in smaller gains - nickels and dimes, so to speak - in a larger number of stocks to maximize shareholder value. As such, I increased the fund's total number of holdings to 279 stocks, from 222 stocks six months ago."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.7	2.9
Citigroup, Inc.	2.5	2.5
Bank of America Corp.	2.0	1.2
Philip Morris Companies, Inc.	1.6	1.6
BellSouth Corp.	1.6	2.0
Verizon Communications, Inc.	1.6	1.8
ChevronTexaco Corp.	1.5	1.6
SBC Communications, Inc.	1.5	1.7
Fannie Mae	1.4	1.5
Allstate Corp.	1.3	0.0
	17.7
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.1	19.5
Consumer Discretionary	15.8	14.3
Industrials	10.0	11.0
Consumer Staples	9.0	8.3
Energy	8.6	9.2
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks and Equity Futures 96.9%		Stocks and Equity Futures 92.4%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 7.6%
* Foreign investments	3.5%	** Foreign investments	2.6%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.8%
Auto Components - 1.1%
Delphi Corp.	1,200,000	$ 18,900
Johnson Controls, Inc.	140,000	12,328
TRW, Inc.	360,000	19,764
		50,992
Automobiles - 0.2%
Ford Motor Co.	489,489	8,639
Distributors - 0.1%
Applied Industrial Technologies, Inc.	200,000	3,950
Hotels, Restaurants & Leisure - 2.1%
Hilton Hotels Corp.	220,000	3,124
Mandalay Resort Group (a)	500,000	16,300
McDonald's Corp.	900,000	26,946
MGM Mirage, Inc. (a)	460,000	17,337
Outback Steakhouse, Inc. (a)	500,000	19,815
Six Flags, Inc. (a)	340,000	5,460
WMS Industries, Inc. (a)	204,700	2,868
		91,850
Household Durables - 2.0%
Black & Decker Corp.	300,000	14,337
Leggett & Platt, Inc.	780,000	20,530
Snap-On, Inc.	540,000	17,064
Sony Corp.	100,000	5,811
Tupperware Corp.	660,000	14,606
Whirlpool Corp.	240,000	17,136
		89,484
Internet & Catalog Retail - 0.1%
Lands' End, Inc. (a)	80,000	4,954
Leisure Equipment & Products - 0.4%
Hasbro, Inc.	500,000	7,650
Mattel, Inc.	500,000	10,620
		18,270
Media - 2.6%
AOL Time Warner, Inc. (a)	500,000	9,350
Dow Jones & Co., Inc.	160,000	8,808
Gannett Co., Inc.	120,000	9,096
Liberty Media Corp. Class A (a)	400,000	4,820
Reader's Digest Association, Inc. Class A (non-vtg.)	180,000	4,016
The New York Times Co. Class A	300,000	15,081
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
TMP Worldwide, Inc. (a)	60,000	$ 1,621
Tribune Co.	620,000	26,356
Viacom, Inc. Class B (non-vtg.) (a)	180,000	8,813
Walt Disney Co.	1,300,000	29,783
		117,744
Multiline Retail - 1.7%
Dillard's, Inc. Class A	400,000	12,012
Dollar General Corp.	460,000	7,907
Federated Department Stores, Inc. (a)	540,000	22,361
Target Corp.	440,000	18,238
The May Department Stores Co.	180,000	6,332
Wal-Mart Stores, Inc.	180,000	9,738
		76,588
Specialty Retail - 4.4%
Abercrombie & Fitch Co. Class A (a)	40,000	1,160
AnnTaylor Stores Corp. (a)	420,000	11,962
Barnes & Noble, Inc. (a)	400,000	12,308
Borders Group, Inc. (a)	900,000	18,756
Foot Locker, Inc. (a)	500,000	7,650
Gap, Inc.	2,900,000	42,253
Home Depot, Inc.	180,000	7,504
Office Depot, Inc. (a)	760,000	13,893
Pier 1 Imports, Inc.	220,000	4,448
Regis Corp.	280,000	8,064
Sherwin-Williams Co.	200,000	6,320
Stage Stores, Inc. (a)	80,000	2,850
Staples, Inc. (a)	900,000	18,972
The Childrens Place Retail Stores, Inc. (a)	25,000	701
Limited Brands, Inc.	1,500,000	31,485
Toys 'R' Us, Inc. (a)	520,000	9,490
		197,816
Textiles, Apparel & Lux. Goods - 1.1%
Columbia Sportswear Co. (a)	80,000	2,818
Liz Claiborne, Inc.	760,000	23,279
Russell Corp.	340,000	6,283
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Lux. Goods - continued
Tommy Hilfiger Corp. (a)	700,000	$ 10,654
Vans, Inc. (a)	500,000	4,880
		47,914
TOTAL CONSUMER DISCRETIONARY		708,201
CONSUMER STAPLES - 9.0%
Beverages - 1.0%
Adolph Coors Co. Class B	100,000	6,674
Coca-Cola Enterprises, Inc.	600,000	13,050
The Coca-Cola Co.	460,000	25,558
		45,282
Food & Drug Retailing - 1.7%
Albertson's, Inc.	780,000	27,433
CVS Corp.	600,000	19,218
Fleming Companies, Inc.	180,182	3,989
Great Atlantic & Pacific Tea, Inc. (a)	179,900	4,150
Kroger Co. (a)	420,000	9,387
Winn-Dixie Stores, Inc.	500,000	9,705
		73,882
Food Products - 2.0%
ConAgra Foods, Inc.	120,000	2,953
Hershey Foods Corp.	240,000	16,015
Kellogg Co.	1,000,000	36,700
Kraft Foods, Inc. Class A	140,000	6,021
Unilever NV (NY Shares)	300,000	19,656
Wm. Wrigley Jr. Co.	180,000	10,316
		91,661
Household Products - 1.8%
Clorox Co.	520,000	23,816
Colgate-Palmolive Co.	200,000	10,840
Kimberly-Clark Corp.	500,000	32,460
Procter & Gamble Co.	140,000	12,537
		79,653
Personal Products - 0.8%
Avon Products, Inc.	220,000	11,649
Gillette Co.	640,000	22,765
		34,414
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.7%
Philip Morris Companies, Inc.	1,300,000	$ 74,425
UST, Inc.	80,000	3,066
		77,491
TOTAL CONSUMER STAPLES		402,383
ENERGY - 8.6%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	460,000	16,859
Core Laboratories NV (a)	340,000	4,777
Diamond Offshore Drilling, Inc.	360,000	12,143
ENSCO International, Inc.	300,000	9,825
Nabors Industries, Inc. (a)	280,000	12,292
Noble Corp. (a)	200,000	8,564
Schlumberger Ltd. (NY Shares)	380,000	19,623
		84,083
Oil & Gas - 6.7%
Anadarko Petroleum Corp.	120,000	6,090
Apache Corp.	280,000	15,590
BP PLC sponsored ADR	1,000,000	51,070
ChevronTexaco Corp.	780,000	68,055
Exxon Mobil Corp.	3,000,000	119,787
Newfield Exploration Co. (a)	280,000	10,097
Phillips Petroleum Co.	320,000	18,416
Royal Dutch Petroleum Co. (NY Shares)	160,000	8,800
Valero Energy Corp.	120,000	4,740
		302,645
TOTAL ENERGY		386,728
FINANCIALS - 22.1%
Banks - 7.1%
Bank of America Corp.	1,200,000	90,972
Bank of New York Co., Inc.	280,000	10,164
Bank One Corp.	900,000	36,567
Comerica, Inc.	320,000	20,512
FleetBoston Financial Corp.	1,000,000	35,240
Huntington Bancshares, Inc.	300,000	5,991
Mellon Financial Corp.	580,000	21,518
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
PNC Financial Services Group, Inc.	200,000	$ 11,250
U.S. Bancorp, Delaware	800,000	18,920
Wachovia Corp.	553,582	21,241
Wells Fargo & Co.	860,000	45,064
		317,439
Diversified Financials - 8.7%
American Express Co.	740,000	31,457
Charles Schwab Corp.	1,200,000	14,508
Citigroup, Inc.	2,600,000	112,268
Fannie Mae	760,000	60,808
Farmer Mac Class C (non-vtg.) (a)	139,700	4,331
Freddie Mac	260,000	17,043
Goldman Sachs Group, Inc.	160,000	12,072
Household International, Inc.	240,000	12,276
J.P. Morgan Chase & Co.	1,400,000	50,330
Lehman Brothers Holdings, Inc.	100,000	6,100
Merrill Lynch & Co., Inc.	400,000	16,284
Morgan Stanley Dean Witter & Co.	1,100,000	50,006
		387,483
Insurance - 5.2%
ACE Ltd.	360,000	12,460
AFLAC, Inc.	440,000	14,150
Allstate Corp.	1,500,000	57,720
American International Group, Inc.	420,000	28,127
Aon Corp.	280,000	9,360
Hartford Financial Services Group, Inc.	500,000	33,000
Lincoln National Corp.	101,600	4,554
Marsh & McLennan Companies, Inc.	80,000	8,072
MBIA, Inc.	280,000	15,711
MetLife, Inc.	220,000	7,311
PartnerRe Ltd.	240,000	12,115
Prudential Financial, Inc.	180,000	6,208
SAFECO Corp.	360,000	11,516
The Chubb Corp.	120,000	9,019
Travelers Property Casualty Corp. Class A	300,000	5,265
		234,588
Real Estate - 1.1%
Apartment Investment & Management Co. Class A	400,000	18,632
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Duke Realty Corp.	300,000	$ 8,118
Equity Office Properties Trust	800,000	24,112
		50,862
TOTAL FINANCIALS		990,372
HEALTH CARE - 5.2%
Biotechnology - 0.2%
Biogen, Inc. (a)	100,000	4,988
Invitrogen Corp. (a)	90,000	3,162
		8,150
Health Care Equipment & Supplies - 1.5%
Applera Corp. - Applied Biosystems Group	100,000	1,820
Bausch & Lomb, Inc.	180,000	6,799
Becton, Dickinson & Co.	500,000	18,800
Boston Scientific Corp. (a)	240,000	6,684
C.R. Bard, Inc.	500,000	27,550
Guidant Corp. (a)	60,000	2,400
Zimmer Holdings, Inc. (a)	68,000	2,379
		66,432
Health Care Providers & Services - 0.4%
Laboratory Corp. of America Holdings (a)	120,000	5,886
Manor Care, Inc. (a)	100,000	2,590
McKesson Corp.	120,000	4,500
Tenet Healthcare Corp. (a)	80,000	5,960
		18,936
Pharmaceuticals - 3.1%
Bristol-Myers Squibb Co.	1,100,000	34,232
Eli Lilly & Co.	260,000	16,822
IVAX Corp. (a)	460,000	6,017
Johnson & Johnson	260,000	15,951
Merck & Co., Inc.	560,000	31,976
Mylan Laboratories, Inc.	40,000	1,238
Pharmacia Corp.	340,000	14,685
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	440,000	$ 11,638
Watson Pharmaceuticals, Inc. (a)	320,000	8,320
		140,879
TOTAL HEALTH CARE		234,397
INDUSTRIALS - 10.0%
Aerospace & Defense - 1.9%
Boeing Co.	300,000	12,795
Goodrich Corp.	300,000	10,023
Honeywell International, Inc.	620,000	24,304
Northrop Grumman Corp.	100,000	12,131
United Technologies Corp.	360,000	24,793
		84,046
Air Freight & Logistics - 0.7%
CNF, Inc.	760,000	27,368
United Parcel Service, Inc. Class B	100,000	6,038
		33,406
Airlines - 0.2%
Delta Air Lines, Inc.	180,000	4,725
UAL Corp.	240,000	2,926
		7,651
Building Products - 0.2%
York International Corp.	300,000	10,635
Commercial Services & Supplies - 1.8%
Herman Miller, Inc.	400,000	9,384
Imagistics International, Inc. (a)	981,300	19,086
Manpower, Inc.	260,000	10,780
Pitney Bowes, Inc.	240,000	9,828
Republic Services, Inc. (a)	540,000	11,351
SOURCECORP, Inc. (a)	180,000	5,362
Tetra Tech, Inc. (a)	200,000	2,894
Waste Management, Inc.	440,000	12,078
		80,763
Construction & Engineering - 0.2%
Fluor Corp.	180,000	6,768
Electrical Equipment - 0.6%
American Power Conversion Corp. (a)	100,000	1,396
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	200,000	$ 11,570
Rockwell Automation, Inc.	560,000	12,286
		25,252
Industrial Conglomerates - 0.8%
3M Co.	40,000	5,017
General Electric Co.	340,000	10,588
Textron, Inc.	220,000	10,322
Tyco International Ltd.	460,000	10,097
		36,024
Machinery - 2.3%
Cummins, Inc.	220,000	8,098
Deere & Co.	260,000	12,220
Eaton Corp.	280,000	22,630
Illinois Tool Works, Inc.	140,000	9,944
Ingersoll-Rand Co. Ltd. Class A	340,000	17,119
Joy Global, Inc. (a)	200,000	3,012
Kennametal, Inc.	260,000	10,426
Navistar International Corp.	520,000	18,465
PACCAR, Inc.	40,000	1,770
UNOVA, Inc. (a)	160,000	1,093
		104,777
Road & Rail - 1.3%
Burlington Northern Santa Fe Corp.	700,000	19,810
CSX Corp.	400,000	13,760
Union Pacific Corp.	180,000	11,023
USFreightways Corp.	360,000	12,550
		57,143
TOTAL INDUSTRIALS		446,465
INFORMATION TECHNOLOGY - 7.1%
Communications Equipment - 1.0%
Andrew Corp. (a)	193,900	3,341
Cable Design Technologies Corp. (a)	703,700	8,163
CommScope, Inc. (a)	220,000	3,117
Motorola, Inc.	1,300,000	20,787
Nokia Corp. sponsored ADR	200,000	2,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Scientific-Atlanta, Inc.	180,000	$ 3,501
Sycamore Networks, Inc. (a)	300,000	1,077
		42,762
Computers & Peripherals - 2.1%
Apple Computer, Inc. (a)	800,000	18,640
Dell Computer Corp. (a)	160,000	4,296
Hewlett-Packard Co.	1,500,000	28,635
International Business Machines Corp.	300,000	24,135
NCR Corp. (a)	120,000	4,386
Read-Rite Corp. (a)	400,000	948
Storage Technology Corp. (a)	440,000	7,920
Sun Microsystems, Inc. (a)	700,000	4,823
		93,783
Electronic Equipment & Instruments - 1.5%
Amphenol Corp. Class A (a)	220,000	9,889
Avnet, Inc.	260,000	6,014
AVX Corp.	240,000	5,148
Celestica, Inc. (sub. vtg.) (a)	360,000	10,581
Ingram Micro, Inc. Class A (a)	340,000	4,896
Methode Electronics, Inc. Class A	75,000	803
PerkinElmer, Inc.	260,000	3,632
Sanmina-SCI Corp. (a)	920,000	10,580
Symbol Technologies, Inc.	600,000	5,142
Tektronix, Inc. (a)	568,400	11,527
		68,212
Internet Software & Services - 0.0%
VeriSign, Inc. (a)	200,000	1,936
IT Consulting & Services - 0.8%
Computer Sciences Corp. (a)	480,000	22,738
Electronic Data Systems Corp.	220,000	11,620
		34,358
Office Electronics - 0.2%
Xerox Corp. (a)	1,200,000	10,764
Semiconductor Equipment & Products - 0.8%
Advanced Micro Devices, Inc. (a)	1,100,000	12,573
International Rectifier Corp. (a)	160,000	7,515
LSI Logic Corp. (a)	280,000	3,192
Micron Technology, Inc. (a)	260,000	6,131
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
National Semiconductor Corp. (a)	80,000	$ 2,456
Teradyne, Inc. (a)	20,000	542
Texas Instruments, Inc.	60,000	1,720
Varian Semiconductor Equipment Associates, Inc. (a)	20,000	796
		34,925
Software - 0.7%
Autodesk, Inc.	360,000	4,860
Computer Associates International, Inc.	240,000	4,166
Compuware Corp. (a)	340,000	2,506
Mentor Graphics Corp. (a)	11,600	189
Microsoft Corp. (a)	140,000	7,127
Oracle Corp. (a)	1,100,000	8,712
Sybase, Inc. (a)	320,000	4,282
		31,842
TOTAL INFORMATION TECHNOLOGY		318,582
MATERIALS - 4.4%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	180,000	9,027
E.I. du Pont de Nemours & Co.	320,000	14,720
IMC Global, Inc.	400,000	5,608
Monsanto Co.	120,000	3,192
PPG Industries, Inc.	200,000	11,436
Praxair, Inc.	380,000	21,280
		65,263
Containers & Packaging - 0.3%
Ball Corp.	100,000	4,158
Owens-Illinois, Inc. (a)	300,000	5,250
Temple-Inland, Inc.	100,000	5,568
		14,976
Metals & Mining - 1.2%
Alcoa, Inc.	440,000	15,391
Newmont Mining Corp. Holding Co.	640,000	19,974
Phelps Dodge Corp.	420,000	16,384
		51,749
Paper & Forest Products - 1.4%
Bowater, Inc.	840,000	43,999
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
MeadWestvaco Corp.	260,000	$ 8,206
Weyerhaeuser Co.	180,000	11,790
		63,995
TOTAL MATERIALS		195,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	1,600,000	19,152
BellSouth Corp.	2,200,000	73,216
CenturyTel, Inc.	300,000	9,300
Citizens Communications Co.	600,000	5,640
KT Corp. sponsored ADR	120,000	2,844
Qwest Communications International, Inc.	3,000,000	15,480
SBC Communications, Inc.	1,900,000	65,151
Sprint Corp. - FON Group	840,000	13,818
Verizon Communications, Inc.	1,700,000	73,100
		277,701
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. (a)	700,000	5,677
TOTAL TELECOMMUNICATION SERVICES		283,378
UTILITIES - 1.2%
Electric Utilities - 1.2%
AES Corp. (a)	200,000	1,310
American Electric Power Co., Inc.	120,000	5,128
CMS Energy Corp.	180,000	3,251
DPL, Inc.	500,000	13,230
FirstEnergy Corp.	700,000	24,157
Wisconsin Energy Corp.	200,000	5,262
Xcel Energy, Inc.	180,000	3,868
		56,206
TOTAL COMMON STOCKS (Cost $3,542,811)		4,022,695
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a) (Cost $235)	50,000	$ 0
U.S. Treasury Obligations - 0.5%
Ratings (unaudited)		Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 1.67% to 1.76% 7/5/02 to 8/8/02 (c) (Cost $21,249)	-	$ 21,300	21,252
Money Market Funds - 12.6%
	Shares
Fidelity Cash Central Fund, 1.85% (b)	552,043,757	552,044
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	11,090,508	11,091
TOTAL MONEY MARKET FUNDS (Cost $563,135)		563,135
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $4,127,430)		4,607,082
NET OTHER ASSETS - (2.8)%		(123,434)
NET ASSETS - 100%		$ 4,483,648
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
Equity Index Contracts
332 Russell 2000 Index Contracts	June 2002	$ 80,942	$ (2,713)
909 S&P 500 Index Contracts	June 2002	242,589	(20,930)
TOTAL EQUITY INDEX CONTRACTS		$ 323,531	$ (23,643)
The face value of futures purchased as a percentage of net assets - 7.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $21,252,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $871,454,000 and $461,546,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61,000 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $4,130,439,000. Net unrealized appreciation aggregated $476,643,000, of which $743,379,000 related to appreciated investment securities and $266,736,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $11,168) (cost $4,127,430) - See accompanying schedule		$ 4,607,082
Receivable for investments sold		11,451
Receivable for fund shares sold		5,272
Dividends receivable		6,348
Interest receivable		971
Receivable for daily variation on futures contracts		345
Other receivables		15
Total assets		4,631,484
Liabilities
Payable to custodian bank	$ 14
Payable for investments purchased	110,341
Payable for fund shares redeemed	22,305
Accrued management fee	1,798
Distribution fees payable	1,704
Other payables and accrued expenses	583
Collateral on securities loaned, at value	11,091
Total liabilities		147,836
Net Assets		$ 4,483,648
Net Assets consist of:
Paid in capital		$ 3,995,184
Undistributed net investment income		6,408
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		26,045
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		456,011
Net Assets		$ 4,483,648

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($515,508 ÷ 21,184 shares)	$ 24.33
Maximum offering price per share (100/94.25 of $24.33)	$ 25.81
Class T: Net Asset Value and redemption price per share ($2,248,500 ÷ 91,412 shares)	$ 24.60
Maximum offering price per share (100/96.50 of $24.60)	$ 25.49
Class B: Net Asset Value and offering price per share ($603,178 ÷ 24,724 shares) A	$ 24.40
Class C: Net Asset Value and offering price per share ($179,849 ÷ 7,360.5 shares) A	$ 24.43
Institutional Class: Net Asset Value, offering price and redemption price per share ($936,613 ÷ 37,654 shares)	$ 24.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 32,266
Interest		5,081
Security lending		17
Total income		37,364
Expenses
Management fee	$ 10,201
Transfer agent fees	4,461
Distribution fees	9,896
Accounting and security lending fees	317
Non-interested trustees' compensation	12
Custodian fees and expenses	26
Registration fees	135
Audit	22
Legal	18
Miscellaneous	328
Total expenses before reductions	25,416
Expense reductions	(334)	25,082
Net investment income (loss)		12,282
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	21,665
Foreign currency transactions	(7)
Futures contracts	19,771
Total net realized gain (loss)		41,429
Change in net unrealized appreciation (depreciation) on: Investment securities	131,642
Futures contracts	(35,659)
Total change in net unrealized appreciation (depreciation)		95,983
Net gain (loss)		137,412
Net increase (decrease) in net assets resulting from operations		$ 149,694

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,282	$ 22,133
Net realized gain (loss)	41,429	53,576
Change in net unrealized appreciation (depreciation)	95,983	(48,574)
Net increase (decrease) in net assets resulting from operations	149,694	27,135
Distributions to shareholders from net investment income	(11,048)	(26,959)
Distributions to shareholders from net realized gain	(37,571)	(356,362)
Total distributions	(48,619)	(383,321)
Share transactions - net increase (decrease)	484,016	971,312
Total increase (decrease) in net assets	585,091	615,126
Net Assets
Beginning of period	3,898,557	3,283,431
End of period (including undistributed net investment income of $6,408 and undistributed net investment income of $5,174, respectively)	$ 4,483,648	$ 3,898,557

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.73	$ 26.42	$ 27.72	$ 28.15	$ 26.69	$ 22.78
Income from Invest- ment Operations
Net investment income (loss) E	.10	.22	.38	.23	.24	.23
Net realized and unrealized gain (loss)	.82	.20	1.41	.88	3.19	4.61
Total from investment operations	.92	.42	1.79	1.11	3.43	4.84
Distributions from net investment income	(.09)	(.27)	(.34)	(.25)	(.25)	(.34)
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(.32)	(3.11)	(3.09)	(1.54)	(1.97)	(.93)
Net asset value, end of period	$ 24.33	$ 23.73	$ 26.42	$ 27.72	$ 28.15	$ 26.69
Total ReturnB, C, D	3.90%	1.36%	7.21%	4.06%	13.82%	22.05%
Ratios to Average Net Assets F
Expenses before expense reductions	.98% A	.98%	1.00%	.99%	1.03%	1.28%
Expenses net of voluntary waivers, if any	.98% A	.98%	1.00%	.99%	1.03%	1.26%
Expenses net of all reductions	.97% A	.95%	.97%	.96%	1.02%	1.25%
Net investment income (loss)	.78% A	.88%	1.51%	.83%	.89%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 516	$ 371	$ 161	$ 120	$ 65	$ 26
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.98	$ 26.67	$ 27.95	$ 28.35	$ 26.85	$ 22.83
Income from Investment Operations
Net investment income (loss) E	.07	.16	.34	.17	.19	.26
Net realized and unrealized gain (loss)	.84	.20	1.41	.90	3.22	4.62
Total from investment operations	.91	.36	1.75	1.07	3.41	4.88
Distributions from net investment income	(.06)	(.21)	(.28)	(.18)	(.19)	(.27)
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(.29)	(3.05)	(3.03)	(1.47)	(1.91)	(.86)
Net asset value, end of period	$ 24.60	$ 23.98	$ 26.67	$ 27.95	$ 28.35	$ 26.85
Total ReturnB, C, D	3.82%	1.10%	6.97%	3.89%	13.63%	22.12%
Ratios to Average Net Assets F
Expenses before expense reductions	1.22% A	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses net of voluntary waivers, if any	1.22% A	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses net of all reductions	1.21% A	1.19%	1.18%	1.18%	1.20%	1.21%
Net investment income (loss)	.54% A	.65%	1.30%	.61%	.72%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 2,249	$ 2,058	$ 1,889	$ 2,494	$ 2,635	$ 2,190
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.80	$ 26.49	$ 27.79	$ 28.20	$ 26.73	$ 22.73
Income from Investment Operations
Net investment income (loss) E	-	.03	.20	.03	.05	.13
Net realized and unrealized gain (loss)	.84	.20	1.40	.88	3.21	4.61
Total from investment operations	.84	.23	1.60	.91	3.26	4.74
Distributions from net investment income	(.01)	(.08)	(.15)	(.03)	(.07)	(.15)
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(.24)	(2.92)	(2.90)	(1.32)	(1.79)	(.74)
Net asset value, end of period	$ 24.40	$ 23.80	$ 26.49	$ 27.79	$ 28.20	$ 26.73
Total ReturnB, C, D	3.55%	.57%	6.38%	3.33%	13.06%	21.52%
Ratios to Average Net Assets F
Expenses before expense reductions	1.80% A	1.77%	1.75%	1.72%	1.74%	1.75%
Expenses net of voluntary waivers, if any	1.80% A	1.77%	1.75%	1.72%	1.74%	1.74%
Expenses net of all reductions	1.78% A	1.73%	1.72%	1.69%	1.72%	1.73%
Net investment income (loss)	(.03)% A	.10%	.76%	.10%	.19%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 603	$ 620	$ 697	$ 893	$ 878	$ 682
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.84	$ 26.51	$ 27.81	$ 28.23	$ 26.84	$ 26.65
Income from Investment Operations
Net investment income (loss) E	-	.03	.19	.02	.02	.02
Net realized and unrealized gain (loss)	.83	.22	1.42	.89	3.21	.17
Total from investment operations	.83	.25	1.61	.91	3.23	.19
Distributions from net investment income	(.01)	(.08)	(.16)	(.04)	(.12)	-
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	-
Total distributions	(.24)	(2.92)	(2.91)	(1.33)	(1.84)	-
Net asset value, end of period	$ 24.43	$ 23.84	$ 26.51	$ 27.81	$ 28.23	$ 26.84
Total ReturnB, C, D	3.50%	.65%	6.41%	3.32%	12.90%	.71%
Ratios to Average Net Assets G
Expenses before expense reductions	1.76% A	1.74%	1.74%	1.73%	1.84%	26.60% A
Expenses net of voluntary waivers, if any	1.76% A	1.74%	1.74%	1.73%	1.84%	1.85% A
Expenses net of all reductions	1.74% A	1.71%	1.71%	1.70%	1.82%	1.81% A
Net investment income (loss)	.01% A	.12%	.77%	.09%	.07%	1.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 180	$ 136	$ 69	$ 65	$ 37	$ 1
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized BTotal returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 24.24	$ 26.93	$ 28.19	$ 28.59	$ 27.07	$ 23.00
Income from Investment Operations
Net investment income (loss) D	.14	.29	.47	.32	.34	.39
Net realized and unrealized gain (loss)	.84	.21	1.44	.90	3.24	4.68
Total from investment operations	.98	.50	1.91	1.22	3.58	5.07
Distributions from net investment income	(.12)	(.35)	(.42)	(.33)	(.34)	(.41)
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(.35)	(3.19)	(3.17)	(1.62)	(2.06)	(1.00)
Net asset value, end of period	$ 24.87	$ 24.24	$ 26.93	$ 28.19	$ 28.59	$ 27.07
Total ReturnB, C	4.07%	1.67%	7.57%	4.40%	14.23%	22.87%
Ratios to Average Net Assets E
Expenses before expense reductions	.68% A	.69%	.68%	.69%	.68%	.69%
Expenses net of voluntary waivers, if any	.68% A	.69%	.68%	.69%	.68%	.69%
Expenses net of all reductions	.66% A	.65%	.65%	.66%	.67%	.67%
Net investment income (loss)	1.09% A	1.18%	1.83%	1.13%	1.25%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 937	$ 714	$ 468	$ 458	$ 493	$ 464
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Future contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts" This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of 0.20% of the fund's average net assets and a group fee rate that averaged 0.28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was 0.48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 575	$ 2
Class T	.25%	.25%	5,462	48
Class B	.75%	.25%	3,068	2,304
Class C	.75%	.25%	791	278
			$ 9,896	$ 2,632

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 370	$ 159
Class T	402	123
Class B	597	597
Class C	22	22
	$ 1,391	$ 901

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 496	0.22
Class T	2,236	0.20
Class B	854	0.28
Class C	194	0.24
Institutional Class	681	0.16
	$ 4,461

*Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,915 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $333 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

Semiannual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 1,560	$ 2,425
Class T	5,247	16,041
Class B	259	2,129
Class C	58	247
Institutional Class	3,924	6,117
Total	$ 11,048	$ 26,959
From net realized gain
Class A	$ 3,812	$ 18,288
Class T	19,587	205,129
Class B	5,947	75,600
Class C	1,348	7,768
Institutional Class	6,877	49,577
Total	$ 37,571	$ 356,362

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A
Shares sold	8,655	14,068	$ 209,061	$ 346,415
Reinvestment of distributions	205	792	4,928	19,625
Shares redeemed	(3,295)	(5,337)	(79,508)	(132,688)
Net increase (decrease)	5,565	9,523	$ 134,481	$ 233,352
Class T
Shares sold	16,800	30,494	$ 412,012	$ 749,975
Reinvestment of distributions	996	8,416	24,132	211,152
Shares redeemed	(12,207)	(23,902)	(299,242)	(589,432)
Net increase (decrease)	5,589	15,008	$ 136,902	$ 371,695
Class B
Shares sold	3,858	7,530	$ 94,107	$ 185,208
Reinvestment of distributions	231	2,783	5,538	69,512
Shares redeemed	(5,416)	(10,565)	(131,307)	(258,531)
Net increase (decrease)	(1,327)	(252)	$ (31,662)	$ (3,811)
Class C
Shares sold	2,348	3,794	$ 57,453	$ 93,516
Reinvestment of distributions	50	274	1,200	6,861
Shares redeemed	(726)	(996)	(17,687)	(24,199)
Net increase (decrease)	1,672	3,072	$ 40,966	$ 76,178
Institutional Class
Shares sold	11,812	19,831	$ 293,749	$ 488,341
Reinvestment of distributions	309	1,610	7,596	40,662
Shares redeemed	(3,948)	(9,326)	(98,016)	(235,105)
Net increase (decrease)	8,173	12,115	$ 203,329	$ 293,898

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000
PROPOSAL 4
To approve an amended managment contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	2,057,884,308.39	93.419
Against	47,126,220.06	2.139
Abstain	97,851,437.36	4.442
TOTAL	2,202,861,965.81	100.000
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,673,519,303.66	91.006
Against	54,438,713.79	2.960
Abstain	110,953,554.33	6.034
TOTAL	1,838,911,571.78	100.000
Broker Non-Votes	363,950,394.03
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,662,440,210.24	90.403
Against	63,601,101.72	3.459
Abstain	112,870,259.82	6.138
TOTAL	1,838,911,571.78	100.000
Broker Non-Votes	363,950,394.03

*Denotes trust-wide proposals and voting results.

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

EPI-SANN-0702 157520
1.704674.104

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Equity Income
Fund - Institutional Class

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Equity Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Income - Inst CL	4.07%	-3.81%	52.34%	255.52%
Russell 3000® Value	4.32%	-4.16%	52.46%	258.60%
Equity Income Funds Average	0.52%	-7.00%	37.44%	188.15%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 233 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - Inst CL	-3.81%	8.78%	13.52%
Russell 3000 Value	-4.16%	8.80%	13.62%
Equity Income Funds Average	-7.00%	6.29%	10.82%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Semiannual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Institutional Class on May 31, 1992. As the chart shows, by May 31, 2002, the value of the investment would have grown to $35,552 - a 255.52% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $35,860 - a 258.60% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of May 31, 2002, the six month, one year, five year, and 10 year cumulative total returns for the equity income funds average were 0.77%, -6.95%, 35.84%, and 181.69%, respectively; and the one year, five year, and 10 year average annual total returns were -6.95%, 6.13%, and 10.75%, respectively.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Bob Chow, Portfolio Manager of Fidelity Advisor Equity Income Fund

Q. How did the fund perform, Bob?

A. For the six months ending May 31, 2002, the fund's Institutional Class shares returned 4.07%. In comparison, the Russell 3000 Value Index returned 4.32% and the equity income funds average tracked by Lipper Inc. rose 0.52% during the same period. For the 12 months ending May 31, 2002, the fund's Institutional Class shares declined 3.81%, while the Russell index and peer group average fell 4.16% and -7.00%, respectively.

Q. Why did the fund slightly underperform its index, yet outperform its peer group average during the past six months?

A. Our underexposure to strong-performing financial stocks was the primary reason the fund's return trailed the index. Financials, which represented nearly a third of the index at period end, performed surprisingly well. More specifically, consumer credit quality held up better than expected, and investors flocked to bank stocks for safety - something that typically doesn't occur during an economic downturn. Despite subpar loan growth, banks also came into favor as interest rates dropped and the bond yield curve steepened, improving their profitability. However, I felt valuations in the sector were generally too high and, although we did own such strong performers as Bank of America and Bank One, we nonetheless owned fewer banks than the index. Given our significant underexposure to financials and their surprising performance, I wasn't too disappointed with our results. My investment process is driven by individual stock valuations, not sector positioning, and there were many other areas where our stock picking was favorable, such as in the consumer and energy sectors. With regard to our Lipper peers, I suspect the average equity-income fund had a higher exposure to large-cap stocks, which generally underperformed smaller stocks.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Emphasizing cyclical stocks worked nicely for the fund six months ago. How did you proceed with this group since then?

A. On the whole, cyclicals were no longer attractive. I built a position in them one to two years ago when they were inexpensive, but their valuations had risen significantly by the beginning of the period due to a combination of factors. First, their prices rose because many investors suddenly grew fond of them based on the assumption that the economy had bottomed and would improve. However, their fundamentals, such as cash flow and earnings growth, had yet to improve, making them more expensive. As a result, higher demand caused valuations to increase, and I sold down or eliminated many of our holdings to lock in profits.

Q. What areas did you find attractive?

A. I nibbled away at some technology stocks. For example, I took a greenhouse - or starter - position in design software maker Autodesk, where business fundamentals weakened but not as much as its stock price, making its valuation compelling. I'm comfortable owning Autodesk at our current cost basis and waiting for its business to improve given the stock's risk/return potential. I also bolstered our holdings in regional Bell operating companies (RBOCs), such as Verizon, SBC Communications and BellSouth. Unfortunately, most of our RBOC holdings were among the fund's worst performers during the past six months. Few investors were interested in them because of the telecommunications industry's problems, which included overcapacity, slowing subscriber wireline growth and high debt levels. But their valuations were low, their dividend yields high, and I believed they would survive the current industry turmoil while their competitors - the competitive local exchange carriers - faced greater difficulty. It's sort of a last-man-standing strategy.

Q. What stocks stood out as top contributors?

A. Apparel retailer Limited Brands rallied sharply on better-than-expected earnings and positive sentiment surrounding its reacquisition of Intimate Brands, the owner of lingerie retailer Victoria's Secret. Rising oil prices and the perception of an improving global economy benefited Exxon Mobil. Additionally, investors were attracted to the stable earnings growth typically generated by tobacco giant Philip Morris.

Q. What's your outlook, Bob?

A. I'm cautiously optimistic. The equity market, by and large, is overvalued, so it's not as easy to find the inexpensive stocks this fund typically owns. For example, many of the small- and mid-cap stocks that we've emphasized were bid up in value during the past six months. However, shareholders still should expect a good portion of the fund's performance to come from its mid-cap stock exposure, because this is where I typically find my best ideas and where I feel the best risk/reward potential still exists.

Semiannual Report

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to maintain a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

Start date: April 25, 1983

Size: as of May 31, 2002, more than $4.4 billion

Manager: Bob Chow, since 1996; joined Fidelity in 1989

3

Bob Chow describes the state of the equity market:

"The equity market is in a quandary. Investors generally are hard-pressed to find any ´growth' in growth stocks, or ´value' in value stocks. Looking at growth stocks, many of the sectors that typically generate the fastest earnings growth, such as technology and pharmaceuticals, recently have shown little or no quarterly earnings growth. Further, many growth companies continue to downsize their future profit expectations, which has hindered stock performance. Investors typically will pay a premium for strong earnings growth, but there's little catalyst for stock appreciation without it .

"Turning to value stocks, there are no longer any areas of the market that are obviously undervalued. As of the end of the period, there were fewer stocks selling at bargain prices in comparison to their intrinsic fundamentals, such as earnings growth. Nine to 12 months ago, many smaller-cap companies were undervalued relative to larger-cap stocks. However, smaller-cap valuations have since increased as investors gradually uncovered them, and many of these stocks are now fully valued. In the current market climate, therefore, I will be looking to lock in smaller gains - nickels and dimes, so to speak - in a larger number of stocks to maximize shareholder value. As such, I increased the fund's total number of holdings to 279 stocks, from 222 stocks six months ago."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	2.7	2.9
Citigroup, Inc.	2.5	2.5
Bank of America Corp.	2.0	1.2
Philip Morris Companies, Inc.	1.6	1.6
BellSouth Corp.	1.6	2.0
Verizon Communications, Inc.	1.6	1.8
ChevronTexaco Corp.	1.5	1.6
SBC Communications, Inc.	1.5	1.7
Fannie Mae	1.4	1.5
Allstate Corp.	1.3	0.0
	17.7
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	22.1	19.5
Consumer Discretionary	15.8	14.3
Industrials	10.0	11.0
Consumer Staples	9.0	8.3
Energy	8.6	9.2
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks and Equity Futures 96.9%		Stocks and Equity Futures 92.4%
	Short-Term Investments and Net Other Assets 3.1%		Short-Term Investments and Net Other Assets 7.6%
* Foreign investments	3.5%	** Foreign investments	2.6%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 89.7%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.8%
Auto Components - 1.1%
Delphi Corp.	1,200,000	$ 18,900
Johnson Controls, Inc.	140,000	12,328
TRW, Inc.	360,000	19,764
		50,992
Automobiles - 0.2%
Ford Motor Co.	489,489	8,639
Distributors - 0.1%
Applied Industrial Technologies, Inc.	200,000	3,950
Hotels, Restaurants & Leisure - 2.1%
Hilton Hotels Corp.	220,000	3,124
Mandalay Resort Group (a)	500,000	16,300
McDonald's Corp.	900,000	26,946
MGM Mirage, Inc. (a)	460,000	17,337
Outback Steakhouse, Inc. (a)	500,000	19,815
Six Flags, Inc. (a)	340,000	5,460
WMS Industries, Inc. (a)	204,700	2,868
		91,850
Household Durables - 2.0%
Black & Decker Corp.	300,000	14,337
Leggett & Platt, Inc.	780,000	20,530
Snap-On, Inc.	540,000	17,064
Sony Corp.	100,000	5,811
Tupperware Corp.	660,000	14,606
Whirlpool Corp.	240,000	17,136
		89,484
Internet & Catalog Retail - 0.1%
Lands' End, Inc. (a)	80,000	4,954
Leisure Equipment & Products - 0.4%
Hasbro, Inc.	500,000	7,650
Mattel, Inc.	500,000	10,620
		18,270
Media - 2.6%
AOL Time Warner, Inc. (a)	500,000	9,350
Dow Jones & Co., Inc.	160,000	8,808
Gannett Co., Inc.	120,000	9,096
Liberty Media Corp. Class A (a)	400,000	4,820
Reader's Digest Association, Inc. Class A (non-vtg.)	180,000	4,016
The New York Times Co. Class A	300,000	15,081
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
TMP Worldwide, Inc. (a)	60,000	$ 1,621
Tribune Co.	620,000	26,356
Viacom, Inc. Class B (non-vtg.) (a)	180,000	8,813
Walt Disney Co.	1,300,000	29,783
		117,744
Multiline Retail - 1.7%
Dillard's, Inc. Class A	400,000	12,012
Dollar General Corp.	460,000	7,907
Federated Department Stores, Inc. (a)	540,000	22,361
Target Corp.	440,000	18,238
The May Department Stores Co.	180,000	6,332
Wal-Mart Stores, Inc.	180,000	9,738
		76,588
Specialty Retail - 4.4%
Abercrombie & Fitch Co. Class A (a)	40,000	1,160
AnnTaylor Stores Corp. (a)	420,000	11,962
Barnes & Noble, Inc. (a)	400,000	12,308
Borders Group, Inc. (a)	900,000	18,756
Foot Locker, Inc. (a)	500,000	7,650
Gap, Inc.	2,900,000	42,253
Home Depot, Inc.	180,000	7,504
Office Depot, Inc. (a)	760,000	13,893
Pier 1 Imports, Inc.	220,000	4,448
Regis Corp.	280,000	8,064
Sherwin-Williams Co.	200,000	6,320
Stage Stores, Inc. (a)	80,000	2,850
Staples, Inc. (a)	900,000	18,972
The Childrens Place Retail Stores, Inc. (a)	25,000	701
Limited Brands, Inc.	1,500,000	31,485
Toys 'R' Us, Inc. (a)	520,000	9,490
		197,816
Textiles, Apparel & Lux. Goods - 1.1%
Columbia Sportswear Co. (a)	80,000	2,818
Liz Claiborne, Inc.	760,000	23,279
Russell Corp.	340,000	6,283
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Lux. Goods - continued
Tommy Hilfiger Corp. (a)	700,000	$ 10,654
Vans, Inc. (a)	500,000	4,880
		47,914
TOTAL CONSUMER DISCRETIONARY		708,201
CONSUMER STAPLES - 9.0%
Beverages - 1.0%
Adolph Coors Co. Class B	100,000	6,674
Coca-Cola Enterprises, Inc.	600,000	13,050
The Coca-Cola Co.	460,000	25,558
		45,282
Food & Drug Retailing - 1.7%
Albertson's, Inc.	780,000	27,433
CVS Corp.	600,000	19,218
Fleming Companies, Inc.	180,182	3,989
Great Atlantic & Pacific Tea, Inc. (a)	179,900	4,150
Kroger Co. (a)	420,000	9,387
Winn-Dixie Stores, Inc.	500,000	9,705
		73,882
Food Products - 2.0%
ConAgra Foods, Inc.	120,000	2,953
Hershey Foods Corp.	240,000	16,015
Kellogg Co.	1,000,000	36,700
Kraft Foods, Inc. Class A	140,000	6,021
Unilever NV (NY Shares)	300,000	19,656
Wm. Wrigley Jr. Co.	180,000	10,316
		91,661
Household Products - 1.8%
Clorox Co.	520,000	23,816
Colgate-Palmolive Co.	200,000	10,840
Kimberly-Clark Corp.	500,000	32,460
Procter & Gamble Co.	140,000	12,537
		79,653
Personal Products - 0.8%
Avon Products, Inc.	220,000	11,649
Gillette Co.	640,000	22,765
		34,414
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Tobacco - 1.7%
Philip Morris Companies, Inc.	1,300,000	$ 74,425
UST, Inc.	80,000	3,066
		77,491
TOTAL CONSUMER STAPLES		402,383
ENERGY - 8.6%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	460,000	16,859
Core Laboratories NV (a)	340,000	4,777
Diamond Offshore Drilling, Inc.	360,000	12,143
ENSCO International, Inc.	300,000	9,825
Nabors Industries, Inc. (a)	280,000	12,292
Noble Corp. (a)	200,000	8,564
Schlumberger Ltd. (NY Shares)	380,000	19,623
		84,083
Oil & Gas - 6.7%
Anadarko Petroleum Corp.	120,000	6,090
Apache Corp.	280,000	15,590
BP PLC sponsored ADR	1,000,000	51,070
ChevronTexaco Corp.	780,000	68,055
Exxon Mobil Corp.	3,000,000	119,787
Newfield Exploration Co. (a)	280,000	10,097
Phillips Petroleum Co.	320,000	18,416
Royal Dutch Petroleum Co. (NY Shares)	160,000	8,800
Valero Energy Corp.	120,000	4,740
		302,645
TOTAL ENERGY		386,728
FINANCIALS - 22.1%
Banks - 7.1%
Bank of America Corp.	1,200,000	90,972
Bank of New York Co., Inc.	280,000	10,164
Bank One Corp.	900,000	36,567
Comerica, Inc.	320,000	20,512
FleetBoston Financial Corp.	1,000,000	35,240
Huntington Bancshares, Inc.	300,000	5,991
Mellon Financial Corp.	580,000	21,518
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Banks - continued
PNC Financial Services Group, Inc.	200,000	$ 11,250
U.S. Bancorp, Delaware	800,000	18,920
Wachovia Corp.	553,582	21,241
Wells Fargo & Co.	860,000	45,064
		317,439
Diversified Financials - 8.7%
American Express Co.	740,000	31,457
Charles Schwab Corp.	1,200,000	14,508
Citigroup, Inc.	2,600,000	112,268
Fannie Mae	760,000	60,808
Farmer Mac Class C (non-vtg.) (a)	139,700	4,331
Freddie Mac	260,000	17,043
Goldman Sachs Group, Inc.	160,000	12,072
Household International, Inc.	240,000	12,276
J.P. Morgan Chase & Co.	1,400,000	50,330
Lehman Brothers Holdings, Inc.	100,000	6,100
Merrill Lynch & Co., Inc.	400,000	16,284
Morgan Stanley Dean Witter & Co.	1,100,000	50,006
		387,483
Insurance - 5.2%
ACE Ltd.	360,000	12,460
AFLAC, Inc.	440,000	14,150
Allstate Corp.	1,500,000	57,720
American International Group, Inc.	420,000	28,127
Aon Corp.	280,000	9,360
Hartford Financial Services Group, Inc.	500,000	33,000
Lincoln National Corp.	101,600	4,554
Marsh & McLennan Companies, Inc.	80,000	8,072
MBIA, Inc.	280,000	15,711
MetLife, Inc.	220,000	7,311
PartnerRe Ltd.	240,000	12,115
Prudential Financial, Inc.	180,000	6,208
SAFECO Corp.	360,000	11,516
The Chubb Corp.	120,000	9,019
Travelers Property Casualty Corp. Class A	300,000	5,265
		234,588
Real Estate - 1.1%
Apartment Investment & Management Co. Class A	400,000	18,632
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Real Estate - continued
Duke Realty Corp.	300,000	$ 8,118
Equity Office Properties Trust	800,000	24,112
		50,862
TOTAL FINANCIALS		990,372
HEALTH CARE - 5.2%
Biotechnology - 0.2%
Biogen, Inc. (a)	100,000	4,988
Invitrogen Corp. (a)	90,000	3,162
		8,150
Health Care Equipment & Supplies - 1.5%
Applera Corp. - Applied Biosystems Group	100,000	1,820
Bausch & Lomb, Inc.	180,000	6,799
Becton, Dickinson & Co.	500,000	18,800
Boston Scientific Corp. (a)	240,000	6,684
C.R. Bard, Inc.	500,000	27,550
Guidant Corp. (a)	60,000	2,400
Zimmer Holdings, Inc. (a)	68,000	2,379
		66,432
Health Care Providers & Services - 0.4%
Laboratory Corp. of America Holdings (a)	120,000	5,886
Manor Care, Inc. (a)	100,000	2,590
McKesson Corp.	120,000	4,500
Tenet Healthcare Corp. (a)	80,000	5,960
		18,936
Pharmaceuticals - 3.1%
Bristol-Myers Squibb Co.	1,100,000	34,232
Eli Lilly & Co.	260,000	16,822
IVAX Corp. (a)	460,000	6,017
Johnson & Johnson	260,000	15,951
Merck & Co., Inc.	560,000	31,976
Mylan Laboratories, Inc.	40,000	1,238
Pharmacia Corp.	340,000	14,685
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Schering-Plough Corp.	440,000	$ 11,638
Watson Pharmaceuticals, Inc. (a)	320,000	8,320
		140,879
TOTAL HEALTH CARE		234,397
INDUSTRIALS - 10.0%
Aerospace & Defense - 1.9%
Boeing Co.	300,000	12,795
Goodrich Corp.	300,000	10,023
Honeywell International, Inc.	620,000	24,304
Northrop Grumman Corp.	100,000	12,131
United Technologies Corp.	360,000	24,793
		84,046
Air Freight & Logistics - 0.7%
CNF, Inc.	760,000	27,368
United Parcel Service, Inc. Class B	100,000	6,038
		33,406
Airlines - 0.2%
Delta Air Lines, Inc.	180,000	4,725
UAL Corp.	240,000	2,926
		7,651
Building Products - 0.2%
York International Corp.	300,000	10,635
Commercial Services & Supplies - 1.8%
Herman Miller, Inc.	400,000	9,384
Imagistics International, Inc. (a)	981,300	19,086
Manpower, Inc.	260,000	10,780
Pitney Bowes, Inc.	240,000	9,828
Republic Services, Inc. (a)	540,000	11,351
SOURCECORP, Inc. (a)	180,000	5,362
Tetra Tech, Inc. (a)	200,000	2,894
Waste Management, Inc.	440,000	12,078
		80,763
Construction & Engineering - 0.2%
Fluor Corp.	180,000	6,768
Electrical Equipment - 0.6%
American Power Conversion Corp. (a)	100,000	1,396
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - continued
Emerson Electric Co.	200,000	$ 11,570
Rockwell Automation, Inc.	560,000	12,286
		25,252
Industrial Conglomerates - 0.8%
3M Co.	40,000	5,017
General Electric Co.	340,000	10,588
Textron, Inc.	220,000	10,322
Tyco International Ltd.	460,000	10,097
		36,024
Machinery - 2.3%
Cummins, Inc.	220,000	8,098
Deere & Co.	260,000	12,220
Eaton Corp.	280,000	22,630
Illinois Tool Works, Inc.	140,000	9,944
Ingersoll-Rand Co. Ltd. Class A	340,000	17,119
Joy Global, Inc. (a)	200,000	3,012
Kennametal, Inc.	260,000	10,426
Navistar International Corp.	520,000	18,465
PACCAR, Inc.	40,000	1,770
UNOVA, Inc. (a)	160,000	1,093
		104,777
Road & Rail - 1.3%
Burlington Northern Santa Fe Corp.	700,000	19,810
CSX Corp.	400,000	13,760
Union Pacific Corp.	180,000	11,023
USFreightways Corp.	360,000	12,550
		57,143
TOTAL INDUSTRIALS		446,465
INFORMATION TECHNOLOGY - 7.1%
Communications Equipment - 1.0%
Andrew Corp. (a)	193,900	3,341
Cable Design Technologies Corp. (a)	703,700	8,163
CommScope, Inc. (a)	220,000	3,117
Motorola, Inc.	1,300,000	20,787
Nokia Corp. sponsored ADR	200,000	2,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
Scientific-Atlanta, Inc.	180,000	$ 3,501
Sycamore Networks, Inc. (a)	300,000	1,077
		42,762
Computers & Peripherals - 2.1%
Apple Computer, Inc. (a)	800,000	18,640
Dell Computer Corp. (a)	160,000	4,296
Hewlett-Packard Co.	1,500,000	28,635
International Business Machines Corp.	300,000	24,135
NCR Corp. (a)	120,000	4,386
Read-Rite Corp. (a)	400,000	948
Storage Technology Corp. (a)	440,000	7,920
Sun Microsystems, Inc. (a)	700,000	4,823
		93,783
Electronic Equipment & Instruments - 1.5%
Amphenol Corp. Class A (a)	220,000	9,889
Avnet, Inc.	260,000	6,014
AVX Corp.	240,000	5,148
Celestica, Inc. (sub. vtg.) (a)	360,000	10,581
Ingram Micro, Inc. Class A (a)	340,000	4,896
Methode Electronics, Inc. Class A	75,000	803
PerkinElmer, Inc.	260,000	3,632
Sanmina-SCI Corp. (a)	920,000	10,580
Symbol Technologies, Inc.	600,000	5,142
Tektronix, Inc. (a)	568,400	11,527
		68,212
Internet Software & Services - 0.0%
VeriSign, Inc. (a)	200,000	1,936
IT Consulting & Services - 0.8%
Computer Sciences Corp. (a)	480,000	22,738
Electronic Data Systems Corp.	220,000	11,620
		34,358
Office Electronics - 0.2%
Xerox Corp. (a)	1,200,000	10,764
Semiconductor Equipment & Products - 0.8%
Advanced Micro Devices, Inc. (a)	1,100,000	12,573
International Rectifier Corp. (a)	160,000	7,515
LSI Logic Corp. (a)	280,000	3,192
Micron Technology, Inc. (a)	260,000	6,131
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
National Semiconductor Corp. (a)	80,000	$ 2,456
Teradyne, Inc. (a)	20,000	542
Texas Instruments, Inc.	60,000	1,720
Varian Semiconductor Equipment Associates, Inc. (a)	20,000	796
		34,925
Software - 0.7%
Autodesk, Inc.	360,000	4,860
Computer Associates International, Inc.	240,000	4,166
Compuware Corp. (a)	340,000	2,506
Mentor Graphics Corp. (a)	11,600	189
Microsoft Corp. (a)	140,000	7,127
Oracle Corp. (a)	1,100,000	8,712
Sybase, Inc. (a)	320,000	4,282
		31,842
TOTAL INFORMATION TECHNOLOGY		318,582
MATERIALS - 4.4%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	180,000	9,027
E.I. du Pont de Nemours & Co.	320,000	14,720
IMC Global, Inc.	400,000	5,608
Monsanto Co.	120,000	3,192
PPG Industries, Inc.	200,000	11,436
Praxair, Inc.	380,000	21,280
		65,263
Containers & Packaging - 0.3%
Ball Corp.	100,000	4,158
Owens-Illinois, Inc. (a)	300,000	5,250
Temple-Inland, Inc.	100,000	5,568
		14,976
Metals & Mining - 1.2%
Alcoa, Inc.	440,000	15,391
Newmont Mining Corp. Holding Co.	640,000	19,974
Phelps Dodge Corp.	420,000	16,384
		51,749
Paper & Forest Products - 1.4%
Bowater, Inc.	840,000	43,999
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Paper & Forest Products - continued
MeadWestvaco Corp.	260,000	$ 8,206
Weyerhaeuser Co.	180,000	11,790
		63,995
TOTAL MATERIALS		195,983
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	1,600,000	19,152
BellSouth Corp.	2,200,000	73,216
CenturyTel, Inc.	300,000	9,300
Citizens Communications Co.	600,000	5,640
KT Corp. sponsored ADR	120,000	2,844
Qwest Communications International, Inc.	3,000,000	15,480
SBC Communications, Inc.	1,900,000	65,151
Sprint Corp. - FON Group	840,000	13,818
Verizon Communications, Inc.	1,700,000	73,100
		277,701
Wireless Telecommunication Services - 0.1%
AT&T Wireless Services, Inc. (a)	700,000	5,677
TOTAL TELECOMMUNICATION SERVICES		283,378
UTILITIES - 1.2%
Electric Utilities - 1.2%
AES Corp. (a)	200,000	1,310
American Electric Power Co., Inc.	120,000	5,128
CMS Energy Corp.	180,000	3,251
DPL, Inc.	500,000	13,230
FirstEnergy Corp.	700,000	24,157
Wisconsin Energy Corp.	200,000	5,262
Xcel Energy, Inc.	180,000	3,868
		56,206
TOTAL COMMON STOCKS (Cost $3,542,811)		4,022,695
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a) (Cost $235)	50,000	$ 0
U.S. Treasury Obligations - 0.5%
Ratings (unaudited)		Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 1.67% to 1.76% 7/5/02 to 8/8/02 (c) (Cost $21,249)	-	$ 21,300	21,252
Money Market Funds - 12.6%
	Shares
Fidelity Cash Central Fund, 1.85% (b)	552,043,757	552,044
Fidelity Securities Lending Cash Central Fund, 1.85% (b)	11,090,508	11,091
TOTAL MONEY MARKET FUNDS (Cost $563,135)		563,135
TOTAL INVESTMENT PORTFOLIO - 102.8% (Cost $4,127,430)		4,607,082
NET OTHER ASSETS - (2.8)%		(123,434)
NET ASSETS - 100%		$ 4,483,648
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
Equity Index Contracts
332 Russell 2000 Index Contracts	June 2002	$ 80,942	$ (2,713)
909 S&P 500 Index Contracts	June 2002	242,589	(20,930)
TOTAL EQUITY INDEX CONTRACTS		$ 323,531	$ (23,643)
The face value of futures purchased as a percentage of net assets - 7.2%
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $21,252,000.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $871,454,000 and $461,546,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $61,000 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $4,130,439,000. Net unrealized appreciation aggregated $476,643,000, of which $743,379,000 related to appreciated investment securities and $266,736,000 related to depreciated investment securities.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $11,168) (cost $4,127,430) - See accompanying schedule		$ 4,607,082
Receivable for investments sold		11,451
Receivable for fund shares sold		5,272
Dividends receivable		6,348
Interest receivable		971
Receivable for daily variation on futures contracts		345
Other receivables		15
Total assets		4,631,484
Liabilities
Payable to custodian bank	$ 14
Payable for investments purchased	110,341
Payable for fund shares redeemed	22,305
Accrued management fee	1,798
Distribution fees payable	1,704
Other payables and accrued expenses	583
Collateral on securities loaned, at value	11,091
Total liabilities		147,836
Net Assets		$ 4,483,648
Net Assets consist of:
Paid in capital		$ 3,995,184
Undistributed net investment income		6,408
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		26,045
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		456,011
Net Assets		$ 4,483,648

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($515,508 ÷ 21,184 shares)	$ 24.33
Maximum offering price per share (100/94.25 of $24.33)	$ 25.81
Class T: Net Asset Value and redemption price per share ($2,248,500 ÷ 91,412 shares)	$ 24.60
Maximum offering price per share (100/96.50 of $24.60)	$ 25.49
Class B: Net Asset Value and offering price per share ($603,178 ÷ 24,724 shares) A	$ 24.40
Class C: Net Asset Value and offering price per share ($179,849 ÷ 7,360.5 shares) A	$ 24.43
Institutional Class: Net Asset Value, offering price and redemption price per share ($936,613 ÷ 37,654 shares)	$ 24.87

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 32,266
Interest		5,081
Security lending		17
Total income		37,364
Expenses
Management fee	$ 10,201
Transfer agent fees	4,461
Distribution fees	9,896
Accounting and security lending fees	317
Non-interested trustees' compensation	12
Custodian fees and expenses	26
Registration fees	135
Audit	22
Legal	18
Miscellaneous	328
Total expenses before reductions	25,416
Expense reductions	(334)	25,082
Net investment income (loss)		12,282
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	21,665
Foreign currency transactions	(7)
Futures contracts	19,771
Total net realized gain (loss)		41,429
Change in net unrealized appreciation (depreciation) on: Investment securities	131,642
Futures contracts	(35,659)
Total change in net unrealized appreciation (depreciation)		95,983
Net gain (loss)		137,412
Net increase (decrease) in net assets resulting from operations		$ 149,694

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 12,282	$ 22,133
Net realized gain (loss)	41,429	53,576
Change in net unrealized appreciation (depreciation)	95,983	(48,574)
Net increase (decrease) in net assets resulting from operations	149,694	27,135
Distributions to shareholders from net investment income	(11,048)	(26,959)
Distributions to shareholders from net realized gain	(37,571)	(356,362)
Total distributions	(48,619)	(383,321)
Share transactions - net increase (decrease)	484,016	971,312
Total increase (decrease) in net assets	585,091	615,126
Net Assets
Beginning of period	3,898,557	3,283,431
End of period (including undistributed net investment income of $6,408 and undistributed net investment income of $5,174, respectively)	$ 4,483,648	$ 3,898,557

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.73	$ 26.42	$ 27.72	$ 28.15	$ 26.69	$ 22.78
Income from Invest- ment Operations
Net investment income (loss) E	.10	.22	.38	.23	.24	.23
Net realized and unrealized gain (loss)	.82	.20	1.41	.88	3.19	4.61
Total from investment operations	.92	.42	1.79	1.11	3.43	4.84
Distributions from net investment income	(.09)	(.27)	(.34)	(.25)	(.25)	(.34)
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(.32)	(3.11)	(3.09)	(1.54)	(1.97)	(.93)
Net asset value, end of period	$ 24.33	$ 23.73	$ 26.42	$ 27.72	$ 28.15	$ 26.69
Total ReturnB, C, D	3.90%	1.36%	7.21%	4.06%	13.82%	22.05%
Ratios to Average Net Assets F
Expenses before expense reductions	.98% A	.98%	1.00%	.99%	1.03%	1.28%
Expenses net of voluntary waivers, if any	.98% A	.98%	1.00%	.99%	1.03%	1.26%
Expenses net of all reductions	.97% A	.95%	.97%	.96%	1.02%	1.25%
Net investment income (loss)	.78% A	.88%	1.51%	.83%	.89%	.93%
Supplemental Data
Net assets, end of period (in millions)	$ 516	$ 371	$ 161	$ 120	$ 65	$ 26
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.98	$ 26.67	$ 27.95	$ 28.35	$ 26.85	$ 22.83
Income from Investment Operations
Net investment income (loss) E	.07	.16	.34	.17	.19	.26
Net realized and unrealized gain (loss)	.84	.20	1.41	.90	3.22	4.62
Total from investment operations	.91	.36	1.75	1.07	3.41	4.88
Distributions from net investment income	(.06)	(.21)	(.28)	(.18)	(.19)	(.27)
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(.29)	(3.05)	(3.03)	(1.47)	(1.91)	(.86)
Net asset value, end of period	$ 24.60	$ 23.98	$ 26.67	$ 27.95	$ 28.35	$ 26.85
Total ReturnB, C, D	3.82%	1.10%	6.97%	3.89%	13.63%	22.12%
Ratios to Average Net Assets F
Expenses before expense reductions	1.22% A	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses net of voluntary waivers, if any	1.22% A	1.22%	1.21%	1.21%	1.21%	1.23%
Expenses net of all reductions	1.21% A	1.19%	1.18%	1.18%	1.20%	1.21%
Net investment income (loss)	.54% A	.65%	1.30%	.61%	.72%	1.05%
Supplemental Data
Net assets, end of period (in millions)	$ 2,249	$ 2,058	$ 1,889	$ 2,494	$ 2,635	$ 2,190
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 23.80	$ 26.49	$ 27.79	$ 28.20	$ 26.73	$ 22.73
Income from Investment Operations
Net investment income (loss) E	-	.03	.20	.03	.05	.13
Net realized and unrealized gain (loss)	.84	.20	1.40	.88	3.21	4.61
Total from investment operations	.84	.23	1.60	.91	3.26	4.74
Distributions from net investment income	(.01)	(.08)	(.15)	(.03)	(.07)	(.15)
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(.24)	(2.92)	(2.90)	(1.32)	(1.79)	(.74)
Net asset value, end of period	$ 24.40	$ 23.80	$ 26.49	$ 27.79	$ 28.20	$ 26.73
Total ReturnB, C, D	3.55%	.57%	6.38%	3.33%	13.06%	21.52%
Ratios to Average Net Assets F
Expenses before expense reductions	1.80% A	1.77%	1.75%	1.72%	1.74%	1.75%
Expenses net of voluntary waivers, if any	1.80% A	1.77%	1.75%	1.72%	1.74%	1.74%
Expenses net of all reductions	1.78% A	1.73%	1.72%	1.69%	1.72%	1.73%
Net investment income (loss)	(.03)% A	.10%	.76%	.10%	.19%	.53%
Supplemental Data
Net assets, end of period (in millions)	$ 603	$ 620	$ 697	$ 893	$ 878	$ 682
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997 F
Selected Per-Share Data
Net asset value, beginning of period	$ 23.84	$ 26.51	$ 27.81	$ 28.23	$ 26.84	$ 26.65
Income from Investment Operations
Net investment income (loss) E	-	.03	.19	.02	.02	.02
Net realized and unrealized gain (loss)	.83	.22	1.42	.89	3.21	.17
Total from investment operations	.83	.25	1.61	.91	3.23	.19
Distributions from net investment income	(.01)	(.08)	(.16)	(.04)	(.12)	-
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	-
Total distributions	(.24)	(2.92)	(2.91)	(1.33)	(1.84)	-
Net asset value, end of period	$ 24.43	$ 23.84	$ 26.51	$ 27.81	$ 28.23	$ 26.84
Total ReturnB, C, D	3.50%	.65%	6.41%	3.32%	12.90%	.71%
Ratios to Average Net Assets G
Expenses before expense reductions	1.76% A	1.74%	1.74%	1.73%	1.84%	26.60% A
Expenses net of voluntary waivers, if any	1.76% A	1.74%	1.74%	1.73%	1.84%	1.85% A
Expenses net of all reductions	1.74% A	1.71%	1.71%	1.70%	1.82%	1.81% A
Net investment income (loss)	.01% A	.12%	.77%	.09%	.07%	1.24% A
Supplemental Data
Net assets, end of period (in millions)	$ 180	$ 136	$ 69	$ 65	$ 37	$ 1
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized BTotal returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period November 3, 1997 (commencement of sale of shares) to November 30, 1997. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999	1998	1997
Selected Per-Share Data
Net asset value, beginning of period	$ 24.24	$ 26.93	$ 28.19	$ 28.59	$ 27.07	$ 23.00
Income from Investment Operations
Net investment income (loss) D	.14	.29	.47	.32	.34	.39
Net realized and unrealized gain (loss)	.84	.21	1.44	.90	3.24	4.68
Total from investment operations	.98	.50	1.91	1.22	3.58	5.07
Distributions from net investment income	(.12)	(.35)	(.42)	(.33)	(.34)	(.41)
Distributions from net realized gain	(.23)	(2.84)	(2.75)	(1.29)	(1.72)	(.59)
Total distributions	(.35)	(3.19)	(3.17)	(1.62)	(2.06)	(1.00)
Net asset value, end of period	$ 24.87	$ 24.24	$ 26.93	$ 28.19	$ 28.59	$ 27.07
Total ReturnB, C	4.07%	1.67%	7.57%	4.40%	14.23%	22.87%
Ratios to Average Net Assets E
Expenses before expense reductions	.68% A	.69%	.68%	.69%	.68%	.69%
Expenses net of voluntary waivers, if any	.68% A	.69%	.68%	.69%	.68%	.69%
Expenses net of all reductions	.66% A	.65%	.65%	.66%	.67%	.67%
Net investment income (loss)	1.09% A	1.18%	1.83%	1.13%	1.25%	1.60%
Supplemental Data
Net assets, end of period (in millions)	$ 937	$ 714	$ 468	$ 458	$ 493	$ 464
Portfolio turnover rate	25% A	60%	101%	113%	59%	55%

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales and excise tax regulations.

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Future contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts" This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of 0.20% of the fund's average net assets and a group fee rate that averaged 0.28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was 0.48% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 575	$ 2
Class T	.25%	.25%	5,462	48
Class B	.75%	.25%	3,068	2,304
Class C	.75%	.25%	791	278
			$ 9,896	$ 2,632

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 370	$ 159
Class T	402	123
Class B	597	597
Class C	22	22
	$ 1,391	$ 901

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets*
Class A	$ 496	0.22
Class T	2,236	0.20
Class B	854	0.28
Class C	194	0.24
Institutional Class	681	0.16
	$ 4,461

*Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates - continued

Central Funds - continued

current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $4,915 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment advisor. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $333 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of univested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

Semiannual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 1,560	$ 2,425
Class T	5,247	16,041
Class B	259	2,129
Class C	58	247
Institutional Class	3,924	6,117
Total	$ 11,048	$ 26,959
From net realized gain
Class A	$ 3,812	$ 18,288
Class T	19,587	205,129
Class B	5,947	75,600
Class C	1,348	7,768
Institutional Class	6,877	49,577
Total	$ 37,571	$ 356,362

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A
Shares sold	8,655	14,068	$ 209,061	$ 346,415
Reinvestment of distributions	205	792	4,928	19,625
Shares redeemed	(3,295)	(5,337)	(79,508)	(132,688)
Net increase (decrease)	5,565	9,523	$ 134,481	$ 233,352
Class T
Shares sold	16,800	30,494	$ 412,012	$ 749,975
Reinvestment of distributions	996	8,416	24,132	211,152
Shares redeemed	(12,207)	(23,902)	(299,242)	(589,432)
Net increase (decrease)	5,589	15,008	$ 136,902	$ 371,695
Class B
Shares sold	3,858	7,530	$ 94,107	$ 185,208
Reinvestment of distributions	231	2,783	5,538	69,512
Shares redeemed	(5,416)	(10,565)	(131,307)	(258,531)
Net increase (decrease)	(1,327)	(252)	$ (31,662)	$ (3,811)
Class C
Shares sold	2,348	3,794	$ 57,453	$ 93,516
Reinvestment of distributions	50	274	1,200	6,861
Shares redeemed	(726)	(996)	(17,687)	(24,199)
Net increase (decrease)	1,672	3,072	$ 40,966	$ 76,178
Institutional Class
Shares sold	11,812	19,831	$ 293,749	$ 488,341
Reinvestment of distributions	309	1,610	7,596	40,662
Shares redeemed	(3,948)	(9,326)	(98,016)	(235,105)
Net increase (decrease)	8,173	12,115	$ 203,329	$ 293,898

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the thirteen nominees specified below as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000
PROPOSAL 4
To approve an amended managment contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	2,057,884,308.39	93.419
Against	47,126,220.06	2.139
Abstain	97,851,437.36	4.442
TOTAL	2,202,861,965.81	100.000
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,673,519,303.66	91.006
Against	54,438,713.79	2.960
Abstain	110,953,554.33	6.034
TOTAL	1,838,911,571.78	100.000
Broker Non-Votes	363,950,394.03
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,662,440,210.24	90.403
Against	63,601,101.72	3.459
Abstain	112,870,259.82	6.138
TOTAL	1,838,911,571.78	100.000
Broker Non-Votes	363,950,394.03

*Denotes trust-wide proposals and voting results.

Semiannual Report

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Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPII-SANN-0702 157522
1.704676.104

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Asset Allocation

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Asset Allocation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Asset Allocation - CL A	-1.56%	-8.46%	0.03%
Fidelity Adv Asset Allocation - CL A (incl. 5.75% sales charge)	-7.22%	-13.72%	-5.72%
Fidelity Adv Asset Allocation Composite	-3.32%	-7.68%	0.63%
S&P 500 ®	-5.68%	-13.85%	-9.07%
LB Aggregate Bond	2.25%	8.10%	24.21%
LB 3 Month T-Bill	0.91%	2.81%	17.30%
Flexible Portfolio Funds Average	-1.57%	-5.94%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Fidelity® Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index (S&P 500®), the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class A's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 290 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL A	-8.46%	0.01%
Fidelity Adv Asset Allocation - CL A (incl. 5.75% sales charge)	-13.72%	-1.71%
Fidelity Adv Asset Allocation Composite	-7.68%	0.18%
Flexible Portfolio Funds Average	-5.94%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have been $9,428 - a 5.72% decrease on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,093 - a 9.07% decrease If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,421 - a 24.21% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,063 - a 0.63% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Semiannual Report

Fidelity Advisor Asset Allocation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL T	-1.66%	-8.69%	-0.84%
Fidelity Adv Asset Allocation - CL T (incl. 3.50% sales charge)	-5.10%	-11.88%	-4.31%
Fidelity Adv Asset Allocation Composite	-3.32%	-7.68%	0.63%
S&P 500	-5.68%	-13.85%	-9.07%
LB Aggregate Bond	2.25%	8.10%	24.21%
LB 3 Month T-Bill	0.91%	2.81%	17.30%
Flexible Portfolio Funds Average	-1.57%	-5.94%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class T's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 290 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL T	-8.69%	-0.25%
Fidelity Adv Asset Allocation - CL T (incl. 3.50% sales charge)	-11.88%	-1.28%
Fidelity Adv Asset Allocation Composite	-7.68%	0.18%
Flexible Portfolio Funds Average	-5.94%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have been $9,569 - a 4.31% decrease on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,093 - a 9.07% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,421 - a 24.21% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,063 - a 0.63% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Semiannual Report

Fidelity Advisor Asset Allocation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, one year and life of fund total returns are 5%, 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL B	-2.07%	-9.26%	-2.51%
Fidelity Adv Asset Allocation - CL B (incl. contingent deferred sales charge)	-6.93%	-13.74%	-5.37%
Fidelity Adv Asset Allocation Composite	-3.32%	-7.68%	0.63%
S&P 500	-5.68%	-13.85%	-9.07%
LB Aggregate Bond	2.25%	8.10%	24.21%
LB 3 Month T-Bill	0.91%	2.81%	17.30%
Flexible Portfolio Funds Average	-1.57%	-5.94%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class B's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 290 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL B	-9.26%	-0.74%
Fidelity Adv Asset Allocation - CL B (incl. contingent deferred sales charge)	-13.74%	-1.60%
Fidelity Adv Asset Allocation Composite	-7.68%	0.18%
Flexible Portfolio Funds Average	-5.94%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $9,463 - a 5.37% decrease on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,093 - a 9.07% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,421 - a 24.21% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,063 - a 0.63% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Semiannual Report

Fidelity Advisor Asset Allocation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, one year and life of fund total returns are 1%, 1%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL C	-2.07%	-9.18%	-2.53%
Fidelity Adv Asset Allocation - CL C (incl. contingent deferred sales charge)	-3.04%	-10.08%	-2.53%
Fidelity Adv Asset Allocation Composite	-3.32%	-7.68%	0.63%
S&P 500	-5.68%	-13.85%	-9.07%
LB Aggregate Bond	2.25%	8.10%	24.21%
LB 3 Month T-Bill	0.91%	2.81%	17.30%
Flexible Portfolio Funds Average	-1.57%	-5.94%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class C's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 290 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL C	-9.18%	-0.75%
Fidelity Adv Asset Allocation - CL C (incl. contingent deferred sales charge)	-10.08%	-0.75%
Fidelity Adv Asset Allocation Composite	-7.68%	0.18%
Flexible Portfolio Funds Average	-5.94%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002, the value of the investment would have been $9,747 - a 2.53% decrease on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,093 - a 9.07% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,421 - a 24.21% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,063 - a 0.63% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, equity investors had good reasons to be optimistic. Growth in gross domestic product was strong, interest rates were at 40-year lows and consumer spending was solid. But poor corporate earnings growth continued to plague the equity investing landscape, and investors - already in a foul mood given a series of corporate accounting irregularities - sold off stocks in droves. Against this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%. Investment-grade bonds, on the other hand, surged forward when optimism about the economic recovery and fears of interest rate hikes diminished. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - gained 2.25% during the past six months. Within the Aggregate index, mortgage securities fared best, returning 3.26% according to the Lehman Brothers Mortgage-Backed Securities Index. Agency and corporate bonds also fared well, as the Lehman Brothers U.S. Agency and Credit Bond indexes gained 1.97% and 1.76%, respectively. The Lehman Brothers Treasury Index returned 1.18% during the past six months.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Asset Allocation Fund

Q. How did the fund perform, Dick?

A. For the six months ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 1.56%, 1.66%, 2.07% and 2.07%, respectively, while the Fidelity Advisor Asset Allocation Composite Index and the Lipper Inc. flexible portfolio funds average dropped 3.32% and 1.57%, respectively. For the one-year ending May 31, 2002, the fund's Class A, Class T, Class B and Class C shares fell 8.46%, 8.69%, 9.26% and 9.18%, respectively, while the Composite index and Lipper average lost 7.68% and 5.94%, respectively.

Q. What role did asset allocation play during the six-month period?

A. While asset allocation overall was a modest positive, security selection was the main driver of performance versus our benchmarks, particularly within the fund's equity subportfolio. Maintaining a bias toward equities early in the period helped, as stocks extended their post-September rallies through December in anticipation of an economic upturn. The fund then benefited from assuming a more cautious stance heading into 2002 by scaling back on equities to around a 70% neutral weighting as valuations began to look stretched, given little-to-no improvement in company fundamentals and concerns about corporate accounting scandals. Slightly underweighting stocks during the spring also helped, as their prices fell sharply on the slowed pace of economic recovery, which further weakened investor confidence. My fixed-income strategy, however, restrained performance, particularly versus our peer average. Emphasizing high-yield securities rather than stronger-performing investment-grade bonds hurt. While high-yield bonds benefited from some improvement in the economy, widespread credit quality downgrades curbed their advances. I reduced the fund's high-yield exposure and raised its cash position late in the period to provide a cushion as market conditions deteriorated.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. How would you describe the performance of the fund's equity subportfolio?

A. The fund's equity investments soundly beat the S&P 500®. Bruce Herring, who directed the subportfolio, deserves credit for finding and exploiting value opportunities in the market. While sector positioning helped, stock picking led the way. Most of the fund's outperformance was achieved in the consumer discretionary sector, where Bruce added exposure to several quality mid-cap stocks that snapped back strongly from their September lows in anticipation of an economic upturn. Media stocks Radio One and Clear Channel Communications performed quite well, while suprisingly strong consumer spending bolstered such gaming, homebuilding and retailing holdings as Harrah's, KB Home and Kohls, respectively. We also benefited in technology from focusing on more established and stable companies and avoiding more aggressive, debt-burdened companies - particularly those with exposure to the lagging telecommunications sector - that suffered the most. Finally, holding defensive financials with little exposure to the capital markets helped, as did owning health care equipment and services stocks, which bucked the sector's downtrend. Conversely, we suffered from holding some stocks that were hurt by accounting irregularities, most notably Tyco International, SpectraSite Holdings and Computer Associates. The fund no longer held Computer Associates at period end.

Q. What drove the fixed-income portion of the fund?

A. The fund's investment-grade holdings, managed by Jeff Moore - who took over for Charlie Morrison in April - continued to produce respectable returns. Jeff benefited from opportunistically adding exposure to top-quality, intermediate-term corporate bonds, which performed well in a steepening yield curve environment as investors sought out higher-yielding alternatives to government bonds. While maintaining a higher-quality, income-focused structure within the fund's high-yield subportfolio - managed by Matt Conti - helped in 2001, it hurt during the past six months. The fund failed to benefit from an early short-term rally in distressed bonds given Matt's tendency to underweight the lowest-rated tiers of the market. We started to reverse this effect during the spring by avoiding several defaults and credit downgrades, which partially offset the lag experienced earlier in the period. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what it's designed to do - provide reasonably steady returns to help offset capital market volatility.

Semiannual Report

Q. What's your outlook?

A. I remain cautious. Although evidence of a strengthening economy remains a positive for equity markets, uncertainty about corporate earnings, particularly in light of recent accounting problems, remains a concern. While continued cost cutting should help boost earnings in 2002, it may take some time for demand-driven earnings to rebound. That said, given the improving backdrop, it might be wise to consider becoming more aggressive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk

Start date: December 28, 1998

Size: as of May 31, 2002, more than $120 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann discusses a recovery in equities:

"I'm still looking for a catalyst to get equities back on track. It would be highly unusual for stocks to underperform bonds for a third straight year. In fact, if you look back at post-World War II history, excluding 2000-01, there was only one instance in which we even had back-to-back down years in the S&P 500. While the historical odds are against stocks dropping three in a row to bonds, it's not impossible. We're already seeing the factors driving economic growth in recent months begin to show signs of moderating. Among the key drivers were low interest rates, low energy prices and a huge mortgage-refinancing boom. This setback may, in fact, take some steam out of the once-resilient consumer, leaving corporations to pick up the slack by boosting capital expenditures. The problem is, corporations are still very cautious given uncertainty about earnings - the lifeblood of capital spending - and are, thus, unlikely to step in and fill the void. Exports might provide some help, however, given recent weakness in the dollar. So, as the inventory correction nears an end in most sectors, particularly technology, there needs to be a resurgence in end demand from businesses to help grow earnings, strengthen the economy and power stock prices from today's still-lofty levels. A synchronized global recovery might generate just the demand we need."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Radio One, Inc. Class D (non-vtg.)	2.8	2.0
Bank One Corp.	2.7	1.9
HealthSouth Corp.	2.7	2.5
American International Group, Inc.	2.4	1.3
Microsoft Corp.	2.2	2.9
Clear Channel Communications, Inc.	2.2	2.6
Philip Morris Companies, Inc.	2.1	1.6
Intel Corp.	1.8	1.8
Fannie Mae	1.5	1.1
Johnson & Johnson	1.5	0.8
	21.9
Market Sectors as of May 31, 2002
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	15.4	14.5
Financials	13.6	10.0
Health Care	10.9	11.5
Industrials	9.6	10.0
Information Technology	8.8	13.0
Consumer Staples	5.1	5.3
Energy	3.0	3.3
Telecommunication Services	1.6	3.0
Materials	0.9	1.5
Utilities	0.0	0.1
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stock Class 69%		Stock Class 76%
	Bond Class 23%		Bond Class 23%
	Short-Term Class 8%		Short-Term Class 1%
* Foreign investments	3.5%	** Foreign investments	3%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts.

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 68.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.3%
Hotels, Restaurants & Leisure - 1.8%
Applebee's International, Inc.	16,600	$ 647,566
Harrah's Entertainment, Inc. (a)	22,000	1,048,300
McDonald's Corp.	9,500	284,430
Wendys International, Inc.	5,600	212,632
		2,192,928
Household Durables - 2.4%
Beazer Homes USA, Inc. (a)	3,000	234,660
Centex Corp.	12,000	645,000
Champion Enterprises, Inc. (a)	27,500	220,550
KB Home	19,300	994,529
Mohawk Industries, Inc. (a)	12,165	797,051
		2,891,790
Media - 6.7%
AOL Time Warner, Inc. (a)	67,400	1,260,380
Clear Channel Communications, Inc. (a)	48,820	2,598,689
Radio One, Inc.:
Class A (a)	38,200	845,366
Class D (non-vtg.) (a)	153,470	3,330,281
		8,034,716
Multiline Retail - 2.5%
Kohls Corp. (a)	22,000	1,650,000
Wal-Mart Stores, Inc.	25,970	1,404,977
		3,054,977
Specialty Retail - 1.9%
Bed Bath & Beyond, Inc. (a)	11,800	404,740
Best Buy Co., Inc. (a)	2,850	131,670
Christopher & Banks Corp. (a)	14,300	568,854
Home Depot, Inc.	10,300	429,407
Lowe's Companies, Inc.	15,000	707,400
Too, Inc. (a)	700	21,420
		2,263,491
Textiles, Apparel & Luxury Goods - 0.0%
Coach, Inc. (a)	340	17,768
TOTAL CONSUMER DISCRETIONARY		18,455,670
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 5.1%
Beverages - 1.6%
PepsiCo, Inc.	12,000	$ 623,760
The Coca-Cola Co.	23,000	1,277,880
		1,901,640
Food Products - 0.4%
Dean Foods Co. (a)	5,800	211,700
Kraft Foods, Inc. Class A	5,800	249,458
		461,158
Household Products - 0.3%
Colgate-Palmolive Co.	5,400	292,680
Personal Products - 0.6%
Avon Products, Inc.	8,370	443,192
Gillette Co.	8,400	298,788
		741,980
Tobacco - 2.2%
Philip Morris Companies, Inc.	43,830	2,509,268
RJ Reynolds Tobacco Holdings, Inc.	2,700	190,890
		2,700,158
TOTAL CONSUMER STAPLES		6,097,616
ENERGY - 3.0%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	2,950	108,118
BJ Services Co. (a)	8,500	318,920
ENSCO International, Inc.	8,300	271,825
GlobalSantaFe Corp.	4,900	165,375
Noble Corp. (a)	4,100	175,562
Pride International, Inc. (a)	6,800	131,920
Rowan Companies, Inc.	16,000	411,200
Smith International, Inc. (a)	6,600	484,308
Tidewater, Inc.	4,100	167,075
Weatherford International, Inc. (a)	3,800	191,330
		2,425,633
Oil & Gas - 1.0%
ChevronTexaco Corp.	8,133	709,604
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	12,800	$ 344,064
Tesoro Petroleum Corp. (a)	20,100	141,705
		1,195,373
TOTAL ENERGY		3,621,006
FINANCIALS - 13.6%
Banks - 5.1%
Bank of America Corp.	17,400	1,319,094
Bank One Corp.	80,300	3,262,589
M&T Bank Corp.	11,100	967,587
Wachovia Corp.	14,768	566,648
		6,115,918
Diversified Financials - 4.8%
American Express Co.	36,710	1,560,542
Citigroup, Inc.	8,786	379,379
Fannie Mae	22,850	1,828,229
Freddie Mac	23,750	1,556,813
MBNA Corp.	11,700	423,657
		5,748,620
Insurance - 3.7%
AFLAC, Inc.	49,960	1,606,714
American International Group, Inc.	43,468	2,911,018
		4,517,732
TOTAL FINANCIALS		16,382,270
HEALTH CARE - 10.9%
Health Care Equipment & Supplies - 0.5%
St. Jude Medical, Inc. (a)	1,500	126,600
Zimmer Holdings, Inc. (a)	12,600	440,748
		567,348
Health Care Providers & Services - 4.9%
Anthem, Inc.	4,500	319,050
Cardinal Health, Inc.	8,820	586,177
HCA, Inc.	5,400	265,302
HealthSouth Corp. (a)	227,820	3,223,653
McKesson Corp.	5,000	187,500
Tenet Healthcare Corp. (a)	3,600	268,200
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Trigon Healthcare, Inc. (a)	800	$ 82,840
UnitedHealth Group, Inc.	11,000	998,800
		5,931,522
Pharmaceuticals - 5.5%
Abbott Laboratories	16,700	793,250
Allergan, Inc.	7,000	441,700
Forest Laboratories, Inc. (a)	10,000	738,300
Johnson & Johnson	28,600	1,754,610
Merck & Co., Inc.	6,900	393,990
Pfizer, Inc.	46,993	1,625,941
Wyeth	15,900	882,450
		6,630,241
TOTAL HEALTH CARE		13,129,111
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.0%
Boeing Co.	16,200	690,930
Lockheed Martin Corp.	7,800	483,990
		1,174,920
Building Products - 0.6%
Masco Corp.	27,900	743,814
Commercial Services & Supplies - 4.6%
Certegy, Inc. (a)	9,100	391,300
Cintas Corp.	6,800	355,028
Concord EFS, Inc. (a)	2,700	84,429
First Data Corp.	16,800	1,330,560
Manpower, Inc.	35,700	1,480,122
Paychex, Inc.	39,070	1,353,776
Viad Corp.	17,200	510,324
		5,505,539
Industrial Conglomerates - 1.8%
General Electric Co.	50,470	1,571,636
Tyco International Ltd.	29,582	649,325
		2,220,961
Machinery - 0.6%
Albany International Corp. Class A	6,006	156,456
Danaher Corp.	8,100	563,922
		720,378
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 1.0%
Canadian National Railway Co.	13,550	$ 676,480
CSX Corp.	14,400	495,360
		1,171,840
TOTAL INDUSTRIALS		11,537,452
INFORMATION TECHNOLOGY - 8.8%
Computers & Peripherals - 1.2%
Apple Computer, Inc. (a)	5,400	125,820
Dell Computer Corp. (a)	40,600	1,090,110
International Business Machines Corp.	2,000	160,900
		1,376,830
Electronic Equipment & Instruments - 0.6%
AU Optronics Corp. sponsored ADR	15,600	184,080
Avnet, Inc.	12,682	293,335
AVX Corp.	3,300	70,785
Flextronics International Ltd. (a)	15,300	202,419
		750,619
IT Consulting & Services - 0.7%
Affiliated Computer Services, Inc. Class A (a)	15,900	884,676
Semiconductor Equipment & Products - 4.1%
Applied Materials, Inc. (a)	6,700	148,606
Fairchild Semiconductor International, Inc. Class A (a)	6,500	163,475
Intel Corp.	75,780	2,093,044
Intersil Corp. Class A (a)	14,100	338,682
KLA-Tencor Corp. (a)	3,700	192,881
Linear Technology Corp.	4,000	149,000
Micron Technology, Inc. (a)	13,700	323,046
NVIDIA Corp. (a)	11,500	384,790
Semtech Corp. (a)	10,553	346,983
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	45,600	756,048
		4,896,555
Software - 2.2%
Microsoft Corp. (a)	52,880	2,692,121
TOTAL INFORMATION TECHNOLOGY		10,600,801
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.9%
Metals & Mining - 0.7%
Alcan, Inc.	22,700	$ 874,746
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	3,500	229,250
TOTAL MATERIALS		1,103,996
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.5%
BellSouth Corp.	39,900	1,327,872
Verizon Communications, Inc.	10,000	430,000
		1,757,872
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. (a)	13,600	61,200
SpectraSite Holdings, Inc. (a)	339,500	129,010
		190,210
TOTAL TELECOMMUNICATION SERVICES		1,948,082
TOTAL COMMON STOCKS (Cost $78,845,158)		82,876,004
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
CSC Holdings, Inc.:
Series H, $11.75	220	20,240
Series M, $11.125	757	68,130
(Cost $104,440)		88,370
Corporate Bonds - 16.3%
Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Nextel Communications, Inc. 5.25% 1/15/10	B3	$ 470,000	248,536
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - 16.1%
CONSUMER DISCRETIONARY - 5.8%
Auto Components - 0.3%
ArvinMeritor, Inc. 8.75% 3/1/12	Baa3	$ 40,000	$ 42,860
Collins & Aikman Products Co. 11.5% 4/15/06	B2	55,000	55,825
Delco Remy International, Inc. 11% 5/1/09	B3	30,000	27,900
Dura Operating Corp. 8.625% 4/15/12 (f)	B1	35,000	36,269
Goodyear Tire & Rubber Co.:
6.625% 12/1/06	Baa3	40,000	38,100
7.857% 8/15/11	Baa3	80,000	74,800
8.5% 3/15/07	Baa3	20,000	20,000
Lear Corp. 8.11% 5/15/09	Ba1	50,000	52,000
Stoneridge, Inc. 11.5% 5/1/12 (f)	B2	20,000	21,250
			369,004
Hotels, Restaurants & Leisure - 2.1%
Alliance Gaming Corp. 10% 8/1/07	B3	70,000	73,850
Aztar Corp. 8.875% 5/15/07	Ba3	40,000	41,200
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	178,000	182,005
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	30,000	30,900
Capstar Hotel Co. 8.75% 8/15/07	B3	10,000	9,800
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	Ba2	80,000	77,600
6.75% 7/15/03	Ba3	40,000	40,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09 (f)	B2	50,000	53,000
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	B1	15,000	15,263
Domino's, Inc. 10.375% 1/15/09	B3	80,000	86,400
Extended Stay America, Inc. 9.875% 6/15/11	B2	50,000	52,375
Friendly Ice Cream Corp. 10.5% 12/1/07	B3	50,000	50,250
Harrah's Operating Co., Inc. 7.875% 12/15/05	Ba1	50,000	51,375
Herbst Gaming, Inc. 10.75% 9/1/08	B2	50,000	53,250
Hilton Hotels Corp. 7.625% 5/15/08	Ba1	60,000	60,900
HMH Properties, Inc. 7.875% 8/1/05	Ba3	185,000	182,225
Hollywood Park, Inc. 9.25% 2/15/07	Caa1	65,000	62,725
ITT Corp.:
6.75% 11/15/05	Ba1	60,000	59,850
7.375% 11/15/15	Ba1	70,000	66,763
Mandalay Resort Group 10.25% 8/1/07	Ba3	85,000	92,013
MGM Mirage, Inc. 6.95% 2/1/05	Ba1	40,000	40,600
Mirage Resorts, Inc. 7.25% 10/15/06	Ba1	60,000	60,589
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Mohegan Tribal Gaming Authority:
8% 4/1/12 (f)	Ba3	$ 70,000	$ 70,350
8.125% 1/1/06	Ba2	100,000	102,250
Park Place Entertainment Corp.:
7.875% 12/15/05	Ba2	135,000	135,675
7.875% 3/15/10 (f)	Ba2	70,000	70,000
9.375% 2/15/07	Ba2	50,000	52,625
Premier Parks, Inc. 0% 4/1/08 (d)	B3	40,000	38,700
Prime Hospitality Corp. 8.375% 5/1/12 (f)	B1	40,000	40,400
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09 (f)	B2	100,000	95,000
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07 (f)	Ba1	50,000	50,813
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	B2	120,000	123,600
yankee 8.625% 12/15/07	B2	10,000	10,300
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	50,000	52,000
8.875% 4/15/11	Ba1	110,000	117,700
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	Caa1	75,000	77,813
			2,480,159
Household Durables - 0.6%
Beazer Homes USA, Inc. 8.375% 4/15/12 (f)	Ba2	45,000	46,575
Champion Enterprises, Inc. 11.25% 4/15/07 (f)	B2	45,000	43,650
D.R. Horton, Inc. 8% 2/1/09	Ba1	75,000	76,313
Juno Lighting, Inc. 11.875% 7/1/09	B3	60,000	62,700
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12 (f)	B2	95,000	94,050
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	40,000	40,800
KB Home 8.625% 12/15/08	Ba3	40,000	41,200
Kinetic Concepts, Inc. 9.625% 11/1/07	B3	120,000	123,000
Ryland Group, Inc. 9.75% 9/1/10	Ba2	70,000	76,650
Standard Pacific Corp. 9.25% 4/15/12	Ba3	30,000	31,050
WCI Communities, Inc. 10.625% 2/15/11	B1	90,000	96,525
			732,513
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. 0% 5/1/08 (d)	B3	$ 30,000	$ 27,600
J. Crew Group, Inc. 0% 10/15/08 (d)	Caa3	120,000	75,600
			103,200
Leisure Equipment & Products - 0.2%
Hasbro, Inc.:
5.6% 11/1/05	Ba3	40,000	37,600
7.95% 3/15/03	Ba3	90,000	91,125
Hockey Co. 11.25% 4/15/09 (f)	B2	45,000	45,675
			174,400
Media - 1.4%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	20,000	20,200
9.875% 2/1/12 (f)	Caa3	90,000	92,025
American Media Operations, Inc.:
10.25% 5/1/09	B2	20,000	21,200
10.25% 5/1/09 (f)	B2	80,000	84,800
AOL Time Warner, Inc. 7.7% 5/1/32	Baa1	50,000	48,727
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.25% 4/1/07	B2	30,000	25,950
8.625% 4/1/09	B2	80,000	68,400
9.625% 11/15/09 (f)	B2	35,000	30,975
10% 4/1/09	B2	45,000	40,725
10.75% 10/1/09	B2	10,000	9,300
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	125,000	125,625
Corus Entertainment, Inc. 8.75% 3/1/12 (f)	B1	40,000	41,300
CSC Holdings, Inc.:
9.875% 4/1/23	BB-	15,000	14,700
10.5% 5/15/16	Ba3	105,000	105,000
EchoStar DBS Corp. 9.25% 2/1/06	B1	165,000	166,650
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	15,000	14,550
Insight Communications, Inc. 0% 2/15/11 (d)	Caa1	70,000	37,100
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	B2	105,000	107,363
K-III Communications Corp. 8.5% 2/1/06	B3	30,000	23,700
Lamar Media Corp. 9.25% 8/15/07	B1	40,000	41,800
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	Caa1	70,000	17,500
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Pegasus Satellite Communications, Inc.: - continued
12.375% 8/1/06	B3	$ 20,000	$ 9,400
PRIMEDIA, Inc.:
7.625% 4/1/08	B3	30,000	22,200
8.875% 5/15/11	B3	15,000	11,550
Radio One, Inc. 8.875% 7/1/11	B3	85,000	88,825
Regal Cinemas Corp. 9.375% 2/1/12 (f)	B3	70,000	72,800
Satelites Mexicanos SA de CV 6.34% 6/30/04 (f)(g)	B1	72,000	64,800
Sinclair Broadcast Group, Inc. 8.75% 12/15/07	B2	50,000	51,375
Spanish Broadcasting System, Inc. 9.625% 11/1/09	B3	90,000	94,050
TV Azteca SA de CV yankee 10.5% 2/15/07	B1	60,000	61,725
Yell Finance BV:
0% 8/1/11 (d)	B2	60,000	41,100
10.75% 8/1/11	B2	40,000	43,400
			1,698,815
Multiline Retail - 0.4%
Dillard's, Inc.:
6.125% 11/1/03	Ba3	15,000	14,550
6.39% 8/1/03	Ba3	140,000	137,200
JCPenney Co., Inc.:
6.125% 11/15/03	Ba2	50,000	49,750
6.5% 6/15/02	Ba2	25,000	25,000
6.9% 8/15/26	Ba2	65,000	65,325
Saks, Inc.:
7.25% 12/1/04	B1	10,000	9,950
7.5% 12/1/10	B1	20,000	18,900
8.25% 11/15/08	B1	90,000	89,100
9.875% 10/1/11	B1	107,000	112,350
			522,125
Specialty Retail - 0.4%
Asbury Automotive Group, Inc. 9% 6/15/12 (f)	B3	45,000	45,000
AutoNation, Inc. 9% 8/1/08	Ba2	40,000	42,200
Gap, Inc.:
5.625% 5/1/03	Ba3	110,000	107,800
8.15% 12/15/05 (e)	Ba3	30,000	29,700
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Hollywood Entertainment Corp. 10.625% 8/15/04	Caa1	$ 35,000	$ 35,700
Michaels Stores, Inc. 9.25% 7/1/09	Ba2	40,000	42,400
Office Depot, Inc. 10% 7/15/08	Ba1	35,000	38,500
PETCO Animal Supplies, Inc. 10.75% 11/1/11 (f)	B3	20,000	21,900
United Auto Group, Inc. 9.625% 3/15/12 (f)	B3	40,000	42,100
United Rentals, Inc.:
8.8% 8/15/08	B2	10,000	10,100
9% 4/1/09	B2	10,000	10,100
9.25% 1/15/09	B2	60,000	61,650
			487,150
Textiles, Apparel & Luxury Goods - 0.3%
Levi Strauss & Co.:
6.8% 11/1/03	B2	110,000	105,600
7% 11/1/06	B2	35,000	32,550
Russell Corp. 9.25% 5/1/10 (f)	B1	50,000	51,750
The William Carter Co. 10.875% 8/15/11	B3	50,000	54,750
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	Ba1	170,000	169,575
			414,225
TOTAL CONSUMER DISCRETIONARY			6,981,591
CONSUMER STAPLES - 0.9%
Beverages - 0.2%
Canandaigua Brands, Inc. 8.625% 8/1/06	Ba2	20,000	20,850
Constellation Brands, Inc. 8.125% 1/15/12	Ba3	100,000	103,250
Cott Beverages, Inc. 8% 12/15/11	B2	70,000	71,050
			195,150
Food & Drug Retailing - 0.2%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	60,000	57,750
9.125% 12/15/11	B2	60,000	60,150
Rite Aid Corp.:
6.125% 12/15/08 (f)	Caa3	15,000	9,000
6.875% 8/15/13	Caa3	95,000	57,000
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.: - continued
7.125% 1/15/07	Caa3	$ 50,000	$ 35,500
Roundy's, Inc. 8.875% 6/15/12 (f)	B2	30,000	30,450
			249,850
Food Products - 0.3%
Dean Foods Co.:
6.75% 6/15/05	B1	70,000	69,650
6.9% 10/15/17	B1	80,000	68,800
8.15% 8/1/07	B1	70,000	71,750
Del Monte Corp. 9.25% 5/15/11	B3	160,000	168,000
Smithfield Foods, Inc. 8% 10/15/09	Ba2	50,000	50,500
			428,700
Household Products - 0.1%
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	10,000	10,250
9.4% 12/1/02 (e)	Ba2	10,000	10,300
10% 11/1/08	Ba3	100,000	115,500
			136,050
Tobacco - 0.1%
Philip Morris Companies, Inc. 7% 7/15/05	A2	70,000	74,099
TOTAL CONSUMER STAPLES			1,083,849
ENERGY - 0.8%
Energy Equipment & Services - 0.3%
DI Industries, Inc. 8.875% 7/1/07	B1	80,000	82,800
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	60,000	63,150
Key Energy Services, Inc.:
8.375% 3/1/08	Ba3	80,000	82,600
14% 1/15/09	B2	37,000	42,458
Parker Drilling Co. 10.125% 11/15/09 (f)	B1	10,000	10,625
Trico Marine Services, Inc. 8.875% 5/15/12 (f)	B2	40,000	40,300
			321,933
Oil & Gas - 0.5%
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	110,000	112,200
8.125% 4/1/11	B1	15,000	15,019
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Clark Refining & Marketing, Inc.:
8.625% 8/15/08	Ba3	$ 15,000	$ 14,700
8.875% 11/15/07	B2	35,000	34,125
Devon Energy Corp. 7.95% 4/15/32	Baa2	50,000	54,185
Forest Oil Corp.:
8% 6/15/08	Ba3	105,000	105,788
8% 12/15/11	Ba3	20,000	20,150
Nuevo Energy Co. 9.5% 6/1/08	B2	80,000	81,400
Plains Resources, Inc. Series F, 10.25% 3/15/06	B2	5,000	5,150
Pogo Producing Co. 8.25% 4/15/11	B1	85,000	87,338
Swift Energy Co. 9.375% 5/1/12	B3	20,000	19,800
Western Oil Sands, Inc. 8.375% 5/1/12 (f)	Ba2	55,000	55,550
			605,405
TOTAL ENERGY			927,338
FINANCIALS - 1.6%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	22,235
Sovereign Bancorp, Inc.:
8.625% 3/15/04	Ba2	120,000	123,900
10.5% 11/15/06	Ba2	60,000	66,600
Western Financial Bank 9.625% 5/15/12	B1	40,000	40,400
			253,135
Diversified Financials - 1.0%
Alamosa Delaware, Inc.:
12.5% 2/1/11	Caa1	15,000	12,750
13.625% 8/15/11	Caa1	30,000	25,800
American Airlines pass thru trust certificate 7.8% 4/1/08 (f)	A	100,000	100,250
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	65,000	67,113
Capital One Financial Corp.:
7.25% 12/1/03	Baa3	20,000	19,850
7.25% 5/1/06	Baa3	60,000	58,713
8.75% 2/1/07	Baa3	20,000	20,300
Citigroup, Inc. 7.25% 10/1/10	Aa2	35,000	37,981
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Continental Airlines, Inc. pass thru trust certificate 6.9% 1/2/17	Baa3	$ 28,576	$ 26,660
Dana Credit Corp. 7.25% 12/6/02 (f)	Ba3	50,000	49,625
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	B1	55,000	55,275
GATX Financial Corp. 8.875% 6/1/09	Baa3	55,000	54,588
IOS Capital, Inc. 9.75% 6/15/04	BBB-	170,000	171,700
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12 (f)	B2	60,000	60,750
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	B2	70,000	71,400
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (f)	Ba3	10,000	9,900
Northwest Airlines pass thru trust certificate 9.179% 10/1/11	Ba2	25,482	23,953
Qwest Capital Funding, Inc.:
7% 8/3/09	Ba2	95,000	72,020
7.75% 8/15/06	Ba2	95,000	79,749
SESI LLC 8.875% 5/15/11	B1	130,000	131,300
Sprint Capital Corp. 6.125% 11/15/08	Baa2	15,000	13,449
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	B2	40,000	42,800
Xerox Capital (Europe) PLC 5.875% 5/15/04	B1	60,000	51,900
Xerox Credit Corp. 6.1% 12/16/03	B1	35,000	32,025
			1,289,851
Real Estate - 0.4%
Corrections Corp. of America 9.875% 5/1/09 (f)	B2	20,000	20,600
iStar Financial, Inc. 8.75% 8/15/08	Ba1	45,000	46,238
LNR Property Corp. 9.375% 3/15/08	Ba3	65,000	66,625
Meditrust Corp.:
7% 8/15/07	Ba3	20,000	19,000
7.82% 9/10/26	Ba3	90,000	90,225
MeriStar Hospitality Corp. 9% 1/15/08	B1	100,000	101,250
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	100,000	104,000
			447,938
TOTAL FINANCIALS			1,990,924
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.0%
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (f)	B2	$ 15,000	$ 15,150
Health Care Providers & Services - 0.7%
Alderwoods Group, Inc.:
11% 1/2/07	-	30,000	30,300
12.25% 1/2/09	-	45,000	45,900
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	Ba1	40,000	40,684
Dynacare, Inc. yankee 10.75% 1/15/06	B2	55,000	56,925
Hanger Orthopedic Group, Inc. 10.375% 2/15/09 (f)	B2	30,000	31,950
HCA, Inc. 7.875% 2/1/11	Ba1	10,000	10,650
HealthSouth Corp. 6.875% 6/15/05	Ba1	20,000	20,000
Owen & Minor, Inc. 8.5% 7/15/11	Ba3	70,000	73,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09 (f)	B3	80,000	82,000
Rotech Healthcare, Inc. 9.5% 4/1/12 (f)	B2	30,000	31,200
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	18,300
6.3% 3/15/03	B1	100,000	97,000
7.375% 4/15/04	B1	90,000	87,300
Triad Hospitals, Inc. 8.75% 5/1/09	B1	65,000	69,063
Vanguard Health Systems, Inc. 9.75% 8/1/11	B3	100,000	105,000
			799,772
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10 (f)	Caa1	70,000	67,200
Biovail Corp. 7.875% 4/1/10	B2	45,000	44,775
			111,975
TOTAL HEALTH CARE			926,897
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	50,000	53,000
Raytheon Co. 7.9% 3/1/03	Baa3	15,000	15,405
Sequa Corp. 8.875% 4/1/08	Ba3	40,000	39,900
			108,305
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - 0.3%
AMR Corp. 9% 8/1/12	B1	$ 20,000	$ 19,000
Continental Airlines, Inc. 8% 12/15/05	B3	50,000	45,500
Delta Air Lines, Inc.:
6.65% 3/15/04	Ba3	60,000	56,700
7.7% 12/15/05	Ba3	75,000	71,438
8.3% 12/15/29	Ba3	105,000	87,150
Northwest Airlines, Inc.:
7.625% 3/15/05	B2	30,000	26,400
8.375% 3/15/04	B2	40,000	38,000
9.875% 3/15/07	B2	30,000	28,650
			372,838
Building Products - 0.0%
Nortek, Inc. 9.125% 9/1/07	B1	25,000	25,563
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	10,000	9,925
7.625% 1/1/06	Ba3	40,000	39,000
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	30,000	27,300
Iron Mountain, Inc. 8.75% 9/30/09	B2	70,000	71,400
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	B2	20,000	21,100
			168,725
Machinery - 0.5%
AGCO Corp.:
8.5% 3/15/06	B1	20,000	20,100
9.5% 5/1/08	Ba3	50,000	53,500
Dresser, Inc. 9.375% 4/15/11 (f)	B2	95,000	97,375
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	B3	35,000	37,275
Navistar International Corp. 9.375% 6/1/06	Ba1	50,000	52,375
NMHG Holding Co. 10% 5/15/09 (f)	B3	40,000	40,600
Terex Corp. 8.875% 4/1/08	B2	60,000	61,800
TriMas Corp. 9.875% 6/15/12 (f)	B3	50,000	50,875
Tyco International Group SA yankee:
5.8% 8/1/06	Baa2	95,000	84,181
6.375% 10/15/11	Baa2	90,000	77,794
6.75% 2/15/11	Baa2	20,000	17,538
			593,413
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Marine - 0.1%
Teekay Shipping Corp. 8.875% 7/15/11	Ba2	$ 140,000	$ 146,650
Road & Rail - 0.0%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	30,000	32,250
TOTAL INDUSTRIALS			1,447,744
INFORMATION TECHNOLOGY - 1.2%
Communications Equipment - 0.3%
Avaya, Inc. 11.125% 4/1/09	Ba2	125,000	123,750
L-3 Communications Corp.:
8% 8/1/08	Ba3	60,000	61,800
10.375% 5/1/07	Ba3	60,000	63,300
Lucent Technologies, Inc.:
5.5% 11/15/08	B2	10,000	7,300
6.5% 1/15/28	B2	45,000	28,800
7.25% 7/15/06	B2	90,000	74,250
			359,200
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (f)	Ba2	50,000	50,625
Electronic Equipment & Instruments - 0.4%
Fisher Scientific International, Inc.:
8.125% 5/1/12 (f)	B3	45,000	45,000
9% 2/1/08	B3	150,000	156,000
Flextronics International Ltd. yankee 8.75% 10/15/07	Ba2	65,000	66,300
Ingram Micro, Inc. 9.875% 8/15/08	Ba2	90,000	94,500
Millipore Corp. 7.5% 4/1/07	Ba1	15,000	13,950
Solectron Corp.:
7.375% 3/1/06	Ba3	75,000	70,594
9.625% 2/15/09	Ba3	50,000	50,250
			496,594
Internet Software & Services - 0.1%
Qwest Corp.:
7.625% 6/9/03	Baa3	35,000	34,475
8.875% 3/15/12 (f)	Baa3	60,000	59,700
			94,175
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.0%
Anteon Corp. 12% 5/15/09	B3	$ 15,000	$ 16,650
Office Electronics - 0.1%
Xerox Corp.:
5.5% 11/15/03	B1	45,000	40,950
7.15% 8/1/04	B1	50,000	43,500
9.75% 1/15/09 (f)	B1	50,000	46,250
			130,700
Semiconductor Equipment & Products - 0.3%
Amkor Technology, Inc. 9.25% 5/1/06	B1	130,000	128,700
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	90,000	96,075
10.5% 2/1/09	B2	40,000	44,000
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 5/15/08 (f)	B3	60,000	58,200
			326,975
TOTAL INFORMATION TECHNOLOGY			1,474,919
MATERIALS - 1.7%
Chemicals - 0.7%
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)	B3	40,000	42,000
Georgia Gulf Corp. 10.375% 11/1/07	B2	45,000	48,825
Huntsman International LLC 9.875% 3/1/09 (f)	B3	60,000	61,800
IMC Global, Inc.:
6.55% 1/15/05	Ba2	35,000	33,425
7.3% 1/15/28	Ba2	30,000	24,450
7.625% 11/1/05	Ba2	15,000	14,738
10.875% 6/1/08	Ba1	20,000	22,200
11.25% 6/1/11	Ba1	20,000	22,200
International Specialty Holdings, Inc. 10.625% 12/15/09 (f)	B2	70,000	72,100
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	50,000	48,750
9.875% 5/1/07	Ba3	30,000	29,250
10.875% 5/1/09	B2	55,000	51,150
Methanex Corp. yankee:
7.4% 8/15/02	Ba1	20,000	20,000
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Methanex Corp. yankee: - continued
7.75% 8/15/05	Ba1	$ 100,000	$ 98,500
OM Group, Inc. 9.25% 12/15/11	B3	150,000	156,000
Quaker State Corp. 6.625% 10/15/05	Ba2	70,000	71,925
			817,313
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	85,000	81,600
Graphic Packaging Corp. 8.625% 2/15/12 (f)	B2	20,000	20,900
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (f)	B2	50,000	52,000
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	110,000	104,913
7.35% 5/15/08	B3	10,000	9,200
7.5% 5/15/10	B3	20,000	18,100
7.8% 5/15/18	B3	100,000	86,000
7.85% 5/15/04	B3	20,000	19,600
Riverwood International Corp. 10.625% 8/1/07	B3	60,000	63,000
Silgan Holdings, Inc. 9% 6/1/09 (f)	B1	35,000	36,400
			491,713
Metals & Mining - 0.4%
AK Steel Corp.:
7.875% 2/15/09	B1	30,000	30,300
9.125% 12/15/06	B1	10,000	10,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	B3	20,000	18,000
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	30,000	32,400
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	175,000	185,500
Phelps Dodge Corp.:
7.125% 11/1/27	Baa3	70,000	51,800
8.75% 6/1/11	Baa3	90,000	89,550
9.5% 6/1/31	Baa3	30,000	29,100
Steel Dynamics, Inc. 9.5% 3/15/09 (f)	B2	40,000	41,600
			488,650
Paper & Forest Products - 0.2%
Georgia-Pacific Group:
7.5% 5/15/06	Ba1	20,000	19,529
8.125% 5/15/11	Ba1	65,000	63,375
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Georgia-Pacific Group: - continued
8.875% 5/15/31	Ba1	$ 45,000	$ 42,975
Louisiana-Pacific Corp.:
8.5% 8/15/05	Ba1	30,000	31,500
10.875% 11/15/08	Ba2	20,000	22,400
Stone Container Corp. 9.75% 2/1/11	B2	55,000	58,575
			238,354
TOTAL MATERIALS			2,036,030
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.8%
American Cellular Corp. 9.5% 10/15/09	Caa3	30,000	12,000
AT&T Corp. 6.5% 3/15/29	Baa2	40,000	28,960
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	B3	145,000	72,500
Cincinnati Bell Telephone Co. 6.3% 12/1/28	Ba1	140,000	88,200
Intermedia Communications, Inc. 0% 7/15/07 (d)	B1	35,000	25,200
MCI Communications Corp.:
6.5% 4/15/10	Ba2	65,000	32,825
7.125% 6/15/27	Ba2	65,000	53,950
Price Communications Wireless, Inc.:
9.125% 12/15/06	Baa2	120,000	124,500
11.75% 7/15/07	Baa3	160,000	170,000
Tritel PCS, Inc. 10.375% 1/15/11	Baa2	46,000	49,680
Triton PCS, Inc. 8.75% 11/15/11	B2	30,000	27,000
WorldCom, Inc.:
7.375% 1/15/06 (f)	BB	70,000	38,500
7.5% 5/15/11	Ba2	235,000	115,150
7.75% 4/1/07	Ba2	70,000	37,100
8% 5/16/06	Ba2	85,000	47,600
8.25% 5/15/31	Ba2	30,000	13,050
			936,215
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	85,000	52,700
American Tower Corp. 9.375% 2/1/09	Caa1	15,000	10,350
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
AT&T Wireless Services, Inc. 8.125% 5/1/12	Baa2	$ 115,000	$ 112,039
Crown Castle International Corp.:
9.375% 8/1/11	B3	45,000	36,450
10.75% 8/1/11	B3	20,000	17,300
Dobson Communications Corp. 10.875% 7/1/10	B3	50,000	45,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	50,000	52,750
Millicom International Cellular SA 13.5% 6/1/06	Caa1	85,000	48,450
Nextel Communications, Inc.:
0% 2/15/08 (d)	B3	100,000	60,000
9.375% 11/15/09	B3	25,000	16,313
9.5% 2/1/11	B3	40,000	25,400
Nextel Partners, Inc. 0% 2/1/09 (d)	B3	15,000	7,050
PanAmSat Corp.:
6% 1/15/03	BB	20,000	20,050
6.125% 1/15/05	BB	60,000	58,800
Rogers Wireless, Inc. 9.625% 5/1/11	Baa3	95,000	83,600
U.S. Unwired, Inc. 0% 11/1/09 (d)	B3	50,000	30,000
VoiceStream Wireless Corp.:
0% 11/15/09 (d)	Baa2	60,000	49,800
10.375% 11/15/09	Baa2	45,000	47,700
			774,002
TOTAL TELECOMMUNICATION SERVICES			1,710,217
UTILITIES - 0.7%
Electric Utilities - 0.5%
AES Corp.:
8.5% 11/1/07	Ba2	25,000	15,500
8.875% 2/15/11	Ba1	45,000	33,300
9.375% 9/15/10	Ba1	40,000	30,800
9.5% 6/1/09	Ba1	25,000	19,750
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (f)	Baa2	50,000	52,207
CMS Energy Corp.:
8.5% 4/15/11	Ba3	20,000	19,300
8.9% 7/15/08	Ba3	20,000	19,400
Orion Power Holdings, Inc. 12% 5/1/10	Ba1	130,000	118,300
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	$ 65,000	$ 64,513
6.25% 3/1/04	B3	90,000	89,100
7.375% 11/1/05 (f)(h)	Caa2	60,000	60,000
Southern California Edison Co.:
5.625% 10/1/02	Ba2	40,000	39,600
6.25% 6/15/03	Ba2	10,000	9,850
8.95% 11/3/03	Ba3	20,000	20,500
			592,120
Gas Utilities - 0.1%
El Paso Energy Corp. 7.75% 1/15/32	Baa2	5,000	4,758
Sempra Energy 7.95% 3/1/10	A2	35,000	36,787
Tennessee Gas Pipeline Co. 7.625% 4/1/37	Baa1	45,000	41,696
			83,241
Multi-Utilities & Unreg. Pwr - 0.1%
Calpine Corp. 8.5% 2/15/11	B1	50,000	40,250
Western Resources, Inc.:
7.875% 5/1/07 (f)	Ba1	60,000	60,900
9.75% 5/1/07 (f)	Ba2	90,000	88,200
			189,350
TOTAL UTILITIES			864,711
TOTAL NONCONVERTIBLE BONDS			19,444,220
TOTAL CORPORATE BONDS (Cost $19,422,902)			19,692,756
U.S. Treasury Obligations - 7.1%

U.S. Treasury Bills, yield at date of purchase 1.72% to 1.73% 7/25/02 to 8/8/02 (i)	-	150,000	149,570
U.S. Treasury Bonds:
5.25% 2/15/29	Aaa	263,000	244,569
6.375% 8/15/27	Aaa	810,000	872,427
7.625% 2/15/25	Aaa	47,000	57,869
8.125% 8/15/19	Aaa	280,000	353,806
8.875% 8/15/17	Aaa	65,000	86,480
U.S. Treasury Obligations - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Bonds: - continued
9.875% 11/15/15	Aaa	$ 1,020,000	$ 1,442,663
10.75% 8/15/05	Aaa	505,000	609,748
11.25% 2/15/15	Aaa	210,000	321,817
11.75% 2/15/10	Aaa	895,000	1,078,231
U.S. Treasury Notes:
3.625% 8/31/03	Aaa	1,070,000	1,083,919
5.75% 11/15/05	Aaa	900,000	953,473
6.5% 2/15/10	Aaa	50,000	55,135
7% 7/15/06	Aaa	1,170,000	1,295,729
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,501,280)			8,605,436
Money Market Funds - 7.5%
	Shares
Fidelity Cash Central Fund, 1.85% (c) (Cost $8,981,640)	8,981,640	8,981,640
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $115,855,420)		120,244,206
NET OTHER ASSETS - 0.2%		284,355
NET ASSETS - 100%		$ 120,528,561
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
2 S&P 500 Index Contracts	June 2002	$ 533,750	$ (3,112)
The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,045,977 or 2.5% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(i) Security or a portion of the security was pledged to cover the margin requirements for future contracts. At the period end, the value of securities pledged amounted to $149,570.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Aaa, Aa, A	7.3%
Baa	1.6%
Ba	6.0%
B	7.8%
Caa, Ca, C	0.8%
D	0.0%
Not Rated	0.1%
Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Purchases and sales of securities, other than short-term securities, aggregated $74,972,282 and $75,103,806, respectively, of which long-term U.S. government and government agency obligations aggregated $10,488,045 and $8,439,661, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,786 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $116,529,748. Net unrealized appreciation aggregated $3,714,458, of which $10,088,767 related to appreciated investment securities and $6,374,309 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $15,515,000 of which $348,000, $394,000 and $14,773,000 will expire on November 30, 2007, 2008, and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $1,246,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $115,855,420) - See accompanying schedule		$ 120,244,206
Receivable for investments sold		2,156,076
Receivable for fund shares sold		104,525
Dividends receivable		65,393
Interest receivable		569,954
Receivable for daily variation on futures contracts		846
Other receivables		646
Total assets		123,141,646
Liabilities
Payable to custodian bank	$ 198
Payable for investments purchased	2,249,642
Payable for fund shares redeemed	202,519
Accrued management fee	58,539
Distribution fees payable	58,804
Other payables and accrued expenses	43,383
Total liabilities		2,613,085
Net Assets		$ 120,528,561
Net Assets consist of:
Paid in capital		$ 138,024,962
Undistributed net investment income		13,268
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,895,368)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,385,699
Net Assets		$ 120,528,561

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,937,587 ÷ 1,665,511 shares)	$ 9.57
Maximum offering price per share (100/94.25 of $9.57)	$ 10.15
Class T: Net Asset Value and redemption price per share ($65,240,400 ÷ 6,842,201 shares)	$ 9.54
Maximum offering price per share (100/96.50 of $9.54)	$ 9.89
Class B: Net Asset Value and offering price per share ($22,541,165 ÷ 2,369,202 shares) A	$ 9.51
Class C: Net Asset Value and offering price per share ($11,007,752 ÷ 1,158,165 shares) A	$ 9.50
Institutional Class: Net Asset Value, offering price and redemption price per share ($5,801,657 ÷ 605,070 shares)	$ 9.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 374,918
Interest		1,294,738
Security lending		1,942
Total income		1,671,598
Expenses
Management fee	$ 349,811
Transfer agent fees	166,241
Distribution fees	356,478
Accounting fees and expenses	31,240
Non-interested trustees' compensation	196
Custodian fees and expenses	14,159
Registration fees	62,564
Audit	14,526
Legal	459
Miscellaneous	11,152
Total expenses before reductions	1,006,826
Expense reductions	(12,250)	994,576
Net investment income (loss)		677,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,386,701)
Foreign currency transactions	38
Futures contracts	235,567
Total net realized gain (loss)		(3,151,096)
Change in net unrealized appreciation (depreciation) on: Investment securities	646,636
Assets and liabilities in foreign currencies	5
Futures contracts	(194,524)
Total change in net unrealized appreciation (depreciation)		452,117
Net gain (loss)		(2,698,979)
Net increase (decrease) in net assets resulting from operations		$ (2,021,957)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 677,022	$ 1,541,174
Net realized gain (loss)	(3,151,096)	(16,385,250)
Change in net unrealized appreciation (depreciation)	452,117	4,119,639
Net increase (decrease) in net assets resulting from operations	(2,021,957)	(10,724,437)
Distributions to shareholders from net investment income	(1,081,831)	(1,385,322)
Share transactions - net increase (decrease)	4,417,019	62,503,254
Total increase (decrease) in net assets	1,313,231	50,393,495
Net Assets
Beginning of period	119,215,330	68,821,835
End of period (including undistributed net investment income of $13,268 and undistributed net investment income of $418,077, respectively)	$ 120,528,561	$ 119,215,330

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 11.02	$ 10.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.20	.19	.12
Net realized and unrealized gain (loss)	(.22)	(1.20)	.08	.80
Total from investment operations	(.15)	(1.00)	.27	.92
Distributions from net investment income	(.11)	(.19)	(.17)	-
Net asset value, end of period	$ 9.57	$ 9.83	$ 11.02	$ 10.92
Total Return B,C,D	(1.56)%	(9.13)%	2.40%	9.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.31% A	1.26%	1.51%	2.95% A
Expenses net of voluntary waivers, if any	1.31% A	1.26%	1.51%	1.75% A
Expenses net of all reductions	1.28% A	1.23%	1.49%	1.74% A
Net investment income (loss)	1.48% A	1.97%	1.64%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,938	$ 14,487	$ 14,567	$ 1,819
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.79	$ 10.99	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.17	.16	.10
Net realized and unrealized gain (loss)	(.22)	(1.19)	.08	.79
Total from investment operations	(.16)	(1.02)	.24	.89
Distributions from net investment income	(.09)	(.18)	(.14)	-
Net asset value, end of period	$ 9.54	$ 9.79	$ 10.99	$ 10.89
Total Return B,C,D	(1.66)%	(9.35)%	2.14%	8.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.57% A	1.55%	1.78%	3.13% A
Expenses net of voluntary waivers, if any	1.57% A	1.55%	1.78%	2.00% A
Expenses net of all reductions	1.55% A	1.52%	1.76%	1.99% A
Net investment income (loss)	1.22% A	1.69%	1.37%	.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,240	$ 71,346	$ 25,527	$ 10,819
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 10.96	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.12	.10	.05
Net realized and unrealized gain (loss)	(.23)	(1.19)	.09	.80
Total from investment operations	(.20)	(1.07)	.19	.85
Distributions from net investment income	(.07)	(.11)	(.08)	-
Net asset value, end of period	$ 9.51	$ 9.78	$ 10.96	$ 10.85
Total Return B,C,D	(2.07)%	(9.80)%	1.72%	8.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.11% A	2.04%	2.27%	3.67% A
Expenses net of voluntary waivers, if any	2.11% A	2.04%	2.27%	2.50% A
Expenses net of all reductions	2.09% A	2.01%	2.26%	2.49% A
Net investment income (loss)	.68% A	1.20%	.87%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,541	$ 21,599	$ 17,797	$ 8,603
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 10.94	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.12	.10	.05
Net realized and unrealized gain (loss)	(.23)	(1.18)	.08	.80
Total from investment operations	(.20)	(1.06)	.18	.85
Distributions from net investment income	(.07)	(.11)	(.09)	-
Net asset value, end of period	$ 9.50	$ 9.77	$ 10.94	$ 10.85
Total Return B,C,D	(2.07)%	(9.73)%	1.62%	8.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.08% A	2.02%	2.26%	3.68% A
Expenses net of voluntary waivers, if any	2.08% A	2.02%	2.26%	2.50% A
Expenses net of all reductions	2.06% A	1.99%	2.24%	2.49% A
Net investment income (loss)	.71% A	1.22%	.88%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,008	$ 11,037	$ 9,737	$ 4,217
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 11.04	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.24	.22	.14
Net realized and unrealized gain (loss)	(.22)	(1.21)	.08	.81
Total from investment operations	(.14)	(.97)	.30	.95
Distributions from net investment income	(.12)	(.22)	(.21)	-
Net asset value, end of period	$ 9.59	$ 9.85	$ 11.04	$ 10.95
Total Return B,C	(1.45)%	(8.86)%	2.66%	9.50%
Ratios to Average Net Assets F
Expenses before expense reductions	1.08% A	.95%	1.28%	2.70% A
Expenses net of voluntary waivers, if any	1.08% A	.95%	1.28%	1.50% A
Expenses net of all reductions	1.06% A	.92%	1.26%	1.49% A
Net investment income (loss)	1.70% A	2.29%	1.87%	1.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,802	$ 745	$ 1,193	$ 976
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period December 28, 1998 (commencement of operations) to November 30, 1999. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $24,198 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Futures Contracts - continued

instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 19,018	$ 29
Class T	.25%	.25%	170,346	630
Class B	.75%	.25%	110,661	83,039
Class C	.75%	.25%	56,453	13,547
			$ 356,478	$ 97,245

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 17,863	$ 7,831
Class T	29,640	5,830
Class B*	23,068	23,068
Class C*	324	324
	$ 70,895	$ 37,053

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 19,649	.26*
Class T	91,595	.27*
Class B	33,764	.30*
Class C	15,456	.27*
Institutional Class	5,777	.28*
	$ 166,241

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $49,607 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit

Semiannual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. At the period end there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $11,753 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $140. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 357

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

8. Other Information.

At the end of the period, two unaffiliated shareholders were the owners of record of 27% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 168,226	$ 250,026
Class T	635,956	789,016
Class B	156,682	211,104
Class C	81,519	115,802
Institutional Class	39,448	19,374
Total	$ 1,081,831	$ 1,385,322

Semiannual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A
Shares sold	299,986	765,802	$ 2,915,777	$ 7,761,666
Reinvestment of distributions	16,709	24,333	164,859	247,185
Shares redeemed	(124,475)	(638,905)	(1,215,851)	(6,608,233)
Net increase (decrease)	192,220	151,230	$ 1,864,785	$ 1,400,618
Class T
Shares sold	579,628	6,439,647	$ 5,639,333	$ 67,382,958
Reinvestment of distributions	63,835	77,556	627,990	773,876
Shares redeemed	(1,087,672)	(1,553,480)	(10,598,097)	(15,475,308)
Net increase (decrease)	(444,209)	4,963,723	$ (4,330,774)	$ 52,681,526
Class B
Shares sold	344,766	923,416	$ 3,343,402	$ 9,537,193
Reinvestment of distributions	14,041	18,139	137,997	184,419
Shares redeemed	(198,787)	(356,838)	(1,925,048)	(3,564,499)
Net increase (decrease)	160,020	584,717	$ 1,556,351	$ 6,157,113
Class C
Shares sold	211,898	602,641	$ 2,059,198	$ 6,240,400
Reinvestment of distributions	7,156	9,736	70,262	99,141
Shares redeemed	(191,171)	(372,364)	(1,853,925)	(3,736,326)
Net increase (decrease)	27,883	240,013	$ 275,535	$ 2,603,215
Institutional Class
Shares sold	610,869	48,833	$ 5,836,323	$ 528,963
Reinvestment of distributions	3,716	1,245	36,620	12,887
Shares redeemed	(85,213)	(82,526)	(821,821)	(881,068)
Net increase (decrease)	529,372	(32,448)	$ 5,051,122	$ (339,218)

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.00
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the following thirteen nominees as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.00
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.00
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.00
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.00
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.00
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.00
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.00
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.00
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.00
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.00
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.00
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.00

*Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

	# of Votes Cast	% of Votes Cast
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.00
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	60,080,144.47	95.135
Against	1,422,322.90	2.253
Abstain	1,649,722.21	2.612
TOTAL	63,152,189.58	100.00
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	53,590,303.25	93.124
Against	1,798,094.46	3.124
Abstain	2,159,054.08	3.752
TOTAL	57,547,451.79	100.00
Broker Non-Votes	5,604,737.79
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	52,950,902.07	92.013
Against	2,438,341.14	4.237
Abstain	2,158,208.58	3.750
TOTAL	57,547,451.79	100.00
Broker Non-Votes	5,604,737.79

Semiannual Report

Semiannual Report

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AAL-SANN-0702 157380
1.721273.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Asset Allocation

Fund - Institutional Class

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Asset Allocation Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Asset Allocation - Inst CL	-1.45%	-8.18%	0.96%
Fidelity Adv Asset Allocation Composite	-3.32%	-7.68%	0.63%
S&P 500®	-5.68%	-13.85%	-9.07%
LB Aggregate Bond	2.25%	8.10%	24.21%
LB 3 Month T-Bill	0.91%	2.81%	17.30%
Flexible Portfolio Funds Average	-1.57%	-5.94%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Fidelity® Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index (S&P 500®), the Lehman Brothers® Aggregate Bond Index and the Lehman Brothers 3-Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Institutional Class performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 290 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - Inst CL	-8.18%	0.28%
Fidelity Adv Asset Allocation Composite	-7.68%	0.18%
Flexible Portfolio Funds Average	-5.94%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002, the value of the investment would have grown to $10,096 - a 0.96% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have been $9,093 - a 9.07% decrease. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $12,241 - a 24.21% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,063 - a 0.63% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, equity investors had good reasons to be optimistic. Growth in gross domestic product was strong, interest rates were at 40-year lows and consumer spending was solid. But poor corporate earnings growth continued to plague the equity investing landscape, and investors - already in a foul mood given a series of corporate accounting irregularities - sold off stocks in droves. Against this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%. Investment-grade bonds, on the other hand, surged forward when optimism about the economic recovery and fears of interest rate hikes diminished. The Lehman Brothers® Aggregate Bond Index - a proxy for taxable-bond performance - gained 2.25% during the past six months. Within the Aggregate index, mortgage securities fared best, returning 3.26% according to the Lehman Brothers Mortgage-Backed Securities Index. Agency and corporate bonds also fared well, as the Lehman Brothers U.S. Agency and Credit Bond indexes gained 1.97% and 1.76%, respectively. The Lehman Brothers Treasury Index returned 1.18% during the past six months.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Asset Allocation Fund

Q. How did the fund perform, Dick?

A. For the six months that ended May 31, 2002, the fund's Institutional Class shares returned -1.45%. During the same period, the Fidelity Advisor Asset Allocation Composite Index and the flexible portfolio funds average tracked by Lipper Inc. returned -3.32% and -1.57%, respectively. For the one-year period that ended May 31, 2002, the fund's Institutional Class shares returned -8.18%, while the Composite index and Lipper average returned -7.68% and -5.94%, respectively.

Q. What role did asset allocation play during the six-month period?

A. While asset allocation overall was a modest positive, security selection was the main driver of performance versus our benchmarks, particularly within the fund's equity subportfolio. Maintaining a bias toward equities early in the period helped, as stocks extended their post-September rallies through December in anticipation of an economic upturn. The fund then benefited from assuming a more cautious stance heading into 2002 by scaling back on equities to around a 70% neutral weighting as valuations began to look stretched, given little-to-no improvement in company fundamentals and concerns about corporate accounting scandals. Slightly underweighting stocks during the spring also helped, as their prices fell sharply on the slowed pace of economic recovery, which further weakened investor confidence. My fixed-income strategy, however, restrained performance, particularly versus our peer average. Emphasizing high-yield securities rather than stronger-performing investment-grade bonds hurt. While high-yield bonds benefited from some improvement in the economy, widespread credit quality downgrades curbed their advances. I reduced the fund's high-yield exposure and raised its cash position late in the period to provide a cushion as market conditions deteriorated.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. How would you describe the performance of the fund's equity subportfolio?

A. The fund's equity investments soundly beat the S&P 500®. Bruce Herring, who directed the subportfolio, deserves credit for finding and exploiting value opportunities in the market. While sector positioning helped, stock picking led the way. Most of the fund's outperformance was achieved in the consumer discretionary sector, where Bruce added exposure to several quality mid-cap stocks that snapped back strongly from their September lows in anticipation of an economic upturn. Media stocks Radio One and Clear Channel Communications performed quite well, while suprisingly strong consumer spending bolstered such gaming, homebuilding and retailing holdings as Harrah's, KB Home and Kohls, respectively. We also benefited in technology from focusing on more established and stable companies and avoiding more aggressive, debt-burdened companies - particularly those with exposure to the lagging telecommunications sector - that suffered the most. Finally, holding defensive financials with little exposure to the capital markets helped, as did owning health care equipment and services stocks, which bucked the sector's downtrend. Conversely, we suffered from holding some stocks that were hurt by accounting irregularities, most notably Tyco International, SpectraSite Holdings and Computer Associates. The fund no longer held Computer Associates at period end.

Q. What drove the fixed-income portion of the fund?

A. The fund's investment-grade holdings, managed by Jeff Moore - who took over for Charlie Morrison in April - continued to produce respectable returns. Jeff benefited from opportunistically adding exposure to top-quality, intermediate-term corporate bonds, which performed well in a steepening yield curve environment as investors sought out higher-yielding alternatives to government bonds. While maintaining a higher-quality, income-focused structure within the fund's high-yield subportfolio - managed by Matt Conti - helped in 2001, it hurt during the past six months. The fund failed to benefit from an early short-term rally in distressed bonds given Matt's tendency to underweight the lowest-rated tiers of the market. We started to reverse this effect during the spring by avoiding several defaults and credit downgrades, which partially offset the lag experienced earlier in the period. Finally, given its conservative nature, the strategic cash portion of the fund, managed by John Todd, did what it's designed to do - provide reasonably steady returns to help offset capital market volatility.

Semiannual Report

Q. What's your outlook?

A. I remain cautious. Although evidence of a strengthening economy remains a positive for equity markets, uncertainty about corporate earnings, particularly in light of recent accounting problems, remains a concern. While continued cost cutting should help boost earnings in 2002, it may take some time for demand-driven earnings to rebound. That said, given the improving backdrop, it might be wise to consider becoming more aggressive.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk

Start date: December 28, 1998

Size: as of May 31, 2002, more than $120 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann discusses a recovery in equities:

"I'm still looking for a catalyst to get equities back on track. It would be highly unusual for stocks to underperform bonds for a third straight year. In fact, if you look back at post-World War II history, excluding 2000-01, there was only one instance in which we even had back-to-back down years in the S&P 500. While the historical odds are against stocks dropping three in a row to bonds, it's not impossible. We're already seeing the factors driving economic growth in recent months begin to show signs of moderating. Among the key drivers were low interest rates, low energy prices and a huge mortgage-refinancing boom. This setback may, in fact, take some steam out of the once-resilient consumer, leaving corporations to pick up the slack by boosting capital expenditures. The problem is, corporations are still very cautious given uncertainty about earnings - the lifeblood of capital spending - and are, thus, unlikely to step in and fill the void. Exports might provide some help, however, given recent weakness in the dollar. So, as the inventory correction nears an end in most sectors, particularly technology, there needs to be a resurgence in end demand from businesses to help grow earnings, strengthen the economy and power stock prices from today's still-lofty levels. A synchronized global recovery might generate just the demand we need."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Radio One, Inc. Class D (non-vtg.)	2.8	2.0
Bank One Corp.	2.7	1.9
HealthSouth Corp.	2.7	2.5
American International Group, Inc.	2.4	1.3
Microsoft Corp.	2.2	2.9
Clear Channel Communications, Inc.	2.2	2.6
Philip Morris Companies, Inc.	2.1	1.6
Intel Corp.	1.8	1.8
Fannie Mae	1.5	1.1
Johnson & Johnson	1.5	0.8
	21.9
Market Sectors as of May 31, 2002
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	15.4	14.5
Financials	13.6	10.0
Health Care	10.9	11.5
Industrials	9.6	10.0
Information Technology	8.8	13.0
Consumer Staples	5.1	5.3
Energy	3.0	3.3
Telecommunication Services	1.6	3.0
Materials	0.9	1.5
Utilities	0.0	0.1
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stock Class 69%		Stock Class 76%
	Bond Class 23%		Bond Class 23%
	Short-Term Class 8%		Short-Term Class 1%
* Foreign investments	3.5%	** Foreign investments	3%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart. Percentages are adjusted for the effect of futures contracts.

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 68.8%
	Shares	Value (Note 1)
CONSUMER DISCRETIONARY - 15.3%
Hotels, Restaurants & Leisure - 1.8%
Applebee's International, Inc.	16,600	$ 647,566
Harrah's Entertainment, Inc. (a)	22,000	1,048,300
McDonald's Corp.	9,500	284,430
Wendys International, Inc.	5,600	212,632
		2,192,928
Household Durables - 2.4%
Beazer Homes USA, Inc. (a)	3,000	234,660
Centex Corp.	12,000	645,000
Champion Enterprises, Inc. (a)	27,500	220,550
KB Home	19,300	994,529
Mohawk Industries, Inc. (a)	12,165	797,051
		2,891,790
Media - 6.7%
AOL Time Warner, Inc. (a)	67,400	1,260,380
Clear Channel Communications, Inc. (a)	48,820	2,598,689
Radio One, Inc.:
Class A (a)	38,200	845,366
Class D (non-vtg.) (a)	153,470	3,330,281
		8,034,716
Multiline Retail - 2.5%
Kohls Corp. (a)	22,000	1,650,000
Wal-Mart Stores, Inc.	25,970	1,404,977
		3,054,977
Specialty Retail - 1.9%
Bed Bath & Beyond, Inc. (a)	11,800	404,740
Best Buy Co., Inc. (a)	2,850	131,670
Christopher & Banks Corp. (a)	14,300	568,854
Home Depot, Inc.	10,300	429,407
Lowe's Companies, Inc.	15,000	707,400
Too, Inc. (a)	700	21,420
		2,263,491
Textiles, Apparel & Luxury Goods - 0.0%
Coach, Inc. (a)	340	17,768
TOTAL CONSUMER DISCRETIONARY		18,455,670
Common Stocks - continued
	Shares	Value (Note 1)
CONSUMER STAPLES - 5.1%
Beverages - 1.6%
PepsiCo, Inc.	12,000	$ 623,760
The Coca-Cola Co.	23,000	1,277,880
		1,901,640
Food Products - 0.4%
Dean Foods Co. (a)	5,800	211,700
Kraft Foods, Inc. Class A	5,800	249,458
		461,158
Household Products - 0.3%
Colgate-Palmolive Co.	5,400	292,680
Personal Products - 0.6%
Avon Products, Inc.	8,370	443,192
Gillette Co.	8,400	298,788
		741,980
Tobacco - 2.2%
Philip Morris Companies, Inc.	43,830	2,509,268
RJ Reynolds Tobacco Holdings, Inc.	2,700	190,890
		2,700,158
TOTAL CONSUMER STAPLES		6,097,616
ENERGY - 3.0%
Energy Equipment & Services - 2.0%
Baker Hughes, Inc.	2,950	108,118
BJ Services Co. (a)	8,500	318,920
ENSCO International, Inc.	8,300	271,825
GlobalSantaFe Corp.	4,900	165,375
Noble Corp. (a)	4,100	175,562
Pride International, Inc. (a)	6,800	131,920
Rowan Companies, Inc.	16,000	411,200
Smith International, Inc. (a)	6,600	484,308
Tidewater, Inc.	4,100	167,075
Weatherford International, Inc. (a)	3,800	191,330
		2,425,633
Oil & Gas - 1.0%
ChevronTexaco Corp.	8,133	709,604
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Conoco, Inc.	12,800	$ 344,064
Tesoro Petroleum Corp. (a)	20,100	141,705
		1,195,373
TOTAL ENERGY		3,621,006
FINANCIALS - 13.6%
Banks - 5.1%
Bank of America Corp.	17,400	1,319,094
Bank One Corp.	80,300	3,262,589
M&T Bank Corp.	11,100	967,587
Wachovia Corp.	14,768	566,648
		6,115,918
Diversified Financials - 4.8%
American Express Co.	36,710	1,560,542
Citigroup, Inc.	8,786	379,379
Fannie Mae	22,850	1,828,229
Freddie Mac	23,750	1,556,813
MBNA Corp.	11,700	423,657
		5,748,620
Insurance - 3.7%
AFLAC, Inc.	49,960	1,606,714
American International Group, Inc.	43,468	2,911,018
		4,517,732
TOTAL FINANCIALS		16,382,270
HEALTH CARE - 10.9%
Health Care Equipment & Supplies - 0.5%
St. Jude Medical, Inc. (a)	1,500	126,600
Zimmer Holdings, Inc. (a)	12,600	440,748
		567,348
Health Care Providers & Services - 4.9%
Anthem, Inc.	4,500	319,050
Cardinal Health, Inc.	8,820	586,177
HCA, Inc.	5,400	265,302
HealthSouth Corp. (a)	227,820	3,223,653
McKesson Corp.	5,000	187,500
Tenet Healthcare Corp. (a)	3,600	268,200
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH CARE - continued
Health Care Providers & Services - continued
Trigon Healthcare, Inc. (a)	800	$ 82,840
UnitedHealth Group, Inc.	11,000	998,800
		5,931,522
Pharmaceuticals - 5.5%
Abbott Laboratories	16,700	793,250
Allergan, Inc.	7,000	441,700
Forest Laboratories, Inc. (a)	10,000	738,300
Johnson & Johnson	28,600	1,754,610
Merck & Co., Inc.	6,900	393,990
Pfizer, Inc.	46,993	1,625,941
Wyeth	15,900	882,450
		6,630,241
TOTAL HEALTH CARE		13,129,111
INDUSTRIALS - 9.6%
Aerospace & Defense - 1.0%
Boeing Co.	16,200	690,930
Lockheed Martin Corp.	7,800	483,990
		1,174,920
Building Products - 0.6%
Masco Corp.	27,900	743,814
Commercial Services & Supplies - 4.6%
Certegy, Inc. (a)	9,100	391,300
Cintas Corp.	6,800	355,028
Concord EFS, Inc. (a)	2,700	84,429
First Data Corp.	16,800	1,330,560
Manpower, Inc.	35,700	1,480,122
Paychex, Inc.	39,070	1,353,776
Viad Corp.	17,200	510,324
		5,505,539
Industrial Conglomerates - 1.8%
General Electric Co.	50,470	1,571,636
Tyco International Ltd.	29,582	649,325
		2,220,961
Machinery - 0.6%
Albany International Corp. Class A	6,006	156,456
Danaher Corp.	8,100	563,922
		720,378
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIALS - continued
Road & Rail - 1.0%
Canadian National Railway Co.	13,550	$ 676,480
CSX Corp.	14,400	495,360
		1,171,840
TOTAL INDUSTRIALS		11,537,452
INFORMATION TECHNOLOGY - 8.8%
Computers & Peripherals - 1.2%
Apple Computer, Inc. (a)	5,400	125,820
Dell Computer Corp. (a)	40,600	1,090,110
International Business Machines Corp.	2,000	160,900
		1,376,830
Electronic Equipment & Instruments - 0.6%
AU Optronics Corp. sponsored ADR	15,600	184,080
Avnet, Inc.	12,682	293,335
AVX Corp.	3,300	70,785
Flextronics International Ltd. (a)	15,300	202,419
		750,619
IT Consulting & Services - 0.7%
Affiliated Computer Services, Inc. Class A (a)	15,900	884,676
Semiconductor Equipment & Products - 4.1%
Applied Materials, Inc. (a)	6,700	148,606
Fairchild Semiconductor International, Inc. Class A (a)	6,500	163,475
Intel Corp.	75,780	2,093,044
Intersil Corp. Class A (a)	14,100	338,682
KLA-Tencor Corp. (a)	3,700	192,881
Linear Technology Corp.	4,000	149,000
Micron Technology, Inc. (a)	13,700	323,046
NVIDIA Corp. (a)	11,500	384,790
Semtech Corp. (a)	10,553	346,983
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	45,600	756,048
		4,896,555
Software - 2.2%
Microsoft Corp. (a)	52,880	2,692,121
TOTAL INFORMATION TECHNOLOGY		10,600,801
Common Stocks - continued
	Shares	Value (Note 1)
MATERIALS - 0.9%
Metals & Mining - 0.7%
Alcan, Inc.	22,700	$ 874,746
Paper & Forest Products - 0.2%
Weyerhaeuser Co.	3,500	229,250
TOTAL MATERIALS		1,103,996
TELECOMMUNICATION SERVICES - 1.6%
Diversified Telecommunication Services - 1.5%
BellSouth Corp.	39,900	1,327,872
Verizon Communications, Inc.	10,000	430,000
		1,757,872
Wireless Telecommunication Services - 0.1%
Crown Castle International Corp. (a)	13,600	61,200
SpectraSite Holdings, Inc. (a)	339,500	129,010
		190,210
TOTAL TELECOMMUNICATION SERVICES		1,948,082
TOTAL COMMON STOCKS (Cost $78,845,158)		82,876,004
Nonconvertible Preferred Stocks - 0.1%

CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
CSC Holdings, Inc.:
Series H, $11.75	220	20,240
Series M, $11.125	757	68,130
(Cost $104,440)		88,370
Corporate Bonds - 16.3%
Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.2%
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Nextel Communications, Inc. 5.25% 1/15/10	B3	$ 470,000	248,536
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - 16.1%
CONSUMER DISCRETIONARY - 5.8%
Auto Components - 0.3%
ArvinMeritor, Inc. 8.75% 3/1/12	Baa3	$ 40,000	$ 42,860
Collins & Aikman Products Co. 11.5% 4/15/06	B2	55,000	55,825
Delco Remy International, Inc. 11% 5/1/09	B3	30,000	27,900
Dura Operating Corp. 8.625% 4/15/12 (f)	B1	35,000	36,269
Goodyear Tire & Rubber Co.:
6.625% 12/1/06	Baa3	40,000	38,100
7.857% 8/15/11	Baa3	80,000	74,800
8.5% 3/15/07	Baa3	20,000	20,000
Lear Corp. 8.11% 5/15/09	Ba1	50,000	52,000
Stoneridge, Inc. 11.5% 5/1/12 (f)	B2	20,000	21,250
			369,004
Hotels, Restaurants & Leisure - 2.1%
Alliance Gaming Corp. 10% 8/1/07	B3	70,000	73,850
Aztar Corp. 8.875% 5/15/07	Ba3	40,000	41,200
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B2	178,000	182,005
Boyd Gaming Corp. 9.25% 10/1/03	Ba3	30,000	30,900
Capstar Hotel Co. 8.75% 8/15/07	B3	10,000	9,800
Circus Circus Enterprises, Inc.:
6.45% 2/1/06	Ba2	80,000	77,600
6.75% 7/15/03	Ba3	40,000	40,000
Coast Hotels & Casinos, Inc. 9.5% 4/1/09 (f)	B2	50,000	53,000
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	B1	15,000	15,263
Domino's, Inc. 10.375% 1/15/09	B3	80,000	86,400
Extended Stay America, Inc. 9.875% 6/15/11	B2	50,000	52,375
Friendly Ice Cream Corp. 10.5% 12/1/07	B3	50,000	50,250
Harrah's Operating Co., Inc. 7.875% 12/15/05	Ba1	50,000	51,375
Herbst Gaming, Inc. 10.75% 9/1/08	B2	50,000	53,250
Hilton Hotels Corp. 7.625% 5/15/08	Ba1	60,000	60,900
HMH Properties, Inc. 7.875% 8/1/05	Ba3	185,000	182,225
Hollywood Park, Inc. 9.25% 2/15/07	Caa1	65,000	62,725
ITT Corp.:
6.75% 11/15/05	Ba1	60,000	59,850
7.375% 11/15/15	Ba1	70,000	66,763
Mandalay Resort Group 10.25% 8/1/07	Ba3	85,000	92,013
MGM Mirage, Inc. 6.95% 2/1/05	Ba1	40,000	40,600
Mirage Resorts, Inc. 7.25% 10/15/06	Ba1	60,000	60,589
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Hotels, Restaurants & Leisure - continued
Mohegan Tribal Gaming Authority:
8% 4/1/12 (f)	Ba3	$ 70,000	$ 70,350
8.125% 1/1/06	Ba2	100,000	102,250
Park Place Entertainment Corp.:
7.875% 12/15/05	Ba2	135,000	135,675
7.875% 3/15/10 (f)	Ba2	70,000	70,000
9.375% 2/15/07	Ba2	50,000	52,625
Premier Parks, Inc. 0% 4/1/08 (d)	B3	40,000	38,700
Prime Hospitality Corp. 8.375% 5/1/12 (f)	B1	40,000	40,400
Resorts International Hotel & Casino, Inc. 11.5% 3/15/09 (f)	B2	100,000	95,000
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 5/1/07 (f)	Ba1	50,000	50,813
Sun International Hotels Ltd./Sun International North America, Inc.:
8.875% 8/15/11	B2	120,000	123,600
yankee 8.625% 12/15/07	B2	10,000	10,300
Tricon Global Restaurants, Inc.:
8.5% 4/15/06	Ba1	50,000	52,000
8.875% 4/15/11	Ba1	110,000	117,700
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 11% 6/15/10 (f)	Caa1	75,000	77,813
			2,480,159
Household Durables - 0.6%
Beazer Homes USA, Inc. 8.375% 4/15/12 (f)	Ba2	45,000	46,575
Champion Enterprises, Inc. 11.25% 4/15/07 (f)	B2	45,000	43,650
D.R. Horton, Inc. 8% 2/1/09	Ba1	75,000	76,313
Juno Lighting, Inc. 11.875% 7/1/09	B3	60,000	62,700
K. Hovnanian Enterprises, Inc. 8.875% 4/1/12 (f)	B2	95,000	94,050
Kaufman & Broad Home Corp. 7.75% 10/15/04	Ba2	40,000	40,800
KB Home 8.625% 12/15/08	Ba3	40,000	41,200
Kinetic Concepts, Inc. 9.625% 11/1/07	B3	120,000	123,000
Ryland Group, Inc. 9.75% 9/1/10	Ba2	70,000	76,650
Standard Pacific Corp. 9.25% 4/15/12	Ba3	30,000	31,050
WCI Communities, Inc. 10.625% 2/15/11	B1	90,000	96,525
			732,513
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. 0% 5/1/08 (d)	B3	$ 30,000	$ 27,600
J. Crew Group, Inc. 0% 10/15/08 (d)	Caa3	120,000	75,600
			103,200
Leisure Equipment & Products - 0.2%
Hasbro, Inc.:
5.6% 11/1/05	Ba3	40,000	37,600
7.95% 3/15/03	Ba3	90,000	91,125
Hockey Co. 11.25% 4/15/09 (f)	B2	45,000	45,675
			174,400
Media - 1.4%
AMC Entertainment, Inc.:
9.5% 3/15/09	Caa3	20,000	20,200
9.875% 2/1/12 (f)	Caa3	90,000	92,025
American Media Operations, Inc.:
10.25% 5/1/09	B2	20,000	21,200
10.25% 5/1/09 (f)	B2	80,000	84,800
AOL Time Warner, Inc. 7.7% 5/1/32	Baa1	50,000	48,727
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.25% 4/1/07	B2	30,000	25,950
8.625% 4/1/09	B2	80,000	68,400
9.625% 11/15/09 (f)	B2	35,000	30,975
10% 4/1/09	B2	45,000	40,725
10.75% 10/1/09	B2	10,000	9,300
Cinemark USA, Inc. 9.625% 8/1/08	Caa2	125,000	125,625
Corus Entertainment, Inc. 8.75% 3/1/12 (f)	B1	40,000	41,300
CSC Holdings, Inc.:
9.875% 4/1/23	BB-	15,000	14,700
10.5% 5/15/16	Ba3	105,000	105,000
EchoStar DBS Corp. 9.25% 2/1/06	B1	165,000	166,650
Granite Broadcasting Corp. 10.375% 5/15/05	Ca	15,000	14,550
Insight Communications, Inc. 0% 2/15/11 (d)	Caa1	70,000	37,100
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10	B2	105,000	107,363
K-III Communications Corp. 8.5% 2/1/06	B3	30,000	23,700
Lamar Media Corp. 9.25% 8/15/07	B1	40,000	41,800
Pegasus Satellite Communications, Inc.:
0% 3/1/07 (d)	Caa1	70,000	17,500
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Media - continued
Pegasus Satellite Communications, Inc.: - continued
12.375% 8/1/06	B3	$ 20,000	$ 9,400
PRIMEDIA, Inc.:
7.625% 4/1/08	B3	30,000	22,200
8.875% 5/15/11	B3	15,000	11,550
Radio One, Inc. 8.875% 7/1/11	B3	85,000	88,825
Regal Cinemas Corp. 9.375% 2/1/12 (f)	B3	70,000	72,800
Satelites Mexicanos SA de CV 6.34% 6/30/04 (f)(g)	B1	72,000	64,800
Sinclair Broadcast Group, Inc. 8.75% 12/15/07	B2	50,000	51,375
Spanish Broadcasting System, Inc. 9.625% 11/1/09	B3	90,000	94,050
TV Azteca SA de CV yankee 10.5% 2/15/07	B1	60,000	61,725
Yell Finance BV:
0% 8/1/11 (d)	B2	60,000	41,100
10.75% 8/1/11	B2	40,000	43,400
			1,698,815
Multiline Retail - 0.4%
Dillard's, Inc.:
6.125% 11/1/03	Ba3	15,000	14,550
6.39% 8/1/03	Ba3	140,000	137,200
JCPenney Co., Inc.:
6.125% 11/15/03	Ba2	50,000	49,750
6.5% 6/15/02	Ba2	25,000	25,000
6.9% 8/15/26	Ba2	65,000	65,325
Saks, Inc.:
7.25% 12/1/04	B1	10,000	9,950
7.5% 12/1/10	B1	20,000	18,900
8.25% 11/15/08	B1	90,000	89,100
9.875% 10/1/11	B1	107,000	112,350
			522,125
Specialty Retail - 0.4%
Asbury Automotive Group, Inc. 9% 6/15/12 (f)	B3	45,000	45,000
AutoNation, Inc. 9% 8/1/08	Ba2	40,000	42,200
Gap, Inc.:
5.625% 5/1/03	Ba3	110,000	107,800
8.15% 12/15/05 (e)	Ba3	30,000	29,700
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Hollywood Entertainment Corp. 10.625% 8/15/04	Caa1	$ 35,000	$ 35,700
Michaels Stores, Inc. 9.25% 7/1/09	Ba2	40,000	42,400
Office Depot, Inc. 10% 7/15/08	Ba1	35,000	38,500
PETCO Animal Supplies, Inc. 10.75% 11/1/11 (f)	B3	20,000	21,900
United Auto Group, Inc. 9.625% 3/15/12 (f)	B3	40,000	42,100
United Rentals, Inc.:
8.8% 8/15/08	B2	10,000	10,100
9% 4/1/09	B2	10,000	10,100
9.25% 1/15/09	B2	60,000	61,650
			487,150
Textiles, Apparel & Luxury Goods - 0.3%
Levi Strauss & Co.:
6.8% 11/1/03	B2	110,000	105,600
7% 11/1/06	B2	35,000	32,550
Russell Corp. 9.25% 5/1/10 (f)	B1	50,000	51,750
The William Carter Co. 10.875% 8/15/11	B3	50,000	54,750
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	Ba1	170,000	169,575
			414,225
TOTAL CONSUMER DISCRETIONARY			6,981,591
CONSUMER STAPLES - 0.9%
Beverages - 0.2%
Canandaigua Brands, Inc. 8.625% 8/1/06	Ba2	20,000	20,850
Constellation Brands, Inc. 8.125% 1/15/12	Ba3	100,000	103,250
Cott Beverages, Inc. 8% 12/15/11	B2	70,000	71,050
			195,150
Food & Drug Retailing - 0.2%
Great Atlantic & Pacific Tea, Inc.:
7.75% 4/15/07	B2	60,000	57,750
9.125% 12/15/11	B2	60,000	60,150
Rite Aid Corp.:
6.125% 12/15/08 (f)	Caa3	15,000	9,000
6.875% 8/15/13	Caa3	95,000	57,000
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSUMER STAPLES - continued
Food & Drug Retailing - continued
Rite Aid Corp.: - continued
7.125% 1/15/07	Caa3	$ 50,000	$ 35,500
Roundy's, Inc. 8.875% 6/15/12 (f)	B2	30,000	30,450
			249,850
Food Products - 0.3%
Dean Foods Co.:
6.75% 6/15/05	B1	70,000	69,650
6.9% 10/15/17	B1	80,000	68,800
8.15% 8/1/07	B1	70,000	71,750
Del Monte Corp. 9.25% 5/15/11	B3	160,000	168,000
Smithfield Foods, Inc. 8% 10/15/09	Ba2	50,000	50,500
			428,700
Household Products - 0.1%
Pennzoil-Quaker State Co.:
6.75% 4/1/09	Ba2	10,000	10,250
9.4% 12/1/02 (e)	Ba2	10,000	10,300
10% 11/1/08	Ba3	100,000	115,500
			136,050
Tobacco - 0.1%
Philip Morris Companies, Inc. 7% 7/15/05	A2	70,000	74,099
TOTAL CONSUMER STAPLES			1,083,849
ENERGY - 0.8%
Energy Equipment & Services - 0.3%
DI Industries, Inc. 8.875% 7/1/07	B1	80,000	82,800
Grant Prideco, Inc. 9.625% 12/1/07	Ba3	60,000	63,150
Key Energy Services, Inc.:
8.375% 3/1/08	Ba3	80,000	82,600
14% 1/15/09	B2	37,000	42,458
Parker Drilling Co. 10.125% 11/15/09 (f)	B1	10,000	10,625
Trico Marine Services, Inc. 8.875% 5/15/12 (f)	B2	40,000	40,300
			321,933
Oil & Gas - 0.5%
Chesapeake Energy Corp.:
7.875% 3/15/04	B1	110,000	112,200
8.125% 4/1/11	B1	15,000	15,019
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Clark Refining & Marketing, Inc.:
8.625% 8/15/08	Ba3	$ 15,000	$ 14,700
8.875% 11/15/07	B2	35,000	34,125
Devon Energy Corp. 7.95% 4/15/32	Baa2	50,000	54,185
Forest Oil Corp.:
8% 6/15/08	Ba3	105,000	105,788
8% 12/15/11	Ba3	20,000	20,150
Nuevo Energy Co. 9.5% 6/1/08	B2	80,000	81,400
Plains Resources, Inc. Series F, 10.25% 3/15/06	B2	5,000	5,150
Pogo Producing Co. 8.25% 4/15/11	B1	85,000	87,338
Swift Energy Co. 9.375% 5/1/12	B3	20,000	19,800
Western Oil Sands, Inc. 8.375% 5/1/12 (f)	Ba2	55,000	55,550
			605,405
TOTAL ENERGY			927,338
FINANCIALS - 1.6%
Banks - 0.2%
Bank of America Corp. 7.8% 2/15/10	Aa3	20,000	22,235
Sovereign Bancorp, Inc.:
8.625% 3/15/04	Ba2	120,000	123,900
10.5% 11/15/06	Ba2	60,000	66,600
Western Financial Bank 9.625% 5/15/12	B1	40,000	40,400
			253,135
Diversified Financials - 1.0%
Alamosa Delaware, Inc.:
12.5% 2/1/11	Caa1	15,000	12,750
13.625% 8/15/11	Caa1	30,000	25,800
American Airlines pass thru trust certificate 7.8% 4/1/08 (f)	A	100,000	100,250
BRL Universal Equipment 2001 A LP/BRL Universal Equipment Corp. 8.875% 2/15/08	Ba3	65,000	67,113
Capital One Financial Corp.:
7.25% 12/1/03	Baa3	20,000	19,850
7.25% 5/1/06	Baa3	60,000	58,713
8.75% 2/1/07	Baa3	20,000	20,300
Citigroup, Inc. 7.25% 10/1/10	Aa2	35,000	37,981
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCIALS - continued
Diversified Financials - continued
Continental Airlines, Inc. pass thru trust certificate 6.9% 1/2/17	Baa3	$ 28,576	$ 26,660
Dana Credit Corp. 7.25% 12/6/02 (f)	Ba3	50,000	49,625
El Paso Energy Partners LP/El Paso Energy Partners Finance Corp. 8.5% 6/1/11	B1	55,000	55,275
GATX Financial Corp. 8.875% 6/1/09	Baa3	55,000	54,588
IOS Capital, Inc. 9.75% 6/15/04	BBB-	170,000	171,700
John Q. Hammons Hotels LP/John Q. Hammons Hotels Corp. III 8.875% 5/15/12 (f)	B2	60,000	60,750
Mediacom Broadband LLC/Mediacom Broadband Corp. 11% 7/15/13	B2	70,000	71,400
Meditrust Exercisable Put Options Securities Trust 7.114% 8/15/04 (f)	Ba3	10,000	9,900
Northwest Airlines pass thru trust certificate 9.179% 10/1/11	Ba2	25,482	23,953
Qwest Capital Funding, Inc.:
7% 8/3/09	Ba2	95,000	72,020
7.75% 8/15/06	Ba2	95,000	79,749
SESI LLC 8.875% 5/15/11	B1	130,000	131,300
Sprint Capital Corp. 6.125% 11/15/08	Baa2	15,000	13,449
Stone Container Finance Co. yankee 11.5% 8/15/06 (f)	B2	40,000	42,800
Xerox Capital (Europe) PLC 5.875% 5/15/04	B1	60,000	51,900
Xerox Credit Corp. 6.1% 12/16/03	B1	35,000	32,025
			1,289,851
Real Estate - 0.4%
Corrections Corp. of America 9.875% 5/1/09 (f)	B2	20,000	20,600
iStar Financial, Inc. 8.75% 8/15/08	Ba1	45,000	46,238
LNR Property Corp. 9.375% 3/15/08	Ba3	65,000	66,625
Meditrust Corp.:
7% 8/15/07	Ba3	20,000	19,000
7.82% 9/10/26	Ba3	90,000	90,225
MeriStar Hospitality Corp. 9% 1/15/08	B1	100,000	101,250
Senior Housing Properties Trust 8.625% 1/15/12	Ba2	100,000	104,000
			447,938
TOTAL FINANCIALS			1,990,924
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
HEALTH CARE - 0.8%
Health Care Equipment & Supplies - 0.0%
Sybron Dental Specialties, Inc. 8.125% 6/15/12 (f)	B2	$ 15,000	$ 15,150
Health Care Providers & Services - 0.7%
Alderwoods Group, Inc.:
11% 1/2/07	-	30,000	30,300
12.25% 1/2/09	-	45,000	45,900
Columbia/HCA Healthcare Corp. 6.73% 7/15/45	Ba1	40,000	40,684
Dynacare, Inc. yankee 10.75% 1/15/06	B2	55,000	56,925
Hanger Orthopedic Group, Inc. 10.375% 2/15/09 (f)	B2	30,000	31,950
HCA, Inc. 7.875% 2/1/11	Ba1	10,000	10,650
HealthSouth Corp. 6.875% 6/15/05	Ba1	20,000	20,000
Owen & Minor, Inc. 8.5% 7/15/11	Ba3	70,000	73,500
PacifiCare Health Systems, Inc. 10.75% 6/1/09 (f)	B3	80,000	82,000
Rotech Healthcare, Inc. 9.5% 4/1/12 (f)	B2	30,000	31,200
Service Corp. International (SCI):
6% 12/15/05	B1	20,000	18,300
6.3% 3/15/03	B1	100,000	97,000
7.375% 4/15/04	B1	90,000	87,300
Triad Hospitals, Inc. 8.75% 5/1/09	B1	65,000	69,063
Vanguard Health Systems, Inc. 9.75% 8/1/11	B3	100,000	105,000
			799,772
Pharmaceuticals - 0.1%
aaiPharma, Inc. 11% 4/1/10 (f)	Caa1	70,000	67,200
Biovail Corp. 7.875% 4/1/10	B2	45,000	44,775
			111,975
TOTAL HEALTH CARE			926,897
INDUSTRIALS - 1.2%
Aerospace & Defense - 0.1%
Alliant Techsystems, Inc. 8.5% 5/15/11	B2	50,000	53,000
Raytheon Co. 7.9% 3/1/03	Baa3	15,000	15,405
Sequa Corp. 8.875% 4/1/08	Ba3	40,000	39,900
			108,305
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Airlines - 0.3%
AMR Corp. 9% 8/1/12	B1	$ 20,000	$ 19,000
Continental Airlines, Inc. 8% 12/15/05	B3	50,000	45,500
Delta Air Lines, Inc.:
6.65% 3/15/04	Ba3	60,000	56,700
7.7% 12/15/05	Ba3	75,000	71,438
8.3% 12/15/29	Ba3	105,000	87,150
Northwest Airlines, Inc.:
7.625% 3/15/05	B2	30,000	26,400
8.375% 3/15/04	B2	40,000	38,000
9.875% 3/15/07	B2	30,000	28,650
			372,838
Building Products - 0.0%
Nortek, Inc. 9.125% 9/1/07	B1	25,000	25,563
Commercial Services & Supplies - 0.2%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	10,000	9,925
7.625% 1/1/06	Ba3	40,000	39,000
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	30,000	27,300
Iron Mountain, Inc. 8.75% 9/30/09	B2	70,000	71,400
JohnsonDiversey, Inc. 9.625% 5/15/12 (f)	B2	20,000	21,100
			168,725
Machinery - 0.5%
AGCO Corp.:
8.5% 3/15/06	B1	20,000	20,100
9.5% 5/1/08	Ba3	50,000	53,500
Dresser, Inc. 9.375% 4/15/11 (f)	B2	95,000	97,375
Dunlop Standard Aerospace Holdings PLC 11.875% 5/15/09	B3	35,000	37,275
Navistar International Corp. 9.375% 6/1/06	Ba1	50,000	52,375
NMHG Holding Co. 10% 5/15/09 (f)	B3	40,000	40,600
Terex Corp. 8.875% 4/1/08	B2	60,000	61,800
TriMas Corp. 9.875% 6/15/12 (f)	B3	50,000	50,875
Tyco International Group SA yankee:
5.8% 8/1/06	Baa2	95,000	84,181
6.375% 10/15/11	Baa2	90,000	77,794
6.75% 2/15/11	Baa2	20,000	17,538
			593,413
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIALS - continued
Marine - 0.1%
Teekay Shipping Corp. 8.875% 7/15/11	Ba2	$ 140,000	$ 146,650
Road & Rail - 0.0%
Kansas City Southern Railway Co. 9.5% 10/1/08	Ba2	30,000	32,250
TOTAL INDUSTRIALS			1,447,744
INFORMATION TECHNOLOGY - 1.2%
Communications Equipment - 0.3%
Avaya, Inc. 11.125% 4/1/09	Ba2	125,000	123,750
L-3 Communications Corp.:
8% 8/1/08	Ba3	60,000	61,800
10.375% 5/1/07	Ba3	60,000	63,300
Lucent Technologies, Inc.:
5.5% 11/15/08	B2	10,000	7,300
6.5% 1/15/28	B2	45,000	28,800
7.25% 7/15/06	B2	90,000	74,250
			359,200
Computers & Peripherals - 0.0%
Seagate Technology HDD Holdings 8% 5/15/09 (f)	Ba2	50,000	50,625
Electronic Equipment & Instruments - 0.4%
Fisher Scientific International, Inc.:
8.125% 5/1/12 (f)	B3	45,000	45,000
9% 2/1/08	B3	150,000	156,000
Flextronics International Ltd. yankee 8.75% 10/15/07	Ba2	65,000	66,300
Ingram Micro, Inc. 9.875% 8/15/08	Ba2	90,000	94,500
Millipore Corp. 7.5% 4/1/07	Ba1	15,000	13,950
Solectron Corp.:
7.375% 3/1/06	Ba3	75,000	70,594
9.625% 2/15/09	Ba3	50,000	50,250
			496,594
Internet Software & Services - 0.1%
Qwest Corp.:
7.625% 6/9/03	Baa3	35,000	34,475
8.875% 3/15/12 (f)	Baa3	60,000	59,700
			94,175
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INFORMATION TECHNOLOGY - continued
IT Consulting & Services - 0.0%
Anteon Corp. 12% 5/15/09	B3	$ 15,000	$ 16,650
Office Electronics - 0.1%
Xerox Corp.:
5.5% 11/15/03	B1	45,000	40,950
7.15% 8/1/04	B1	50,000	43,500
9.75% 1/15/09 (f)	B1	50,000	46,250
			130,700
Semiconductor Equipment & Products - 0.3%
Amkor Technology, Inc. 9.25% 5/1/06	B1	130,000	128,700
Fairchild Semiconductor Corp.:
10.375% 10/1/07	B2	90,000	96,075
10.5% 2/1/09	B2	40,000	44,000
ON Semiconductor Corp./Semiconductor Components Industries LLC 12% 5/15/08 (f)	B3	60,000	58,200
			326,975
TOTAL INFORMATION TECHNOLOGY			1,474,919
MATERIALS - 1.7%
Chemicals - 0.7%
Foamex LP/Foamex Capital Corp. 10.75% 4/1/09 (f)	B3	40,000	42,000
Georgia Gulf Corp. 10.375% 11/1/07	B2	45,000	48,825
Huntsman International LLC 9.875% 3/1/09 (f)	B3	60,000	61,800
IMC Global, Inc.:
6.55% 1/15/05	Ba2	35,000	33,425
7.3% 1/15/28	Ba2	30,000	24,450
7.625% 11/1/05	Ba2	15,000	14,738
10.875% 6/1/08	Ba1	20,000	22,200
11.25% 6/1/11	Ba1	20,000	22,200
International Specialty Holdings, Inc. 10.625% 12/15/09 (f)	B2	70,000	72,100
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	50,000	48,750
9.875% 5/1/07	Ba3	30,000	29,250
10.875% 5/1/09	B2	55,000	51,150
Methanex Corp. yankee:
7.4% 8/15/02	Ba1	20,000	20,000
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Chemicals - continued
Methanex Corp. yankee: - continued
7.75% 8/15/05	Ba1	$ 100,000	$ 98,500
OM Group, Inc. 9.25% 12/15/11	B3	150,000	156,000
Quaker State Corp. 6.625% 10/15/05	Ba2	70,000	71,925
			817,313
Containers & Packaging - 0.4%
Applied Extrusion Technologies, Inc. 10.75% 7/1/11	B2	85,000	81,600
Graphic Packaging Corp. 8.625% 2/15/12 (f)	B2	20,000	20,900
Owens-Brockway Glass Container, Inc. 8.875% 2/15/09 (f)	B2	50,000	52,000
Owens-Illinois, Inc.:
7.15% 5/15/05	B3	110,000	104,913
7.35% 5/15/08	B3	10,000	9,200
7.5% 5/15/10	B3	20,000	18,100
7.8% 5/15/18	B3	100,000	86,000
7.85% 5/15/04	B3	20,000	19,600
Riverwood International Corp. 10.625% 8/1/07	B3	60,000	63,000
Silgan Holdings, Inc. 9% 6/1/09 (f)	B1	35,000	36,400
			491,713
Metals & Mining - 0.4%
AK Steel Corp.:
7.875% 2/15/09	B1	30,000	30,300
9.125% 12/15/06	B1	10,000	10,400
Freeport-McMoRan Copper & Gold, Inc. 7.5% 11/15/06	B3	20,000	18,000
Luscar Coal Ltd. 9.75% 10/15/11	Ba3	30,000	32,400
P&L Coal Holdings Corp. 9.625% 5/15/08	B1	175,000	185,500
Phelps Dodge Corp.:
7.125% 11/1/27	Baa3	70,000	51,800
8.75% 6/1/11	Baa3	90,000	89,550
9.5% 6/1/31	Baa3	30,000	29,100
Steel Dynamics, Inc. 9.5% 3/15/09 (f)	B2	40,000	41,600
			488,650
Paper & Forest Products - 0.2%
Georgia-Pacific Group:
7.5% 5/15/06	Ba1	20,000	19,529
8.125% 5/15/11	Ba1	65,000	63,375
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MATERIALS - continued
Paper & Forest Products - continued
Georgia-Pacific Group: - continued
8.875% 5/15/31	Ba1	$ 45,000	$ 42,975
Louisiana-Pacific Corp.:
8.5% 8/15/05	Ba1	30,000	31,500
10.875% 11/15/08	Ba2	20,000	22,400
Stone Container Corp. 9.75% 2/1/11	B2	55,000	58,575
			238,354
TOTAL MATERIALS			2,036,030
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.8%
American Cellular Corp. 9.5% 10/15/09	Caa3	30,000	12,000
AT&T Corp. 6.5% 3/15/29	Baa2	40,000	28,960
Centennial Cellular Operating Co. LLC/Centennial Finance Corp. 10.75% 12/15/08	B3	145,000	72,500
Cincinnati Bell Telephone Co. 6.3% 12/1/28	Ba1	140,000	88,200
Intermedia Communications, Inc. 0% 7/15/07 (d)	B1	35,000	25,200
MCI Communications Corp.:
6.5% 4/15/10	Ba2	65,000	32,825
7.125% 6/15/27	Ba2	65,000	53,950
Price Communications Wireless, Inc.:
9.125% 12/15/06	Baa2	120,000	124,500
11.75% 7/15/07	Baa3	160,000	170,000
Tritel PCS, Inc. 10.375% 1/15/11	Baa2	46,000	49,680
Triton PCS, Inc. 8.75% 11/15/11	B2	30,000	27,000
WorldCom, Inc.:
7.375% 1/15/06 (f)	BB	70,000	38,500
7.5% 5/15/11	Ba2	235,000	115,150
7.75% 4/1/07	Ba2	70,000	37,100
8% 5/16/06	Ba2	85,000	47,600
8.25% 5/15/31	Ba2	30,000	13,050
			936,215
Wireless Telecommunication Services - 0.6%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	85,000	52,700
American Tower Corp. 9.375% 2/1/09	Caa1	15,000	10,350
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
AT&T Wireless Services, Inc. 8.125% 5/1/12	Baa2	$ 115,000	$ 112,039
Crown Castle International Corp.:
9.375% 8/1/11	B3	45,000	36,450
10.75% 8/1/11	B3	20,000	17,300
Dobson Communications Corp. 10.875% 7/1/10	B3	50,000	45,250
Echostar Broadband Corp. 10.375% 10/1/07	B1	50,000	52,750
Millicom International Cellular SA 13.5% 6/1/06	Caa1	85,000	48,450
Nextel Communications, Inc.:
0% 2/15/08 (d)	B3	100,000	60,000
9.375% 11/15/09	B3	25,000	16,313
9.5% 2/1/11	B3	40,000	25,400
Nextel Partners, Inc. 0% 2/1/09 (d)	B3	15,000	7,050
PanAmSat Corp.:
6% 1/15/03	BB	20,000	20,050
6.125% 1/15/05	BB	60,000	58,800
Rogers Wireless, Inc. 9.625% 5/1/11	Baa3	95,000	83,600
U.S. Unwired, Inc. 0% 11/1/09 (d)	B3	50,000	30,000
VoiceStream Wireless Corp.:
0% 11/15/09 (d)	Baa2	60,000	49,800
10.375% 11/15/09	Baa2	45,000	47,700
			774,002
TOTAL TELECOMMUNICATION SERVICES			1,710,217
UTILITIES - 0.7%
Electric Utilities - 0.5%
AES Corp.:
8.5% 11/1/07	Ba2	25,000	15,500
8.875% 2/15/11	Ba1	45,000	33,300
9.375% 9/15/10	Ba1	40,000	30,800
9.5% 6/1/09	Ba1	25,000	19,750
Allegheny Energy Supply Co. LLC 8.25% 4/15/12 (f)	Baa2	50,000	52,207
CMS Energy Corp.:
8.5% 4/15/11	Ba3	20,000	19,300
8.9% 7/15/08	Ba3	20,000	19,400
Orion Power Holdings, Inc. 12% 5/1/10	Ba1	130,000	118,300
Corporate Bonds - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Electric Utilities - continued
Pacific Gas & Electric Co.:
6.25% 8/1/03	B3	$ 65,000	$ 64,513
6.25% 3/1/04	B3	90,000	89,100
7.375% 11/1/05 (f)(h)	Caa2	60,000	60,000
Southern California Edison Co.:
5.625% 10/1/02	Ba2	40,000	39,600
6.25% 6/15/03	Ba2	10,000	9,850
8.95% 11/3/03	Ba3	20,000	20,500
			592,120
Gas Utilities - 0.1%
El Paso Energy Corp. 7.75% 1/15/32	Baa2	5,000	4,758
Sempra Energy 7.95% 3/1/10	A2	35,000	36,787
Tennessee Gas Pipeline Co. 7.625% 4/1/37	Baa1	45,000	41,696
			83,241
Multi-Utilities & Unreg. Pwr - 0.1%
Calpine Corp. 8.5% 2/15/11	B1	50,000	40,250
Western Resources, Inc.:
7.875% 5/1/07 (f)	Ba1	60,000	60,900
9.75% 5/1/07 (f)	Ba2	90,000	88,200
			189,350
TOTAL UTILITIES			864,711
TOTAL NONCONVERTIBLE BONDS			19,444,220
TOTAL CORPORATE BONDS (Cost $19,422,902)			19,692,756
U.S. Treasury Obligations - 7.1%

U.S. Treasury Bills, yield at date of purchase 1.72% to 1.73% 7/25/02 to 8/8/02 (i)	-	150,000	149,570
U.S. Treasury Bonds:
5.25% 2/15/29	Aaa	263,000	244,569
6.375% 8/15/27	Aaa	810,000	872,427
7.625% 2/15/25	Aaa	47,000	57,869
8.125% 8/15/19	Aaa	280,000	353,806
8.875% 8/15/17	Aaa	65,000	86,480
U.S. Treasury Obligations - continued
Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Bonds: - continued
9.875% 11/15/15	Aaa	$ 1,020,000	$ 1,442,663
10.75% 8/15/05	Aaa	505,000	609,748
11.25% 2/15/15	Aaa	210,000	321,817
11.75% 2/15/10	Aaa	895,000	1,078,231
U.S. Treasury Notes:
3.625% 8/31/03	Aaa	1,070,000	1,083,919
5.75% 11/15/05	Aaa	900,000	953,473
6.5% 2/15/10	Aaa	50,000	55,135
7% 7/15/06	Aaa	1,170,000	1,295,729
TOTAL U.S. TREASURY OBLIGATIONS (Cost $8,501,280)			8,605,436
Money Market Funds - 7.5%
	Shares
Fidelity Cash Central Fund, 1.85% (c) (Cost $8,981,640)	8,981,640	8,981,640
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $115,855,420)		120,244,206
NET OTHER ASSETS - 0.2%		284,355
NET ASSETS - 100%		$ 120,528,561
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
2 S&P 500 Index Contracts	June 2002	$ 533,750	$ (3,112)
The face value of futures purchased as a percentage of net assets - 0.4%
Legend
(a) Non-income producing
(b) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,045,977 or 2.5% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(i) Security or a portion of the security was pledged to cover the margin requirements for future contracts. At the period end, the value of securities pledged amounted to $149,570.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Aaa, Aa, A	7.3%
Baa	1.6%
Ba	6.0%
B	7.8%
Caa, Ca, C	0.8%
D	0.0%
Not Rated	0.1%
Rating percentages include securities rated by a nationally recognized rating agency and may include unrated securities considered by Fidelity to be of comparable quality.

Purchases and sales of securities, other than short-term securities, aggregated $74,972,282 and $75,103,806, respectively, of which long-term U.S. government and government agency obligations aggregated $10,488,045 and $8,439,661, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $4,786 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $116,529,748. Net unrealized appreciation aggregated $3,714,458, of which $10,088,767 related to appreciated investment securities and $6,374,309 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $15,515,000 of which $348,000, $394,000 and $14,773,000 will expire on November 30, 2007, 2008, and 2009, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2002 approximately $1,246,000 of losses recognized during the period November 1, 2001 to November 30, 2001.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (cost $115,855,420) - See accompanying schedule		$ 120,244,206
Receivable for investments sold		2,156,076
Receivable for fund shares sold		104,525
Dividends receivable		65,393
Interest receivable		569,954
Receivable for daily variation on futures contracts		846
Other receivables		646
Total assets		123,141,646
Liabilities
Payable to custodian bank	$ 198
Payable for investments purchased	2,249,642
Payable for fund shares redeemed	202,519
Accrued management fee	58,539
Distribution fees payable	58,804
Other payables and accrued expenses	43,383
Total liabilities		2,613,085
Net Assets		$ 120,528,561
Net Assets consist of:
Paid in capital		$ 138,024,962
Undistributed net investment income		13,268
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,895,368)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		4,385,699
Net Assets		$ 120,528,561

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,937,587 ÷ 1,665,511 shares)	$ 9.57
Maximum offering price per share (100/94.25 of $9.57)	$ 10.15
Class T: Net Asset Value and redemption price per share ($65,240,400 ÷ 6,842,201 shares)	$ 9.54
Maximum offering price per share (100/96.50 of $9.54)	$ 9.89
Class B: Net Asset Value and offering price per share ($22,541,165 ÷ 2,369,202 shares) A	$ 9.51
Class C: Net Asset Value and offering price per share ($11,007,752 ÷ 1,158,165 shares) A	$ 9.50
Institutional Class: Net Asset Value, offering price and redemption price per share ($5,801,657 ÷ 605,070 shares)	$ 9.59

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 374,918
Interest		1,294,738
Security lending		1,942
Total income		1,671,598
Expenses
Management fee	$ 349,811
Transfer agent fees	166,241
Distribution fees	356,478
Accounting fees and expenses	31,240
Non-interested trustees' compensation	196
Custodian fees and expenses	14,159
Registration fees	62,564
Audit	14,526
Legal	459
Miscellaneous	11,152
Total expenses before reductions	1,006,826
Expense reductions	(12,250)	994,576
Net investment income (loss)		677,022
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,386,701)
Foreign currency transactions	38
Futures contracts	235,567
Total net realized gain (loss)		(3,151,096)
Change in net unrealized appreciation (depreciation) on: Investment securities	646,636
Assets and liabilities in foreign currencies	5
Futures contracts	(194,524)
Total change in net unrealized appreciation (depreciation)		452,117
Net gain (loss)		(2,698,979)
Net increase (decrease) in net assets resulting from operations		$ (2,021,957)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 677,022	$ 1,541,174
Net realized gain (loss)	(3,151,096)	(16,385,250)
Change in net unrealized appreciation (depreciation)	452,117	4,119,639
Net increase (decrease) in net assets resulting from operations	(2,021,957)	(10,724,437)
Distributions to shareholders from net investment income	(1,081,831)	(1,385,322)
Share transactions - net increase (decrease)	4,417,019	62,503,254
Total increase (decrease) in net assets	1,313,231	50,393,495
Net Assets
Beginning of period	119,215,330	68,821,835
End of period (including undistributed net investment income of $13,268 and undistributed net investment income of $418,077, respectively)	$ 120,528,561	$ 119,215,330

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.83	$ 11.02	$ 10.92	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.07	.20	.19	.12
Net realized and unrealized gain (loss)	(.22)	(1.20)	.08	.80
Total from investment operations	(.15)	(1.00)	.27	.92
Distributions from net investment income	(.11)	(.19)	(.17)	-
Net asset value, end of period	$ 9.57	$ 9.83	$ 11.02	$ 10.92
Total Return B,C,D	(1.56)%	(9.13)%	2.40%	9.20%
Ratios to Average Net Assets G
Expenses before expense reductions	1.31% A	1.26%	1.51%	2.95% A
Expenses net of voluntary waivers, if any	1.31% A	1.26%	1.51%	1.75% A
Expenses net of all reductions	1.28% A	1.23%	1.49%	1.74% A
Net investment income (loss)	1.48% A	1.97%	1.64%	1.24% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,938	$ 14,487	$ 14,567	$ 1,819
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999. G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.79	$ 10.99	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.06	.17	.16	.10
Net realized and unrealized gain (loss)	(.22)	(1.19)	.08	.79
Total from investment operations	(.16)	(1.02)	.24	.89
Distributions from net investment income	(.09)	(.18)	(.14)	-
Net asset value, end of period	$ 9.54	$ 9.79	$ 10.99	$ 10.89
Total Return B,C,D	(1.66)%	(9.35)%	2.14%	8.90%
Ratios to Average Net Assets G
Expenses before expense reductions	1.57% A	1.55%	1.78%	3.13% A
Expenses net of voluntary waivers, if any	1.57% A	1.55%	1.78%	2.00% A
Expenses net of all reductions	1.55% A	1.52%	1.76%	1.99% A
Net investment income (loss)	1.22% A	1.69%	1.37%	.99% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 65,240	$ 71,346	$ 25,527	$ 10,819
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the sales charges. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.78	$ 10.96	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.12	.10	.05
Net realized and unrealized gain (loss)	(.23)	(1.19)	.09	.80
Total from investment operations	(.20)	(1.07)	.19	.85
Distributions from net investment income	(.07)	(.11)	(.08)	-
Net asset value, end of period	$ 9.51	$ 9.78	$ 10.96	$ 10.85
Total Return B,C,D	(2.07)%	(9.80)%	1.72%	8.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.11% A	2.04%	2.27%	3.67% A
Expenses net of voluntary waivers, if any	2.11% A	2.04%	2.27%	2.50% A
Expenses net of all reductions	2.09% A	2.01%	2.26%	2.49% A
Net investment income (loss)	.68% A	1.20%	.87%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 22,541	$ 21,599	$ 17,797	$ 8,603
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 9.77	$ 10.94	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.12	.10	.05
Net realized and unrealized gain (loss)	(.23)	(1.18)	.08	.80
Total from investment operations	(.20)	(1.06)	.18	.85
Distributions from net investment income	(.07)	(.11)	(.09)	-
Net asset value, end of period	$ 9.50	$ 9.77	$ 10.94	$ 10.85
Total Return B,C,D	(2.07)%	(9.73)%	1.62%	8.50%
Ratios to Average Net Assets G
Expenses before expense reductions	2.08% A	2.02%	2.26%	3.68% A
Expenses net of voluntary waivers, if any	2.08% A	2.02%	2.26%	2.50% A
Expenses net of all reductions	2.06% A	1.99%	2.24%	2.49% A
Net investment income (loss)	.71% A	1.22%	.88%	.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 11,008	$ 11,037	$ 9,737	$ 4,217
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Total returns do not include the effect of the contingent deferred sales charge. E Calculated based on average shares outstanding during the period. F For the period December 28, 1998 (commencement of operations) to November 30, 1999.
G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 9.85	$ 11.04	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	.24	.22	.14
Net realized and unrealized gain (loss)	(.22)	(1.21)	.08	.81
Total from investment operations	(.14)	(.97)	.30	.95
Distributions from net investment income	(.12)	(.22)	(.21)	-
Net asset value, end of period	$ 9.59	$ 9.85	$ 11.04	$ 10.95
Total Return B,C	(1.45)%	(8.86)%	2.66%	9.50%
Ratios to Average Net Assets F
Expenses before expense reductions	1.08% A	.95%	1.28%	2.70% A
Expenses net of voluntary waivers, if any	1.08% A	.95%	1.28%	1.50% A
Expenses net of all reductions	1.06% A	.92%	1.26%	1.49% A
Net investment income (loss)	1.70% A	2.29%	1.87%	1.49% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,802	$ 745	$ 1,193	$ 976
Portfolio turnover rate	131% A	165%	193%	115% A

A Annualized B Total returns for periods of less than one year are not annualized. C Total returns would have been lower had certain expenses not been reduced during the periods shown. D Calculated based on average shares outstanding during the period. E For the period December 28, 1998 (commencement of operations) to November 30, 1999. F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

1. Significant Accounting Policies - continued

Security Valuation - continued

maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Semiannual Report

1. Significant Accounting Policies - continued

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $24,198 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

2. Operating Policies - continued

Futures Contracts - continued

instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 19,018	$ 29
Class T	.25%	.25%	170,346	630
Class B	.75%	.25%	110,661	83,039
Class C	.75%	.25%	56,453	13,547
			$ 356,478	$ 97,245

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 17,863	$ 7,831
Class T	29,640	5,830
Class B*	23,068	23,068
Class C*	324	324
	$ 70,895	$ 37,053

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 19,649	.26*
Class T	91,595	.27*
Class B	33,764	.30*
Class C	15,456	.27*
Institutional Class	5,777	.28*
	$ 166,241

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $49,607 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit

Semiannual Report

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities. At the period end there were no security loans outstanding.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $11,753 of the fund's expenses. In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $140. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
Class A	$ 357

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

8. Other Information.

At the end of the period, two unaffiliated shareholders were the owners of record of 27% of the total outstanding shares of the fund.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 168,226	$ 250,026
Class T	635,956	789,016
Class B	156,682	211,104
Class C	81,519	115,802
Institutional Class	39,448	19,374
Total	$ 1,081,831	$ 1,385,322

Semiannual Report

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A
Shares sold	299,986	765,802	$ 2,915,777	$ 7,761,666
Reinvestment of distributions	16,709	24,333	164,859	247,185
Shares redeemed	(124,475)	(638,905)	(1,215,851)	(6,608,233)
Net increase (decrease)	192,220	151,230	$ 1,864,785	$ 1,400,618
Class T
Shares sold	579,628	6,439,647	$ 5,639,333	$ 67,382,958
Reinvestment of distributions	63,835	77,556	627,990	773,876
Shares redeemed	(1,087,672)	(1,553,480)	(10,598,097)	(15,475,308)
Net increase (decrease)	(444,209)	4,963,723	$ (4,330,774)	$ 52,681,526
Class B
Shares sold	344,766	923,416	$ 3,343,402	$ 9,537,193
Reinvestment of distributions	14,041	18,139	137,997	184,419
Shares redeemed	(198,787)	(356,838)	(1,925,048)	(3,564,499)
Net increase (decrease)	160,020	584,717	$ 1,556,351	$ 6,157,113
Class C
Shares sold	211,898	602,641	$ 2,059,198	$ 6,240,400
Reinvestment of distributions	7,156	9,736	70,262	99,141
Shares redeemed	(191,171)	(372,364)	(1,853,925)	(3,736,326)
Net increase (decrease)	27,883	240,013	$ 275,535	$ 2,603,215
Institutional Class
Shares sold	610,869	48,833	$ 5,836,323	$ 528,963
Reinvestment of distributions	3,716	1,245	36,620	12,887
Shares redeemed	(85,213)	(82,526)	(821,821)	(881,068)
Net increase (decrease)	529,372	(32,448)	$ 5,051,122	$ (339,218)

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.00
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the following thirteen nominees as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.00
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.00
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.00
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.00
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.00
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.00
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.00
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.00
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.00
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.00
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.00
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.00

*Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

	# of Votes Cast	% of Votes Cast
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.00
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	60,080,144.47	95.135
Against	1,422,322.90	2.253
Abstain	1,649,722.21	2.612
TOTAL	63,152,189.58	100.00
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	53,590,303.25	93.124
Against	1,798,094.46	3.124
Abstain	2,159,054.08	3.752
TOTAL	57,547,451.79	100.00
Broker Non-Votes	5,604,737.79
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	52,950,902.07	92.013
Against	2,438,341.14	4.237
Abstain	2,158,208.58	3.750
TOTAL	57,547,451.79	100.00
Broker Non-Votes	5,604,737.79

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AALI-SANN-0702 157381
1.721274.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Dividend Growth

Fund - Class A, Class T, Class B
and Class C

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Fidelity Advisor Dividend Growth Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity ® Adv Dividend Growth - CL A	-4.68%	-10.26%	10.38%
Fidelity Adv Dividend Growth - CL A (incl. 5.75% sales charge)	-10.16%	-15.42%	4.04%
S&P 500 ®	-5.68%	-13.85%	-9.07%
Growth Funds Average	-6.67%	-16.35%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL A	-10.26%	2.93%
Fidelity Adv Dividend Growth - CL A (incl. 5.75% sales charge)	-15.42%	1.16%
S&P 500	-13.85%	-2.74%
Growth Funds Average	-16.35%	n/a *

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $10,404 - a 4.04% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total return for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual return was -15.23%. The six month and one year cumulative total return for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual return was -16.65%.

Semiannual Report

Fidelity Advisor Dividend Growth Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL T	-4.70%	-10.38%	9.69%
Fidelity Adv Dividend Growth - CL T (incl. 3.50% sales charge)	-8.03%	-13.52%	5.85%
S&P 500	-5.68%	-13.85%	-9.07%
Growth Funds Average	-6.67%	-16.35%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL T	-10.38%	2.74%
Fidelity Adv Dividend Growth - CL T (incl. 3.50% sales charge)	-13.52%	1.68%
S&P 500	-13.85%	-2.74%
Growth Funds Average	-16.35%	n/a *

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by May 31, 2002, the value of the investment would have grown to $10,585 - a 5.85% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total return for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual return was -15.23%. The six month and one year cumulative total return for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual return was -16.65%.

Semiannual Report

Fidelity Advisor Dividend Growth Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past six months, one year and life of fund total return figures are 5%, 5% and 3%, respectively.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL B	-5.02%	-10.91%	7.80%
Fidelity Adv Dividend Growth - CL B (incl. contingent deferred sales charge)	-9.77%	-15.36%	4.80%
S&P 500	-5.68%	-13.85%	-9.07%
Growth Funds Average	-6.67%	-16.35%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, six months, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL B	-10.91%	2.22%
Fidelity Adv Dividend Growth - CL B (incl. contingent deferred sales charge)	-15.36%	1.38%
S&P 500	-13.85%	-2.74%
Growth Funds Average	-16.35%	n/a *

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,480 - a 4.80% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total return for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual return was -15.23%. The six month and one year cumulative total return for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual return was -16.65%.

Semiannual Report

Fidelity Advisor Dividend Growth Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past six months, one year and life of fund total return figures are 1%, 1% and 0%, respectively.

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL C	-4.93%	-10.83%	7.90%
Fidelity Adv Dividend Growth - CL C (incl. contingent deferred sales charge)	-5.88%	-11.72%	7.90%
S&P 500	-5.68%	-13.85%	-9.07%
Growth Funds Average	-6.67%	-16.35%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, six month, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL C	-10.83%	2.24%
Fidelity Adv Dividend Growth - CL C (incl. contingent deferred sales charge)	-11.72%	2.24%
S&P 500	-13.85%	-2.74%
Growth Funds Average	-16.35%	n/a *

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Semiannual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002, the value of the investment would have grown to $10,790 - a 7.90% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total return for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual return was -15.23%. The six month and one year cumulative total return for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual return was -16.65%.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Advisor Dividend Growth Fund

Q. How did the fund perform, Charles?

A. For the six months that ended May 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -4.68%, -4.70%, -5.02% and -4.93%, respectively. The Standard & Poor's 500 Index returned -5.68% during the same period, while the growth funds average, as tracked by Lipper Inc., returned -6.67%. For the 12 months that ended May 31, 2002, the fund's Class A, Class T, Class B and Class C shares returned -10.26%, -10.38%, -10.91% and -10.83%, respectively. The S&P 500 and Lipper average returned -13.85% and -16.35%, respectively.

Q. What factors shaped the fund's performance during the six-month period?

A. The most significant factor was the disappointing performance of the fund's health care stocks, particularly in the drug area. The fund's stake in Bristol-Myers Squibb, for example, was a heavy drag on performance as patent renewal rejections, a less-than-exciting product pipeline and a poor success rate for late-stage clinical products added up to missed earnings and a beaten-down stock price. Schering-Plough, another longstanding drug position in the portfolio, suffered from manufacturing issues. These types of stocks had been stable-growth darlings for a long time, but investors finally lowered their expectations and looked elsewhere for stable growth.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. Where did their search lead them?

A. Food and consumer staples stocks were popular destinations. While these companies tend to grow much slower than the drug companies, their positive earnings growth during this difficult period made them an attractive alternative. In essence, the drug group and the food and consumer staples groups switched positions during the period. Consumer stocks - which have long traded at discounts to the big drug stocks - instead traded at sizable premiums during the period. The fund's best individual food and consumer staples performers included Coca-Cola, Philip Morris and personal care company Alberto-Culver.

Q. You added slightly to the fund's finance-related positions during the period. What was your strategy?

A. I continued to re-arrange the fund's finance investments to include more companies with capital markets exposure - and fewer companies that rely exclusively on lending income. My rationale was that the fundamentals for many companies with capital markets exposure had bottomed out, whereas regional banks had less earnings growth upside. There also was a lot of pent-up demand out there for capital raising, restructuring and consolidation, and while it may take some time for these trends to take shape, I felt that the fund's positions in Merrill Lynch and Goldman Sachs could eventually stand to benefit.

Q. The fund's top performer during the period was Clear Channel Communications, which derives much of its revenue from advertising. Did we see an uptick in ad spending during the period?

A. Slowly but surely we did, and Clear Channel - which operates radio and TV stations, billboards and outdoor entertainment centers - was a major beneficiary. More and more companies placed a premium on gaining market share, and one of the most effective, proven ways of doing so is to advertise your brand. Clear Channel's diverse range of outlets spoke to the needs of many market-share-hungry companies.

Q. You added slightly to the fund's investments in telecommunications services stocks. What appealed to you?

A. The biggest attraction for me was the potential for several of the larger regional Bell operating companies - or RBOCs - to grow via their broadband service offerings. As broadband capabilities expand, I felt that companies such as Verizon, BellSouth and SBC Communications were in a good competitive position to benefit, particularly since many competitors had fallen by the wayside. Each of these positions fell in value during this particular period.

Q. Which other individual stocks performed well? Which ones were disappointments?

A. Other solid performers included mortgage lender Fannie Mae - which benefited from strong housing trends and low interest rates - and Cardinal Health, a diversified health company that continued to generate good earnings growth. As far as laggards, the fund's position in Computer Associates hurt performance, as the company suffered from both earnings and accounting missteps. AOL Time Warner also detracted from performance, as the merger of the two media giants hit a few bumps in the road.

Semiannual Report

Q. What's your outlook, Charles?

A. It could take some time, but I'm confident that the stable-growth universe as we once knew it will likely return. As for the fund, our success always comes back to one factor - finding companies that are generating good earnings. My goal over the next few months is to find attractively valued stocks that can grow their earnings faster than average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of May 31, 2002, more than $2.8 billion

Manager: Charles Mangum, since inception; joined Fidelity in 1990

3

Charles Mangum expands on the woes of the big drug companies:

"It's been painful to watch the struggles of the pharmaceutical industry over the past year. It seemed that whatever could go wrong did go wrong. As a result, drug stocks - which typically have been stable-growth darlings, fell off most investors' radar screens.

"While the poor performance of drug stocks has hampered the fund's performance, it's important to note that the drug industry has been down this road before - and has battled back from adversity, or at least the perception of adversity - each time.

"The industry fell under scrutiny as far back as the 1960s - when lawmakers conducted hearings on the industry's pricing methods - and as recently as the mid-1990s, when there was talk about a nationalized health care plan. Even in the late 1990s, when technology stocks were going ballistic, the drug stocks were under pressure. But they have always bounced back.

"This most recent string of bad news has hit hard, but I'm confident that the drug stocks can rebound. These are companies that have historically generated good cash flow and are typically well run. Also, the U.S. drug business continued to grow at a healthy 10% annual clip during the period. I think it's only a matter of time until the industry's strong fundamentals come back into view and investors reacquaint themselves with this group."

Semiannual Report

Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	6.8	7.0
Clear Channel Communications, Inc.	4.9	5.0
American International Group, Inc.	4.5	0.8
General Electric Co.	4.5	4.1
Fannie Mae	4.3	3.1
Microsoft Corp.	3.3	2.8
Citigroup, Inc.	3.0	2.8
Philip Morris Companies, Inc.	2.8	2.3
Bristol-Myers Squibb Co.	2.7	5.0
Pfizer, Inc.	2.5	2.0
	39.3
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.6	17.2
Health Care	17.5	18.6
Consumer Discretionary	12.6	9.8
Information Technology	12.2	14.7
Consumer Staples	10.6	7.2
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks 94.8%		Stocks 91.5%
	Bonds 0.1%		Bonds 0.0%
	Convertible Securities 2.2%		Convertible Securities 2.9%
	Short-Term Investments and Net Other Assets 2.9%		Short-Term Investments and Net Other Assets 5.6%
* Foreign investments	1.6%	** Foreign investments	1.5%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.2%
Dana Corp.	257,400	$ 5,488
Hotels, Restaurants & Leisure - 0.7%
Jack in the Box, Inc. (a)	108,000	3,487
McDonald's Corp.	591,500	17,710
		21,197
Household Durables - 0.7%
Centex Corp.	68,600	3,687
KB Home	79,000	4,071
Koninklijke Philips Electronics NV sponsored ADR	170,500	5,217
Leggett & Platt, Inc.	203,800	5,364
Pulte Homes, Inc.	42,400	2,299
		20,638
Leisure Equipment & Products - 0.2%
Brunswick Corp.	180,400	4,799
Media - 6.7%
AOL Time Warner, Inc. (a)	2,714,886	50,768
Clear Channel Communications, Inc. (a)	2,645,500	140,820
Comcast Corp. Class A (special) (a)	62,200	1,752
		193,340
Multiline Retail - 1.1%
Federated Department Stores, Inc. (a)	284,500	11,781
Target Corp.	317,700	13,169
Wal-Mart Stores, Inc.	104,100	5,632
		30,582
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A (a)	129,100	3,744
Home Depot, Inc.	937,095	39,067
Lowe's Companies, Inc.	639,300	30,149
Limited Brands, Inc.	226,550	4,755
		77,715
TOTAL CONSUMER DISCRETIONARY		353,759
CONSUMER STAPLES - 10.6%
Beverages - 3.6%
PepsiCo, Inc.	658,396	34,223
The Coca-Cola Co.	1,251,200	69,517
		103,740
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Drug Retailing - 2.6%
Albertson's, Inc.	834,500	$ 29,349
CVS Corp.	1,126,900	36,095
Safeway, Inc. (a)	264,200	10,740
		76,184
Personal Products - 1.6%
Alberto-Culver Co.:
Class A	13,190	652
Class B	655,200	34,706
Gillette Co.	264,520	9,409
		44,767
Tobacco - 2.8%
Philip Morris Companies, Inc.	1,392,020	79,693
TOTAL CONSUMER STAPLES		304,384
ENERGY - 5.4%
Energy Equipment & Services - 0.7%
Cooper Cameron Corp. (a)	135,000	7,596
GlobalSantaFe Corp.	124,247	4,193
Halliburton Co.	355,580	6,596
		18,385
Oil & Gas - 4.7%
ChevronTexaco Corp.	493,600	43,067
Conoco, Inc.	2,576,600	69,259
Exxon Mobil Corp.	579,600	23,143
		135,469
TOTAL ENERGY		153,854
FINANCIALS - 21.4%
Banks - 5.3%
Bank of America Corp.	300,700	22,796
Bank One Corp.	334,300	13,583
Comerica, Inc.	404,270	25,914
FleetBoston Financial Corp.	757,430	26,692
PNC Financial Services Group, Inc.	528,900	29,751
Synovus Financial Corp.	306,900	8,179
Wachovia Corp.	674,039	25,863
		152,778
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - 10.2%
Citigroup, Inc.	2,002,186	$ 86,454
Fannie Mae	1,530,100	122,423
Goldman Sachs Group, Inc.	201,300	15,188
Merrill Lynch & Co., Inc.	921,400	37,510
Morgan Stanley Dean Witter & Co.	691,680	31,444
		293,019
Insurance - 5.9%
AFLAC, Inc.	290,100	9,330
Allmerica Financial Corp.	265,500	12,890
American International Group, Inc.	1,916,992	128,381
Hartford Financial Services Group, Inc.	183,200	12,091
MGIC Investment Corp.	37,730	2,746
PartnerRe Ltd.	59,000	2,978
		168,416
TOTAL FINANCIALS		614,213
HEALTH CARE - 17.5%
Health Care Equipment & Supplies - 1.4%
C.R. Bard, Inc.	139,700	7,697
Guidant Corp. (a)	718,600	28,744
Respironics, Inc. (a)	95,200	3,311
Zimmer Holdings, Inc. (a)	57,700	2,018
		41,770
Health Care Providers & Services - 6.8%
Cardinal Health, Inc.	2,926,505	194,498
Pharmaceuticals - 9.3%
Abbott Laboratories	224,800	10,678
Bristol-Myers Squibb Co.	2,480,360	77,189
Elan Corp. PLC sponsored ADR (a)	1,104,200	10,887
Eli Lilly & Co.	21,300	1,378
Merck & Co., Inc.	262,700	15,000
Pfizer, Inc.	2,071,100	71,660
Schering-Plough Corp.	2,405,760	63,632
Wyeth	306,200	16,994
		267,418
TOTAL HEALTH CARE		503,686
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 8.1%
Aerospace & Defense - 0.1%
General Dynamics Corp.	29,200	$ 2,938
Airlines - 0.3%
AMR Corp. (a)	125,400	2,627
Delta Air Lines, Inc.	135,200	3,549
Northwest Airlines Corp. (a)	128,000	2,140
		8,316
Building Products - 0.2%
Masco Corp.	262,500	6,998
Commercial Services & Supplies - 0.9%
ChoicePoint, Inc. (a)	188,800	11,254
First Data Corp.	80,600	6,384
NCO Group, Inc. (a)	341,700	8,597
		26,235
Industrial Conglomerates - 5.7%
General Electric Co.	4,108,020	127,924
Tyco International Ltd.	1,621,800	35,599
		163,523
Machinery - 0.5%
Ingersoll-Rand Co. Ltd. Class A	204,400	10,292
Parker Hannifin Corp.	71,200	3,489
		13,781
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	311,280	8,809
Union Pacific Corp.	58,500	3,583
		12,392
TOTAL INDUSTRIALS		234,183
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 1.4%
Advanced Fibre Communication, Inc. (a)	507,100	9,716
Cisco Systems, Inc. (a)	1,498,700	23,649
Comverse Technology, Inc. (a)	621,600	7,366
		40,731
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	1,557,200	41,811
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	690,000	$ 5,003
Sun Microsystems, Inc. (a)	946,600	6,522
		53,336
Electronic Equipment & Instruments - 0.6%
Avnet, Inc.	186,500	4,314
Ingram Micro, Inc. Class A (a)	196,000	2,822
Solectron Corp. (a)	1,421,400	11,485
		18,621
Internet Software & Services - 0.1%
Check Point Software Technologies Ltd. (a)	102,000	1,659
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	12,300	583
Electronic Data Systems Corp.	41,300	2,181
		2,764
Semiconductor Equipment & Products - 2.2%
Altera Corp. (a)	223,800	4,035
Analog Devices, Inc. (a)	137,300	5,028
Intel Corp.	767,060	21,186
Linear Technology Corp.	99,400	3,703
Micron Technology, Inc. (a)	443,700	10,462
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	410,000	6,798
Texas Instruments, Inc.	34,300	983
United Microelectronics Corp. sponsored ADR	874,900	7,437
Xilinx, Inc. (a)	99,300	3,501
		63,133
Software - 4.4%
Adobe Systems, Inc.	154,100	5,563
Computer Associates International, Inc.	1,179,300	20,473
Microsoft Corp. (a)	1,842,180	93,785
Network Associates, Inc. (a)	132,900	2,572
Oracle Corp. (a)	343,200	2,718
VERITAS Software Corp. (a)	68,400	1,551
		126,662
TOTAL INFORMATION TECHNOLOGY		306,906
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 0.9%
Chemicals - 0.6%
E.I. du Pont de Nemours & Co.	83,200	$ 3,827
Praxair, Inc.	147,700	8,271
Rohm & Haas Co.	126,400	4,763
		16,861
Metals & Mining - 0.3%
Alcoa, Inc.	258,040	9,026
TOTAL MATERIALS		25,887
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	1,336,016	15,992
BellSouth Corp.	1,141,500	37,989
Qwest Communications International, Inc.	1,007,400	5,198
SBC Communications, Inc.	1,613,589	55,330
Sprint Corp. - FON Group	144,400	2,375
Verizon Communications, Inc.	1,431,550	61,557
WorldCom, Inc. - MCI Group	3,000	8
		178,449
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Class A (a)	818,700	3,979
TOTAL TELECOMMUNICATION SERVICES		182,428
UTILITIES - 1.6%
Electric Utilities - 1.6%
AES Corp. (a)	302,100	1,979
FirstEnergy Corp.	637,300	21,993
Southern Co.	450,000	12,150
TXU Corp.	203,200	10,430
		46,552
TOTAL COMMON STOCKS (Cost $2,836,963)		2,725,852
Convertible Preferred Stocks - 0.1%
	Shares	Value (Note 1) (000s)
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00 (Cost $3,001)	168,100	$ 3,778
Corporate Bonds - 2.2%
Ratings (unaudited) (d)		Principal Amount (000s)
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.2%
EchoStar Communications Corp. 5.75% 5/15/08 (c)	Caa1	$ 4,750	4,210
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (c)	Ba3	3,483	4,022
TOTAL CONSUMER DISCRETIONARY			8,232
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	Ba3	6,000	2,916
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.9%
CIENA Corp. 3.75% 2/1/08	Ba3	3,170	1,993
Comverse Technology, Inc. 1.5% 12/1/05	BB	6,250	4,846
Juniper Networks, Inc. 4.75% 3/15/07	B2	8,470	6,273
ONI Systems Corp. 5% 10/15/05	CCC	11,930	8,945
Redback Networks, Inc. 5% 4/1/07	-	4,770	2,386
			24,443
Electronic Equipment & Instruments - 0.2%
Sanmina-SCI Corp.:
0% 9/12/20	Ba2	10,977	4,116
4.25% 5/1/04	Ba2	2,000	1,918
			6,034
Semiconductor Equipment & Products - 0.4%
Atmel Corp. 0% 5/23/21	CCC+	3,893	1,289
Corporate Bonds - continued
Ratings (unaudited) (d)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
LSI Logic Corp. 4% 2/15/05	Ba3	$ 3,380	$ 2,902
Vitesse Semiconductor Corp. 4% 3/15/05	B3	9,550	7,449
			11,640
TOTAL INFORMATION TECHNOLOGY			42,117
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Aether Systems, Inc. 6% 3/22/05	-	3,130	1,904
Nextel Communications, Inc.:
4.75% 7/1/07	B3	1,000	593
6% 6/1/11 (c)	B3	2,000	1,132
6% 6/1/11	B3	5,260	2,978
			6,607
UTILITIES - 0.0%
Multi-Utilities & Unreg. Pwr - 0.0%
Enron Corp. 0% 2/7/21	Ca	3,035	273
TOTAL CONVERTIBLE BONDS			60,145
Nonconvertible Bonds - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp.:
9.375% 9/15/10	Ba1	2,380	1,833
9.5% 6/1/09	Ba1	795	628
			2,461
TOTAL CORPORATE BONDS (Cost $68,216)			62,606
Money Market Funds - 3.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.85% (b) (Cost $89,978)	89,978,198	$ 89,978
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $2,998,158)		2,882,214
NET OTHER ASSETS - (0.2)%		(6,583)
NET ASSETS - 100%		$ 2,875,631
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,364,000 or 0.3% of net assets.

(d) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,604,100,000 and $826,599,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $85,000 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $3,010,720,000. Net unrealized depreciation aggregated $128,506,000, of which $192,384,000 related to appreciated investment securities and $320,890,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $55,694,000 of which $11,880,000, $1,257,000 and $42,557,000 will expire on November 30, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,907) (cost $2,998,158) - See accompanying schedule		$ 2,882,214
Cash		105
Receivable for investments sold		20,035
Receivable for fund shares sold		6,582
Dividends receivable		2,403
Interest receivable		1,015
Total assets		2,912,354
Liabilities
Payable for investments purchased	$ 23,042
Payable for fund shares redeemed	4,188
Accrued management fee	1,379
Distribution fees payable	1,334
Other payables and accrued expenses	421
Collateral on securities loaned, at value	6,359
Total liabilities		36,723
Net Assets		$ 2,875,631
Net Assets consist of:
Paid in capital		$ 3,035,460
Undistributed net investment income		3,015
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,900)
Net unrealized appreciation (depreciation) on investments		(115,944)
Net Assets		$ 2,875,631

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($195,821 ÷ 17,784 shares)	$ 11.01
Maximum offering price per share (100/94.25 of $11.01)	$ 11.68
Class T: Net Asset Value and redemption price per share ($1,399,085 ÷ 127,693 shares)	$ 10.96
Maximum offering price per share (100/96.50 of $10.96)	$ 11.36
Class B: Net Asset Value and offering price per share ($491,656 ÷ 45,595 shares) A	$ 10.78
Class C: Net Asset Value and offering price per share ($363,944 ÷ 33,735 shares) A	$ 10.79
Institutional Class: Net Asset Value, offering price and redemption price per share ($425,125 ÷ 38,279 shares)	$ 11.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 16,858
Interest		4,858
Security lending		44
Total income		21,760
Expenses
Management fee	$ 7,666
Transfer agent fees	2,870
Distribution fees	7,645
Accounting and security lending fees	266
Non-interested trustees' compensation	4
Custodian fees and expenses	27
Registration fees	167
Audit	18
Legal	9
Miscellaneous	138
Total expenses before reductions	18,810
Expense reductions	(338)	18,472
Net investment income (loss)		3,288
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		29,063
Change in net unrealized appreciation (depreciation) on investment securities		(175,505)
Net gain (loss)		(146,442)
Net increase (decrease) in net assets resulting from operations		$ (143,154)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,288	$ 2,437
Net realized gain (loss)	29,063	(56,318)
Change in net unrealized appreciation (depreciation)	(175,505)	(13,814)
Net increase (decrease) in net assets resulting from operations	(143,154)	(67,695)
Distributions to shareholders from net investment income	(2,736)	-
Share transactions - net increase (decrease)	733,272	1,499,618
Total increase (decrease) in net assets	587,382	1,431,923
Net Assets
Beginning of period	2,288,249	856,326
End of period (including undistributed net investment income of $3,015 and undistributed net investment income of $2,463, respectively)	$ 2,875,631	$ 2,288,249

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 11.87	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.06	.02	.01
Net realized and unrealized gain (loss)	(.57)	(.35)	1.11	.73
Total from investment operations	(.54)	(.29)	1.13	.74
Distributions from net investment income	(.03)	-	-	-
Net asset value, end of period	$ 11.01	$ 11.58	$ 11.87	$ 10.74
Total ReturnB, C, D	(4.68)%	(2.44)%	10.52%	7.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.12% A	1.13%	1.16%	1.25% A
Expenses net of voluntary waivers, if any	1.12% A	1.13%	1.16%	1.25% A
Expenses net of all reductions	1.10% A	1.10%	1.13%	1.23% A
Net investment income (loss)	.54% A	.50%	.15%	.10% A
Supplemental Data
Net assets, end of period (in millions)	$ 196	$ 121	$ 48	$ 45
Portfolio turnover rate	66% A	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.51	$ 11.83	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.03	(.01)	(.01)
Net realized and unrealized gain (loss)	(.56)	(.35)	1.12	.73
Total from investment operations	(.54)	(.32)	1.11	.72
Distributions from net investment income	(.01)	-	-	-
Net asset value, end of period	$ 10.96	$ 11.51	$ 11.83	$ 10.72
Total Return B, C, D	(4.70)%	(2.70)%	10.35%	7.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.33%A	1.34%	1.38%	1.46%A
Expenses net of voluntary waivers, if any	1.33%A	1.34%	1.38%	1.46%A
Expenses net of all reductions	1.31%A	1.31%	1.35%	1.45%A
Net investment income (loss)	.33%A	.29%	(.07)%	(.12)%A
Supplemental Data
Net assets, end of period (in millions)	$ 1,399	$ 1,255	$ 323	$ 286
Portfolio turnover rate	66%A	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.35	$ 11.71	$ 10.67	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	(.06)	(.06)
Net realized and unrealized gain (loss)	(.56)	(.33)	1.10	.73
Total from investment operations	(.57)	(.36)	1.04	.67
Net asset value, end of period	$ 10.78	$ 11.35	$ 11.71	$ 10.67
Total Return B, C, D	(5.02)%	(3.07)%	9.75%	6.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.88% A	1.88%	1.89%	1.97% A
Expenses net of voluntary waivers, if any	1.88% A	1.88%	1.89%	1.97% A
Expenses net of all reductions	1.86% A	1.85%	1.86%	1.96% A
Net investment income (loss)	(.22)% A	(.25)%	(.58)%	(.63)% A
Supplemental Data
Net assets, end of period (in millions)	$ 492	$ 427	$ 274	$ 272
Portfolio turnover rate	66% A	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.35	$ 11.72	$ 10.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.02)	(.06)	(.06)
Net realized and unrealized gain (loss)	(.55)	(.35)	1.10	.74
Total from investment operations	(.56)	(.37)	1.04	.68
Net asset value, end of period	$ 10.79	$ 11.35	$ 11.72	$ 10.68
Total ReturnB, C, D	(4.93)%	(3.16)%	9.74%	6.80%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.85%A	1.84%	1.86%	1.96%A
Expenses net of voluntary waivers, if any	1.85%A	1.84%	1.86%	1.96%A
Expenses net of all reductions	1.82%A	1.81%	1.83%	1.94%A
Net investment income (loss)	(.18)%A	(.21)%	(.55)%	(.61)%A
Supplemental Data
Net assets, end of period (in millions)	$ 364	$ 290	$ 162	$ 156
Portfolio turnover rate	66%A	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.70	$ 11.95	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.10	.06	.04
Net realized and unrealized gain (loss)	(.57)	(.35)	1.12	.73
Total from investment operations	(.52)	(.25)	1.18	.77
Distributions from net investment income	(.07)	-	-	-
Net asset value, end of period	$ 11.11	$ 11.70	$ 11.95	$ 10.77
Total ReturnB, C	(4.48)%	(2.09)%	10.96%	7.70%
Ratios to Average Net AssetsF
Expenses before expense reductions	.78% A	.78%	.81%	.95% A
Expenses net of voluntary waivers, if any	.78% A	.78%	.81%	.95% A
Expenses net of all reductions	.75% A	.76%	.78%	.93% A
Net investment income (loss)	.88% A	.85%	.50%	.40% A
Supplemental Data
Net assets, end of period (in millions)	$ 425	$ 195	$ 49	$ 26
Portfolio turnover rate	66% A	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, contingent interest, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,391 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 205	$ -
Class T	.25%	.25%	3,425	14
Class B	.75%	.25%	2,342	1,758
Class C	.75%	.25%	1,673	668
			$ 7,645	$ 2,440

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 361	$ 178
Class T	489	157
Class B*	543	543
Class C*	34	34
	$ 1,427	$ 912

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 205	0.25 *
Class T	1,439	0.21 *
Class B	611	0.26 *
Class C	373	0.22 *
Institutional Class	242	0.15 *
	$ 2,870

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,304 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $337 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

8. Other Information.

At the end of the period, two unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the fund.

Semiannual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 326	$ -
Class T	1,121	-
Institutional Class	1,289	-
	$ 2,736	$ -

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A
Shares sold	8,587	8,367	$ 99,190	$ 99,052
Reinvestment of distributions	25	-	290	-
Shares redeemed	(1,298)	(1,939)	(14,904)	(22,472)
Net increase (decrease)	7,314	6,428	$ 84,576	$ 76,580
Class T
Shares sold	30,356	98,948	$ 348,041	$ 1,172,240
Reinvestment of distributions	93	-	1,079	-
Shares redeemed	(11,779)	(17,275)	(134,099)	(202,067)
Net increase (decrease)	18,670	81,673	$ 215,021	$ 970,173
Class B
Shares sold	10,958	19,782	$ 123,767	$ 229,912
Shares redeemed	(2,938)	(5,631)	(33,004)	(63,739)
Net increase (decrease)	8,020	14,151	$ 90,763	$ 166,173
Class C
Shares sold	10,502	15,846	$ 118,554	$ 183,972
Shares redeemed	(2,329)	(4,089)	(26,136)	(46,211)
Net increase (decrease)	8,173	11,757	$ 92,418	$ 137,761
Institutional Class
Shares sold	23,371	15,785	$ 271,109	$ 185,221
Reinvestment of distributions	55	-	644	-
Shares redeemed	(1,831)	(3,189)	(21,259)	(36,290)
Net increase (decrease)	21,595	12,596	$ 250,494	$ 148,931

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the following thirteen nominees as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

	# of Votes Cast	% of Votes Cast
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,467,072,595.92	96.574
Against	18,683,729.24	1.230
Abstain	33,362,616.43	2.196
TOTAL	1,519,118,941.59	100.000
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,009,267,111.99	95.051
Against	19,538,826.87	1.840
Abstain	33,006,691.67	3.109
TOTAL	1,061,812,630.53	100.000
Broker Non-Votes	457,306,311.06
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,002,379,583.65	94.403
Against	26,021,230.91	2.450
Abstain	33,411,815.97	3.147
TOTAL	1,061,812,630.53	100.000
Broker Non-Votes	457,306,311.06

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADGF-SANN-0702 157402
1.721239.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Dividend Growth

Fund - Institutional Class

Semiannual Report

May 31, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Proxy Voting Results	<Click Here>

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Semiannual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Disappointing earnings reports and growing concerns about corporate accounting standards overwhelmed good news on the economic front, resulting in negative returns for most popular benchmarks of U.S. stock performance through the first five months of 2002. As is typical when equities are in turmoil, investors retreated to the fixed-income markets, which explains the positive performance of nearly every bond category year to date.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

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Fidelity Advisor Dividend Growth Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended May 31, 2002	Past 6 months	Past 1 year	Life of fund
Fidelity® Adv Dividend Growth - Inst CL	-4.48%	-9.87%	11.76%
S&P 500 ®	-5.68%	-13.85%	-9.07%
Growth Funds Average	-6.67%	-16.35%	n/a *

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, six months, one year, or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past six month average represents a peer group of 2,097 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created additional comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page <Click Here> of this report.(dagger)

Average Annual Total Returns

Periods ended May 31, 2002	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - Inst CL	-9.87%	3.30%
S&P 500	-13.85%	-2.74%
Growth Funds Average	-16.35%	n/a *

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

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$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by May 31, 2002, the value of the investment would have grown to $11,176 - an 11.76% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have been $9,093 - a 9.07% decrease.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of May 31, 2002, the six month and one year cumulative total return for the large-cap core funds average were -6.06% and -15.23%, respectively; and the one year average annual return was -15.23%. The six month and one year cumulative total return for the large-cap supergroup average were -7.17% and -16.65%, respectively; and the one year average annual return was -16.65%.

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Fund Talk: The Manager's Overview

Market Recap

When the six-month period ending May 31, 2002, began, investors had very good reasons to believe that the equity markets and U.S. economy were on the mend. Growth in gross domestic product was strong for two consecutive quarters, signaling an end to the brief recession; interest rates were at 40-year lows; consumer spending was solid; and, in the first three months of this year, productivity had its highest quarterly increase in 19 years. So why, almost halfway through 2002, is the U.S. stock market potentially facing its third consecutive year of negative returns? You could sum it up in two words: corporate earnings. There's a fairly well-known adage in this business that says "stock prices follow earnings." That's been particularly true of late, as companies that announced earnings misses could only watch as investors - already in a foul mood given the recent spate of corporate accounting irregularities - sold off their stocks in droves. Despite this backdrop, the blue-chip bellwether Dow Jones Industrial AverageSM held up relatively well, gaining 1.68% for the period. Reflecting continued weakness in the technology and telecommunications sectors, the NASDAQ Composite® Index declined 16.17% during the past six months, and the large-cap weighted Standard & Poor's 500SM Index suffered a loss of 5.68%.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Advisor Dividend Growth Fund

Q. How did the fund perform, Charles?

A. For the six months that ended May 31, 2002, the fund's Institutional Class shares returned -4.48%. The Standard & Poor's 500 Index returned -5.68% during the same period, while the growth funds average, as tracked by Lipper Inc., returned -6.67%. For the 12 months that ended May 31, 2002, the fund's Institutional Class shares returned -9.87%. The S&P 500 and Lipper average returned -13.85% and -16.35%, respectively.

Q. What factors shaped the fund's performance during the six-month period?

A. The most significant factor was the disappointing performance of the fund's health care stocks, particularly in the drug area. The fund's stake in Bristol-Myers Squibb, for example, was a heavy drag on performance as patent renewal rejections, a less-than-exciting product pipeline and a poor success rate for late-stage clinical products added up to missed earnings and a beaten-down stock price. Schering-Plough, another longstanding drug position in the portfolio, suffered from manufacturing issues. These types of stocks had been stable-growth darlings for a long time, but investors finally lowered their expectations and looked elsewhere for stable growth.

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Fund Talk: The Manager's Overview - continued

Q. Where did their search lead them?

A. Food and consumer staples stocks were popular destinations. While these companies tend to grow much slower than the drug companies, their positive earnings growth during this difficult period made them an attractive alternative. In essence, the drug group and the food and consumer staples groups switched positions during the period. Consumer stocks - which have long traded at discounts to the big drug stocks - instead traded at sizable premiums during the period. The fund's best individual food and consumer staples performers included Coca-Cola, Philip Morris and personal care company Alberto-Culver.

Q. You added slightly to the fund's finance-related positions during the period. What was your strategy?

A. I continued to re-arrange the fund's finance investments to include more companies with capital markets exposure - and fewer companies that rely exclusively on lending income. My rationale was that the fundamentals for many companies with capital markets exposure had bottomed out, whereas regional banks had less earnings growth upside. There also was a lot of pent-up demand out there for capital raising, restructuring and consolidation, and while it may take some time for these trends to take shape, I felt that the fund's positions in Merrill Lynch and Goldman Sachs could eventually stand to benefit.

Q. The fund's top performer during the period was Clear Channel Communications, which derives much of its revenue from advertising. Did we see an uptick in ad spending during the period?

A. Slowly but surely we did, and Clear Channel - which operates radio and TV stations, billboards and outdoor entertainment centers - was a major beneficiary. More and more companies placed a premium on gaining market share, and one of the most effective, proven ways of doing so is to advertise your brand. Clear Channel's diverse range of outlets spoke to the needs of many market-share-hungry companies.

Q. You added slightly to the fund's investments in telecommunications services stocks. What appealed to you?

A. The biggest attraction for me was the potential for several of the larger regional Bell operating companies - or RBOCs - to grow via their broadband service offerings. As broadband capabilities expand, I felt that companies such as Verizon, BellSouth and SBC Communications were in a good competitive position to benefit, particularly since many competitors had fallen by the wayside. Each of these positions fell in value during this particular period.

Q. Which other individual stocks performed well? Which ones were disappointments?

A. Other solid performers included mortgage lender Fannie Mae - which benefited from strong housing trends and low interest rates - and Cardinal Health, a diversified health company that continued to generate good earnings growth. As far as laggards, the fund's position in Computer Associates hurt performance, as the company suffered from both earnings and accounting missteps. AOL Time Warner also detracted from performance, as the merger of the two media giants hit a few bumps in the road.

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Q. What's your outlook, Charles?

A. It could take some time, but I'm confident that the stable-growth universe as we once knew it will likely return. As for the fund, our success always comes back to one factor - finding companies that are generating good earnings. My goal over the next few months is to find attractively valued stocks that can grow their earnings faster than average.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of May 31, 2002, more than $2.8 billion

Manager: Charles Mangum, since inception; joined Fidelity in 1990

3

Charles Mangum expands on the woes of the big drug companies:

"It's been painful to watch the struggles of the pharmaceutical industry over the past year. It seemed that whatever could go wrong did go wrong. As a result, drug stocks - which typically have been stable-growth darlings, fell off most investors' radar screens.

"While the poor performance of drug stocks has hampered the fund's performance, it's important to note that the drug industry has been down this road before - and has battled back from adversity, or at least the perception of adversity - each time.

"The industry fell under scrutiny as far back as the 1960s - when lawmakers conducted hearings on the industry's pricing methods - and as recently as the mid-1990s, when there was talk about a nationalized health care plan. Even in the late 1990s, when technology stocks were going ballistic, the drug stocks were under pressure. But they have always bounced back.

"This most recent string of bad news has hit hard, but I'm confident that the drug stocks can rebound. These are companies that have historically generated good cash flow and are typically well run. Also, the U.S. drug business continued to grow at a healthy 10% annual clip during the period. I think it's only a matter of time until the industry's strong fundamentals come back into view and investors reacquaint themselves with this group."

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Investment Changes

Top Ten Stocks as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	6.8	7.0
Clear Channel Communications, Inc.	4.9	5.0
American International Group, Inc.	4.5	0.8
General Electric Co.	4.5	4.1
Fannie Mae	4.3	3.1
Microsoft Corp.	3.3	2.8
Citigroup, Inc.	3.0	2.8
Philip Morris Companies, Inc.	2.8	2.3
Bristol-Myers Squibb Co.	2.7	5.0
Pfizer, Inc.	2.5	2.0
	39.3
Top Five Market Sectors as of May 31, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.6	17.2
Health Care	17.5	18.6
Consumer Discretionary	12.6	9.8
Information Technology	12.2	14.7
Consumer Staples	10.6	7.2
Asset Allocation (% of fund's net assets)
As of May 31, 2002 *		As of November 30, 2001 **
	Stocks 94.8%		Stocks 91.5%
	Bonds 0.1%		Bonds 0.0%
	Convertible Securities 2.2%		Convertible Securities 2.9%
	Short-Term Investments and Net Other Assets 2.9%		Short-Term Investments and Net Other Assets 5.6%
* Foreign investments	1.6%	** Foreign investments	1.5%

Semiannual Report

Investments May 31, 2002 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 12.3%
Auto Components - 0.2%
Dana Corp.	257,400	$ 5,488
Hotels, Restaurants & Leisure - 0.7%
Jack in the Box, Inc. (a)	108,000	3,487
McDonald's Corp.	591,500	17,710
		21,197
Household Durables - 0.7%
Centex Corp.	68,600	3,687
KB Home	79,000	4,071
Koninklijke Philips Electronics NV sponsored ADR	170,500	5,217
Leggett & Platt, Inc.	203,800	5,364
Pulte Homes, Inc.	42,400	2,299
		20,638
Leisure Equipment & Products - 0.2%
Brunswick Corp.	180,400	4,799
Media - 6.7%
AOL Time Warner, Inc. (a)	2,714,886	50,768
Clear Channel Communications, Inc. (a)	2,645,500	140,820
Comcast Corp. Class A (special) (a)	62,200	1,752
		193,340
Multiline Retail - 1.1%
Federated Department Stores, Inc. (a)	284,500	11,781
Target Corp.	317,700	13,169
Wal-Mart Stores, Inc.	104,100	5,632
		30,582
Specialty Retail - 2.7%
Abercrombie & Fitch Co. Class A (a)	129,100	3,744
Home Depot, Inc.	937,095	39,067
Lowe's Companies, Inc.	639,300	30,149
Limited Brands, Inc.	226,550	4,755
		77,715
TOTAL CONSUMER DISCRETIONARY		353,759
CONSUMER STAPLES - 10.6%
Beverages - 3.6%
PepsiCo, Inc.	658,396	34,223
The Coca-Cola Co.	1,251,200	69,517
		103,740
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food & Drug Retailing - 2.6%
Albertson's, Inc.	834,500	$ 29,349
CVS Corp.	1,126,900	36,095
Safeway, Inc. (a)	264,200	10,740
		76,184
Personal Products - 1.6%
Alberto-Culver Co.:
Class A	13,190	652
Class B	655,200	34,706
Gillette Co.	264,520	9,409
		44,767
Tobacco - 2.8%
Philip Morris Companies, Inc.	1,392,020	79,693
TOTAL CONSUMER STAPLES		304,384
ENERGY - 5.4%
Energy Equipment & Services - 0.7%
Cooper Cameron Corp. (a)	135,000	7,596
GlobalSantaFe Corp.	124,247	4,193
Halliburton Co.	355,580	6,596
		18,385
Oil & Gas - 4.7%
ChevronTexaco Corp.	493,600	43,067
Conoco, Inc.	2,576,600	69,259
Exxon Mobil Corp.	579,600	23,143
		135,469
TOTAL ENERGY		153,854
FINANCIALS - 21.4%
Banks - 5.3%
Bank of America Corp.	300,700	22,796
Bank One Corp.	334,300	13,583
Comerica, Inc.	404,270	25,914
FleetBoston Financial Corp.	757,430	26,692
PNC Financial Services Group, Inc.	528,900	29,751
Synovus Financial Corp.	306,900	8,179
Wachovia Corp.	674,039	25,863
		152,778
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Diversified Financials - 10.2%
Citigroup, Inc.	2,002,186	$ 86,454
Fannie Mae	1,530,100	122,423
Goldman Sachs Group, Inc.	201,300	15,188
Merrill Lynch & Co., Inc.	921,400	37,510
Morgan Stanley Dean Witter & Co.	691,680	31,444
		293,019
Insurance - 5.9%
AFLAC, Inc.	290,100	9,330
Allmerica Financial Corp.	265,500	12,890
American International Group, Inc.	1,916,992	128,381
Hartford Financial Services Group, Inc.	183,200	12,091
MGIC Investment Corp.	37,730	2,746
PartnerRe Ltd.	59,000	2,978
		168,416
TOTAL FINANCIALS		614,213
HEALTH CARE - 17.5%
Health Care Equipment & Supplies - 1.4%
C.R. Bard, Inc.	139,700	7,697
Guidant Corp. (a)	718,600	28,744
Respironics, Inc. (a)	95,200	3,311
Zimmer Holdings, Inc. (a)	57,700	2,018
		41,770
Health Care Providers & Services - 6.8%
Cardinal Health, Inc.	2,926,505	194,498
Pharmaceuticals - 9.3%
Abbott Laboratories	224,800	10,678
Bristol-Myers Squibb Co.	2,480,360	77,189
Elan Corp. PLC sponsored ADR (a)	1,104,200	10,887
Eli Lilly & Co.	21,300	1,378
Merck & Co., Inc.	262,700	15,000
Pfizer, Inc.	2,071,100	71,660
Schering-Plough Corp.	2,405,760	63,632
Wyeth	306,200	16,994
		267,418
TOTAL HEALTH CARE		503,686
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - 8.1%
Aerospace & Defense - 0.1%
General Dynamics Corp.	29,200	$ 2,938
Airlines - 0.3%
AMR Corp. (a)	125,400	2,627
Delta Air Lines, Inc.	135,200	3,549
Northwest Airlines Corp. (a)	128,000	2,140
		8,316
Building Products - 0.2%
Masco Corp.	262,500	6,998
Commercial Services & Supplies - 0.9%
ChoicePoint, Inc. (a)	188,800	11,254
First Data Corp.	80,600	6,384
NCO Group, Inc. (a)	341,700	8,597
		26,235
Industrial Conglomerates - 5.7%
General Electric Co.	4,108,020	127,924
Tyco International Ltd.	1,621,800	35,599
		163,523
Machinery - 0.5%
Ingersoll-Rand Co. Ltd. Class A	204,400	10,292
Parker Hannifin Corp.	71,200	3,489
		13,781
Road & Rail - 0.4%
Burlington Northern Santa Fe Corp.	311,280	8,809
Union Pacific Corp.	58,500	3,583
		12,392
TOTAL INDUSTRIALS		234,183
INFORMATION TECHNOLOGY - 10.7%
Communications Equipment - 1.4%
Advanced Fibre Communication, Inc. (a)	507,100	9,716
Cisco Systems, Inc. (a)	1,498,700	23,649
Comverse Technology, Inc. (a)	621,600	7,366
		40,731
Computers & Peripherals - 1.9%
Dell Computer Corp. (a)	1,557,200	41,811
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
EMC Corp. (a)	690,000	$ 5,003
Sun Microsystems, Inc. (a)	946,600	6,522
		53,336
Electronic Equipment & Instruments - 0.6%
Avnet, Inc.	186,500	4,314
Ingram Micro, Inc. Class A (a)	196,000	2,822
Solectron Corp. (a)	1,421,400	11,485
		18,621
Internet Software & Services - 0.1%
Check Point Software Technologies Ltd. (a)	102,000	1,659
IT Consulting & Services - 0.1%
Computer Sciences Corp. (a)	12,300	583
Electronic Data Systems Corp.	41,300	2,181
		2,764
Semiconductor Equipment & Products - 2.2%
Altera Corp. (a)	223,800	4,035
Analog Devices, Inc. (a)	137,300	5,028
Intel Corp.	767,060	21,186
Linear Technology Corp.	99,400	3,703
Micron Technology, Inc. (a)	443,700	10,462
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	410,000	6,798
Texas Instruments, Inc.	34,300	983
United Microelectronics Corp. sponsored ADR	874,900	7,437
Xilinx, Inc. (a)	99,300	3,501
		63,133
Software - 4.4%
Adobe Systems, Inc.	154,100	5,563
Computer Associates International, Inc.	1,179,300	20,473
Microsoft Corp. (a)	1,842,180	93,785
Network Associates, Inc. (a)	132,900	2,572
Oracle Corp. (a)	343,200	2,718
VERITAS Software Corp. (a)	68,400	1,551
		126,662
TOTAL INFORMATION TECHNOLOGY		306,906
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 0.9%
Chemicals - 0.6%
E.I. du Pont de Nemours & Co.	83,200	$ 3,827
Praxair, Inc.	147,700	8,271
Rohm & Haas Co.	126,400	4,763
		16,861
Metals & Mining - 0.3%
Alcoa, Inc.	258,040	9,026
TOTAL MATERIALS		25,887
TELECOMMUNICATION SERVICES - 6.3%
Diversified Telecommunication Services - 6.2%
AT&T Corp.	1,336,016	15,992
BellSouth Corp.	1,141,500	37,989
Qwest Communications International, Inc.	1,007,400	5,198
SBC Communications, Inc.	1,613,589	55,330
Sprint Corp. - FON Group	144,400	2,375
Verizon Communications, Inc.	1,431,550	61,557
WorldCom, Inc. - MCI Group	3,000	8
		178,449
Wireless Telecommunication Services - 0.1%
Nextel Communications, Inc. Class A (a)	818,700	3,979
TOTAL TELECOMMUNICATION SERVICES		182,428
UTILITIES - 1.6%
Electric Utilities - 1.6%
AES Corp. (a)	302,100	1,979
FirstEnergy Corp.	637,300	21,993
Southern Co.	450,000	12,150
TXU Corp.	203,200	10,430
		46,552
TOTAL COMMON STOCKS (Cost $2,836,963)		2,725,852
Convertible Preferred Stocks - 0.1%
	Shares	Value (Note 1) (000s)
FINANCIALS - 0.1%
Diversified Financials - 0.1%
AES Trust VII $3.00 (Cost $3,001)	168,100	$ 3,778
Corporate Bonds - 2.2%
Ratings (unaudited) (d)		Principal Amount (000s)
Convertible Bonds - 2.1%
CONSUMER DISCRETIONARY - 0.3%
Media - 0.2%
EchoStar Communications Corp. 5.75% 5/15/08 (c)	Caa1	$ 4,750	4,210
Specialty Retail - 0.1%
Gap, Inc. 5.75% 3/15/09 (c)	Ba3	3,483	4,022
TOTAL CONSUMER DISCRETIONARY			8,232
FINANCIALS - 0.1%
Diversified Financials - 0.1%
Elan Finance Corp. Ltd. liquid yield option note 0% 12/14/18	Ba3	6,000	2,916
INFORMATION TECHNOLOGY - 1.5%
Communications Equipment - 0.9%
CIENA Corp. 3.75% 2/1/08	Ba3	3,170	1,993
Comverse Technology, Inc. 1.5% 12/1/05	BB	6,250	4,846
Juniper Networks, Inc. 4.75% 3/15/07	B2	8,470	6,273
ONI Systems Corp. 5% 10/15/05	CCC	11,930	8,945
Redback Networks, Inc. 5% 4/1/07	-	4,770	2,386
			24,443
Electronic Equipment & Instruments - 0.2%
Sanmina-SCI Corp.:
0% 9/12/20	Ba2	10,977	4,116
4.25% 5/1/04	Ba2	2,000	1,918
			6,034
Semiconductor Equipment & Products - 0.4%
Atmel Corp. 0% 5/23/21	CCC+	3,893	1,289
Corporate Bonds - continued
Ratings (unaudited) (d)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
LSI Logic Corp. 4% 2/15/05	Ba3	$ 3,380	$ 2,902
Vitesse Semiconductor Corp. 4% 3/15/05	B3	9,550	7,449
			11,640
TOTAL INFORMATION TECHNOLOGY			42,117
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
Aether Systems, Inc. 6% 3/22/05	-	3,130	1,904
Nextel Communications, Inc.:
4.75% 7/1/07	B3	1,000	593
6% 6/1/11 (c)	B3	2,000	1,132
6% 6/1/11	B3	5,260	2,978
			6,607
UTILITIES - 0.0%
Multi-Utilities & Unreg. Pwr - 0.0%
Enron Corp. 0% 2/7/21	Ca	3,035	273
TOTAL CONVERTIBLE BONDS			60,145
Nonconvertible Bonds - 0.1%
UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Corp.:
9.375% 9/15/10	Ba1	2,380	1,833
9.5% 6/1/09	Ba1	795	628
			2,461
TOTAL CORPORATE BONDS (Cost $68,216)			62,606
Money Market Funds - 3.1%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.85% (b) (Cost $89,978)	89,978,198	$ 89,978
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $2,998,158)		2,882,214
NET OTHER ASSETS - (0.2)%		(6,583)
NET ASSETS - 100%		$ 2,875,631
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $9,364,000 or 0.3% of net assets.

(d) For certain securities not individually rated by a nationally recognized rating agency, the ratings listed have been assigned by Fidelity.
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $1,604,100,000 and $826,599,000, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $85,000 for the period.
Income Tax Information

At May 31, 2002, the aggregate cost of investment securities for income tax purposes was $3,010,720,000. Net unrealized depreciation aggregated $128,506,000, of which $192,384,000 related to appreciated investment securities and $320,890,000 related to depreciated investment securities.

At November 30, 2001, the fund had a capital loss carryforward of approximately $55,694,000 of which $11,880,000, $1,257,000 and $42,557,000 will expire on November 30, 2007, 2008 and 2009, respectively.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	May 31, 2002 (Unaudited)
Assets
Investment in securities, at value (including securities loaned of $5,907) (cost $2,998,158) - See accompanying schedule		$ 2,882,214
Cash		105
Receivable for investments sold		20,035
Receivable for fund shares sold		6,582
Dividends receivable		2,403
Interest receivable		1,015
Total assets		2,912,354
Liabilities
Payable for investments purchased	$ 23,042
Payable for fund shares redeemed	4,188
Accrued management fee	1,379
Distribution fees payable	1,334
Other payables and accrued expenses	421
Collateral on securities loaned, at value	6,359
Total liabilities		36,723
Net Assets		$ 2,875,631
Net Assets consist of:
Paid in capital		$ 3,035,460
Undistributed net investment income		3,015
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(46,900)
Net unrealized appreciation (depreciation) on investments		(115,944)
Net Assets		$ 2,875,631

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	May 31, 2002 (Unaudited)
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($195,821 ÷ 17,784 shares)	$ 11.01
Maximum offering price per share (100/94.25 of $11.01)	$ 11.68
Class T: Net Asset Value and redemption price per share ($1,399,085 ÷ 127,693 shares)	$ 10.96
Maximum offering price per share (100/96.50 of $10.96)	$ 11.36
Class B: Net Asset Value and offering price per share ($491,656 ÷ 45,595 shares) A	$ 10.78
Class C: Net Asset Value and offering price per share ($363,944 ÷ 33,735 shares) A	$ 10.79
Institutional Class: Net Asset Value, offering price and redemption price per share ($425,125 ÷ 38,279 shares)	$ 11.11

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Operations

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)
Investment Income
Dividends		$ 16,858
Interest		4,858
Security lending		44
Total income		21,760
Expenses
Management fee	$ 7,666
Transfer agent fees	2,870
Distribution fees	7,645
Accounting and security lending fees	266
Non-interested trustees' compensation	4
Custodian fees and expenses	27
Registration fees	167
Audit	18
Legal	9
Miscellaneous	138
Total expenses before reductions	18,810
Expense reductions	(338)	18,472
Net investment income (loss)		3,288
Realized and Unrealized Gain (Loss) Net realized gain (loss) on investment securities		29,063
Change in net unrealized appreciation (depreciation) on investment securities		(175,505)
Net gain (loss)		(146,442)
Net increase (decrease) in net assets resulting from operations		$ (143,154)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Six months ended May 31, 2002 (Unaudited)	Year ended November 30, 2001
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 3,288	$ 2,437
Net realized gain (loss)	29,063	(56,318)
Change in net unrealized appreciation (depreciation)	(175,505)	(13,814)
Net increase (decrease) in net assets resulting from operations	(143,154)	(67,695)
Distributions to shareholders from net investment income	(2,736)	-
Share transactions - net increase (decrease)	733,272	1,499,618
Total increase (decrease) in net assets	587,382	1,431,923
Net Assets
Beginning of period	2,288,249	856,326
End of period (including undistributed net investment income of $3,015 and undistributed net investment income of $2,463, respectively)	$ 2,875,631	$ 2,288,249

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class A

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.58	$ 11.87	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.03	.06	.02	.01
Net realized and unrealized gain (loss)	(.57)	(.35)	1.11	.73
Total from investment operations	(.54)	(.29)	1.13	.74
Distributions from net investment income	(.03)	-	-	-
Net asset value, end of period	$ 11.01	$ 11.58	$ 11.87	$ 10.74
Total ReturnB, C, D	(4.68)%	(2.44)%	10.52%	7.40%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.12% A	1.13%	1.16%	1.25% A
Expenses net of voluntary waivers, if any	1.12% A	1.13%	1.16%	1.25% A
Expenses net of all reductions	1.10% A	1.10%	1.13%	1.23% A
Net investment income (loss)	.54% A	.50%	.15%	.10% A
Supplemental Data
Net assets, end of period (in millions)	$ 196	$ 121	$ 48	$ 45
Portfolio turnover rate	66% A	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class T

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.51	$ 11.83	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.02	.03	(.01)	(.01)
Net realized and unrealized gain (loss)	(.56)	(.35)	1.12	.73
Total from investment operations	(.54)	(.32)	1.11	.72
Distributions from net investment income	(.01)	-	-	-
Net asset value, end of period	$ 10.96	$ 11.51	$ 11.83	$ 10.72
Total Return B, C, D	(4.70)%	(2.70)%	10.35%	7.20%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.33%A	1.34%	1.38%	1.46%A
Expenses net of voluntary waivers, if any	1.33%A	1.34%	1.38%	1.46%A
Expenses net of all reductions	1.31%A	1.31%	1.35%	1.45%A
Net investment income (loss)	.33%A	.29%	(.07)%	(.12)%A
Supplemental Data
Net assets, end of period (in millions)	$ 1,399	$ 1,255	$ 323	$ 286
Portfolio turnover rate	66%A	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class B

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.35	$ 11.71	$ 10.67	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.03)	(.06)	(.06)
Net realized and unrealized gain (loss)	(.56)	(.33)	1.10	.73
Total from investment operations	(.57)	(.36)	1.04	.67
Net asset value, end of period	$ 10.78	$ 11.35	$ 11.71	$ 10.67
Total Return B, C, D	(5.02)%	(3.07)%	9.75%	6.70%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.88% A	1.88%	1.89%	1.97% A
Expenses net of voluntary waivers, if any	1.88% A	1.88%	1.89%	1.97% A
Expenses net of all reductions	1.86% A	1.85%	1.86%	1.96% A
Net investment income (loss)	(.22)% A	(.25)%	(.58)%	(.63)% A
Supplemental Data
Net assets, end of period (in millions)	$ 492	$ 427	$ 274	$ 272
Portfolio turnover rate	66% A	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Class C

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.35	$ 11.72	$ 10.68	$ 10.00
Income from Investment Operations
Net investment income (loss) E	(.01)	(.02)	(.06)	(.06)
Net realized and unrealized gain (loss)	(.55)	(.35)	1.10	.74
Total from investment operations	(.56)	(.37)	1.04	.68
Net asset value, end of period	$ 10.79	$ 11.35	$ 11.72	$ 10.68
Total ReturnB, C, D	(4.93)%	(3.16)%	9.74%	6.80%
Ratios to Average Net AssetsG
Expenses before expense reductions	1.85%A	1.84%	1.86%	1.96%A
Expenses net of voluntary waivers, if any	1.85%A	1.84%	1.86%	1.96%A
Expenses net of all reductions	1.82%A	1.81%	1.83%	1.94%A
Net investment income (loss)	(.18)%A	(.21)%	(.55)%	(.61)%A
Supplemental Data
Net assets, end of period (in millions)	$ 364	$ 290	$ 162	$ 156
Portfolio turnover rate	66%A	97%	107%	67%A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F For the period December 28, 1998 (commencement of operations) to November 30, 1999.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights - Institutional Class

	Six months ended May 31, 2002	Years ended November 30,
	(Unaudited)	2001	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.70	$ 11.95	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.05	.10	.06	.04
Net realized and unrealized gain (loss)	(.57)	(.35)	1.12	.73
Total from investment operations	(.52)	(.25)	1.18	.77
Distributions from net investment income	(.07)	-	-	-
Net asset value, end of period	$ 11.11	$ 11.70	$ 11.95	$ 10.77
Total ReturnB, C	(4.48)%	(2.09)%	10.96%	7.70%
Ratios to Average Net AssetsF
Expenses before expense reductions	.78% A	.78%	.81%	.95% A
Expenses net of voluntary waivers, if any	.78% A	.78%	.81%	.95% A
Expenses net of all reductions	.75% A	.76%	.78%	.93% A
Net investment income (loss)	.88% A	.85%	.50%	.40% A
Supplemental Data
Net assets, end of period (in millions)	$ 425	$ 195	$ 49	$ 26
Portfolio turnover rate	66% A	97%	107%	67% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended May 31, 2002 (Unaudited)

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADR's, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Securities (including restricted securities) for which quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes all of its taxable income for its fiscal year. The Schedule of Investments includes information, if any, regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, contingent interest, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Semiannual Report

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities, as required. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $2,391 increase to the cost of securities held and a corresponding increase to accumulated net undistributed realized gain (loss), based on securities held by the fund on December 1, 2001.

2. Operating Policies.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annualized management fee rate was .58% of the fund's average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of FMR, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the fund and providing shareholder support services. For the period, the Distribution and Service Fee rates and the total amounts paid to and retained by FDC were as follows:

	Distribution Fee	Service Fee	Paid to FDC	Retained by FDC
Class A	0%	.25%	$ 205	$ -
Class T	.25%	.25%	3,425	14
Class B	.75%	.25%	2,342	1,758
Class C	.75%	.25%	1,673	668
			$ 7,645	$ 2,440

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charge (CDSC) levied on Class A, Class T, Class B, and Class C redemptions. These charges depend on the holding period. The deferred sales charges range from 5% to 1% for Class B, 1% for Class C, and .25% for certain purchases of Class A and Class T shares.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 361	$ 178
Class T	489	157
Class B*	543	543
Class C*	34	34
	$ 1,427	$ 912

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Semiannual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 205	0.25 *
Class T	1,439	0.21 *
Class B	611	0.26 *
Class C	373	0.22 *
Institutional Class	242	0.15 *
	$ 2,870

* Annualized

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,304 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $337 of the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody expenses by $1.

8. Other Information.

At the end of the period, two unaffiliated shareholders were the owners of record of 28% of the total outstanding shares of the fund.

Semiannual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Six months ended May 31, 2002	Year ended November 30, 2001
From net investment income
Class A	$ 326	$ -
Class T	1,121	-
Institutional Class	1,289	-
	$ 2,736	$ -

Semiannual Report

Notes to Financial Statements (Unaudited) - continued

(Amounts in thousands except ratios)

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Six months ended May 31, 2002	Year ended November 30, 2001	Six months ended May 31, 2002	Year ended November 30, 2001
Class A
Shares sold	8,587	8,367	$ 99,190	$ 99,052
Reinvestment of distributions	25	-	290	-
Shares redeemed	(1,298)	(1,939)	(14,904)	(22,472)
Net increase (decrease)	7,314	6,428	$ 84,576	$ 76,580
Class T
Shares sold	30,356	98,948	$ 348,041	$ 1,172,240
Reinvestment of distributions	93	-	1,079	-
Shares redeemed	(11,779)	(17,275)	(134,099)	(202,067)
Net increase (decrease)	18,670	81,673	$ 215,021	$ 970,173
Class B
Shares sold	10,958	19,782	$ 123,767	$ 229,912
Shares redeemed	(2,938)	(5,631)	(33,004)	(63,739)
Net increase (decrease)	8,020	14,151	$ 90,763	$ 166,173
Class C
Shares sold	10,502	15,846	$ 118,554	$ 183,972
Shares redeemed	(2,329)	(4,089)	(26,136)	(46,211)
Net increase (decrease)	8,173	11,757	$ 92,418	$ 137,761
Institutional Class
Shares sold	23,371	15,785	$ 271,109	$ 185,221
Reinvestment of distributions	55	-	644	-
Shares redeemed	(1,831)	(3,189)	(21,259)	(36,290)
Net increase (decrease)	21,595	12,596	$ 250,494	$ 148,931

Semiannual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on January 16, 2002. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
	# of Votes Cast	% of Votes Cast
Affirmative	17,317,633,083.46	89.867
Against	1,012,622,831.92	5.254
Abstain	940,110,145.85	4.879
TOTAL	19,270,366,061.23	100.000
Broker Non-Votes	7,102,152,530.82
PROPOSAL 2
To elect the following thirteen nominees as Trustees.*
	# of Votes Cast	% of Votes Cast
J. Michael Cook
Affirmative	25,853,152,868.10	98.031
Withheld	519,365,723.95	1.969
TOTAL	26,372,518,592.05	100.000
Ralph F. Cox
Affirmative	25,845,731,266.57	98.003
Withheld	526,787,325.48	1.997
TOTAL	26,372,518,592.05	100.000
Phyllis Burke Davis
Affirmative	25,841,137,302.15	97.985
Withheld	531,381,289.90	2.015
TOTAL	26,372,518,592.05	100.000
Robert M. Gates
Affirmative	25,848,941,964.51	98.015
Withheld	523,576,627.54	1.985
TOTAL	26,372,518,592.05	100.000
	# of Votes Cast	% of Votes Cast
Abigail P. Johnson
Affirmative	25,837,795,533.18	97.972
Withheld	534,723,058.87	2.028
TOTAL	26,372,518,592.05	100.000
Edward C. Johnson 3d
Affirmative	25,833,831,791.24	97.957
Withheld	538,686,800.81	2.043
TOTAL	26,372,518,592.05	100.000
Donald J. Kirk
Affirmative	25,847,889,945.54	98.011
Withheld	524,628,646.51	1.989
TOTAL	26,372,518,592.05	100.000
Marie L. Knowles
Affirmative	25,853,116,331.88	98.031
Withheld	519,402,260.17	1.969
TOTAL	26,372,518,592.05	100.000
Ned C. Lautenbach
Affirmative	25,853,533,342.42	98.032
Withheld	518,985,249.63	1.968
TOTAL	26,372,518,592.05	100.000
Peter S. Lynch
Affirmative	25,854,856,113.17	98.037
Withheld	517,662,478.88	1.963
TOTAL	26,372,518,592.05	100.000
Marvin L. Mann
Affirmative	25,848,463,089.35	98.013
Withheld	524,055,502.70	1.987
TOTAL	26,372,518,592.05	100.000
William O. McCoy
Affirmative	25,848,601,101.44	98.013
Withheld	523,917,490.61	1.987
TOTAL	26,372,518,592.05	100.000

*Denotes trust-wide proposals and voting results.

Semiannual Report

Proxy Voting Results - continued

	# of Votes Cast	% of Votes Cast
William S. Stavropoulos
Affirmative	25,841,406,853.80	97.986
Withheld	531,111,738.25	2.014
TOTAL	26,372,518,592.05	100.000
PROPOSAL 4
To approve an amended management contract for the fund.
	# of Votes Cast	% of Votes Cast
Affirmative	1,467,072,595.92	96.574
Against	18,683,729.24	1.230
Abstain	33,362,616.43	2.196
TOTAL	1,519,118,941.59	100.000
PROPOSAL 11
To amend the fund's fundamental investment limitation concerning underwriting.
	# of Votes Cast	% of Votes Cast
Affirmative	1,009,267,111.99	95.051
Against	19,538,826.87	1.840
Abstain	33,006,691.67	3.109
TOTAL	1,061,812,630.53	100.000
Broker Non-Votes	457,306,311.06
PROPOSAL 12
To amend the fund's fundamental investment limitation concerning lending.
	# of Votes Cast	% of Votes Cast
Affirmative	1,002,379,583.65	94.403
Against	26,021,230.91	2.450
Abstain	33,411,815.97	3.147
TOTAL	1,061,812,630.53	100.000
Broker Non-Votes	457,306,311.06

Semiannual Report

Semiannual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Semiannual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Biotechnology Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Developing Communications Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Electronics Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Equity Value Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Advantage Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Leveraged Company Stock Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Growth Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Tax Managed Stock Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADGFI-SANN-0702 157403
1.721251.103

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